                            SCHEDULE 14A INFORMATION
           PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
                              EXCHANGE ACT OF 1934


Filed by the Registrant    [X]

Filed by a Party other than the Registrant  [  ]

Check the appropriate box:

[ ] Preliminary Proxy Statement

[ ] Confidential, for Use of Commission Only (as permitted by
    Rule 14a-6(e)(2))

[X] Definitive Proxy Statement

[ ] Definitive Additional Materials

[ ] Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

                       American Independence Funds Trust
-------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)
-------------------------------------------------------------------------------
      (Name of Person(s) filing Proxy Statement, if other than Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.

[ ]  Fee computed on table below per Exchange Act Rules 14a-6(I)(1) and 0-11.

     (1)  Title of each class of securities to which transaction applies:

     (2)  Aggregate number of securities to which transaction applies:

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

     (4)  Proposed maximum aggregate value of transaction:

     (5)  Total fee paid:

[ ]  Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1)  Amount Previously Paid:

     (2)  Form, Schedule or Registration Statement No.:

     (3)  Filing Party:

     (4)  Date Filed:

                           COMBINED PROXY STATEMENT OF
                           AMERICAN INDEPENDENCE FUNDS

                            on behalf of its Series:

ULTRASHORT BOND FUND
INTERMEDIATE BOND FUND
STOCK FUND
INTERNATIONAL MULTI-MANAGER STOCK FUND
KANSAS TAX-EXEMPT BOND FUND
NESTEGG CAPITAL PRESERVATION FUND
NESTEGG 2010 FUND
NESTEGG 2020 FUND
NESTEGG 2030 FUND
NESTEGG 2040 FUND
(each, an "American Independence Fund" and collectively, the "American Independence Funds")

The address and telephone number of each American Independence Fund is:
3435 Stelzer Road, Columbus, OH 43219

                                 1-888-266-8787

                              ARRIVATO FUNDS TRUST

                            on behalf of its Series:

PROSPECTUS FOR INSTITUTIONAL CLASS SHARES OF

INTERMEDIATE BOND FUND
SHORT-TERM BOND FUND
STOCK FUND
INTERNATIONAL EQUITY FUND
KANSAS TAX-EXEMPT BOND FUND
DOW JONES U.S. TARGET DATE 2010 FUND
DOW JONES U.S. TARGET DATE 2015 FUND
DOW JONES U.S. TARGET DATE 2020 FUND
DOW JONES U.S. TARGET DATE 2030 FUND
DOW JONES U.S. TARGET DATE 2040 FUND
(each, a "Arrivato Fund" and collectively, the "Arrivato Funds")
The address and telephone number of each Arrivato Fund is:
350 Fifth Avenue, 59th Floor, New York, NY 10118


                                 1-888-266-8787

                    NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
                       SCHEDULED FOR FEBRUARY 28, 2006


To the Shareholders of the American Independence Funds:


      A joint special meeting of shareholders (the "Meeting") for each of the American Independence Funds will be held at the funds' offices at 3435 Stelzer Road,Columbus, Ohio 43219, on February 28 at 12:30 p.m., Eastern time, to consider the following:



1. With respect to each American Independence Fund, a proposal to approve an Agreement and Plan of Reorganization. Under the Agreement and Plan of Reorganization applicable to your American Independence Fund, it will transfer all of its assets to an investment company or a series thereof (each an" Arrivato Fund") managed by Arrivato Advisers, LLC ("Arrivato") in exchange for Institutional Class ("Class I") shares of the Arrivato Fund. Class I shares of the Arrivato Fund will be distributed to each American Independence Fund's shareholders in proportion to their Service Class, Premium Class or Institutional share holdings on the reorganization date. The Arrivato Fund also will assume your American Independence Fund's liabilities that are included in the calculation of your American Independence Fund's net asset value on the closing date at the reorganization. In the case of the NestEgg Funds, the Arrivato Fund is an existing mutual fund with a substantially similar investment objective and similar investment policies as your American Independence Fund. In the case of other American Independence Funds, the Arrivato Fund is a newly organized mutual fund which will have substantially similar investment objectives and similar investment policies as your American Independence Fund. Following the reorganization, your American Independence Fund will then be dissolved. As a result of the reorganization, you will become shareholders of the Arrivato Fund. Following the reorganization, Arrivato Funds Trust will change its name to the American Independence Funds Trust. Your board of trustees recommends that you vote FOR this proposal.

2.   Any other business that may properly come before the Meeting.


      Shareholders of record as of the close of business on February 1, 2006, are entitled to vote at the Meeting and any related follow-up meetings.


     Whether or not you expect to attend the Meeting, please complete and return the enclosed proxy card. If shareholders do not return their proxies in sufficient numbers, your American Independence Fund may be required to make additional solicitations.

                                        By order of the Board of Trustees,



                                        /s/ David Bunstine
                                        ----------------------------------------
                                        David Bunstine
                                        President

COMBINED PROXY STATEMENT/PROSPECTUS RELATING TO THE ACQUISITION OF THE ASSETS OF AMERICAN INDEPENDENCE FUNDS TRUST AND EACH OF ITS SERIES:

ULTRASHORT BOND FUND
INTERMEDIATE BOND FUND
STOCK FUND
INTERNATIONAL MULTI-MANAGER STOCK FUND
KANSAS TAX-EXEMPT BOND FUND
NESTEGG CAPITAL PRESERVATION FUND
NESTEGG 2010 FUND
NESTEGG 2020 FUND
NESTEGG 2030 FUND
NESTEGG 2040 FUND
(each, an "American Independence Fund" and collectively, the "American Independence Funds")
The address and telephone number of each American Independence Fund is:
3435 Stelzer Road, Columbus, OH 43219

                                 1-888-266-8787

                                   ----------

             BY AND IN EXCHANGE FOR SHARES OF BENEFICIAL INTEREST OF

                              ARRIVATO FUNDS TRUST

                             on behalf of its Series

SHORT-TERM BOND FUND
INTERMEDIATE BOND FUND
STOCK FUND
INTERNATIONAL EQUITY FUND
KANSAS TAX-EXEMPT BOND FUND
DOW JONES U.S. TARGET DATE 2010 FUND
DOW JONES U.S. TARGET DATE 2015 FUND
DOW JONES U.S. TARGET DATE 2020 FUND
DOW JONES U.S. TARGET DATE 2030 FUND
DOW JONES U.S. TARGET DATE 2040 FUND
(each, an "Arrivato Fund" or "Acquiring Fund" and collectively, the "Arrivato Funds" or "Acquiring Funds")
The address and telephone number of each Arrivato Fund is:
350 Fifth Avenue, New York, NY 10118

                               and 1-866-410-2006

     SHARES OF THE ARRIVATO FUNDS HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION (THE "SEC"). THE SEC HAS NOT PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

     An investment in any American Independence Fund or Arrivato Fund (each sometimes referred to herein as a "Fund") is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

 This combined proxy statement and prospectus (the "Proxy Statement/Prospectus"), dated February 15, 2006, is being furnished to shareholders of the American Independence Funds in connection with the solicitation by the board of trustees (the "Board", or the "Trustees") of the American Independence Funds of proxies to be used at a joint meeting of shareholders of the American Independence Funds (the "Meeting") to be held at the Funds, offices at 3435 Stelzer Road, Columbus, Ohio 43219 on February 28, 2006 at 12:30 p.m., Eastern time. Each American Independence Fund is a series of American Independence Funds Trust, an open-end management investment company organized as a Delaware business trust. Each Arrivato Fund is an open-end management investment company, or a series thereof, organized as a Delaware business trust.


     The Proxy Statement/Prospectus contains information you should know before voting on the approval of a proposed Agreement and Plan of Reorganization (each a "Plan") that provides for the reorganization of each American Independence Fund into a corresponding Arrivato Fund (each a "Reorganization"). The following table indicates (a) the corresponding Arrivato Fund shares that each American Independence Fund shareholder would receive if each Plan is approved, (b) which American Independence Fund shareholders may vote on which proposals and on what page of this Proxy Statement/Prospectus the discussion regarding each proposal begins. On each proposal, all shareholders of an American Independence Fund, regardless of the class of shares held, will vote together as a single class. Although each Reorganization is similar in structure, you should read carefully the specific discussion regarding your American Independence Fund's Reorganization.


     The Proxy Statement/Prospectus sets forth the information about the Arrivato Fund that a prospective investor should know before investing and should be retained for future reference. The statement of Additional dated March 1, 2006, which is incorporated by reference to the Prospectus/Proxy Statement, is enclosed with this Proxy Statement/Prospectus. Additionally, enclosed with the Proxy Statement/Prospectus are: Prospectus dated March 1, 2005 for each of the American Independence Funds and NestEgg Funds and the Statement of Additional Information dated March 1, 2005 of each of the American Independence and NestEgg Funds; the prospectus and Statement of Additional Information, each dated September 15, 2005 of the Arrivato Funds. Additional information on each Arrivato Fund has been filed with the SEC and is available upon oral or written request and without charge. See "Where to Get More Information."

               AMERICAN                                                                  SHAREHOLDERS
           INDEPENDENCE FUND                       ARRIVATO FUND                       ENTITLED TO VOTE              PAGE
           -----------------             --------------------------------   --------------------------------------   ----
UltraShort Bond Fund                     Short-Term Bond Fund               UltraShort Bond Fund shareholders
Intermediate Bond Fund                   Intermediate Bond Fund             Intermediate Bond Fund shareholders
Stock Fund                               Stock Fund                         Stock Fund shareholders
International Multi-Manager Stock Fund   International Equity Fund          International Multi-Manager Stock Fund
                                                                            shareholders
Kansas Tax-Exempt Bond Fund              Kansas Tax-Exempt Bond Fund        Kansas Tax-Exempt Bond Fund
                                                                            shareholders
Nest-Egg Capital Preservation Fund       NestEgg Dow Jones U.S. 2010 Fund   NestEgg Capital Preservation Fund
                                                                            shareholders
NestEgg 2010 Fund                        Dow Jones U.S. 2015 Fund           NestEgg 2010 Fund shareholders
NestEgg 2020 Fund                        Dow Jones U.S. 2020 Fund           NestEgg 2020 Fund shareholders
NestEgg 2030 Fund                        Dow Jones U.S. 2030 Fund           NestEgg 2030 Fund shareholders
NestEgg 2040 Fund                        Dow Jones U.S. 2040 Fund           NestEgg 2040 Fund shareholders

                          WHERE TO GET MORE INFORMATION



The American Independence Funds'      Available to you free of charge by calling
annual report dated                   1-888-266-8787. Also on file with the SEC.
January 10, 2005 and semiannual       See "Available Information."
report dated July 11, 2005.

BACKGROUND TO THE REORGANIZATIONS

     INTRUST Financial Services, Inc. ("IFSI"), a wholly-owned subsidiary of INTRUST Bank, N.A. ("INTRUST"), has served as investment adviser to the American Independence Funds ("AIF") and each of its series (each a "Fund") and collectively (the "Funds") since their inception, using the services of certain sub-advisers to manage several portfolios of the Funds. Recently, INTRUST and IFSI engaged in a strategic review of its Wealth Management business lines to determine which of its activities are most closely aligned with servicing its clients. INTRUST provides fiduciary, trust, custody, asset allocation and risk management services to its Wealth Management clients. IFSI either recommends the investment of certain client assets in mutual funds, including the Funds, or engages the services of outside managers, including the sub-advisors, to assist in security selection and actual trading. INTRUST and IFSI also reviewed the continuing and long-term requirements with respect to its mutual fund business. While the Funds have consistently served the needs of its clients, INTRUST and IFSI have determined that continuing to act as investment adviser to the American Independence Funds is not necessary to continue to provide its clients with Wealth Management services (including the Funds) or a core business that IFSI intends to continue. Following the completion of its strategic review and after discussing its review of the AIF with the Board of Trustees of the AIF (the "Trustees"), INTRUST and IFSI began discussions with potential acquirers of IFSI. The Trustees selected a committee composed of all of its non-interested members to consider INTRUST and IFSI's proposals and asked its counsel to advise in this process.

     In meetings held on April 26, 2005, INTRUST Bank and IFSI discussed its progress with the Trustees. At meetings held on August 25, 2005 and August 26, 2005, INTRUST and IFSI informed the Trustees that they had reached a tentative agreement to sell IFSI to Arrivato Advisors LLC ("Arrivato") and recommended the Funds be reorganized into similar mutual funds to be managed by Arrivato, with each Fund having significantly lower expense ratios than the current Funds.

     As part of its review of the various alternatives, the Trustees received and evaluated materials regarding Arrivato and the Arrivato Funds, including the expense structure of each of the Arrivato Funds, the impact of the proposed Reorganizations on the AIF shareholders, and the quality of the services offered by Arrivato. The Trustees also considered other alternatives for the ongoing management of the AIF. At the meetings on August 25, 2005, August 26, 2005 and November 7, 2005, the Trustees met with representatives of Arrivato and INTRUST. In addition to these general factors, the Trustees also considered the factors discussed below in the context of each Reorganization. At the meetings on August 25, 2005, August 26, 2005 and November 7, 2005, all of the Trustees who are not interested persons of the AIF (the "Independent Trustees") met separately in executive session with counsel to the Independent Trustees and requested and received such information from IFSI and Arrivato as they determined to be necessary and appropriate to evaluate the proposed Reorganizations. On November 7, 2005, the Trustees, including all of the Independent Trustees, unanimously voted to approve each of the Reorganizations subject to certain conditions, including a signed Purchase Agreement between Arrivato and INTRUST. The Purchase Agreement was signed on November 23, 2005. In approving the Reorganizations, the Trustees, including the Independent Trustees, determined that the Reorganizations were in the best interests of the AIF shareholders and the interests of existing AIF shareholders will not be diluted as a result of the Reorganizations.

     Arrivato believes that it can offer capable management and favorable long-term investment performance to the AIF shareholders. Arrivato believes that it can increase distribution capabilities and offer the potential for increased economies of scale. Increased economies of scale have the potential of benefiting the shareholders of your AIF Funds and the Arrivato Funds by spreading fixed costs over a larger asset base and reducing expenses on a per share basis. There can be no assurance that such economies of scale will be realized.

Why the Trustees Are Recommending the Reorganizations

     The Trustees believe that reorganizing your AIF Fund into a portfolio with a substantially similar investment objective and similar investment policies that is part of the Arrivato family of funds offers you potential benefits. These potential benefits and considerations include:

     - INTRUST and IFSI have determined that engaging in the business of investment adviser to the AIF Funds is not a core business that IFSI intends to continue. Therefore, a change in your AIF Fund's investment adviser is necessary.;

     -    The transaction will qualify as a tax free reorganization under
          Section 368(a) of the Internal Revenue Code of 1986, as amended (the "Code") and therefore will not be treated as a taxable sale of your AIF shares;

     -    The potential for lower management fees and total expenses;

     - The undertaking by IFSI and Arrivato to bear all of the expenses incurred by the AIF Funds in connection with the reorganization so that the shareholders of the American Independence Funds will not bear these expenses.

     For further information, please see the individual descriptions of the proposals contained in this Proxy Statement/Prospectus.

How Each Reorganization Will Work

     - Each American Independence Fund will transfer all of its assets to a corresponding Arrivato Fund (with the exception of the Money Market Fund, which was liquidated on March 13, 2006.) Each Arrivato Fund will assume the corresponding American Independence Fund's liabilities that are included in the calculation of such American Independence Fund's net asset value on the day on which each Reorganization closes (the "Closing Date"). Liabilities of each Fund to its shareholders not assumed by a corresponding Arrivato Fund will be assumed by INTRUST.


     - Each Arrivato Fund will issue Institutional Class Shares to the corresponding American Independence Fund in amounts equal to the aggregate net asset value of that American Independence Fund's Service Class, Premium Class or Institutional Class shares. Shareholders of your American Independence Fund will receive Institutional Class shares of the corresponding Arrivato Fund. In all cases, Institutional Class shares of the Arrivato Fund will have a lower expense ratio than the corresponding American Independence Fund. These shares will be distributed to shareholders in proportion to the relative net asset value of their share holdings on the Closing Date. On the Closing Date, each shareholder will hold shares of the Arrivato Fund with the same aggregate net asset value as the shares of the American Independence Fund that the shareholder held immediately prior to the Reorganization.


     -    Each American Independence Fund will be dissolved after the Closing
          Date.


     - Arrivato acts as investment adviser to each Arrivato Fund and will use the services of certain sub-advisers to manage several portfolios of the Funds.

     - It is anticipated that following the reorganization, the Arrivato Funds will be renamed the American Independence Funds and the NestEgg Funds will be renamed the NestEgg Dow Jones U.S. Target Date Funds. Principals of INTRUST and Arrivato are in discussions with the appropriate parties so that the Arrivato Funds may continue to use the names and are confident this will be finalized prior to the reorganization.

     - It is anticipated that as part of the reorganization, the Board of Trustees of the Arrivato Funds will be comprised of members from the American Independence Funds and the Arrivato Funds as follows: From the American Independence Funds, John Pileggi, Ronald Baldwin, Terry Carter, Thomas Kice, George Mileusnic, and Peter Ochs will join the Arrivato Board as Trustees. From the Arrivato Funds, Richard Wedemeyer, Joseph Hankin and Jeffrey Haas will remain on the Board of Trustees and Guy Vander Jagt will remain as a Trustee Emeritus. Messrs. Pileggi and Baldwin are non-independent Trustees due to their affiliation with Arrivato and INTRUST, respectively. The Reorganizations are intended to result in no income, gain or loss being recognized for federal income tax purposes to any of the Arrivato Funds, the American Independence Funds or the shareholders of the American Independence Funds.

     - In recommending each of the Reorganizations, the Trustees of your American Independence Fund have determined that the Reorganization is in the best interest of your American Independence Fund and will not dilute the interests of shareholders of your American Independence Fund. The Trustees have made that determination on the basis of the factors listed above and discussed in more detail under each proposal. A reorganization might not be in the best interest of the shareholders of a mutual fund if the surviving fund had higher expenses or the adviser did not have adequate resources to manage the affairs of the mutual fund.

     - If the Reorganizations are approved, the American Independence Funds will file with the SEC an application for deregistration on Form N-8F under the Investment Company Act of 1940, as amended (the "Investment Company Act"), and will cease to exist as an investment company when such application is approved.

WHO IS ARRIVATO?


Arrivato is registered as an investment adviser under the Investment Advisers Act of 1940, as amended. John Pileggi, Chairman of the American Independence Funds, is a principal of Arrivato, and Eric Rubin is President of Arrivato. Arrivato Advisors, LLC serves as investment adviser to the Arrivato Funds pursuant to an Investment Advisory Agreement dated July 12, 2005, between the Trust and Arrivato Advisors, LLC. The Arrivato Funds is a new Fund group whose registration statement became effective on September 15, 2005. It is expected that the Arrivato Funds will not commence operations until the Reorganization. Arrivato Advisors, LLC also provides certain administrative services necessary for the Funds' operations including; (i) coordination of the services performed by the Arrivato Funds' transfer agent, custodian, independent accountants and legal counsel; (ii) regulatory compliance, including the compilation of information for documents such as reports to, and filings with, the SEC and state securities commissions; (iii) preparation of proxy statements and shareholder reports for the Arrivato Funds; (iv) general supervision relative to the compilation of data required for the preparation of periodic reports distributed to the Arrivato Funds' Officers and Board of Trustees; and (v) furnishing office space and certain facilities required for conducting the business of the Arrivato Funds.

     In addition to the Class I shares to be issued in the Reorganization, each Arrivato Fund also offers Class A and C shares (the Class C shares are subject to a contingent deferred sales charge if redeemed within one year of the date of purchase). Class A and C shares also charge a distribution and service fee.

WHO BEARS THE EXPENSES ASSOCIATED WITH THE REORGANIZATIONS?

     Arrivato and INTRUST shall bear their own costs in consummating the transaction and will agree on the allocation of costs of the Reorganization between them. The Funds will not pay any of these costs.

WILL ARRIVATO AND INTRUST BENEFIT FROM THE REORGANIZATIONS?

     Arrivato will benefit from managing a larger pool of assets. In consideration for the acquisition of these assets, the opportunity to manage additional assets and covenants from INTRUST and IFSI, including their assistance in facilitating the Reorganizations, noncompetition covenants and their obligation to indemnify Arrivato against certain liabilities, Arrivato has agreed to pay IFSI $3 million. This amount is subject to partial repayment in the event that the assets attributable to the American Independence Funds are redeemed (subject to certain conditions, including threshold amounts) from the Arrivato Funds within three years after the closing of the Reorganization.

WHAT HAPPENS IF A REORGANIZATION IS NOT APPROVED?

     If the required approval of shareholders is not obtained, the Meeting may be adjourned as more fully described in this Proxy Statement/Prospectus, your American Independence Fund will continue to engage in business as a separate mutual fund and the Trustees will consider what further action may be appropriate.

WHO IS ELIGIBLE TO VOTE?


      Shareholders of record on February 1, 2006 are entitled to attend and vote at the Meeting or any adjournment of the Meeting. On each proposal, all shareholders of an American Independence Fund, regardless of the class of shares held, will vote together as a single class. Each share is entitled to one vote. Shares represented by properly executed proxies, unless revoked before or at the Meeting, will be voted according to shareholders' instructions. If you sign a proxy but do not fill in a vote, your shares will be voted to approve the Agreement and Plan of Reorganization. If any other business comes before the Meeting, your shares will be voted at the discretion of the persons named as proxies.

                                TABLE OF CONTENTS

                                                                   Page
                                                                   ----
PROPOSAL 1(A) COMPARISON OF THE ULTRASHORT BOND FUND TO THE
NEWLY CREATED SHORT-TERM BOND FUND..............................     39

PROPOSAL 1(B) COMPARISON OF THE INTERMEDIATE BOND FUND TO THE
NEWLY CREATED INTERMEDIATE BOND FUND............................     86

PROPOSAL 1(C) COMPARISON OF THE AMERICAN INDEPENDENCE STOCK
FUND TO THE NEW STOCK FUND......................................    140

PROPOSAL 1(D) COMPARISON OF THE INTERNATIONAL MULTI-MANAGER
STOCK FUND TO THE NEW INTERNATIONAL EQUITY FUND.................    189

PROPOSAL 1(E) COMPARISON OF KANSAS TAX-EXEMPT BOND FUND TO
THE  NEWLY CREATED KANSAS TAX-EXEMPT BOND FUND..................    258

PROPOSAL 1(F) COMPARISON OF THE NESTEGG CAPITAL PRESERVATION
FUND TO THE NESTEGG DOW JONES U.S. 2010 TARGET DATE FUND........    308

PROPOSAL 1(G) COMPARISON OF THE NESTEGG 2010 FUND TO THE NEST
EGG DOW JONES U.S. 2015 TARGET DATE FUND........................    381

PROPOSAL 1(H) COMPARISON OF THE NESTEGG 2020 FUND TO THE
NESTEGG DOW JONES U.S. 2020 TARGET DATE FUND....................    457

PROPOSAL 1(I) COMPARISON OF THE NESTEGG 2030 FUND TO THE
NESTEGG DOW JONES U.S. 2030 TARGET DATE FUND....................    524

PROPOSAL 1(J) COMPARISON OF THE NESTEGG 2040 FUND TO THE
NESTEGG DOW JONES U.S. 2040 TARGET DATE FUND....................    577

TAX STATUS OF EACH REORGANIZATION...............................    659

VOTING RIGHTS AND REQUIRED VOTE.................................    663

ADDITIONAL INFORMATION ABOUT THE ARRIVATO FUNDS.................    667

INFORMATION CONCERNING THE MEETING..............................    713

OWNERSHIP OF SHARES OF THE FUNDS................................    722

EXPERTS.........................................................    724

AVAILABLE INFORMATION...........................................    725

EXHIBIT A--FORM OF AGREEMENT AND PLAN OF REORGANIZATION
SERVICE CLASS, PREMIUM CLASS AND INSTITUTIONAL CLASS............    727

ANNEX A

TAX REPRESENTATION CERTIFICATE OF AMERICAN INDEPENDENCE FUNDS...    824

ANNEX B

TAX REPRESENTATION CERTIFICATE OF ARRIVATO FUNDS

ARRIVATO FUNDS TRUST STATEMENT OF ADDITIONAL INFORMATION........    891

                                  PROPOSAL 1(A)
                     COMPARISON OF THE ULTRASHORT BOND FUND
                      TO THE NEWLY CREATED SHORT BOND FUND


THE AMERICAN INDEPENDENCE ULTRASHORT BOND FUND and its corresponding Acquiring Fund will pursue the same investment objectives, utilize substantially similar principal investment strategies to pursue their investment objectives, and hold substantially similar securities. American Independence Financial Services, LLC (formerly known as Arrivato Advisors, LLC) will be the new advisor to the Acquiring Fund and Commerce Asset Management ("CAM") will act as sub-adviser to the Acquiring Fund. Commerce Asset Management is a wholly owned non-banking subsidiary of Commerce Bank, N.A. CAM was formed in 1981 and is a professional investment management firm registered with the SEC. As of December 31, 2005, CAM had approximately $1.8 billion in assets under management.


COMPARISON OF CURRENT FEES AND EXPENSES


The following chart shows current operating expense ratios for the UltraShort Bond Fund and fees paid by existing shareholders if the reorganization is approved.


Ratios are shown at three levels:

a) Gross expenses are the total operating expenses of a fund, and represent what a shareholder could potentially pay if waiver and expense reimbursements were not in place;

b) Net expenses are those expenses that a shareholder can expect to actually pay, after an adviser or other service provider has waived fees and/or reimbursed expenses; and

c) The contractual expense cap is the ratio at which a fund's adviser has contractually agreed to maintain the expenses a shareholder will pay.


 AMERICAN INDEPENDENCE/                                 GROSS OPERATING   NET OPERATING    CONTRACTUAL
        NEW FUND                   SHARE CLASS           EXPENSE RATIO    FUND EXPENSES   EXPENSE RATIO
 ----------------------    --------------------------   ---------------   -------------   -------------
American Independence
   UltraShort Bond Fund    Service (1)                       1.34%            0.65%           0.65%
New Short-Term Bond Fund   Institutional Class (1)(2)        0.84%            0.45%           0.45%


----------
(1) The expense ratios for the American Independence Funds are based on the actual expenses for the Funds' most recent fiscal year ended October 31, 2005. The ratios for the Acquiring Funds are based on estimates for the current fiscal year ending October 31, 2006.

(2) The Acquiring Fund will feature an Institutional Class of shares which will have Expense Ratios which shall be capped as a percentage of net assets (pursuant to an agreement which shall run a minimum of three years).

In the Reorganization, the Acquiring Fund will have a lower contractual expense cap than the corresponding American Independence Fund. The Adviser has contractually committed to maintain the shown contractual expense cap for three years until March 1, 2009.

                        SHAREHOLDER TRANSACTION EXPENSES


                                                     AMERICAN INDEPENDENCE
                                                      ULTRASHORT BOND FUND      ACQUIRING SHORT-TERM BOND
             FEES PAID BY YOU DIRECTLY                   SERVICE CLASS          FUND INSTITUTIONAL CLASS
             -------------------------               ---------------------      -------------------------
Maximum Sales Charge Load) imposed on Purchases
   (as a percentage of offering price ............           3.75%                        None
ANNUAL FUND OPERATING EXPENSES (FEES PAID FROM
   FUND ASSETS) ..................................
Management fee .. ................................           0.40%                        0.40%
Distribution (12b-1) fee .........................           0.25%                        None
Other expenses .. ................................           0.69%                        0.44%
Total Fund Operating Expenses(1)..................           1.34%                        0.84%
Fee Waiver/Expense Reimbursement..................           0.69%                        0.39%
Net Expenses .. ..................................           0.65%                        0.45%



(1) AIFS has contractually agreed to reduce the management fee and reimburse expenses until March 1, 2009 in order to keep total fund operating expenses at 0.45%.


The hypothetical example below helps you compare the cost of investing in each Fund. It assumes that: (a) you invest $10,000 in each Fund for the time periods shown, (b) you reinvest all dividends and distributions, (c) your investment has a 5% return each year, and (d) each Fund's gross operating expenses remain the same. The examples are for comparison purposes only and are not a representation of either Fund's actual expenses or returns, either past or future.


                                1 YEAR   3 YEARS   5 YEARS   10 YEARS
                                ------   -------   -------   --------
AMERICAN INDEPENDENCE
ULTRASHORT BOND FUND
Service Class Shares             $439      $718     $1,018    $1,869
PROPOSED SHORT-TERM BOND FUND
Institutional Class Shares       $ 46      $283     $  539    $1,271

Set forth below is performance information for the American Independence UltraShort Bond Fund. The Chart shows how the Fund's total return (not including any deduction for sales charges) has varied from year to year. The table shows average total return for the Fund over time for each class of shares compared to a broad based market index. The bar chart gives you an indication of the risks of investing in the Fund, including the fact that you could incur a loss and experience volatility of returns year to year. Past performance does not indicate future results. The Acquiring Fund has not yet commenced operations.



AMERICAN INDEPENDENCE ULTRASHORT BOND FUND PERFORMANCE BAR CHART AND TABLE YEAR-BY-YEAR TOTAL RETURNS - SERVICE CLASS SHARES(1)



[Bar Graph in %]


1998   6.63%
1999   2.28%
2000   8.33%
2001   6.73%
2002   3.65%
2003   1.87%
2004   1.22%
2005   2.29%

Best quarter:     3.21%   Q3 '01
Worst quarter:   -0.51%   Q2 '04


----------


(1) These figures are as of December 31 of each year. They do not reflect sales charges and would be lower if they did. The Fund's after-tax returns shown below are calculated using the historical highest individual federal marginal income tax rates, and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.



                                                                        AVERAGE ANNUAL TOTAL RETURNS
                                                             -------------------------------------------------
                                                               ONE YEAR ENDED     FIVE YEARS ENDED     SINCE
                                              INCEPTION      DECEMBER 31, 2005   DECEMBER 31, 2005   INCEPTION
                                          ----------------   -----------------   -----------------   ---------
SERVICE CLASS SHARES                     January 21 1997
Return Before Taxes                                                -1.52%              2.35%           3.89%
Return after taxes on Distributions                                -2.57%              1.14%           2.21%
Return after taxes on Distribution and
   Sale of Shares                                                  -1.00%              1.28%           2.27%
Lehman Brothers
   Aggregate 1-3 year Bond Index
   (Reflects no deduction for fees,
   expenses or taxes)                    January 21, 1997           1.82%              4.11%           5.04%

(1) These figures reflect deduction of sales charges. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

COMPARISON OF INVESTMENT OBJECTIVES, PRINCIPAL INVESTMENT STRATEGIES AND
POLICIES

THE AMERICAN INDEPENDENCE ULTRASHORT BOND FUND and its corresponding Acquiring Fund will pursue the same investment objectives, utilize substantially similar principal investment strategies to pursue their investment objectives, and hold substantially similar securities. As a result, the proposed Reorganization is expected to cause minimal portfolio turnover or transaction expenses from the sale of securities that are incompatible with the investment objective(s) of the Acquiring Fund.

The following is a summary of more complete information appearing later in this Proxy Statement/Prospectus or incorporated herein. You should read carefully the entire Proxy Statement/Prospectus, including the form of Agreement and Plan of Reorganization attached as EXHIBIT A-1, because it contains details that are not in the summary.

The funds have similar investment policies and risks. In the table below, if a row extends across the entire table, the policy disclosed applies to both your American Independence Fund and the Arrivato Fund.


       Comparison of American Independence UltraShort Bond Fund to Arrivato Short-Term Bond Fund





                                             AMERICAN INDEPENDENCE
                                             ULTRASHORT BOND FUND                                   ACQUIRING FUND
                              --------------------------------------------------   -------------------------------------------------
Business                      A diversified series of American Independence        A diversified series of Arrivato Funds Trust, an
                              Funds, an open-end management investment company     open-end management investment company organized
                              organized as a Delaware business trust.              as a Delaware business trust.


Net assets as of December     $54.9 million                                        The Short-Term Bond Fund is a newly created Fund
31, 2005                                                                           and does not intend to commence operations until
                                                                                   the Reorganization occurs.


Investment advisers and       Investment Adviser:                                  Investment Adviser:
portfolio managers            IFSI                                                 Arrivato

                              PortfolioManager:                                    Investment Subadviser:
                              Sub-Adviser:                                         Commerce Asset Management ("CAM") founded in 1973
                                 Galliard Capital Management, Inc. ("Galliard").   a wholly owned subsidiary of Commerce Bank, N.A.
                              Co-Managers:                                         serves as the sub-adviser to the

                                             AMERICAN INDEPENDENCE
                                             ULTRASHORT BOND FUND                                   ACQUIRING FUND
                              --------------------------------------------------   -------------------------------------------------
                                   Karl Tourville and Richard Merriam.             Short-Term Bond Fund. CAM is a publicly traded
                              Day-to-day operation of the UltraShort Bond Fund     bank holding company. Its headquarters are in
                              is the responsibility of Ajay Mizra. The             Cherry Hill, New Jersey. As of December 31, 2005,
                              day-to-day trading quantitative analysis, credit     CAM had approximately $1.8 billion in assets
                              analysis research and trade execution of the         under management. Mr. Fernando Garip, Senior Vice
                              UltraShort Bond Fund is the responsibility of Chad   President and Chief Investment Officer, Ms.
                              Callahan.                                            Hillary T. Matchett, Vice President and Ms. Diane
                                                                                   Allard, Vice President share the responsibility
                                                                                   of the portfolio management of the Short-Term
                                                                                   Bond Fund.

Investment objective          The Fund seeks to provide investors with as high level of current income as is consistent with liquidity and safety of principal.

Primary investments           The Fund normally invests at least 80% of its net    The fund normally invests at least 80% of its net
                              assets, plus borrowings for investment purposes,     assets, plus borrowings for investment purposes,
                              in bonds such as U.S. Government Securities,         in bonds such as U.S. Government Securities,
                              corporate bonds and asset-backed securities          corporate bonds and fixed rate mortgage-backed
                              (including mortgage-backed securities) ("Bonds").    ("Bonds").

                              The Bonds' maturities will range from short-term     The Bonds' maturities will range from short-term
                              (including overnight) to 3 years. Although the       (including overnight) to 5 years. Although the
                              value of the Fund's shares will fluctuate, the       value of the fund's shares will fluctuate, the
                              Fund's subadviser will seek to manage the            Fund's sub-adviser will seek to manage the
                              magnitude of fluctuation by limiting the Fund's      magnitude of fluctuation by limiting the Fund's
                              dollar-weighted average duration to one year or      dollar-weighted average duration to 2 year or
                              less. Under normal market conditions, the Fund's     less. Under normal market conditions, the fund's
                              dollar-weighted average maturity is expected to be   dollar-weighted average maturity is expected to
                              between 9 and 18 months.                             be between 1 and 3 years.

                              At least 65% of the Fund's total assets will be invested in Bonds that are rated, at the time of purchase, within the three highest long-term or two highest short-term rating categories assigned by a nationally recognized statistical rating organization, such as Moody's Investor Services, Inc.
                              ("Moody's"), Standard & Poor's Corporation ("S&P") or Fitch Investors Services, Inc. ("Fitch"), or
                              which are unrated and determined by the Fund's investment adviser to be of comparable quality.

                              The Bonds in which the Fund will                     The Bonds in which the fund will

                                            AMERICAN INDEPENDENCE
                                             ULTRASHORT BOND FUND                                    ACQUIRING FUND
                              --------------------------------------------------   -------------------------------------------------
                              primarily invest include:                            primarily invest include:

                                   -    U.S. Treasury Obligations                       -    U.S. Treasury Obligations

                                   -    U.S. Government Agency Securities               -    U.S. Government Agency Securities

                                   -    Commercial Paer                                 -    Corporate Debt Securities

                                   -    Corporate Debt Securities                       -    Mortgage-Backed Securities

                                   -    Mortgage Related Securities

                                   -    Asset- Backed Securities

                                   -    Municipal Bonds

                                   -    Variable and Floating Rate Demand
                                        Obligations.

Investment strategies         The Fund's overall investment philosophy             The Fund's overall investment philosophy
                              emphasizes a fundamental approach to managing        emphasizes a fundamental approach to managing
                              fixed income assets with a goal of delivering        fixed income assets with a goal of delivering
                              consistent investment returns. Strategies            consistent investment returns. The strategies
                              emphasize the use of high quality instruments,       emphasize the use of high quality instruments,
                              broad diversification, and a targeted maturity       broad diversification and a targeted maturity
                              which generally lines up very closely to the         which is consistent with the benchmark. The
                              Lipper Short Investment Grade Universe Average.      benchmark consists of 1/3 Lehman Government Index
                                                                                   1-3yr maturity, 1/3 Lehman Corporate Index 1-3yr
                                                                                   maturity, and 1/3 Lehman Mortgage-Backed Security
                                                                                   Index 1-3yr maturity.

                              The Fund will not emphasize interest rate anticipation strategies to enhance returns. Rather, value will be added using a disciplined investment process for selecting undervalued securities, strategic diversification, effective trade execution, and a rigorous oversight process. The Fund invests across all sectors of the fixed-income market.

                              The average credit quality of the fund's             The average credit quality of the Fund's
                              portfolio will be maintained at AA with all          portfolio will be maintained at single A or
                              securities rated investment grade (rated "BBB" by    better with all securities rated investment grade
                              Moody's or "Baa" by S&P or better by a primary       (rated "BBB" by Moody's or "Baa" by S&P or better
                              credit rating agency) at time of purchase. Fixed     by a primary credit rating agency) at the time of
                              income securities downgraded to below investment     purchase. Fixed income securities downgraded to
                              grade subsequent to purchase may be retained in      below investment grade subsequent to purchase may
                              the portfolio when deemed by the Fund's investment   be retained in the portfolio when deemed by the
                              adviser to be in the best interest of Fund           fund's investment advisor to be in the best
                              shareholders.                                        interest of fund shareholders.

                                            AMERICAN INDEPENDENCE
                                             ULTRASHORT BOND FUND                                    ACQUIRING FUND
                              --------------------------------------------------   -------------------------------------------------
Restricted and illiquid       The Fund may not invest more than 15% of its net assets in securities that are restricted as to
securities                    resale, or for which no readily available market exists, including repurchase agreements providing for settlement more than seven days after notice.

Borrowing                     The Fund may not borrow money or issue senior securities, except that the Fund may borrow from banks or enter into reverse repurchase agreements for temporary emergency purposes in amounts up to 33 1/3%
                              of the value of its total assets at the time of such borrowing. The Fund will not purchase securities while borrowings (including reverse repurchase agreements) in excess of 5% of its total assets are outstanding.

Lending                       The Fund may not make loans, except that the Fund may purchase or hold debt instruments in accordance with its investment objective and policies, lend Fund securities in accordance with its investment objective and policies and enter into repurchase agreements.

Other investment policies     As described above, each Fund has substantially similar principal investment strategies and policies.
and restrictions              For a more complete discussion of the Fund's other investment policies and fundamental and non-fundamental investment restrictions, see the SAI.

                                                BUYING, SELLING AND EXCHANGING SHARES

Sales Charges and Rule        Service Shares are offered with a sales charge of    Institutional Class shares are offered at net
12b-1 Fees                    up to 3.75% which is reduced depending upon the      asset value and without sales charges or a
                              amount invested or, in certain circumstances,        distribution (12b-1) fee.
                              waived. Service Shares are subject to a 12b-1 fee
                              of up to 0.25% of average daily net assets.
                              However, BISYS has contractually agreed to waive
                              its entire distribution fee until March 1, 2006.
                              Further reductions to the annual operating fees
                              for Service Class shareholders are also offered
                              until March 1, 2006. See "Management and Other
                              Fees" below.



                                            AMERICAN INDEPENDENCE
                                             ULTRASHORT BOND FUND                                    ACQUIRING FUND
                              --------------------------------------------------   -------------------------------------------------
Management and other Fees     An annual management fee of 0.40% of the average     The fund pays Arrivato a management fee at an
                              daily net assets of the Fund is attributable to      annual rate of 0.40% [of the Fund's average daily
                              investors in Service and Premium shares.             net assets].

                              Until March 1, 2006, the total annual operating      The total operating expenses of the fund are
                              fees for the are being capped at 0.65% for Service   being limited to 0.45% for Institutional Class
                              Class investors. Prior to giving effect to           shares for three years from the date of the
                              the fee cap, expenses excluding management and       closing after giving effect to fee reductions and
                              distribution (12b-1) fees were 0.69% for Service     expense reimbursements approved by Arrivato. The
                              Class shares and total Fund operating expenses       Fund has not commenced operations. Prior to
                              were 1.34%.                                          giving effect to the fee reductions and expense
                                                                                   reimbursements, expenses excluding the management
                                                                                   fee would have been 0.44% and total annual Fund
                                                                                   operating expenses would have been 0.84% for
                                                                                   Institutional Class shares.

Buying Shares                 Investors may establish non-retirement accounts      Purchases of Institutional Class shares may only
                              with a minimum initial investment of $1000 and       be made by (i) trusts or investment management
                              retirement accounts with a minimum initial           and other fiduciary accounts managed or
                              investment of $250, which may be waived by the       administered by Arrivato or its affiliates or
                              Fund in certain circumstances. Subsequent            correspondents pursuant to a written agreement,
                              investments are subject to a $50 minimum, which      (ii) persons who are purchasing shares with the
                              also may be waived by the Fund in certain            proceeds of a distribution from a trust,
                              circumstances. Investors may purchase shares         investment management and other fiduciary account
                              directly in the Fund by mail, overnight service,     managed or administered by Arrivato or its
                              electronic or wire transfer or through enrollment    affiliates or correspondents, pursuant to a
                              in the automatic investment plan. If you are         written agreement, and (iii) other persons or
                              investing through a financial advisor, your          organizations authorized by the Distributor. The
                              financial advisor will give you instructions on      minimum investment amount is $5,000,000, which
                              how to purchase shares in the Fund.                  may be waived by the fund if it considers it in
                                                                                   the best interest of the Fund and its
                                                                                   shareholders. Institutional Class shares may be
                                                                                   purchased directly, through the Distributor or
                                                                                   through banks, brokers and other investment
                                                                                   representatives. If you are investing directly,
                                                                                   you may obtain an

                                            AMERICAN INDEPENDENCE
                                             ULTRASHORT BOND FUND                                    ACQUIRING FUND
                              --------------------------------------------------   -------------------------------------------------
                                                                                   application to open an account with the Fund
                                                                                   online or by telephone. Initial purchases may be
                                                                                   made by mail, express delivery, wire or through
                                                                                   the Fund's automatic investment plan. Subsequent
                                                                                   purchases may be made by mail, express delivery,
                                                                                   wire, automatic investment plan or, in certain
                                                                                   circumstances, by telephone. If you are investing
                                                                                   through a financial advisor, your financial
                                                                                   advisor will give you instructions on how to
                                                                                   purchase shares in the Fund.

Exchanging Shares             Subject to minimum investment requirements,          Investors in the Fund's Institutional Class
                              investors in the Fund may exchange their shares      shares may exchange their shares for the same
                              for the same class of shares in any other fund       Institutional Class shares in any other Arrivato
                              offered in the same prospectus as the Fund. The      Fund. The Fund's overall exchange privilege is
                              overall exchange privilege is subject to change on   subject to change on 60 days' notice if the
                              60 days' notice. To prevent disruption in the        change is material. Additionally, the Fund will
                              management of funds managed by IFSI, the Fund may    suspend, limit or terminate the exchange
                              refuse any purchase or exchange request if           privilege of any shareholder who makes more than
                              management determines that such request would        12 exchanges in a calendar year or otherwise
                              adversely affect the net asset value of the Fund.    demonstrates what the Fund believes to be a
                              The management of the Fund reserves the right to     pattern of "market timing."
                              limit activity to five exchanges within a one year
                              period with no more than three exchanges in a        Exchanges may be made by fax, mail, express
                              calendar quarter. This policy has been adopted in    delivery, telephone, or by enrolling in the
                              part to counter "market timing" strategies. If you   systematic withdrawal plan. There is a $25
                              intend to engage in market timing, do not invest     minimum on exchanging fund shares.
                              in Fund shares.

                              Exchanges of Fund shares may be made in writing or by telephone.

Selling Shares                Sales of Fund Shares may be made by telephone,       Some sell orders, including those for more than
                              mail, overnight service, electronically or by        $100,000, must be placed in writing with a
                              requesting wire transfer or through the systematic   signature guarantee. If you are investing
                              withdrawal plan. Shares of the Fund are sold at      directly, sales of Fund shares may be effected by
                              the net asset value per share next calculated        fax, mail, express delivery, telephone (via wire
                              after the Fund receives your request to sell in      or ACH transfer with a minimum sell
                              good

                                            AMERICAN INDEPENDENCE
                                             ULTRASHORT BOND FUND                                    ACQUIRING FUND
                              --------------------------------------------------   -------------------------------------------------
                              order. Redemptions may also be effected through      order of $1,000) or through the systematic
                              financial intermediaries in certain instances.       withdrawal plan. [A purchase request received
                                                                                   before the close of regular trading on the New
                                                                                   York Stock Exchange (generally 4 p.m. Eastern
                                                                                   Time) that has been determined to be in "good
                                                                                   order" will be processed at that day's NAV plus
                                                                                   any applicable sales charge [or redemption fee].
                                                                                   If you are investing through a financial advisor,
                                                                                   your advisor will give you instructions on how to
                                                                                   sell your shares.


PRINCIPAL RISK FACTORS

Because each Fund has the same investment objectives and similar policies and strategies, the Funds are subject to the same principal risks as set forth below.

The value of each Fund's investments, and the value of your investments in each Fund will fluctuate with market conditions. You may lose money on your investment in each Fund, or the Fund could underperform other investments. Other principal risks include:

INTEREST RATE RISK

Interest rate risk is the chance that the value of the bonds the Funds hold will decline due to rising interest rates. When interest rates go down, the price of most bonds go up. The price of a bond is also affected by its maturity. Bonds with longer maturities generally have greater price sensitivity to changes in interest rates than do bonds with shorter maturities.

CREDIT RISK

Credit risk is the chance that a bond issuer will fail to repay interest and principal in a timely manner, reducing the Fund's return. Credit risk is somewhat minimized by each Fund's policy of investing primarily bonds rated within the three highest long-term or two highest short-term rating categories or comparable quality unrated securities and through adequate diversification among different issuers and industries.

PREPAYMENT RISK AND EXTENSION RISK

The Fund's investments in mortgage-related securities are subject to the risk that the principal amount of the underlying mortgage may be repaid prior to the bond's maturity date. Prepayment exposes the Fund to the risk of lower return upon subsequent reinvestment of the principal. When interest rates rise such securities are subject to the risk that an expected level of prepayments will not occur, resulting in a longer effective maturity of the security. As a result of this extension risk the value of such securities may decline.

INCOME RISK

Income risk is the chance that falling interest rates will cause the Fund's income to decline. Income risk is generally higher for short-term bonds. Additionally, there can be no assurance that either Fund will achieve its investment objective or be successful in preventing or minimizing the risk of loss that is inherent in investing in particular types of securities. Such risks include:

     - The sensitivity of the cash flows and yields of separately traded interest and principal components of obligations to the rate of principal payments (including prepayments).

     - With respect to mortgage-backed securities, risks include a similar sensitivity to the rate of prepayments in that, although the value of fixed-income securities generally increases during periods of falling interest rates, as a result of prepayments and other factors, this is not always the case with respect to mortgage-backed securities.

MANAGER RISK

Manager risk is the chance that poor security selection will cause the Fund to underperform other funds with similar investment objectives.

An investment in either Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

REASONS FOR THE REORGANIZATION.

     The Trustees of the American Independence Funds believe that the proposed Reorganization is in the best interests of the Fund and the shareholders. The Trustees considered the following matters, among others, in approving the proposal.

     First, IFSI, the investment adviser to the Fund, informed the Trustees that it does not intend to continue to provide investment advisory services to the American Independence Funds. Consequently, a change in your American Independence Fund's investment adviser is necessary.

     Second, the Trustees reviewed with Arrivato the investment objective, investment policies and strategy and past performance the Funds' Sub-adviser and the Trustees concluded that the Fund and the shareholders would benefit by implementing the strategy of the new acquiring Fund.


     Third, the Institutional Class shares received in the Reorganization will provide Fund shareholders with exposure to a substantially similar investment product as they currently have with a lower expense ratio. Arrivato has agreed to limit the expense ratio of the acquiring Fund for a three year period. Following the Reorganization, existing American Independence shareholders will be eligible to purchase Institutional Class shares for future purchases.


     Fourth, the transaction is structured to qualify as a tax-free reorganization under Section 368(a) of the Internal Revenue Code of 1986 and therefore will not be treated as a taxable sale of your American Independence shares.

     Arrivato and INTRUST will pay all costs of the Reorganization, including legal costs and the costs of preparing and printing the American Independence Funds' proxy statements and solicitation.

     The Board of Trustees of the Arrivato Fund also considered that the Reorganization presents an excellent opportunity for the Arrivato Fund to acquire investment assets without the obligation to pay commissions or other transaction costs that a fund normally incurs when purchasing securities. This opportunity provides an economic benefit to the Arrivato Fund and its shareholders.

                     TRUSTEES' EVALUATION AND RECOMMENDATION

     For the reasons described above, the Trustees, including the Independent Trustees, approved the Reorganization. In particular, the Trustees determined that the Reorganization is in the best interests of your Fund. Similarly, the Board of Trustees of the Arrivato Fund, including its Independent Trustees, approved the Reorganization. They also determined that the Reorganization is in the best interests of the Arrivato Fund.

                                  PROPOSAL 1(B)
                 COMPARISON OF THE INTERMEDIATE BOND FUND TO THE
                      NEWLY CREATED INTERMEDIATE BOND FUND


THE AMERICAN INDEPENDENCE INTERMEDIATE BOND FUND and its corresponding Acquiring Fund will pursue the same investment objectives, utilize substantially similar principal investment strategies to pursue their investment objectives, and hold substantially similar securities. American Independence Financial Services, LLC will be the new advisor to the Fund and Commerce Asset Management, Inc.("CAM") will act as sub-adviser to the Fund. Commerce Asset Management, Inc. is a wholly owned non-banking subsidiary of Commerce Bank, N.A. CAM was formed in 1981 and is a professional investment management firm registered with the SEC. As of December 31, 2005, CAM had approximately $1.8 billion in assets under management.


COMPARISON OF CURRENT FEES AND EXPENSES

The following chart shows current operating expense ratios for the Intermediate Bond Fund and fees paid by existing shareholders if the reorganization is approved. For a more detailed breakdown of the specific expenses charged to the American Independence Funds and the Acquiring Funds, and more information about expenses, see Exhibit A.

Ratios are shown at three levels:

a) Gross expenses are the total operating expenses of a fund, and represent what a shareholder could potentially pay if waiver and expense reimbursements were not in place;

b) Net expenses are those expenses that a shareholder can expect to actually pay, after an adviser or other service provider has waived fees and/or reimbursed expenses; and

c) The contractual expense cap is the ratio at which a fund's adviser has contractually agreed to maintain the expenses a shareholder will pay.

                                                            GROSS        NET
                                                          OPERATING   OPERATING
  AMERICAN INDEPENDENCE/                                   EXPENSE       FUND      CONTRACTUAL
         NEW FUND                    SHARE CLASS            RATIO      EXPENSES   EXPENSE RATIO
  ----------------------     --------------------------   ---------   ---------   -------------
American Independence
   Intermediate
   Bond Fund                 Service (1)                    1.35%       0.76%         0.76%

New Intermediate Bond Fund   Institutional Class (1)(2)     0.84%       0.56%         0.56%


----------
(1) The expense ratios for the AIF Funds are based on the actual expenses for the Funds' most recent fiscal year ended October 31, 2005. The ratios for the Acquiring Fund is based on estimates for the current fiscal year ending October 31, 2006.

(2) The acquiring Fund will feature an Institutional Class of shares which will have Expense Ratios which shall be capped as a percentage of net assets (via an agreement which shall run a minimum of three years).


In the Reorganization, the Acquiring Fund has a lower contractual expense cap than the Fund. The acquiring Funds' management has contractually committed to maintain the shown contractual expense cap for three years until March 1, 2009.


                        SHAREHOLDER TRANSACTION EXPENSES


                                                            AMERICAN INDEPENDENCE       ACQUIRING INTERMEDIATE
                                                           INTERMEDIATE BOND FUND            BOND FUND
                FEES PAID BY YOU DIRECTLY                       SERVICE CLASS           INSTITUTIONAL CLASS
                -------------------------                  ----------------------      ---------------------
Maximum Sales Charge Load) imposed on Purchases (as a
   percentage of offering price ........................            3.75%                      None
ANNUAL FUND OPERATING EXPENSES (FEES PAID FROM FUND
   ASSETS) .............................................
Management fee .........................................            0.40%                      0.40%
Distribution (12b-1) fee ...............................            0.25%                      None
Other expenses .. ......................................            0.70%                      0.44%
Total Fund Operating Expenses(1) .......................            1.35%                      0.84%
Fee Waiver/Expense Reimbursement .......................            0.59%                      0.28%
Net Expenses .. ........................................            0.76%                      0.45%



(1) AIFS has contractually agreed to reduce the management fee and reimburse expenses until March 1, 2009 in order to keep Total Annual Fund Operating Expenses at 0.45%.


The hypothetical example below helps you compare the cost of investing in each Fund. It assumes that: (a) you invest $10,000 in each Fund for the time periods shown, (b) you reinvest all dividends and distributions, (c) your investment has a 5% return each year, and (d) each Fund's gross operating expenses remain the same. The examples are for comparison purposes only and are not a representation of either Fund's actual expenses or returns, either past or future.

                                  1 YEAR   3 YEARS   5 YEARS   10 YEARS
                                  ------   -------   -------   --------
AMERICAN INDEPENDENCE
INTERMEDIATE BOND FUND
Service Class Shares               $450      $731     $1,032    $1,889
PROPOSED INTERMEDIATE BOND FUND
Institutional Class Shares         $ 46      $285     $  543    $1,282



Set forth below is performance information for the Fund. The Chart shows how the Fund's total return (not including any deduction for sales charges) has varied from year to year. The table shows average total return for the Fund over time for each class of shares compared to a broad based market index. The bar chart gives you an indication of the risks of investing in the Fund, including the fact that you could incur a loss and experience volatility of returns year to year. Past performance does not indicate future results. The Acquiring Fund has not yet commenced operations.



AMERICAN INDEPENDENCE INTERMEDIATE BOND FUND PERFORMANCE BAR CHART AND TABLE YEAR-BY-YEAR TOTAL RETURN - SERVICE CLASS SHARES(1)



[Bar Chart in %]


1998    7.36%
1999   -0.34%
2000    9.66%
2001    7.92%
2002   10.25%
2003    3.77%
2004    2.78%
2005    1.72%

Best quarter:     4.59%   Q3 '02
Worst quarter:   -2.44%   Q2 '04

----------
(1) These figures are as of December 31 of each year. They do not reflect sales charges and would be lower if they did. The Fund's after-tax returns shown below are calculated using the historical highest individual federal marginal income tax rates, and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.






                                                                        AVERAGE ANNUAL TOTAL RETURNS
                                                             --------------------------------------------------
                                                               ONE YEAR
                                                                 ENDED
                                                             DECEMBER 31,    FIVE YEARS ENDED
                                              INCEPTION          2005       DECEMBER 31, 2005   SINCE INCEPTION
                                          ----------------   ------------   -----------------   ---------------
SERVICE CLASS SHARES(1)                   January 21 1997
Return Before Taxes                                             -2.12%             4.44%             5.18%
Return after taxes on,
 on distribution                                                -3.49%            -2.65%             3.12%

Return after taxes
  on distribution and
  sale of shares                                                -1.38%             2.72%             3.15%

Lehman Intermediate
  Government/Credit Bond
  Index (Reflects no
  deduction for fees,
  expenses or taxes)                                             1.11%             3.40%             3.54%

Lipper Intermediate
  Investment Grade
  Universe Average
  (Reflects no deduction for fees,
  expenses or taxes)                                             2.28%             5.67%             6.05%

(1) These figures reflect deduction of sales charges. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

COMPARISON OF INVESTMENT OBJECTIVES, PRINCIPAL INVESTMENT STRATEGIES AND
POLICIES

                                            AMERICAN INDEPENDENCE
                                            INTERMEDIATE BOND FUND                                   ACQUIRING FUND
                              --------------------------------------------------   -------------------------------------------------
                              trust.

Net assets as of              $50.2 Million                                        None. The Intermediate Bond Fund is a newly
December 31, 2005                                                                  created and does not intend to commence
                                                                                   operations until the Reorganization occurs.
Investment advisers           Investment Adviser:                                  Investment Adviser:
and portfolio managers        IFSI                                                 Arrivato

                              Sub-Adviser:                                         Sub-Adviser:
                                 Galliard Capital Management, Inc. ("Galliard").   Commerce Asset Management, Inc., ("CAM") a wholly
                                                                                   owned non-banking subsidiary of Commerce Bank,
                                 Co-Managers:                                      N.A. serves as the sub-adviser to the
                                 Karl Tourville and Richard Merriam. Day-to-day    Intermediate Bond Fund. CCMI was formed in 1981
                                 operation of the Fund is the responsibility of    and is a professional investment management firm
                                 Ajay Mizra.                                       registered with the SEC. As of December 31, 2004,
                                                                                   CAM had approximately $1.6 billion in assets
                              The day-to-day trading quantitative analysis,        under management.
                              credit analysis research and trade execution of
                              the Fund is the responsibility of Chad Callahan      Mr. Fernando Garip, Senior Vice President and
                                                                                   Chief Investment Officer, Ms. Hillary T.
                                                                                   Matchett, Vice President and Ms. Diane Allard,
                                                                                   Vice President share the responsibility of the
                                                                                   portfolio management of the Intermediate Bond
                                                                                   Fund.

Investment objective          The Fund's goal is to provide investors with a competitive total return. A high level of current income is an important consideration in achieving the Fund's goal.

Primary investments           The Fund normally invests at least 80% of its net    The Fund will normally invest at least 80% of its
                              assets, plus borrowings for investment purposes,     net assets, plus borrowing for investment
                              U.S. Government Securities, corporate bonds and      purposes, in bonds such as U.S. Government
                              asset-backed securities including mortgage-backed    Securities, corporate bonds, and fixed rate
                              securities ("bonds").                                mortgage-backed securities ("bonds").

                              Under normal conditions, the Fund will invest a      Under normal market conditions, at least 65% of
                              minimum of 65% its total assets in bonds rated at    the Fund's total assets will be invested in bonds
                              the time of purchase "A" or better by a nationally   rated, at the time of purchase, within the three
                              recognized statistical rating organization, such     highest long-term or two highest short-term
                              as Moody's Investor Services Inc ("Moody's"),        rating categories assigned by a nationally
                              Standard & Poor's                                    recognized statistical rating organization, such
                                                                                   as Moody's Investor Services Inc ("Moody's"),
                                                                                   Standard & Poor's Corporation ("S&P"), or Fitch
                                                                                   Investors Services Inc

                                            AMERICAN INDEPENDENCE
                                            INTERMEDIATE BOND FUND                                   ACQUIRING FUND
                              --------------------------------------------------   -------------------------------------------------
                              Corporation ("S&P"), or Fitch Investors Services     ("Fitch"), or which are unrated and determined by
                              Inc ("Fitch"), or which are unrated and determined   the Fund's sub-adviser to be of comparable
                              by the Fund's sub-adviser to be of comparable        quality.
                              quality.

                              The Bonds in which the Fund will primarily invest    The Bonds in which the Fund will primarily invest
                              include:                                             include:

                                -    U.S. TREASURY OBLIGATIONS                        -    U.S. Treasury Obligations

                                -    U.S. GOVERNMENT AGENCY SECURITIES                -    U.S. Government Agency Securities

                                -    COMMERCIAL PAPER                                 -    Corporate Debt Securities

                                -    CORPORATE DEBT SECURITIES                        -    Mortgage-Backed Securities

                                -    MORTGAGE-RELATED SECURITIES

                                -    ASSET-BACKED SECURITIES

                                -    MUNICIPAL BONDS

                                -    VARIABLE AND FLOATING RATE DEMAND
                                     OBLIGATIONS.

Investment strategies         The Fund's maturity structure will generally be      Under normal conditions, Fund's dollar-weighted
                              balanced fairly evenly across the intermediate       average maturity is expected to be between 3 and
                              maturity spectrum. Under normal conditions, the      10 years. The adviser will seek to manage the
                              Fund intends to maintain an average maturity of      magnitude of fluctuation by limiting the Fund's
                              between three and five years, when weighted          dollar-weighted average duration to 5 years or
                              according to the Fund's holdings.                    less. Duration is a measure of the expected life
                                                                                   of a fixed income security that is used to
                                                                                   determine the sensitivity of a security's price
                                                                                   to changes in interest rates. The longer a
                                                                                   security's duration, the more sensitive it will
                                                                                   be to changes in interest rates. Similarly, an
                                                                                   Underlying Fund with a longer average portfolio
                                                                                   duration will be more sensitive to changes in
                                                                                   interest rates than an Underlying Fund with a
                                                                                   shorter average portfolio duration. By way of
                                                                                   example, the price of a bond fund with a duration
                                                                                   of five years would be expected to fall
                                                                                   approximately 5% if interest rates rose by one
                                                                                   percentage point.

                              The Fund's overall investment philosophy             The Fund's overall investment philosophy
                              emphasizes a fundamental approach to managing        emphasizes a fundamental approach to managing
                              fixed income assets with a goal of delivering        fixed income assets with a goal of delivering
                              consistent investment returns. The Funds'            consistent investment returns. The strategies
                              Strategies emphasize the use of high quality         emphasize the use of high quality instruments,
                              instruments, broad diversification, and a targeted   broad diversification and a targeted maturity
                              maturity which generally lines up very closely to    which is consistent with the benchmark. The
                              the Lehman Brothers Intermediate Government/Credit   benchmark consists of 1/3 Lehman Government
                              Bond Index.                                          Index, 1/3 Lehman Corporate Index, and 1/3 Lehman
                                                                                   Mortgage-Backed Security Index.

                              The Fund will not emphasize                          The Fund will not emphasize interest rate

                                            AMERICAN INDEPENDENCE
                                            INTERMEDIATE BOND FUND                                   ACQUIRING FUND
                              --------------------------------------------------   -------------------------------------------------
                              interest rate anticipation strategies to enhance     anticipation strategies to enhance returns.
                              returns. Rather, value will be added using a         Rather, value will be added using a systematic
                              disciplined investment process for selecting         investment process for selecting undervalued
                              undervalued securities, strategic diversification,   securities, strategic diversification, effective
                              effective trade execution, and a rigorous            trade execution, and a rigorous oversight
                              oversight process. The Fund may use futures          process.
                              contracts to manage the Fund's exposure to
                              interest rate risk (i.e. manage duration).           Fixed income securities downgraded to below
                                                                                   investment grade subsequent to purchase may be
                                                                                   retained in the portfolio when deemed by the
                                                                                   Fund's investment advisor to be in the best
                                                                                   interest of Fund shareholders. The Fund's
                                                                                   investment adviser may sell a security if its
                                                                                   fundamental qualities deteriorate or to take
                                                                                   advantage of one or more attractive yield
                                                                                   opportunities. In addition, the Fund may use
                                                                                   futures contracts to manage the Fund's exposure
                                                                                   to interest rate risk.

                              The Fund will seek to maintain a minimum average     The average credit quality of the Funds'
                              portfolio quality rating equivalent to the second    portfolio will be maintained at single A or
                              highest rating by a primary credit rating agency.    better (Moody's) with all securities rated
                              All securities will be rated "BBB" by Moody's or     investment grade (rated "BBB" by Moody's or "Baa"
                              "Baa" by S&P or better by a primary credit rating    by S&P or better by a primary credit rating
                              agency at the time of purchase. Fixed income         agency) at the time of purchase.
                              securities downgraded to below BBB or Baa
                              subsequent to purchase may be retained in the
                              portfolio when deemed by the Fund's investment
                              adviser to be in the best interest of Fund
                              shareholders.

Illiquid securities           Invest more than 15% of the value of its net assets in investments which are illiquid (including repurchase agreements having maturities of more than seven calendar days, variable and floating rate demand and master demand notes not requiring receipt of principal note amount within seven days notice and securities of foreign issuers which are not listed on a recognized domestic or foreign securities exchange).

Borrowing                     The Fund may not borrow money or pledge, mortgage or hypothecate its assets, except that the Fund may enter into reverse repurchase agreements or borrow from banks up to 33-1/3% of the current value of its net assets for temporary or emergency purposes or to meet redemptions. The Fund has adopted a non-fundamental policy to limit such borrowing to 10% of its net assets and those borrowings may be secured by the pledge of not more than 15% of the current value of its total net assets (but investments may not be purchased by the Fund while any such borrowings exist).

                                            AMERICAN INDEPENDENCE
                                            INTERMEDIATE BOND FUND                                   ACQUIRING FUND
                              --------------------------------------------------   -------------------------------------------------
Lending                       Make loans, except loans of portfolio securities and except that a Fund may enter into repurchase agreements with respect to its portfolio securities and may purchase the types of debt instruments described herein or in the Funds' SAI.

Other investment policies     As described above, each Fund has substantially similar principal investment strategies and policies.
and restrictions              For a more complete discussion of the Fund's other investment policies and fundamental and non-fundamental investment restrictions, see the SAI.

                                                BUYING, SELLING AND EXCHANGING SHARES

Sales Charges and Rule        Service shares are offered with a sales charge of    Institutional Class shares are offered at net
12b-1 Fees                    up to 3.75% which is reduced depending upon the      asset value and without sales charges or a
                              amount invested or, in certain circumstances,        distribution (12b-1) fee.
                              waived. Service shares are subject to a 12b-1 fee
                              of up to 0.25% of average daily net assets.
                              However, BISYS has contractually agreed to waive
                              its entire distribution fee until March 1, 2006.
                              Further reductions to the annual operating fees
                              for Service Class shareholders are also offered
                              until March 1, 2006. See "Management and Other
                              Fees" below.

                              Premium shares are offered without a sales charge.
                              Premium shares are subject to a 12b-1 distribution fee of [up to] 0.75% of average daily net assets.
                              However, BISYS has contractually agreed to waive its entire distribution fee until March 1, 2006.
                              Further reductions to the annual operating fees for Premium shareholders are also offered until March 1, 2006. See "Management and Other Fees" below.

Management and Other Fees     An annual management fee of 0.40% of the average     The Fund pays Arrivato a management fee at an
                              daily net assets of the Intermediate Bond Fund is    annual rate of 0.40% [of the Fund's average daily
                              attributable to investors in Service and Premium     net assets].
                              shares.

                              Until March 1, 2006, the total                       The total operating expenses of the Fund are
                                                                                   being limited to 0.56% for Institutional Class
                                                                                   shares for 3 years from the date of the closing
                                                                                   after giving effect to fee


                                            AMERICAN INDEPENDENCE
                                            INTERMEDIATE BOND FUND                                   ACQUIRING FUND
                              --------------------------------------------------   -------------------------------------------------
                              annual operating fees for the Intermediate Bond      reductions and expense reimbursements approved
                              Fund are being capped at 0.76% for Service           by Arrivato. The fund has not commenced
                              Class investors. Prior to giving effect to the fee   operations. Prior to giving effect to the fee
                              cap, expenses excluding management and               reductions and expense reimbursements, expenses
                              distribution (12b-1) fees were 0.70% for Service     excluding the management fee would have been
                              Class shares and total Fund operating                0.44% and total annual Fund operating expenses
                              expenses were 1.35% for Service                      would have been 0.84% for Institutional Class
                              Class shares, respectively.                          shares.

Buying Shares                 Investors may establish non-retirement accounts      Purchases of Institutional Class shares may only
                              with a minimum initial investment of $1000 and       be made by (i) trusts or investment management
                              retirement accounts with a minimum initial           and other fiduciary accounts managed or
                              investment of $250, which may be waived by the       administered by Arrivato or its affiliates or
                              Fund in certain circumstances. Subsequent            correspondents pursuant to a written agreement,
                              investments are subject to a $50 minimum, which      (ii) persons who are purchasing shares with the
                              also may be waived by the Fund in certain            proceeds of a distribution from a trust,
                              circumstances. Investors may purchase shares         investment management and other fiduciary account
                              directly in the Fund by mail, overnight service,     managed or administered by Arrivato or its
                              electronic or wire transfer or through enrollment    affiliates or correspondents, pursuant to a
                              in the automatic investment plan. If you are         written agreement, and (iii) other persons or
                              investing through a financial advisor, your          organizations authorized by the Distributor. The
                              financial advisor will give you instructions on      minimum investment amount is $5,000,000, which
                              how to purchase shares in the Fund.                  may be waived by the Fund if it considers it in
                                                                                   the best interest of the Fund and its
                                                                                   shareholders. Institutional Class shares may be
                                                                                   purchased directly, through the Distributor or
                                                                                   through banks, brokers and other investment
                                                                                   representatives. If you are investing directly,
                                                                                   you may obtain an application to open an account
                                                                                   with the Fund online or by telephone. Initial
                                                                                   purchases may be made by mail, express delivery,
                                                                                   wire or through the Fund's automatic investment
                                                                                   plan. Subsequent purchases may be made by mail,
                                                                                   express delivery, wire, automatic investment plan
                                                                                   or, in certain circumstances, by telephone. If
                                                                                   you are investing through a financial advisor,
                                                                                   your financial advisor will give you instructions
                                                                                   on how to purchase shares in the Fund.

Exchanging Shares             Subject to minimum investment requirements,          Investors in the Fund's Institutional Class
                              investors in the Intermediate Bond Fund may          shares may exchange their shares for the same
                              exchange their shares for the same                   Institutional Class shares in any other American
                                                                                   Independence Fund. The Fund's

                                            AMERICAN INDEPENDENCE
                                            INTERMEDIATE BOND FUND                                   ACQUIRING FUND
                              --------------------------------------------------   -------------------------------------------------
                              class of shares in any other fund offered in the     overall exchange privilege is subject to change
                              same prospectus as the Fund. The overall exchange    on 60 days' notice if the change is material.
                              privilege is subject to change on 60 days' notice.   Additionally, the Fund will suspend, limit or
                              To prevent disruption in the management of funds     terminate the exchange privilege of any
                              managed by IFSI, the Intermediate Bond Fund may      shareholder who makes more than 12 exchanges in a
                              refuse any purchase or exchange request if           calendar year or otherwise demonstrates what the
                              management determines that such request would        Fund believes to be a pattern of "market timing."
                              adversely affect the net asset value of the
                              Intermediate Bond Fund. The management of the        Exchanges may be made by fax, mail, express
                              Intermediate Bond Fund reserves the right to limit   delivery, telephone, or by enrolling in the
                              activity to five exchanges within a one year         systematic withdrawal plan. There is a $25
                              period with no more than three exchanges in a        minimum on exchanging fund shares.
                              calendar quarter. This policy has been adopted in
                              part to counter "market timing" strategies. If you
                              intend to engage in market timing, do not invest
                              in Intermediate Bond Fund shares.

                              Exchanges of Intermediate Bond Fund shares may be made in writing or by telephone.

Selling Shares                Sales of Intermediate Bond Fund Shares may be made   Some sell orders, including those for more than
                              by telephone, mail, overnight service,               $100,000, must be placed in writing with a
                              electronically or by requesting wire transfer or     signature guarantee. If you are investing
                              through the systematic withdrawal plan. Shares of    directly, sales of Fund shares may be effected by
                              the Fund are sold at the net asset value per share   fax, mail, express delivery, telephone (via wire
                              next calculated after the Fund receives your         or ACH transfer with a minimum sell order of
                              request to sell in good order. Redemptions may       $1,000) or through the systematic withdrawal
                              also be effected through financial intermediaries    plan. A purchase request received before the
                              in certain instances.                                close of regular trading on the New York Stock
                                                                                   Exchange (generally 4 p.m. Eastern Time) that has
                                                                                   been determined to be in "good order" will be
                                                                                   processed at that day's NAV plus any applicable
                                                                                   sales charge [or redemption fee]. If you are
                                                                                   investing through a financial advisor, your
                                                                                   advisor will give you instructions on how to sell
                                                                                   your shares.

PRINCIPAL RISK FACTORS

Because each Fund has the same investment objectives and similar policies and strategies, the Funds are subject to the same principal risks as set forth below.

The value of the Fund's investments, and the value of your investments in the Fund will fluctuate with market conditions. You may lose money on your investment in the Fund, or the Fund could underperform other investments. Other principal risks include:

INTEREST RATE RISK

Interest rate risk is the chance that the value of the bonds the Fund holds will decline due to rising interest rates. When interest rates go down, the price of most bonds go up. The price of a bond is also affected by its maturity. Bonds with longer maturities generally have greater price sensitivity to changes in interest rates than do bonds with shorter maturities.

CREDIT RISK

Credit risk is the chance that a bond issuer will fail to repay interest and principal in a timely manner, reducing the Fund's return. Credit risk is somewhat minimized by the Fund's policy of investing primarily bonds rated within the three highest long-term or two highest short-term rating categories or comparable quality unrated securities and through adequate diversification among different issuers and industries.

PREPAYMENT RISK AND EXTENSION RISK

The Fund's investments in mortgage-related securities are subject to the risk that the principal amount of the underlying mortgage may be repaid prior to the bond's maturity date. Prepayment exposes the Fund to the risk of lower return upon subsequent reinvestment of the principal. When interest rates rise such securities are subject to the risk that an expected level of prepayments will not occur, resulting in a longer effective maturity of the security. As a result of this extension risk the value of such securities may decline.

INCOME RISK

Income risk is the chance that falling interest rates will cause the Fund's income to decline. Income risk is generally higher for short-term bonds. Additionally, there can be no assurance that the Short Bond Fund will achieve its investment objective or be successful in preventing or minimizing the risk of loss that is inherent in investing in particular types of securities. Such risks include:

     - The sensitivity of the cash flows and yields of separately traded interest and principal components of obligations to the rate of principal payments (including prepayments).

     - With respect to mortgage-backed securities, risks include a similar sensitivity to the rate of prepayments in that, although the value of fixed-income securities generally increases during periods of falling interest rates, as a result of prepayments and other factors, this is not always the case with respect to mortgage-backed securities.

MANAGER RISK

Manager risk is the chance that poor security selection will cause the Fund to underperform other funds with similar investment objectives.

An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

REASONS FOR THE REORGANIZATION.

     The Trustees of the AIF Funds believe that the proposed Reorganization is in the best interests of the Fund and the shareholders. The Trustees considered the following matters, among others, in approving the proposal.

     First, IFSI, the investment adviser to the Fund, informed the Trustees that it does not intend to continue to provide investment advisory services to the AIF Funds. Consequently, a change in your American Independence Fund's investment adviser is necessary.

     Second, the Trustees reviewed with Arrivato the investment objective, investment policies and strategy and past performance of Funds' the Sub-adviser and the Trustees concluded that the Fund and the shareholders would benefit by implementing the strategy of the Acquiring Fund.

     Third, the Institutional Class shares received in the Reorganization will provide Fund shareholders with exposure to a substantially similar investment product as they currently have with a lower expense ratio. Arrivato has agreed to limit the expense ratio of the Acquiring Fund for a three year period.

     Fourth, the transaction is structured to qualify as a tax-free reorganization under Section 368(a) of the Internal Revenue Code of 1986 and therefore will not be treated as a taxable sale of your American Independence shares.

     Arrivato and INTRUST will pay all costs of the Reorganization, including legal costs and the costs of preparing and printing the American Independence Funds' proxy statements and solicitation.

     The Board of Trustees of the Arrivato Fund also considered that the Reorganization presents an excellent opportunity for the Arrivato Fund to acquire investment assets without the obligation to pay commissions or other transaction costs that a fund normally incurs when purchasing securities. This opportunity provides an economic benefit to the Arrivato Fund and its shareholders.

                     TRUSTEES' EVALUATION AND RECOMMENDATION

     For the reasons described above, the Trustees, including the Independent Trustees, approved the Reorganization. In particular, the Trustees determined that the Reorganization is in the best interests of your Fund. Similarly, the Board of Trustees of the Arrivato Fund, including its Independent Trustees, approved the Reorganization. They also determined that the Reorganization is in the best interests of the Arrivato Fund.

                                  PROPOSAL 1(C)
               COMPARISON OF THE AMERICAN INDEPENDENCE STOCK FUND
                         TO THE NEWLY CREATED STOCK FUND


THE AMERICAN INDEPENDENCE STOCK FUND and its corresponding Acquiring Fund will pursue the same investment objectives, utilize substantially similar principal investment strategies to pursue their investment objectives, and hold substantially similar securities. Arrivato will be the new advisor to the Fund and Barrow, Hanley, Mewhinney & Strauss, Inc. ("Barrow Hanley") will continue to be the sub-adviser and provide portfolio investment management services for the Stock Fund. Barrow Hanley, 3232 McKinney Avenue, 15th Floor, Dallas, TX 75204 is a subsidiary of Old Mutual Asset Managers (US) LLC, which is a subsidiary of Old Mutual plc, an international financial services group. Barrow Hanley is engaged in the business of providing investment advice to institutional and individual client accounts and had assets of approximately $46 billion as of December 31, 2005. Barrow Hanley manages client assets on a team basis for the large cap value equity strategy. Equity portfolio managers and analysts operate as a team for the purposes of generating and researching investment ideas within the large cap segment of the market. Individual security holdings and weightings in the Stock Fund are the result of input from both analysts and portfolio managers. The portfolio managers on the Stock Fund are Mark Giambrone, Jim Barrow, Timothy Culler, Robert Chambers, and Ray Nixon. The Funds' Statement of Additional Information provides additional information about the portfolio managers, including ownership in the Funds.


The following chart shows current operating expense ratios for the Stock Fund and the Acquiring Fund. For a more detailed breakdown of the specific expenses charged to the American Independence Funds and the Acquiring Funds, and more information about expenses, see Exhibit A.

Ratios are shown at three levels:

a) Gross expenses are the total operating expenses of a fund, and represent what a shareholder could potentially pay if waiver and expense reimbursements were not in place;

b) Net expenses are those expenses that a shareholder can expect to actually pay, after an adviser or other service provider has waived fees and/or reimbursed expenses; and

c) The contractual expense limitation is the ratio at which a fund's adviser has contractually agreed to maintain the expenses a shareholder will pay.


AMERICAN INDEPENDENCE/                   GROSS OPERATING   NET OPERATING    CONTRACTUAL
    ARRIVATO FUNDS        SHARE CLASS     EXPENSE RATIO    FUND EXPENSES   EXPENSE RATIO
----------------------   -------------   ---------------   -------------   -------------
American Independence
   Stock Fund            Service (1)          1.88%            1.29%           1.29%
New Stock Fund           Institutional        1.35%            0.89%           0.89%
                         Class (1)(2)



----------
(1) The expense ratios for the existing Stock Fund are based on the actual expenses for the Funds' most recent fiscal year ended October 31, 2005. The ratios for the Acquiring Fund are based on estimates for the current fiscal year ending October 31, 2006.

(2) The Acquiring Fund will feature an Institutional Class of shares which will have Expense Ratios which shall be capped as a percentage of net assets (Pursuant to an agreement with the adviser which shall run a minimum of three years).



In the Reorganization, the Acquiring Fund has a lower contractual expense cap than the Fund. The Acquiring Fund's management has contractually committed to maintain the shown contractual expense cap for three years until March 1, 2009.


                        SHAREHOLDER TRANSACTION EXPENSES


                                                              AMERICAN
                                                         INDEPENDENCE STOCK        ACQUIRING STOCK FUND
               FEES PAID BY YOU DIRECTLY                 FUND SERVICE CLASS      INSTITUTIONAL CLASS
               -------------------------                 ------------------      -------------------
Maximum Sales Charge Load) imposed on Purchases (as
   a percentage of offering price.....................          5.00%                   None
ANNUAL FUND OPERATING EXPENSES (FEES PAID FROM FUND
   ASSETS)............................................
Management fee........................................          1.00%                   1.00%
Distribution (12b-1) fee..............................          0.25%                   None
Other expenses........................................          0.63%                   0.35%
Total Fund Operating Expenses.........................          1.88%                   1.35%
Fee Waiver/Expense Reimbursement......................          0.59%                   0.46%
Net Expenses(1).......................................          1.29%                   0.89%



(1) AIFS has contractually agreed to reduce the management fee and reimburse expenses until March 1, 2009 in order to keep Total Annual Fund Operating Expenses at 0.89%.


The hypothetical example below helps you compare the cost of investing in each Fund. It assumes that: (a) you invest $10,000 in each Fund for the time periods shown, (b) you reinvest all dividends and distributions, (c) your investment has a 5% return each year, and (d) each Fund's gross operating expenses remain the same. The examples are for comparison purposes only and are not a representation of either Fund's actual expenses or returns, either past or future.

                             1 YEAR   3 YEARS   5 YEARS   10 YEARS
                             ------   -------   -------   --------
STOCK FUND
Service Class Shares          $625     $1,007    $1,413    $2,545
Premium Class Shares          $131     $  638    $1,172    $2,633
PROPOSED STOCK  FUND
Institutional Class Shares    $ 91     $  442    $  817    $1,871


-----------------


(1) These figures are as of December 31 of each year; They do not reflect sales charges and would be lower if they did. The Fund's after-tax returns shown below are calculated using the historical highest individual federal marginal income tax rates, and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.



Set forth below is performance information for the Fund. The Chart shows how the Fund's total return (not including any deduction for sales charges) has varied from year to year. The table shows average total return for the Fund over time for each class of shares compared to a broad based market index. The bar chart gives you an indication of the risks of investing in the Fund, including the fact that you could incur a loss and experience volatility of returns year to year. Past performance does not indicate future results. The Acquiring Fund has not yet commenced operations.



PERFORMANCE BAR CHART AND TABLE
YEAR-BY-YEAR TOTAL RETURNS - SERVICE CLASS SHARES(1)


[Bar graph in %]


1998     9.85%
1999    -4.15%
2000    23.99%
2001    -1.19%
2002   -17.57%
2003    31.49%

2004    18.31%
2005     6.41%

Best quarter:     20.41%  Q2 '03
Worst quarter:   -17.89%  Q3 '02




                                                             AVERAGE ANNUAL TOTAL RETURNS
                                                        -------------------------------------
                                                          ONE YEAR ENDED     FIVE YEARS ENDED     SINCE
                                         INCEPTION      DECEMBER 31, 2005   DECEMBER 31, 2005   INCEPTION
                                     ----------------   -----------------   -----------------   ---------
SERVICE CLASS (1)                    January 21, 1997
Return Before Taxes                                            6.41%              6.16%           8.54%
Return after taxes on Distribution                             0.85%              4.56%           6.40%
Return after taxes on distribution
   and sale of shares                                          1.00%              4.06%           5.90%

S&P 500 :Index (Reflects no
   deduction for fees, expenses or
   taxes)                                                      4.91%              0.54%           6.98%

(1) These figures reflect deduction of sales charges. After-tax returns are calculated using historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from hose shown. After-tax returns shown are not relevant to investors who hold Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

INVESTMENT OBJECTIVE

THE AMERICAN INDEPENDENCE STOCK FUND and its corresponding Acquiring Fund will pursue the same investment objectives, utilize substantially similar principal investment strategies to pursue their investment objectives, and hold substantially similar securities. As a result, the proposed Reorganization is expected to cause minimal portfolio turnover or transaction expenses from the sale of securities that are incompatible with the investment objective(s) of the Acquiring Fund.

The following is a summary of more complete information appearing later in this Proxy Statement/Prospectus or incorporated herein. You should read carefully the entire Proxy Statement/Prospectus, including the form of Agreement and Plan of Reorganization attached as EXHIBIT A-1, because it contains details that are not in the summary.

In the table below, if a row extends across the entire table, the policy disclosed applies to both your American Independence Fund and the Acquiring Fund.



                                            AMERICAN INDEPENDENCE
          `                                       STOCK FUND                                        ACQUIRING FUND
                              --------------------------------------------------   -------------------------------------------------
Business                      A diversified series of American Independence        A diversified open-end management investment
                              Funds, an open-end management investment company     company organized as a Delaware business trust
                              company organized as a Delaware business trust.

Net assets as of December,    $97.0 million                                        None. The Value Equity Fund is a newly created
31, 2005                                                                           and does not intend to commence operations until
                                                                                   the Reorganization occurs.

Investment advisers and       Investment Adviser:                                  Investment Adviser:
portfolio managers            IFSI                                                 Arrivato

                              Investment Subadviser:                               Investment Subadviser:
                              American Beacon Advisors, Inc. American Beacon,      Barrow, Hanley, Mewhinney & Strauss, Inc.
                              located at 4151 Amon Carter Boulevard, MD 2450,      ("Barrow Hanley") will provide portfolio
                              Fort Worth, Texas 76155, a wholly-owned subsidiary   investment management services for the Value
                              of AMR Corporation, serves as the subadviser to      Equity Fund. Barrow Hanley, 3232 McKinney Avenue,
                              the Stock Fund. AMR was organized in 1986 to         15th Floor, Dallas, TX 75204 is a subsidiary of
                              provide business management, advisory,               Old Mutual Asset Managers (US) LLC, which is a
                              administrative and asset management consulting       subsidiary of Old Mutual plc, an international
                              services.                                            financial services group. Barrow Hanley is
                                                                                   engaged in the business of providing

                                            AMERICAN INDEPENDENCE
                                                  STOCK FUND                                        ACQUIRING FUND
                              --------------------------------------------------   -------------------------------------------------
                              American Beacon has retained Barrow, Hanley,         investment advice to institutional and individual
                              Mewhinney & Strauss, Inc. ("Barrow Hanley") to       client accounts and had assets of approximately
                              provide portfolio investment management services     $42 billion as of December 31, 2004. Barrow
                              for the Stock Fund. Barrow Hanley, 3232 McKinney     Hanley has managed the Stock Fund since December
                              Avenue, 15th Floor, Dallas, TX 75204 is a            1999. Barrow Hanley manages client assets on a
                              subsidiary of Old Mutual Asset Managers (US) LLC,    team basis for the large cap value equity
                              which is a subsidiary of Old Mutual plc, an          strategy. Equity portfolio managers and analysts
                              international financial services group. Barrow       operate as a team for the purposes of generating
                              Hanley is engaged in the business of providing       and researching investment ideas within the large
                              investment advice to institutional and individual    cap segment of the market. Individual security
                              client accounts and had assets of approximately      holdings and weightings in the Stock Fund are the
                              $42 billion as of December 31, 2004. Barrow Hanley   result of input from both analysts and portfolio
                              has managed the Stock Fund since December 1999.      managers. However, the ultimate decision for
                              Barrow Hanley manages client assets on a team        inclusion and weighting in the Value Equity Fund
                              basis for the large cap value equity strategy.       rests with James P. Barrow, the senior portfolio
                              Equity portfolio managers and analysts operate as    manager. Mr. Barrow has served as a Partner and
                              a team for the purposes of generating and            Portfolio Manager of Barrow Hanley since 1979. He
                              esearching investment ideas within the large cap     has managed the Stock Fund since December 1999.
                              segment of the market. Individual security
                              holdings and weightings in the Stock Fund are the
                              result of input from both analysts and portfolio
                              managers. However, the ultimate decision for
                              inclusion and weighting in the Stock Fund rests
                              with James P. Barrow, the senior portfolio
                              manager. Mr. Barrow has served as a Partner and
                              Portfolio Manager of Barrow Hanley since 1979. He
                              has managed the Stock Fund since December 1999.

Investment objective          The Fund's goal is to provide investors with long-term capital appreciation.

Primary investments           To achieve this objective, the Fund will normally invest at least 80% of its net assets, plus borrowings for investment purposes, in common and/or preferred stocks including securities convertible into such stock, and at least 65% of its total assets in such stocks issued by U.S. companies with large market capitalizations at the time of purchase. The market capitalization of a company is equal to the number of outstanding shares of that company multiplied by the price of each share. A company with a market capitalization of over $5 billion is considered to have large market capitalization.

                                            AMERICAN INDEPENDENCE
                                                  STOCK FUND                                         ACQUIRING FUND
                              --------------------------------------------------   -------------------------------------------------
                              In addition to common and preferred stock, the Fund may invest in securities convertible into such stocks.

Investment strategies         The Fund's investment strategy is to use a highly disciplined, bottom-up, value approach that invests in large capitalization issues that sell at reasonable prices relative to their objective earnings.
                              The process intends to generate excess returns primarily through stock selection, attempting to create a portfolio that will permit the Fund to participate in up markets while using a valuation discipline
                              (high price/earnings multiples are generally avoided) that tends to cushion the Fund in a downturn.

                              By applying certain economic and quality criteria to the pool of large capitalization issues, the portfolio manager establishes a smaller set of potential investments. The portfolio manager conducts a rigorous bottom-up analysis. Target prices and 12 month expected total returns are calculated for each stock. A risk/reward rationale is then considered, specifying required rates of return for each stock to adjust for downside risk. The stocks are ranked by the difference between expected total return less required rate of return. Stock selection and later, position size adjustments, are based on these rankings. The process is driven by stock selection, but in an attempt to control risk, portfolio sector weights are generally limited to plus or minus 100% of the S&P 500 Index sector weights (for example, the Fund may invest 25% of its assets in the healthcare sector when the Fund's benchmark index reflects a 50% healthcare weighting).

                              Holdings have a closely monitored upside price objective and downside review point. When a security approaches its upside objective, it is reviewed to determine whether it has further appreciation potential.

                              If so, a new upside price is established and the downside review point is moved above the original cost to attempt to prevent "winners" from turning into "losers." If the security has reached fair valuation, it is sold.

                              The downside review point is set at a 20% price decline, relative to the market, from its purchase price. At this point we reevaluate earnings analysis, revisit historical valuation ranges and re-examine management's strategy. Based on this review process, a decision will be made to sell or hold the security.

                              The Fund may trade securities actively in response to market conditions. Its portfolio turnover may exceed 100%. This in turn could increase the Fund's transaction costs (which may adversely affect its performance) and may increase the amount of taxes you pay.

Other investments

Temporary defensive
strategies

Diversification               Each Fund is diversified for the purpose of the Investment Company Act and is subject to diversification requirements under the Internal Revenue Code of 1986,

                                            AMERICAN INDEPENDENCE
                                                  STOCK FUND                                         ACQUIRING FUND
                              --------------------------------------------------   -------------------------------------------------
                              as amended (the "Code").

Diversification               Each Fund is diversified for the purpose of the Investment Company Act and is subject to diversification requirements under the Internal Revenue Code of 1986, as amended (the "Code").

Restricted and illiquid       The Fund may not invest more than 15% of its net assets in illiquid securities.
securities

Borrowing                     The Fund may not borrow money or pledge, mortgage or hypothecate its assets, except that it may enter into reverse repurchase agreements or borrow from banks up to 33-1/3% of the current value of its net assets for temporary or emergency purposes or to meet redemptions. .

Lending                       The Fund will not make loans, except loans of portfolio securities and except that the Fund may enter into repurchase agreements with respect to its portfolio securities and may purchase the types of debt instruments described in its Prospectus or SAI

Derivative Instruments        The Fund may purchase certain "derivative" instruments as described in its Prospectus or SAI.
                              Derivative instruments are instruments that derive value from the performance of underlying assets, interest or currency exchange rates or indices, and include, but are not limited to, participation certificates, custodial receipts, futures contracts, options, forward foreign currency contracts, interest rate swaps and structured debt obligations (including collateralized mortgage obligations and other types of mortgage-related securities, "stripped" securities and various floating rate instruments).

Other investment policies     As described above, each Fund has substantially similar principal investment strategies and policies.
and restrictions              Certain of the non-principal investment policies and restrictions are different. For a more complete discussion of the Fund's other investment policies and fundamental and non-fundamental investment restrictions, see the SAI.

                      BUYING, SELLING AND EXCHANGING SHARES

                                            AMERICAN INDEPENDENCE
                                                  STOCK FUND                                         ACQUIRING FUND
                              --------------------------------------------------   -------------------------------------------------
Sales Charges and Rule12b-1   Service shares are offered with a sales charge of    Institutional Class shares are offered at net
Fee                           up to 5.00% which is reduced depending upon the      asset value and without sales charges or a
                              amount invested or, in certain circumstances,        distribution (12b-1) fee.
                              waived. Service shares are subject to a 12b-1 fee
                              of up to 0.25% of average daily net assets.
                              However, BISYS has contractually agreed to waive
                              its entire distribution fee until March 1, 2006.
                              Further reductions to the annual

                                            AMERICAN INDEPENDENCE
                                                  STOCK FUND                                         ACQUIRING FUND
                              --------------------------------------------------   -------------------------------------------------
                              operating fees for Service Class shareholders are
                              also offered until March 1, 2006. See "Management
                              and Other Fees" below.

Management and Other Fees     An annual management fee of 1.00% of the average     The Fund pays Arrivato a management fee at an
                              daily net assets of the Stock Fund is attributable   annual rate of 1.00% of the Fund's average daily
                              to investors in Service and Premium shares.          net assets.

                              Until March 1, 2006, the total annual operating      The total operating expenses of the Fund are
                              fees for the Stock Fund are being capped at 1.29%    being limited to 0.89% for Institutional Class
                              for Service Class investors. Prior to giving         for 3 years from the date of the closing after
                              effect to the fee cap, expenses excluding            giving effect to fee reductions and expense
                              management and distribution (12b-1) fees were        reimbursements approved by Arrivato. Prior to
                              0.63% for Service shares and total Fund operating    giving effect to the fee reductions and expense
                              expenses were 1.88%.                                 reimbursements, expenses excluding the management
                                                                                   fee were 0.35% and total annual Fund operating
                                                                                   expenses were 1.35% for Institutional Class
                                                                                   shares.

Buying Shares                 Investors may establish non-retirement accounts      Purchases of Institutional Class shares may only
                              with a minimum initial investment of $1000 and       be made by (i) trusts or investment management
                              retirement accounts with a minimum initial           and other fiduciary accounts managed or
                              investment of $250, which may be waived by the       administered by Arrivato or its affiliates or
                              Fund in certain circumstances. Subsequent            correspondents pursuant to a written agreement,
                              investments are subject to a $50 minimum, which      (ii) persons who are purchasing shares with the
                              also may be waived by the Fund in certain            proceeds of a distribution from a trust,
                              circumstances. Investors may purchase shares         investment management and other fiduciary account
                              directly in the Fund by mail, overnight service,     managed or administered by Arrivato or its
                              electronic or wire transfer or through               affiliates or correspondents, pursuant

                                            AMERICAN INDEPENDENCE
                                                  STOCK FUND                                         ACQUIRING FUND
                              --------------------------------------------------   -------------------------------------------------
                              enrollment in the automatic investment plan. If      to a written agreement, and (iii) other persons
                              you are investing through a financial advisor,       or organizations authorized by the Distributor.
                              your financial advisor will give you instructions    The minimum investment amount is $5,000,000,
                              on how to purchase shares in the Fund.               which may be waived by the Fund if it considers
                                                                                   it in the best interest of the Fund and its
                                                                                   shareholders. Institutional Class shares may be
                                                                                   purchased directly, through the Distributor or
                                                                                   through banks, brokers and other investment
                                                                                   representatives. If you are investing directly,
                                                                                   you may obtain an application to open an account
                                                                                   with the Fund online or by telephone. Initial
                                                                                   purchases may be made by mail, express delivery,
                                                                                   wire or through the Fund's automatic investment
                                                                                   plan. Subsequent purchases may be made by mail,
                                                                                   express delivery, wire, automatic investment plan
                                                                                   or, in certain circumstances, by telephone. If
                                                                                   you are investing through a financial advisor,
                                                                                   your financial advisor will give you instructions
                                                                                   on how to purchase shares in the Fund.

Exchanging Shares             Subject to minimum investment requirements,          Investors in the Fund's Institutional Class
                              investors in the Stock Fund may exchange their       shares may exchange their shares for the same
                              shares for the same class of shares in any other     Institutional Class shares in any other American
                              fund offered in the same prospectus as the Fund.     Independence Fund. The Fund's overall exchange
                              The overall exchange privilege is subject to         privilege is subject to change on 60 days' notice
                              change on 60 days' notice. To prevent disruption     if the change is material. Additionally, the Fund
                              in the management of funds managed by IFSI, the      will suspend, limit or terminate the exchange
                              Stock Fund may refuse any purchase or exchange       privilege of any shareholder who makes more than
                              request if management determines that such request   12 exchanges in a calendar year or otherwise
                              would adversely affect the net asset value of the    demonstrates what the Fund believes to be a
                              Stock Fund. The management of the Stock Fund         pattern of "market timing."
                              reserves the right to limit activity to five
                              exchanges within a one year period with no more      Exchanges may be made by fax, mail, express
                              than three exchanges in a calendar quarter. This     delivery, telephone, or by enrolling in the
                              policy has been adopted in part to counter "market   systematic withdrawal plan. There is a $25
                              timing" strategies. If you intend to engage in       minimum on exchanging fund shares.
                              market timing, do not invest in Stock Fund shares.

                                            AMERICAN INDEPENDENCE
                                                  STOCK FUND                                         ACQUIRING FUND
                              --------------------------------------------------   -------------------------------------------------
                              Exchanges of Stock Fund shares may be made in
                              writing or by telephone.

Selling Shares                Sales of Stock Fund Shares may be made by            Some sell orders, including those for more than
                              telephone, mail, overnight service, electronically   $100,000, must be placed in writing with a
                              or by requesting wire transfer or through the        signature guarantee. If you are investing
                              systematic withdrawal plan. Shares of the Fund are   directly, sales of Fund shares may be effected by
                              sold at the net asset value per share next           fax, mail, express delivery, telephone (via wire
                              calculated after the Fund receives your request to   or ACH transfer with a minimum sell order of
                              sell in good order. Redemptions may also be          $1,000) or through the systematic withdrawal
                              effected through financial intermediaries in         plan. [A purchase request received before the
                              certain instances.                                   close of regular trading on the New York Stock
                                                                                   Exchange (generally 4 p.m. Eastern Time) that has
                                                                                   been determined to be in "good order" will be
                                                                                   processed at that day's NAV plus any applicable
                                                                                   sales charge [or redemption fee]. If you are
                                                                                   investing through a financial advisor, your
                                                                                   advisor will give you instructions on how to sell
                                                                                   your shares.


PRINCIPAL INVESTMENT RISKS

Because each Fund has the same investment objectives and similar policies and strategies, the Funds are subject to the same principal risks as set forth below.

The value of the Fund's investments, and the value of your investments in the Fund, will fluctuate with market conditions. You may lose money on your investment in the Fund, or the Fund could underperform other investments. Other principal risks include:

INVESTMENT RISK

Investment style risk is the chance that returns from large-capitalization stocks, selected using a value oriented approach, will trail returns from other asset classes or the overall stock market.

MARKET RISK

Market risk is the chance that the value of the Fund's investments in stocks will decline due to drops in the stock market.

MANAGER RISK

Manager risk is the chance that poor security selection will cause the Fund to underperform other funds with similar investment objectives.

REASONS FOR THE REORGANIZATION.

     The Trustees of the AIF Funds believe that the proposed Reorganization is in the best interests of the Fund and the shareholders. The Trustees considered the following matters, among others, in approving the proposal.

     First, IFSI, the investment adviser to the Fund, informed the Trustees that it does not intend to continue to provide investment advisory services to the AIF Funds. Consequently, a change in your American Independence Fund's investment adviser is necessary.

     Second, the Trustees reviewed with Arrivato the investment objective, investment policies and strategy and past performance the Fund. The Board was pleased that Barrow Hanley was going to remain as the Acquiring Funds' Sub-adviser.

     Third, the Institutional Class shares received in the Reorganization will provide Fund shareholders with exposure to a substantially similar investment product as they currently have with a lower expense ratio. Arrivato has agreed to limit the expense ratio of the Acquiring Fund for a three year period.

     Fourth, the transaction is structured to qualify as a tax-free reorganization under Section 368(a) of the Internal Revenue Code of 1986 and therefore will not be treated as a taxable sale of your American Independence shares.

     Arrivato and INTRUST will pay all costs of the Reorganization, including legal costs and the costs of preparing and printing the American Independence Funds' proxy statements and solicitation.

     The Trustees also considered that Arrivato and INTRUST will benefit from the Reorganization. See "Will Arrivato and INTRUST Benefit from the Reorganizations."

     The Board of Trustees of the Arrivato Fund also considered that the Reorganization presents an excellent opportunity for the Arrivato Fund to acquire investment assets without the obligation to pay commissions or other transaction costs that a fund normally incurs when purchasing securities. This opportunity provides an economic benefit to the Arrivato Fund and its shareholders.

                     TRUSTEES' EVALUATION AND RECOMMENDATION

     For the reasons described above, the Trustees, including the Independent Trustees, approved the Reorganization. In particular, the Trustees determined that the Reorganization is in the best interests of your Fund. Similarly, the Board of Trustees of the Arrivato Fund, including its Independent Trustees, approved the Reorganization. They also determined that the Reorganization is in the best interests of the Arrivato Fund.

                                  PROPOSAL 1(D)
      COMPARISON OF THE AMERICAN INDEPENDENCE INTERNATIONAL MULTI-MANAGER
            STOCK FUND TO THE NEW CREATED INTERNATIONAL EQUITY FUND


COMPARISON OF CURRENT FEES AND EXPENSES

The following chart shows current operating expense ratios for the International Multi-Manager Stock Fund and the Acquiring Fund. For a more detailed breakdown of the specific expenses charged to the American Independence Funds and the Acquiring Funds, and more information about expenses, see Exhibit A.

Ratios are shown at three levels:

a) Gross expenses are the total operating expenses of a fund, and represent what a shareholder could potentially pay if waiver and expense reimbursements were not in place;

b) Net expenses are those expenses that a shareholder can expect to actually pay, after an adviser or other service provider has waived fees and/or reimbursed expenses; and

c) The contractual expense cap is the ratio at which a fund's adviser has contractually agreed to maintain the expenses a shareholder will pay.

    AMERICAN INDEPENDENCE/                                    GROSS OPERATING   NET OPERATING    CONTRACTUAL
           NEW FUND                     SHARE CLASS            EXPENSE RATIO    FUND EXPENSES   EXPENSE RATIO
    ----------------------      ---------------------------   ---------------   -------------   -------------
American Independence
   Multi-Manager Stock Fund     Service (1)                        1.62%            1.26%          1.26%
New International Equity Fund   Institutional Class (1) (2)        1.36%            0.99%          0.99%(2)


----------


(1) The expense ratios for the International Multi-Manager Stock Fund are based on the actual expenses for the Portfolios' most recent fiscal year ended October 31, 2005. The ratios for the Acquiring Fund are based on estimates for the current fiscal year.


(2) The New International Equity Fund will feature an Institutional Class of shares which will have Expense Ratios which shall be capped as a percentage of net assets (via an agreement with the Adviser which shall run a minimum of three years) until March 1, 2009.


In the Reorganization, the Acquiring Fund has a lower contractual expense cap. The Acquiring Fund's management has contractually committed to maintain the shown contractual expense cap for three years until March 1, 2009.


                        SHAREHOLDER TRANSACTION EXPENSES


                                                            AMERICAN INDEPENDENCE
                                                         INTERNATIONAL MULTI-MANAGER     ACQUIRING STOCK FUND
             FEES PAID BY YOU DIRECTLY                     STOCK FUND SERVICE CLASS       INSTITUTIONAL CLASS
             -------------------------                   ---------------------------     ---------------------
Maximum Sales Charge Load) imposed on Purchases (as
   a percentage of offering price.....................              5.00%                        None
ANNUAL FUND OPERATING EXPENSES (FEES PAID FROM FUND
   ASSETS)............................................
Management fee........................................              0.40%                       0.81%
Distribution (12b-1) fee..............................              0.25%                        None
Other expenses........................................              1.02%                       0.55%
Total Fund Operating Expenses.........................              1.62%                       1.36%
Fee Waiver/Expense Reimbursement......................              0.36%                       0.37%
Net Expenses(1)......................................               1.26%                       0.99%



(1) AIFS has contractually agreed to reduce the management fee and reimburse expenses until March 1, 2009 in order to keep Total Financial Fund Operating Expenses at 0.99%.


The hypothetical example below helps you compare the cost of investing in each Fund. It assumes that: (a) you invest $10,000 in each Fund for the time periods shown, (b) you reinvest all dividends and distributions, (c) your investment has a 5% return each year, and (d) each Fund's gross operating expenses remain the same. The examples are for comparison purposes only and are not a representation of either Fund's actual expenses or returns, either past or future.

AMERICAN INDEPENDENCE INTERNATIONAL
MULTI-MANAGER STOCK FUND                   1 YEAR   3 YEARS   5 YEARS   10 YEARS
--------------------------------------     ------   -------   -------   --------
Service Class Shares                        $622      $952     $1,305    $2,297
PROPOSED INTERNATIONAL EQUITY  FUND
Institutional Class Shares                  $101      $483     $  891    $2,029



Set forth below is performance information for the Fund. The Chart shows how the Fund's total return (not including any deduction for sales charges) has varied from year to year. The table shows average total return for the Fund over time for each class of shares compared to a broad based market index. The bar chart gives you an indication of the risks of investing in the Fund, including the fact that you could incur a loss and experience volatility of returns year to year. Past performance does not indicate future results. The Acquiring Fund has not yet commenced operations.



AMERICAN INDEPENDENCE INTERNATIONAL MULTI-MANAGER STOCK FUND PERFORMANCE BAR CHART AND TABLE YEAR-BY-YEAR TOTAL RETURNS -- SERVICE CLASS SHARES(1)(2)



[Bar graph in %]


1996    20.10%
1997     8.82%
1998    11.29%
1999    26.45%
2000    -4.29%
2001   -15.78%
2002   -13.95%
2003    41.22%
2004    23.28%
2005    10.48%

Best quarter:     21.56%   Q2 '03
Worst quarter:   -22.23%   Q3 '02

----------


(1) These figures are as of December 31 of each year; They do not reflect sales charges and would be lower if they did. The Fund's after-tax returns shown below are calculated using the historical highest individual federal marginal income tax rates, and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situationn and may differ from those shown. After-tax returns shown are not relevant to investors who hold Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

                                                             AVERAGE ANNUAL TOTAL RETURNS
                                                        -------------------------------------
                                                          ONE YEAR ENDED     FIVE YEARS ENDED
                                         INCEPTION      DECEMBER 31, 2005   DECEMBER 31, 2005   SINCE INCEPTION
                                     ----------------   -----------------   -----------------   ---------------
SERVICE CLASS (1)                    January 21, 1997
Return Before Taxes                                           10.48%              6.87%              9.68%
Return after taxes on distribution                             3.58%              5.07%              8.61%
Return after taxes on distribution
   and sale of shares                                          4.70%              4.66%              8.04%


MSCI EAFE Index (Reflects no
   deduction for fees, expenses or
   taxes)                            January 21, 1997         14.02%              4.94%              6.18%


(1) These figures reflect deduction of sales charges. After-tax returns are calculated using historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from hose shown. After-tax returns shown are not relevant to investors who hold Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

COMPARISON OF INVESTMENT OBJECTIVES, PRINCIPAL INVESTMENT STRATEGIES AND
POLICIES

The Fund seeks its investment objective by investing all of its investable assets in the International Equity Portfolio (the "Portfolio"), a series of the American Beacon Master Trust ("Master Trust"), formerly known as the AMR Investment Services Trust, managed by American Beacon Advisors, Inc. (the "Manager"), formerly AMR Investment Services, Inc.

The Acquiring Fund has the same investment objective however it is an actively managed fund in that it invests directly in a portfolio of securities similar to the portfolio.

The following is a summary of more complete information appearing later in this Proxy Statement/Prospectus or incorporated herein. You should read carefully the entire Proxy Statement/Prospectus, including the form of Agreement and Plan of Reorganization attached as EXHIBIT A-1, because it contains details that are not in the summary.

In the table below, if a row extends across the entire table, the policy disclosed applies to both your American Independence Fund and the Arrivato Fund.


                                          AMERICAN INDEPENDENCE
                                    INTERNATIONAL MULTI-MANAGER STOCK FUND                           ACQUIRING FUND
                              --------------------------------------------------   -------------------------------------------------
Business                      A diversified series of American Independence        A diversified open-end management investment
                              Funds, an open-end management investment company     company organized as a Delaware business trust.
                              organized as a Delaware business trust. The          Unlike the American Independence Multi-Manager
                              International Stock Fund invests all of its assets   Stock Fund, the Arrivato International Equity
                              in the International Equity Portfolio (the           Fund is actively managed.
                              "Portfolio"), a series of the American Beacon
                              Master Trust ("Master Trust").

Net assets as of              $98.7 million                                        The International Equity Fund is a newly created
December 31, 2005                                                                  and does not intend to commence operations until
                                                                                   the Reorganization occurs.

Investment advisers and       Investment Adviser:                                  Investment Adviser:
portfolio managers            IFSI                                                 Arrivato

                              Investment Adviser to the Portfolio:                 Investment Subadviser to the Fund:

                              American Beacon also serves as investment manager    Barrow, Hanley, Mewhinney & Strauss, Inc.
                              and administrator to the Portfolio. William F.       ("Barrow Hanley") will provide portfolio
                              Quinn, Nancy A. Eckl, Kirk L. Brown, and Jeremy W.   investment management services for the Value
                              Merchant are members of the team at American         Equity Fund. Barrow Hanley, 3232 McKinney Avenue,
                              Beacon responsible for the day-to-day management     15th Floor, Dallas, TX 75204 is a subsidiary of
                              of the Portfolio (the "Portfolio Management          Old Mutual Asset Managers (US) LLC, which is a
                              Team"). Mr. Quinn and Ms. Eckl are responsible for   subsidiary of Old Mutual plc, an international
                              developing the Portfolio's investment program and    financial services group. Barrow Hanley is
                              recommending sub-advisers to the Portfolio's Board   engaged in the business of providing investment
                              of Trustees. In addition, Ms. Eckl, in conjunction   advice to institutional and individual client
                              with Mr. Brown and Mr. Merchant, oversees the        accounts and had assets of approximately $42
                              sub-advisers, reviews each sub-adviser's             billion as of December 31, 2005. Barrow Hanley
                              performance and allocates the Portfolio's assets     manages client assets on a team basis for the
                              among the sub-advisers. Mr. Quinn is President of    large cap value equity strategy. Equity portfolio
                                                                                   managers and analysts operate as a team for the
                                                                                   purposes of

                                           AMERICAN INDEPENDENCE
                                    INTERNATIONAL MULTI-MANAGER STOCK FUND                           ACQUIRING FUND
                              --------------------------------------------------   -------------------------------------------------
                              American Beacon and has served on the Portfolio      generating and researching investment ideas
                              management Team since the inception of the           within the large cap segment of the market.
                              Portfolio's predecessor fund in 1991. Ms. Eckl has   Individual security holdings and weightings in
                              served on the Portfolio Management Team since        the International Equity Fund are the result of
                              becoming Vice President of Trust Investments for     input from both analysts and portfolio managers.
                              American Beacon in May 1995. Mr. Brown is American   However, the ultimate decision for inclusion and
                              Beacon's Manager of International and Private        weighting in the International Equity Fund rests
                              Investments, and he has served on the Portfolio      with Mark Giambrone and Robert Chambers  the
                              Management Team since February 1994. Mr. Merchant    portfolio managers for the International Equity
                              is Senior Trust Analyst and has served on the        Fund.
                              Portfolio Management Team since July 2002. Mr.
                              Merchant joined American Beacon in March 2000 and    Mr. Chambers joined BHMS as a principal in August
                              had responsibility for client relations and sales    1994. During his 34-year investment career, he
                              support prior to becoming a member of the            worked as a senior securities analyst and
                              Portfolio Management Team. The Funds' Statement of   portfolio manager for General Accident Group, the
                              Additional Information provides additional           U.S. subsidiary of General Accident Fire and Life
                              information about the members of the Portfolio       Assurance Co., Ltd. of Perth, Scotland. Mr.
                              Management Team, including other accounts they       Chambers graduated from Drexel University with a
                              manage, their ownership in the Portfolio and their   BS in Finance. Mr. Giambrone joined BHMS in
                              compensation.                                        December 1998 and became a principal in 2000.
                                                                                   Prior to joining BHMS, Mr. Giambrone served as a
                              Set forth below is a brief description of each       portfolio consultant at HOLT Value Associates.
                              sub-adviser to the Portfolio and the portfolio       During his 14-year career, he has also served as
                              managers with primary responsibility for the         a senior auditor/tax specialist for KPMG Peat
                              management of the Portfolio.                         Marwick and Ernst & Young Kenneth Leventhal. Mr.
                                                                                   Giambrone is a member of the American Institute
                              Lazard Asset Management LLC, Causeway Capital        of Certified Public Accountants. He graduated
                              Management LLC, Templeton Investment Counsel, LLC    summa cum laude from Indiana University with a BS
                              and The Boston Company Asset Management, LLC         in Accounting, and received an MBA from the
                              currently serve as sub-advisers to the Portfolio.    University of Chicago.
                              None of these sub-advisers provide any services to
                              the Portfolio except for portfolio investment
                              management and related recordkeeping services.

                              Causeway Capital Management LLC ("Causeway"),
                              11111 Santa Monica Blvd., Suite 1550, Los Angeles,
                              California 90025, is a professional

                                             AMERICAN INDEPENDENCE
                                    INTERNATIONAL MULTI-MANAGER STOCK FUND                           ACQUIRING FUND
                              --------------------------------------------------   -------------------------------------------------
                              international and global equity asset management
                              firm. Causeway began operations in June 2001 and
                              was founded by the key international value equity
                              management personnel at Merrill Lynch Investment
                              Managers, L.P. ("MLIM"), a former sub-adviser to
                              the Portfolio. As of December 31, 2004, Causeway
                              had approximately $10.8 billion in assets under
                              management. Sarah H. Ketterer is the Chief
                              Executive Officer of Causeway and is a portfolio
                              manager of the Portfolio. Ms. Ketterer co-founded
                              Causeway in June 2001. Prior to that, she was with
                              the Hotchkis and Wiley division of MLIM since
                              1996, where she was a Managing Director and
                              co-head of the International and Global Value
                              Equity team in Los Angeles. Ms. Ketterer has
                              co-managed the Fund since May 1993. Harry W.
                              Hartford is the President of Causeway and is a
                              portfolio manager of the Portfolio. Mr. Hartford
                              co-founded Causeway in June 2001. Prior to that,
                              he was with the Hotchkis and Wiley division of
                              MLIM since 1996, where he was a Managing Director
                              and co-head of the International and Global Value
                              Equity team in Los Angeles. Mr. Hartford has
                              managed the Fund since May 1994. Lazard Asset
                              Management LLC, 30 Rockefeller Plaza, New York,
                              New York 10112, an SEC registered investment
                              adviser, is a subsidiary of Lazard Frerer & Co.
                              LLC, a registered broker-dealer. Lazard and its
                              affiliates provided investment management services
                              to client discretionary accounts with assets
                              totaling approximately $76.5 billion as of
                              December 31, 2004. The following individuals make
                              up Lazard's International Equity management team,
                              which is responsible for the day to day management
                              of a portion of the Portfolio. Responsibility is
                              shared equally among each member of the

                                              AMERICAN INDEPENDENCE
                                    INTERNATIONAL MULTI-MANAGER STOCK FUND                           ACQUIRING FUND
                              --------------------------------------------------   -------------------------------------------------
                              team. Mr. John R. Reinsberg is a Deputy Chairman
                              of Lazard with responsibility for international
                              and global products. He also oversees the
                              day-to-day operationsof Lazard's International
                              Equity investment team. He joined Lazard in 1991
                              and began working in the investment field in 1981.
                              Mr. Reinsberg has managed the Fund since March
                              1999.

                              Gabrielle Boyle is a Senior Managing Director of
                              Lazard. She is a Portfolio Manager on Lazard's
                              International Equity team and a member of the London-based European Equity team. She joined
                              Lazard in 1993 and has been working in the investment field since 1990. Ms. Boyle has managed the Fund since May 2003.

                              Michael A. Bennett is a Managing Director of
                              Lazard and a Portfolio Manager for the
                              International Equity, International Equity Select,
                              European Equity Select, and Global Equity teams.
                              He joined Lazard in 1992 and has worked in the investment field since 1987. Mr. Bennett has managed the Fund since May 2003. Michael Powers is a Managing Director of Lazard and a member of the International Equity, International Equity Select, and European Equity Select teams. He joined Lazard in 1990. Mr. Powers has managed the Fund since May
                              2003.

Investment objective          The Fund's goal is to provide investors with long-term capital appreciation.

Primary investments           The Fund seeks its investment objective by           The Fund is an actively managed Fund and invests
                              investing all of its assets in the Porfolio. The     directly in the underlying securities described
                              Portfolio is managed by American Beacon Advisors,    below. Aside from this difference, the Fund has
                              Inc. (the "Manager"), who allocates the assets of    the substantially the same investment objective,
                              the Portfolio                                        policies and strategies as the International
                                                                                   Multi-Manager Stock

                                             AMERICAN INDEPENDENCE
                                    INTERNATIONAL MULTI-MANAGER STOCK FUND                           ACQUIRING FUND
                              --------------------------------------------------   -------------------------------------------------
                              among four investment sub-advisers. The              Fund.
                              Portfolio's investment objective is identical to
                              the Fund's investment objective. The Fund may
                              withdraw its assets from the Portfolio and (1)
                              invest its assets in another investment company,
                              (2) have its assets invested directly by the
                              Fund's investment advisor, or (3) it may hire an
                              investment adviser to manage the Fund's assets
                              directly if the Fund's Board of Trustees
                              determines that any of these actions would be in
                              the shareholders' best interest. For easier
                              reading, the term "Fund" is used throughout this
                              section to refer to either the Fund or the
                              Portfolio.

                              Under ordinary circumstances, at least 80% of its net assets, plus borrowings for investment purposes, are invested in common stocks and securities convertible into common stocks of issuers in at least three different countries located outside the United States. The Fund will primarily invest in countries comprising the Morgan Stanley Capital International Europe Australasia Far East Index
                              ("MSCI-EAFE Index"). The MSCI-EAFE Index is comprised of equity securities of companies from various industrial sectors whose primary trading markets are located outside the United States. Companies included in the MSCI-EAFE Index are selected from among the larger capitalization companies in these markets.

Investment strategies         The Fund's sub-adviser selects stocks that, in their opinion, have most or all of the following characteristics (relative to that stock's country, sector or industry):

                                   -    above-average return on equity or earnings growth potential,

                                   -    below-average price to earnings or price to cash flow ratio,

                                   -    below-average price to book value ratio, and

                                   -    above-average dividend yields.

                              The Fund's sub-advisers may consider potential changes in currency exchange rates when choosing stocks. The Fund's sub-advisers determine the earnings growth prospects of companies based upon a combination of internal and external research using fundamental analysis and considering changing economic trends. The decision to sell a stock is typically based on the belief that the company is no longer considered undervalued or shows deteriorating fundamentals, or that better investment opportunities exist in other stocks. The Fund's Adviser believes that this strategy will help the
                              Fund outperform other investment styles over the longer term while minimizing volatility and downside risk. The sub-advisers may trade forward foreign currency contracts or currency futures in an attempt to reduce the Fund's risk exposure to adverse fluctuations in currency exchange rates.

                                              AMERICAN INDEPENDENCE
                                    INTERNATIONAL MULTI-MANAGER STOCK FUND                           ACQUIRING FUND
                              --------------------------------------------------   -------------------------------------------------
Diversification               Each Fund is diversified for the purpose of the Investment Company Act and is subject to diversification requirements under the Internal Revenue Code of 1986, as amended (the "Code").

Restricted and                The Fund may not invest more than 15% of its net assets in illiquid securities.
illiquid securities

Borrowing                     The Fund will not borrow money, except as otherwise permitted under the 1940 Act or pursuant to a rule, order or interpretation issued by the SEC or its staff, including (i) as a temporary measure,
                              (ii) by entering into reverse repurchase agreements, and (iii) by lending portfolio securities as collateral. For purposes of this investment limitation, the purchase or sale of options, futures contracts, options on futures contracts, forward contracts, swaps, caps, floors, collars and other similar financial instruments shall not constitute borrowing

Lending                       The Fund will not lend any security or make any other loan except (i) as otherwise permitted under the 1940 Act, (ii) pursuant to a rule, order or interpretation issued by the SEC or its staff, (iii)
                              through the purchase of a portion of an issue of debt securities in accordance with a Fund's investment objective, policies and limitations, or (iv) by engaging in repurchase agreements with respect to portfolio securities

Derivative Instruments        The Fund may purchase certain "derivative" instruments as described in its Prospectus or SAI.
                              Derivative instruments are instruments that derive value from the performance of underlying assets, interest or currency exchange rates or indices, and include, but are not limited to, participation certificates, custodial receipts, futures contracts, options, forward foreign currency contracts, interest rate swaps and structured debt obligations (including collateralized mortgage obligations and other types of mortgage-related securities, "stripped" securities and various floating rate instruments).

Other investment policies     As described above, each Fund has substantially similar principal investment strategies and
and restrictions              policies. Certain of the non-principal investment policies and restrictions are different. For a more complete discussion of each Fund's other investment policies and fundamental and non-fundamental investment restrictions, see the SAI.

                                               BUYING, SELLING AND EXCHANGING SHARES

Sales Charges and             Service shares are offered with a sales charge of    Institutional Class shares are offered at net
Rule12b-1 Fee                 up to 5.00% which is reduced depending upon the      asset value and without sales charges or a
                              amount invested or, in certain circumstances,        distribution (12b-1) fee.
                              waived. Service shares are subject to a 12b-1 fee
                              of [up to] 0.25% of average daily net assets.
                              However, BISYS has contractually agreed to waive
                              its entire distribution fee until March 1, 2006.
                              Further reductions to the annual

                                              AMERICAN INDEPENDENCE
                                    INTERNATIONAL MULTI-MANAGER STOCK FUND                           ACQUIRING FUND
                              --------------------------------------------------   -------------------------------------------------
                              operating fees for Service Class shareholders are
                              also offered until March 1, 2006. See "Management
                              and Other Fees" below.

                              Premium shares are offered without a sales charge.
                              Premium shares are subject to a 12b-1 distribution fee of up to 0.75% of average daily net assets.
                              However, BISYS has contractually agreed to waive its entire distribution fee until March 1, 2006.
                              Further reductions to the annual operating fees for Premium shareholders are also offered until March 1, 2006. See "Management and Other Fees" below.

Management and Other Fees     An annual management fee of 0.40% of the average     The Fund pays Arrivato a management fee at an
                              daily net assets of the International                annual rate of 0.81% of the Fund's average daily
                              Multi-Manager Stock Fund is attributable to          net assets.
                              investors in Service Class shares.

                              Until March 1, 2006, the total annual operating      The total operating expenses of the Fund are
                              fees for the International Multi-Manager Stock       being limited to 0.99% for Institutional Class
                              Fund are being capped at 1.26% for Service Class     for three years from the date of the closing
                              investors. Prior giving effect to the fee            after giving effect to fee reductions and
                              cap, expenses excluding management and               expense reimbursements approved by Arrivato. The
                              distribution (12b-1) fees were 1.02% for Service     fund has not commenced operations. Prior to
                              shares and total Fund operating expenses were        giving effect to the fee reductions and expense
                              1.62% Service shares                                 reimbursements, expenses excluding the
                                                                                   management fee would have been 0.55% and total
                                                                                   annual Fund operating expenses would have been
                                                                                   1.36% for Institutional Class shares.

Buying Shares                 Investors may establish non-retirement accounts      Purchases of Institutional Class shares may only
                              with a minimum initial investment of $1000 and       be made by (i) trusts or investment management
                              retirement accounts with a minimum initial           and other fiduciary accounts managed or
                              investment of $250, which may be waived by the       administered by Arrivato or its affiliates or
                              Fund in certain circumstances. Subsequent            correspondents pursuant to a written agreement,
                              investments are subject to a $50 minimum, which      (ii) persons who are purchasing shares with the
                              also may be waived by the Fund in certain            proceeds of a distribution from a trust,
                              circumstances. Investors may purchase shares         investment management and other fiduciary account
                              directly in the Fund by mail, overnight service,     managed or administered by Arrivato or its

                                              AMERICAN INDEPENDENCE
                                    INTERNATIONAL MULTI-MANAGER STOCK FUND                           ACQUIRING FUND
                              --------------------------------------------------   -------------------------------------------------
                              electronic or wire transfer or through enrollment    affiliates or correspondents, pursuant to a
                              in the automatic investment plan. If you are         written agreement, and (iii) other persons or
                              investing through a financial advisor, your          organizations authorized by the Distributor. The
                              financial advisor will give you instructions on      minimum investment amount is $5,000,000, which
                              how to purchase shares in the Fund.                  may be waived by the Fund if it considers it in
                                                                                   the best interest of the Fund and its
                                                                                   shareholders. Institutional Class shares may be
                                                                                   purchased directly, through the Distributor or
                                                                                   through banks, brokers and other investment
                                                                                   representatives. If you are investing directly,
                                                                                   you may obtain an application to open an account
                                                                                   with the Fund online or by telephone. Initial
                                                                                   purchases may be made by mail, express delivery,
                                                                                   wire or through the Fund's automatic investment
                                                                                   plan. Subsequent purchases may be made by mail,
                                                                                   express delivery, wire, automatic investment plan
                                                                                   or, in certain circumstances, by telephone. If
                                                                                   you are investing through a financial advisor,
                                                                                   your financial advisor will give you instructions
                                                                                   on how to purchase shares in the Fund.

Exchanging Shares             Subject to minimum investment requirements,          Investors in the Fund's Institutional Class
                              investors in the International Multi-Manager Stock   shares may exchange their shares for the same
                              Fund may exchange their shares for the same class    Institutional Class shares in any other American
                              of shares in any other fund offered in the same      Independence Fund. The Fund's overall exchange
                              prospectus as the Fund. The overall exchange         privilege is subject to change on 60 days' notice
                              privilege is subject to change on 60 days' notice.   if the change is material. Additionally, the Fund
                              To prevent disruption in the management of funds     will suspend, limit or terminate the exchange
                              managed by IFSI, the International Multi-Manager     privilege of any shareholder who makes more than
                              Stock Fund may refuse any purchase or exchange       12 exchanges in a calendar year or otherwise
                              request if management determines that such request   demonstrates what the Fund believes to be a
                              would adversely affect the net asset value of the    pattern of "market timing."
                              International Multi-Manager Stock Fund. The
                              management of the International Multi-Manager        Exchanges may be made by fax, mail, express
                              Stock Fund reserves the right to limit activity to   delivery, telephone, or by enrolling in the
                              five exchanges within a one year period with no      systematic withdrawal plan. There is a $25
                              more than three exchanges in a calendar quarter.     minimum on exchanging fund shares.
                              This

                                              AMERICAN INDEPENDENCE
                                    INTERNATIONAL MULTI-MANAGER STOCK FUND                           ACQUIRING FUND
                              --------------------------------------------------   -------------------------------------------------
                              policy has been adopted in part to counter "market
                              timing" strategies. If you intend to engage in
                              market timing, do not invest in International
                              Multi-Manager Stock Fund shares.

                              Exchanges of International Multi-Manager Stock
                              Fund shares may be made in writing or by telephone.

Selling Shares                Sales of International Multi-Manager Stock Fund      Some sell orders, including those for more than
                              Shares may be made by telephone, mail, overnight     $100,000, must be placed in writing with a
                              service, electronically or by requesting wire        signature guarantee. If you are investing
                              transfer or through the systematic withdrawal        directly, sales of Fund shares may be effected by
                              plan. Shares of the Fund are sold at the net asset   fax, mail, express delivery, telephone (via wire
                              value per share next calculated after the Fund       or ACH transfer with a minimum sell order of
                              receives your request to sell in good order.         $1,000) or through the systematic withdrawal
                              Redemptions may also be effected through financial   plan. A purchase request received before the
                              intermediaries in certain instances.                 close of regular trading on the New York Stock
                                                                                   Exchange (generally 4 p.m. Eastern Time) that has
                                                                                   been determined to be in "good order" will be
                                                                                   processed at that day's NAV plus any applicable
                                                                                   sales charge or redemption fee. If you are
                                                                                   investing through a financial advisor, your
                                                                                   advisor will give you instructions on how to sell
                                                                                   your shares.


PRINCIPAL RISK FACTORS

Because each Fund has the same investment objectives and similar policies and strategies, the Funds are subject to the same principal risks as set forth below.

The value of the Fund's investments, and the value of your investments in the Fund will fluctuate with market conditions. You may lose money on your investment in the Fund, or the Fund could underperform other investments.

MARKET RISK

Market risk is the chance that the value of the Fund's investments in stocks will decline due to drops in the stock market.

FOREIGN INVESTMENT RISK


Overseas investing carries potential risks not associated with domestic investments. Such risks include, but are not limited to: (1) currency exchange rate fluctuations, (2) political and financial instability, (3) less liquidity and greater volatility of foreign investments, (4) lack of uniform accounting, auditing and financial reporting standards, (5) less government regulation and supervision of foreign stock exchanges, brokers and listed companies, (6) increased price volatility, (7) delays in transaction settlement in some foreign markets, and (8) adverse impact of conversion to the euro for countries joining the European Monetary Union.


MARKET TIMING RISK

The Fund's investments in foreign securities are subject to specific market timing strategies involving time zone arbitrage.

DERIVATIVES RISK

The Fund may use derivatives, such as futures contracts, foreign currency forward contracts and options on futures as a hedge against foreign currency fluctuations. There can be no assurance that any strategy used will succeed. If one of the sub-advisers incorrectly forecasts currency exchange rates in utilizing a derivatives strategy for the Fund, the Fund could lose money.

MANAGER RISK

Manager risk is the chance that poor security selection will cause the Fund to underperform other funds with similar investment objectives.

REASONS FOR THE REORGANIZATION.

     The Trustees of the American Independence Funds believe that the proposed Reorganization is in the best interests of the Fund and the shareholders. The Trustees considered the following matters, among others, in approving the proposal.

     First, IFSI, the investment adviser to the Fund, informed the Trustees that it does not intend to continue to provide investment advisory services to the American Independence Funds. Consequently, a change in your American Independence Fund's investment adviser is necessary.

     Second, the Trustees reviewed with Arrivato the investment objective, investment policies and strategy of the Fund and the Trustees concluded that the Fund and the shareholders would benefit by implementing the strategy of the Acquiring Fund.

     Third, the Institutional Class shares received in the Reorganization will provide Fund shareholders with exposure to a substantially similar investment product as they currently have with a lower expense ratio. Arrivato has agreed to limit the expense ratio of the Fund for a three year period.

     Fourth, the transaction is structured to qualify as a tax-free reorganization under Section 368(a) of the Internal Revenue Code of 1986 and therefore will not be treated as a taxable sale of your American Independence shares.

     Arrivato and INTRUST will pay all costs of the Reorganization, including legal costs and the costs of preparing and printing the American Independence Funds' proxy statements and solicitation.

     The Board of Trustees of the Arrivato Fund also considered that the Reorganization presents an excellent opportunity for the Arrivato Fund to acquire investment assets without the obligation to pay commissions or other transaction costs that a fund normally incurs when purchasing securities. This opportunity provides an economic benefit to the Arrivato Fund and its shareholders.

                     TRUSTEES' EVALUATION AND RECOMMENDATION

     For the reasons described above, the Trustees, including the Independent Trustees, approved the Reorganization. In particular, the Trustees determined that the Reorganization is in the best interests of your Fund. Similarly, the Board of Trustees of the Arrivato Fund, including its Independent Trustees, approved the Reorganization. They also determined that the Reorganization is in the best interests of the Arrivato Fund.


                                  PROPOSAL 1(E)
    COMPARISON OF AMERICAN INDEPENDENCE  KANSAS TAX-EXEMPT BOND FUND TO THE
                   NEWLY CREATED KANSAS TAX-EXEMPT BOND FUND


COMPARISON OF CURRENT FEES AND EXPENSES

The following chart shows current operating expense ratios for the Kansas Tax-Exempt Bond Fund and the Acquiring Fund. For a more detailed breakdown of the specific expenses charged to the Kansas Tax-Exempt Bond Fund Funds and the Acquiring Fund, and more information about expenses, see Exhibit A.

Ratios are shown at three levels:

a) Gross expenses are the total operating expenses of a fund, and represent what a shareholder could potentially pay if waiver and expense reimbursements were not in place;

b) Net expenses are those expenses that a shareholder can expect to actually pay, after an adviser or other service provider has waived fees and/or reimbursed expenses; and

c) The contractual expense limitation is the ratio at which a fund's adviser has contractually agreed to maintain the expenses a shareholder will pay.

   AMERICAN INDEPENDENCE/                                                                  NET OPERATING    CONTRACTUAL
         NEW FUND                     SHARE CLASS          GROSS OPERATING EXPENSE RATIO   FUND EXPENSES   EXPENSE RATIO
   ----------------------     --------------------------   -----------------------------   -------------   -------------
Kansas Tax-Exempt Bond Fund   Class A (1)                              1.77%                   0.95%           0.95%
Kansas Tax-Exempt Bond Fund   Institutional Class (1)                  0.96%                   0.60%           0.60%
Kansas Tax-Exempt Bond Fund   Institutional Class (1)(2)               0.66%                   0.40%           0.40%


----------


(1) The expense ratios for the Kansas Tax-Exempt Bond Fund are based on the actual expenses for the Portfolios' most recent fiscal year ended October 31, 2005. The ratios for the Acquiring Funds are based on estimates for the current fiscal year.


(2) The Fund will feature an Institutional Class of shares which will have Expense Ratios which shall be capped as a percentage of net assets (via an agreement with the Adviser which shall run a minimum of five years until March 1, 2011).



In the Reorganization, the Acquiring Fund has a lower contractual expense cap than the Fund. The Acquiring Fund's management has contractually committed to maintain the shown contractual expense cap for five years.


                        SHAREHOLDER TRANSACTION EXPENSES



                                                                  AMERICAN        AMERICAN INDEPENDENCE
                                                                INDEPENDENCE      KANSAS TAX-EXEMPT BOND ACQUIRING KANSAS TAX-EXEMPT
                                                               KANSAS TAX-EXEMPT   FUND INSTITUTIONAL    BOND FUND INSTITUTIONAL
                   FEES PAID BY YOU DIRECTLY                   BOND FUND CLASS A           CLASS                   CLASS
                   -------------------------                   -----------------  ----------------------  -----------------------
Maximum Sales Charge Load) imposed on Purchases (as a
   percentage of offering price..............................        4.00%                 None                    None
ANNUAL FUND OPERATING EXPENSES (FEES PAID FROM FUND ASSETS)..
Management fee...............................................        0.30%                 0.30%                   0.30%
Distribution (12b-1) fee.....................................        0.75%                 None                     None
Other expenses...............................................        0.70%                 0.70%                   0.36%
Total Fund Operating Expenses................................        1.71%                 0.96%                   0.66%
Fee Waiver/Expense Reimbursement.............................        0.76%                 0.36%                   0.26%
Net Expenses.................................................        0.95%                 0.60%                   0.40%


The hypothetical example below helps you compare the cost of investing in each Fund. It assumes that: (a) you invest $10,000 in each Fund for the time periods shown, (b) you reinvest all dividends and distributions, (c) your investment has a 5% return each year, and (d) each Fund's gross operating expenses remain the same. The examples are for comparison purposes only and are not a representation of either Fund's actual expenses or returns, either past or future.


                                       1 YEAR   3 YEARS   5 YEARS   10 YEARS
                                       ------   -------   -------   --------
KANSAS TAX-EXEMPT BOND FUND
Institutional Class                    $493      $846     $1,223    $2,278

Institutional Class Shares              $ 61      $270     $  496    $1,145
ACQUIRING KANSAS TAX-EXEMPT BOND FUND
Institutional Class Shares              $ 41      $250     $  476    $1,127



Set forth below is performance information for the Fund. The Chart shows how the Fund's total return (not including any deduction for sales charges) has varied from year to year. The table shows average total return for the Fund over time for each class of shares compared to a broad based market index. The bar chart gives you an indication of the risks of investing in the Fund, including the fact that you could incur a loss and experience volatility of returns year to year. Past performance does not indicate future results. The Acquiring Fund has not yet commenced operations



AMERICAN INDEPENDENCE KANSAS TAX-EXEMPT BOND FUND PERFORMANCE CHART AND TABLE YEAR-BY-YEAR TOTAL RETURNS - INSTITUTIONAL CLASS SHARES(1)



[Bar Graph in %]


1996    3.95%
1997    7.60%
1998    5.73%
1999   -2.63%
2000   10.10%
2001    4.39%
2002    8.03%
2003    4.03%
2004    2.65%
2005    2.01%


Best quarter:     4.88%   Q1 '95
Worst quarter:   -2.29%   Q2 '99

----------


(1) These figures are as of December 31 of each year. They do not reflect sales charges and would be lower if they did. The Fund's after-tax returns shown below are calculated using the historical highest individual federal marginal income tax rates, and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.




                                                                    AVERAGE ANNUAL TOTAL RETURNS
                                                           ---------------------------------------------
                                                             ONE YEAR ENDED    FIVE YEARS ENDED DECEMBER    10 YEARS ENDED
                                          INCEPTION        DECEMBER 31, 2005           31, 2005            DECEMBER 31, 2005
                                      ------------------   -----------------   -------------------------   -----------------
CLASS A(1)                            December 10, 1990
Return Before Taxes                                              -2.38%                  2.87%                  3.47%
Return after taxes on
   Distribution(2)                                               -2.38%                  2.87%                  3.45%

Return after taxes on
   distribution(1) and sale of shares                            -0.39%                  2.99%                  3.57%
INSTITUTIONAL CLASS(1)                    December 10, 1990
Return Before Taxes                                               2.01%                  4.20%                  4.53%
Return after taxes on distribution                                2.01%                  4.20%                  4.51%
Return after taxes on distribution
   and sale of shares                                             2.64%                  4.19%                  4.52%
Lehman Brothers                           December 10, 1990
   7-year Municipal Bond Index                                    1.72%                  5.13%                  5.37%


(1) These figures reflect deduction of sales charges. After-tax returns are calculated using historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from hose shown. After-tax returns shown are not relevant to investors who hold Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

COMPARISON OF INVESTMENT OBJECTIVES, PRINCIPAL INVESTMENT STRATEGIES AND
POLICIES

The Fund and its corresponding Acquiring Fund will pursue the same investment objectives, utilize substantially similar principal investment strategies to pursue their investment objectives, and hold substantially similar securities. As a result, the proposed Reorganization is expected to cause minimal portfolio turnover or transaction expenses from the sale of securities that are incompatible with the investment objective(s) of the Acquiring Fund.

The following is a summary of more complete information appearing later in this Proxy Statement/Prospectus or incorporated herein. You should read carefully the entire Proxy Statement/Prospectus, including the form of Agreement and Plan of Reorganization attached as EXHIBIT A-1, because it contains details that are not in the summary.

In the table below, if a row extends across the entire table, the policy disclosed applies to both your American Independence Fund and the Acquiring Fund.

                               American Independence Kansas Tax Exempt Bond Fund                  Acquiring Bond Fund
                              --------------------------------------------------   -------------------------------------------------
Business                      A diversified series of American Independence        A diversified series of Arrivato Funds, an
                              Funds, an open-end management investment company     open-end management investment company organized
                              organized as a Delaware business trust.              as a Delaware business trust.

Net assets as of December 31, $155.6 million                                       None. The Arrivato Kansas Tax-Exempt Bond Fund is
2005                                                                               a newly created and does not intend to commence

                                       American Independence Kansas Tax
                                               Exempt Bond Fund                                   Acquiring Bond Fund
                              --------------------------------------------------   -------------------------------------------------
                                                                                   operations until the Reorganization occurs.

Investment advisers and       Investment Adviser:                                  Investment Adviser:
portfolio managers            IFSI                                                 Arrivato

                              Investment Subadviser to the Fund:                   Portfolio Manager:
                              Galliard Capital Management, Inc. Galliard,          Robert A. Campbell, will join American
                              located at 800 LaSalle Avenue, Suite 2060,           Independence Financial Services in March, 2006.
                              Minneapolis, Minnesota 55479, is subadviser to the   He will be responsible for the day to day
                              Fund. Galliard, a wholly-owned subsidiary of Wells   operations of the Kansas Tax-Exempt Bond Fund.
                              Fargo Bank Minnesota, was formed July 1, 1995 to     Prior to joining Arrivato, Mr. Campbell was a
                              specialize in the management of institutional        senior portfolio manager with Galliard Capital
                              fixed income portfolios. Robert A. Campbell, a       Management, Inc. (the previous sub-adviser to the
                              senior portfolio manager with Galliard since         Kansas Tax-Exempt Bond Fund) since August, 2000
                              August, 2000 is the portfolio manager of the         where he was the portfolio manager of the Kansas
                              Kansas Tax-Exempt Bond Fund. Prior to his            Tax-Exempt Bond Fund. Prior to his employment
                              employment with Galliard, Mr. Campbell served as a   with Galliard, Mr. Campbell served as a
                              municipal/fixed income portfolio manager with        municipal/fixed income portfolio manager with
                              First Commerce Investors (1997-2000), U.S.           First Commerce Investors (1997-2000), U.S.
                              Bank/First Bank (1996-1997) and Firstier Bank        Bank/First Bank (1996-1997) and Firstier Bank
                              (1995-1996). Prior to November, 2000, the Kansas     (1995-1996).
                              Tax-Exempt Bond Fund was managed directly by
                              INTRUST.

Investment objective          The investment objective of the Kansas Tax-Exempt Bond Fund is to preserve capital while producing current income for the investor that is exempt from both federal and Kansas state income taxes.

Primary investments           In attempting to achieve this objective, the Fund invests primarily in municipal obligations that are exempt from both federal and Kansas state income taxes. Under normal conditions, the Fund will invest at least 80% of its net assets in municipal commercial paper, municipal leases, municipal notes and municipal bonds (collectively "Municipal Obligations") which produce interest that is exempt from federal income taxes and, in the opinion of bond counsel of the issues of Kansas obligations, is exempt from Kansas state income taxes.

                              The remainder of the Fund may be invested in Municipal Obligations of other states and other investments stated in the Statement of Additional Information. Under normal conditions, the Fund will also invest at least 80% of its net assets in securities the income from which is not subject to the alternative minimum tax. The Fund generally invests in obligations with maturities (i.e. the date when

                                       American Independence Kansas Tax
                                               Exempt Bond Fund                                   Acquiring Bond Fund
                              --------------------------------------------------   -------------------------------------------------
                              a bond issuer agrees to return the bond's principal, or face value, to the bond's buyer) ranging from
                              1 to 20 years. It is the intent of the Sub-Adviser to maintain a dollar weighted average portfolio maturity between 7 and 12 years. However, when the Sub-Adviser determines that the market conditions so warrant, the Fund can maintain an average weighted maturity of less than 7 years.

Investment strategies         The Fund attempts to achieve its investment objective of capital preservation with current income by maintaining a portfolio of securities with high credit quality. To this end, the Fund generally purchases full coupon bonds rather than zero coupon bonds. The Fund will not purchase securities which are rated, at the time of purchase, below "Baa" by Moody's or below "BBB" by S&P. The Fund may purchase non-rated securities if they have financial debt rates similar to bonds which are rated "A"
                              or better by either Moody's or S&P. The Fund will not typically purchase industrial revenue bonds unless they have a published rating of "A" or better. The Fund may sell a security if it falls below the minimum credit quality required for purchase. When selecting securities, comparisons of the characteristics of available bonds are made to other Kansas bonds. The Fund uses interest rate forecasting for long-term trends rather than short-term purposes. Given the relatively limited supply of the type of securities which the Fund purchases, the Fund will not attempt to actively engage in short-term trading. The Sub-Adviser will attempt to keep any capital gains in the Fund to a minimum.

Diversification               Each Fund is diversified for the purpose of the Investment Company Act and is subject to diversification requirements under the Internal Revenue Code of 1986, as amended (the "Code").

Restricted and illiquid       The Fund will not Invest more than 10% of the value of its net assets in investments which are
securities                    illiquid (including repurchase agreements having maturities of more than seven calendar days, variable and floating rate demand and master demand notes not requiring receipt of principal note amount within seven days notice and securities of foreign issuers which are not listed on a recognized domestic or foreign securities exchange);

Borrowing                     The Fund may not borrow money or pledge, mortgage or hypothecate its assets, except that a Fund may enter into reverse repurchase agreements or borrow from banks up 10% of the current value of its net assets for temporary or emergency purposes or to meet redemptions.

Lending                       The Fund will not make loans, except loans of portfolio securities and except that the Fund may enter into repurchase agreements with respect to its portfolio securities and may purchase the types of debt instruments described in its Prospectus or SAI;

                                       American Independence Kansas Tax
                                               Exempt Bond Fund                                   Acquiring Bond Fund
                              --------------------------------------------------   -------------------------------------------------
Derivative instruments        The Fund may purchase certain "derivative" instruments as described in its Prospectus or SAI.
                              Derivative instruments are instruments that derive value from the performance of underlying assets, interest or currency exchange rates or indices, and include, but are not limited to, participation certificates, custodial receipts, futures contracts, options, forward foreign currency contracts, interest rate swaps and structured debt obligations (including collateralized mortgage obligations and other types of mortgage-related securities, "stripped" securities and various floating rate instruments).


Other investment policies     As described above, the Funds have substantially similar principal investment strategies and policies.
and restrictions              Certain of the non-principal investment policies and restrictions are different. For a more complete discussion of each Fund's other investment policies and fundamental and non-fundamental investment restrictions, see the SAI.

                                                BUYING, SELLING AND EXCHANGING SHARES

Sales Charges and Rule12b-1   Service shares are offered with a sales charge of    Institutional Class shares are offered at net
Fee                           up to 4.00% which is reduced depending upon the      asset value and without sales charges or a
                              amount invested or, in certain circumstances,        distribution (12b-1) fee.
                              waived. Service shares are subject to a 12b-1 fee
                              of [up to] 0.75% of average daily net assets.
                              However, BISYS has contractually agreed to waive
                              0.40% of its distribution fee until March 1, 2006.
                              Further reductions to the annual operating fees
                              for Service Class shareholders are also offered
                              until March 1, 2006. See "Management and Other
                              Fees" below.

                              Institutional shares are offered without a sales charge and are not subject to a 12b-1 distribution fee. Reductions to the annual operating fees for Institutional shareholders are offered until March
                              1, 2006. See "Management and Other Fees" below.

Management and Other Fees     An annual management fee of 0.30% of the average     The Fund pays Arrivato a management fee at an
                              daily net assets of the Kansas Tax-Exempt Bond       annual rate of 0.30% of the Fund's average daily
                              Fund is attributable to investors in Class A and     net assets.
                              Institutional shares.

                              Until March 1, 2006, the total annual operating      The total operating expenses of the Fund are
                              fees for the Kansas Tax-                             being limited to 0.40% for Institutional Class
                                                                                   shares until

                               American Independence Kansas Tax Exempt Bond Fund                  Acquiring Bond Fund
                              --------------------------------------------------   -------------------------------------------------
                              Exempt Bond Fund are being capped at 0.95% for       For three years from the date of the closing
                              Class A investors and 0.60% for Institutional        after giving effect to fee reductions and expense
                              investors. Prior giving effect to the fee cap,       reimbursements approved by Arrivato. The Fund
                              expenses excluding management and distribution       has not commenced operations. Prior to giving
                              (12b-1) fees were 0.70% for Class A and              effect to the fee reductions and expense
                              Institutional shares and total Fund operating        reimbursements, expenses excluding the
                              expenses were 1.71% and 0.96% for Class A and        management fee would have been 0.36% and total
                              Institutional shares, respectively.                  annual Fund operating expenses would have been
                                                                                   0.66% for Institutional Class shares.

Buying Shares                 Investors in Class A shares may establish            Purchases of Institutional Class shares may only
                              non-retirement accounts with a minimum initial       be made by (i) trusts or investment management
                              investment of $1000 and retirement accounts with a   and other fiduciary accounts managed or
                              minimum initial investment of $250, which may be     administered by Arrivato or its affiliates or
                              waived by the Fund in certain circumstances.         correspondents pursuant to a written agreement,
                              Subsequent investments in Class A shares are         (ii) persons who are purchasing shares with the
                              subject to a $50 minimum, which also may be waived   proceeds of a distribution from a trust,
                              by the Fund in certain circumstances. Investors      investment management and other fiduciary account
                              may purchase shares directly in the Fund by mail,    managed or administered by Arrivato or its
                              overnight service, electronic or wire transfer or    affiliates or correspondents, pursuant to a
                              through enrollment in the automatic investment       written agreement, and (iii) other persons or
                              plan. If you are investing through a financial       organizations authorized by the Distributor. The
                              advisor, your financial advisor will give you        minimum investment amount is $5,000,000, which
                              instructions on how to purchase shares in the        may be waived by the Fund if it considers it in
                              Fund.                                                the best interest of the Fund and its
                                                                                   shareholders. Institutional Class shares may be
                                                                                   purchased directly, through the Distributor or
                                                                                   through banks, brokers and other investment
                                                                                   representatives. If you are investing directly,
                                                                                   you may obtain an application to open an account
                                                                                   with the Fund online or by telephone. Initial
                                                                                   purchases may be made by mail, express delivery,
                                                                                   wire or through the Fund's automatic investment
                                                                                   plan. Subsequent purchases may be made by mail,
                                                                                   express delivery, wire, automatic investment plan
                                                                                   or, in certain circumstances, by telephone. If
                                                                                   you are investing through a financial advisor,
                                                                                   your financial advisor will give you instructions
                                                                                   on how to

                               American Independence Kansas Tax Exempt Bond Fund                  Acquiring Bond Fund
                              --------------------------------------------------   -------------------------------------------------
                                                                                   purchase shares in the Fund.

Exchanging Shares             Subject to minimum investment requirements,          Investors in the Fund's Institutional Class
                              investors in the Kansas Tax-Exempt Bond Fund may     shares may exchange their shares for the same
                              exchange their shares for the same class of shares   Institutional Class shares in any other American
                              in any other fund offered in the same prospectus     Independence Fund. The Fund's overall exchange
                              as the Fund. The overall exchange privilege is       privilege is subject to change on 60 days' notice
                              subject to change on 60 days' notice. To prevent     if the change is material. Additionally, the Fund
                              disruption in the management of funds managed by     may suspend, limit or terminate the exchange
                              IFSI, the Kansas Tax-Exempt Bond Fund may refuse     privilege of any shareholder who makes more than
                              any purchase or exchange request if management       12 exchanges in a calendar year or otherwise
                              determines that such request would adversely         demonstrates what the Fund believes to be a
                              affect the net asset value of the Kansas             pattern of "market timing."
                              Tax-Exempt Bond Fund. The management of the Kansas
                              Tax-Exempt Bond Fund reserves the right to limit     Exchanges may be made by fax, mail, express
                              activity to five exchanges within a one year         delivery, telephone, or by enrolling in the
                              period with no more than three exchanges in a        systematic withdrawal plan. There is a $25
                              calendar quarter. This policy has been adopted in    minimum on exchanging fund shares.
                              part to counter "market timing" strategies. If you
                              intend to engage in market timing, do not invest
                              in Kansas Tax-Exempt Bond Fund shares.

                              Exchanges of Kansas Tax-Exempt Bond Fund shares may be made in writing or by telephone.

Selling Shares                Sales of Kansas Tax-Exempt Bond Fund Shares may be   Some sell orders, including those for more than
                              made by telephone, mail, overnight service,          $100,000, must be placed in writing with a
                              electronically or by requesting wire transfer or     signature guarantee. If you are investing
                              through the systematic withdrawal plan. Shares of    directly, sales of Fund shares may be effected by
                              the Fund are sold at the net asset value per share   fax, mail, express delivery, telephone (via wire
                              next calculated after the Fund receives your         or ACH transfer with a minimum sell order of
                              request to sell in good order. Redemptions may       $1,000) or through the systematic withdrawal
                              also be effected through financial intermediaries    plan. A purchase request received before the
                              in certain instances.                                close of regular trading on the New York Stock
                                                                                   Exchange (generally 4 p.m. Eastern Time) that has
                                                                                   been determined to be in "good order" will be
                                                                                   processed at that day's NAV plus any applicable
                                                                                   sales charge

                               American Independence Kansas Tax Exempt Bond Fund                  Acquiring Bond Fund
                              --------------------------------------------------   -------------------------------------------------
                                                                                   [or redemption fee]. If you are investing through
                                                                                   a financial advisor, your advisor will give you
                                                                                   instructions on how to sell your shares.

PRINCIPAL RISK FACTORS

Because each Fund has the same investment objectives and similar policies and strategies, the Funds are subject to the same principal risks as set forth below.

The value of the Fund's investments, and the value of your investments in the Fund will fluctuate with market conditions. You may lose money on your investment in the Fund, or the Fund could underperform other investments.

Other principal risks include:

STATE SPECIFIC RISKS

State specific risk is the chance that the Fund, because it invests primarily in securities issued by Kansas and its municipalities, is more vulnerable to unfavorable developments in Kansas than funds that invest in municipal bonds of many different states.

INTEREST RATE RISK

Interest rate risk is the chance that the value of the bonds the Fund holds will decline over short or even long periods due to rising interest rates. Interest rate risk is greater for bonds with longer maturities or less for bonds with shorter maturities.

INCOME RISK

Income risk is the chance that falling interest rates will cause the Fund's income to decline.

CREDIT RISK

Credit risk is the chance that a bond issuer will fail to repay interest and principal in a timely manner, reducing the Fund's return.

CALL RISK

Call risk is the chance that during periods of falling interest rates, a bond issuer will "call" -- or repay -- a high-yielding bond before its maturity date.

MANAGER RISK

Manager risk is the chance that poor security selection will cause the Fund to underperform other funds with similar investment objectives.

REASONS FOR THE REORGANIZATION.

     The Trustees of the American Independence Funds believe that the proposed Reorganization is in the best interests of the Fund and the shareholders. The Trustees considered the following matters, among others, in approving the proposal.

     First, IFSI, the investment adviser to the Fund, informed the Trustees that it does not intend to continue to provide investment advisory services to the American Independence Funds. Consequently, a change in your American Independence Fund's investment adviser is necessary.

     Second, the Trustees reviewed with Arrivato the investment objective, investment policies and strategy and past performance the Fund and the Trustees concluded that the Fund and the shareholders would benefit by continuing to implement the strategy of the Acquiring Fund. The Acquiring Fund will have the same portfolio manager. Bob Cambell has joined Arrivato effective January __, 2006.

     Third, the Institutional Class shares received in the Reorganization will provide Fund shareholders with exposure to a substantially similar investment product as they currently have with a lower expense ratio. Arrivato has agreed to limit the expense ratio of the Institutional Class shares of the Acquiring Fund for a three year period.

     Fourth, the transaction is structured to qualify as a tax-free reorganization under Section 368(a) of the Internal Revenue Code of 1986 and therefore will not be treated as a taxable sale of your American Independence shares.

     Arrivato and INTRUST will pay all costs of the Reorganization, including legal costs and the costs of preparing and printing the American Independence Funds' proxy statements and solicitation.

     The Board of Trustees of the Arrivato Fund also considered that the Reorganization presents an excellent opportunity for the Arrivato Fund to acquire investment assets without the obligation to pay commissions or other transaction costs that a fund normally incurs when purchasing securities. This opportunity provides an economic benefit to the Arrivato Fund and its shareholders.

                     TRUSTEES' EVALUATION AND RECOMMENDATION

     For the reasons described above, the Trustees, including the Independent Trustees, approved the Reorganization. In particular, the Trustees determined that the Reorganization is in the best interests of your Fund. Similarly, the Board of Trustees of the Arrivato Fund, including its Independent Trustees, approved the Reorganization. They also determined that the Reorganization is in the best interests of the Arrivato Fund.


                                 PROPOSAL 1(F )
COMPARISON OF THE AMERICAN INDEPENDENCE  NESTEGG CAPITAL PRESERVATION FUND TO
                 NESTEGG DOW JONES U.S. 2010 TARGET DATE FUND



THE AMERICAN INDEPENDENCE NESTEGG CAPITAL PRESERVATION FUND and its corresponding Acquiring Fund will pursue similar investment objectives, utilize substantially similar principal investment strategies to pursue their investment objectives, and hold substantially similar securities. American Independence Financial Services, LLC will be the new adviser to the Acquiring Fund.

For more information regarding the differences between principal investments, investment process and risks of the American Independence NestEgg Funds and the Dow Jones U.S. Target Date Funds see Appendix B "PRINCIPAL INVESTMENTS, INVESTMENT PROCESS AND RISKS OF THE NESTEGG DOW JONES U.S. TARGET DATE FUNDS AND THE AMERICAN INDEPENDENCE NESTEGG FUNDS".

COMPARISON OF CURRENT FEES AND EXPENSES

The following chart shows current operating expense ratios for the Capital Preservation Fund and fees paid by existing shareholders if the reorganization is approved. Ratios are shown at three levels:

d) Gross expenses are the total operating expenses of a fund, and represent what a shareholder could potentially pay if waiver and expense reimbursements were not in place;

e) Net expenses are those expenses that a shareholder can expect to actually pay, after an adviser or other service provider has waived fees and/or reimbursed expenses; and

f) The contractual expense cap is the ratio at which a fund's adviser has contractually agreed to maintain the expenses a shareholder will pay.


AMERICAN INDEPENDENCE/                                GROSS OPERATING   NET OPERATING    CONTRACTUAL
       NEW FUND                  SHARE CLASS           EXPENSE RATIO    FUND EXPENSES   EXPENSE RATIO
----------------------   --------------------------   ---------------   -------------   -------------
NestEgg Capital
   Preservation Fund     Service (1)                       2.47%            1.00%           1.00%
NestEgg Capital
   Preservation Fund     Premium (1)                       2.97%            1.55%           1.55%
Acquiring New NestEgg
   Dow Jones
   U.S. 2010 Fund        Institutional Class (1)(2)        1.48%            0.95%           0.95%

----------
(1) The expense ratios for the Fund are based on the actual expenses for the Fund's most recent fiscal year ended October 31, 2005. The ratios for the Acquiring Fund are based on estimates for the current fiscal year ending October 31, 2006.


(2) The new Fund will feature an Institutional Class of shares which will have Expense Ratios which shall be capped as a percentage of net assets (pursuant to an agreement which shall run a minimum of three years until March 1, 2009).



In the Reorganization, the Acquiring Fund will have a lower contractual expense limited than the corresponding American Independence Fund. The Adviser has contractually committed to maintain the shown contractual expense limitation until March 1, 2009.


                        SHAREHOLDER TRANSACTION EXPENSES


                                                                                     NESTEGG
                                                          NESTEGG              CAPITAL PRESERVATION   ACQUIRING NEST EGG DOW(1)
                                                  CAPITAL PRESERVATION FUND            FUND            JONES U.S. 2010 FUND
           FEES PAID BY YOU DIRECTLY                    SERVICE CLASS             PREMIUM CLASS        INSTITUTIONAL CLASS
           -------------------------              -------------------------   ---------------------   ---------------------
Maximum Sales Charge Load) imposed on Purchases              None                     1.50%                    None
   (as a percentage of offering price..........

ANNUAL FUND OPERATING EXPENSES (FEES PAID FROM
   FUND ASSETS)................................
Management fee.................................              0.70%                    0.70%                    0.60%
Distribution (12b-1) fee.......................              0.25%                    0.75%                    None
Other expenses.................................              1.24%                    1.25%                    0.88%
Total Fund Operating Expenses..................              2.47%                    2.97%                    1.48%
Fee Waiver/Expense Reimbursement...............              1.47%                    1.42%                    0.53%
Net Expenses...................................              1.00%                    1.55%                    0.95%



(1) The expenses are based on estimated pro forma annual expenses. Future expenses may be greater or less.



The hypothetical example below helps you compare the cost of investing in each Fund. It assumes that: (a) you invest $10,000 in each Fund for the time periods shown, (b) you reinvest all dividends and distributions, (c) your investment has a 5% return each year, and (d) redemption at the end of each period and (e) the Fund's gross operating expenses remain the same, except the expiration of the of the contractual fee waivers on October 31, 2006. The examples are for comparison purposes only and are not a representation of either Fund's actual expenses or returns, either past or future.



                             1 YEAR   3 YEARS   5 YEARS   10 YEARS
                             ------   -------   -------   --------
NESTEGG CAPITAL
PRESERVATION FUND
Service Class Shares          $250      $769     $1,315    $2,804
Premium Class Shares          $158      $785     $1,437    $3,189
PROPOSED NESTEGG DOW JONES
   2010 FUND
Institutional Class Shares    $ 97      $416     $  758    $1,723



Set forth below is performance information for the NestEgg Capital Preservation Fund. The Chart shows how the Fund's total return (not including any deduction for sales charges) has varied from year to year. The table shows average total return for the Fund over time for each class of shares compared to a broad based market index. The bar chart gives you an indication of the risks of investing in the Fund, including the fact that you could incur a loss and experience volatility of returns year to year. Past performance does not indicate future results. The Acquiring Fund has not yet commenced operations.



PERFORMANCE BAR CHART AND TABLE
YEAR-BY-YEAR TOTAL RETURNS(1)



[Bar Graph in %]



                  Service Class         Premium Class
2000                  4.11%                  3.34%
2001                  3.09%                  2.32%
2002                 -2.22%                 -3.01%
2003                 11.57%                 11.01%
2004                  6.10%                  5.42%
2005                  2.97%                  2.56%

Service Class
  Best quarter:     6.55%   Q2   '03
  Worst quarter:   -4.37%   Q3   '02

Premium Class
  Best quarter:     6.33%   Q2   '03
  Worst quarter:   -1.56%   Q2   '04

----------


(1) These figures are as of December 31 of each year. They do not reflect sales charges and would be lower if they did. The Fund's after-tax returns shown below are calculated using the historical highest individual federal marginal income tax rates, and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

                                                                  AVERAGE ANNUAL TOTAL RETURNS
                                                       -------------------------------------------------
                                                         ONE YEAR ENDED     FIVE YEARS ENDED     SINCE
                                        INCEPTION      DECEMBER 31, 2005   DECEMBER 31, 2005   INCEPTION
                                     ---------------   -----------------   -----------------   ---------
SERVICE CLASS (1)                    January 4, 1999      2.97%               4.20%               4.20%
Return Before Taxes
Return after taxes on Distribution                        1.45%               3.03%               2.99%
Return after taxes on distribution                        2.77%               3.01%               2.91%
   and sale of shares
PREMIUM CLASS (1)                    January 4, 1999
Return Before Taxes                                       1.00%               3.25%               3.29%
Return after taxes on Distribution                        0.29%               2.18%               2.09%
Return after taxes on distribution
   and sale of shares                                     1.47%               2.25%               2.17%
Lehman Brothers                      January 4, 1999
   Aggregate Bond Index                                   2.43%               5.87%               5.69%
Lipper Flexible Portfolio
   Fund Index                                             6.34%               2.54%               3.09%


(1) These figures reflect deduction of sales charges. After-tax returns are calculated using historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from hose shown. After-tax returns shown are not relevant to investors who hold Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

COMPARISON OF INVESTMENT OBJECTIVES, PRINCIPAL INVESTMENT STRATEGIES AND
POLICIES


The American Independence NestEgg Capital Preservation Fund and its corresponding Acquiring Fund will pursue the same investment objectives, utilize substantially similar principal investment strategies to pursue their investment objective and hold substantially similar securities. American Independence Financial Services, LLC will be the new advisor to the Acquiring Fund. For more information regarding the differences between principal investments, investment process and risks of the American Independence NestEgg Funds and the Dow Jones U.S. Target Date Funds see Appendix B "PRINCIPAL INVESTMENTS, INVESTMENT PROCESS AND RISKS OF THE NESTEGG DOW JONES U.S. TARGET DATE FUNDS AND THE AMERICAN INDEPENDENCE NESTEGG FUNDS.

The following is a summary of more complete information appearing later in this Proxy Statement/Prospectus or incorporated herein. You should read carefully the entire Proxy Statement/Prospectus, including the form of Agreement and Plan of Reorganization attached as EXHIBIT A-1, because it contains details that are not in the summary

In the table below, if a row extends across the entire table, the policy disclosed applies to both your American Independence Fund and the Arrivato Fund.


                                         American Independence NestEgg
                                           Capital Preservation Fund                                 Acquiring Fund
                              --------------------------------------------------   -------------------------------------------------
Business                      A diversified series of American Independence        A diversified series of the Dow Jones Funds, an
                              Funds, an open-end management investment company     open-end management investment company organized
                              organized as a Delaware business trust.              as a Delaware business trust.

Net assets as of December     $6.0 million                                         The Arrivato Dow Jones U.S. 2010 Fund is
31, 2005                                                                           newly created and does not intend to commence
                                                                                   operations until the Reorganization occurs.

Investment advisers and       Investment Adviser: IFSI                             Investment Adviser: Arrivato
portfolio managers
                              Portfolio Manager and Subadviser to the Fund:        Portfolio Manager to the Fund:

                              Thomas S. Gangel, President of IFSI, is              Jared Goldstrom, Vice President and Portfolio
                              responsible for the investment management            Manager. Mr. Goldstrom joined Arrivato Advisors
                              oversight for IFSI in its role as adviser to the     in May of 2005. Before joining Arrivato, Mr.
                              NestEgg Funds. Mr. Gangel has over 16 years of       Goldstrom was Head Trader of a private investment
                              experience in the investment and trust industry,     fund based out of New York. Prior to that he was
                              including the development of equity and fixed        Head Managing Trader at E*Trade Professional, the
                              income investment services and individual            trading division of E*Trade Securities. Mr.
                              portfolio and relationship management. IFSI          Goldstrom graduated from Emory University with a
                              discharges its responsibilities subject to the       B.A. in Economics. Mr. Goldstrom is a member of
                              supervision of, and policies set by, the Trustees    the Securities Trader Association and also holds
                              of the Trust. Prior to his employment with INTRUST   the Chartered Portfolio Management certification.
                              Bank N.A. in 1997.

                                         American Independence NestEgg
                                           Capital Preservation Fund                                 Acquiring Fund
                              --------------------------------------------------   -------------------------------------------------
                              The Sub-Investment Adviser:

                              La Jolla Economics, 7608 La Jolla Boulevard, La
                              Jolla, CA is a registered investment adviser and, since 1997, has provided investment management, advisory, administrative and asset management consulting to institutional and corporate investors.

Investment objective          The Fund is managed for investors planning to        The Fund's fundamental strategy is to seek to
                              retire (or begin to withdraw substantial portions    track the overall performance of the Dow Jones
                              of their investment) in the near future.             U.S. Target Date 2010 Index, before operating
                                                                                   expenses. The Fund seeks to provide capital
                                                                                   appreciation and current income consistent with
                                                                                   its current asset allocation.

                                                                                   The Fund's fundamental strategy may only be
                                                                                   changed by a vote of a majority of the
                                                                                   outstanding shares

Primary investments           The Fund may invest in underlying funds              Under normal circumstances, the Fund intend to
                              representing all the following widely recognized     invest at least 80% of its assets, determined at
                              asset classes:                                       the time of purchase, in securities included in
                                                                                   the Dow Jones U.S. Target Date 2010 Indexes and
                              -    money market instruments                        in derivative instruments, such as futures
                                                                                   contracts and options, that provide exposure to
                              -    bonds, such as US government bonds, bonds       the stocks of companies in the Dow Jones U.S.
                                   issued by corporations, mortgage-backed         Target Date Indexes.
                                   securities and foreign bonds form four
                                   separate sub-categories of bond investments

                              -    stocks of the largest US companies              The Fund may invest in

                              -    stocks of all other publicly traded US          -    common stocks of companies traded on major
                                   corporations                                         U.S. stock exchanges,

                              -    stocks that trade outside the United States     -    fixed income securities included in the
                                                                                        Lehman Government, Corporate, and Mortgage
                              -    mortgage related securities                          Bond Indexes

                              Types of Underlying Funds                            -    Short term Money Market securities

                              EQUITY INDEX FUNDS: Equity ETFs:                     -    Exchange-traded funds that provide exposure
                                                                                        to one or more Dow Jones U.S. Style Indexes,
                              -    Vanguard Institutional Index IShares                 the Lehman U.S. Bond index, or derivatives
                                                                                        that serve this same
                              -    S&P 500 Index Vanguard Value Index IShares

                              -    S&P 500 Growth Index Vanguard Growth Index
                                   IShares

                              -    S&P 400 Value Index Vanguard MidCap Index
                                   Fund IShares

                              -    S&P 400 Growth Index Vanguard Small Cap Index
                                   Fund IShares

                                         American Independence NestEgg
                                           Capital Preservation Fund                                 Acquiring Fund
                              --------------------------------------------------   -------------------------------------------------
                              -    Russell 2000 Index Vanguard Small Cap Value     purpose such as options and futures.
                                   Index Fund IShares

                              -    Russell 2000 Value Index Vanguard Small Cap
                                   Growth Index IShares

                              -    Russell 2000 Growth Index IShares

                              BOND INDEX FUNDs:

                              -    Vanguard Total Bond Market Fund

Investment strategies         The NestEgg Capital Preservation Fund, like the      The Fund's fundamental strategy is to seek to
                              other NestEgg Funds, pursues a common strategy of    track the overall performance of the Dow Jones
                              allocating and reallocating investments among        U.S. Target Date 2010 Index, before operating
                              underlying mutual funds representing stocks, bonds   expenses.
                              and money market instruments.
                                                                                   The Fund may use statistical sampling techniques
                              Many of the underlying mutual funds invest, either   in seeking to track the performance of the 2010
                              directly or indirectly, in stocks, bonds or other    Index. The Fund intends to adjust its holdings to
                              securities with the goal of matching a specific      reflect any changes arising from changes in the
                              stock or bond index and are commonly known as        composition of the 2010 Index.
                              index funds and ETFs. Most of the indexes
                              underlying the stock funds are well-known            As of June 30, 2005, the allocation of the 2010
                              broad-based market indexes, such as the S&P 500      Index was 17.9% equally divided among the six Dow
                              Index of large company stock. Other indexes of the   Jones U.S. Style Indexes, 75.2% equally divided
                              underlying stock funds representing a smaller        among three U.S. bond indexes and 6.9% in one
                              portion of the Fund's investments reflect a          cash index. The Fund's asset allocation will
                              particular market segment and include foreign        become more conservative over time by decreasing
                              securities, emerging market securities and           equity exposure as the Fund approaches its target
                              depositary receipts. The indexes underlying the      date.
                              bond funds consist of intermediate and long-term
                              bonds, including investment grade bonds that have    The assets of the Dow Jones U.S. 2010 Fund will
                              been rated within the four highest rating            be rebalanced monthly. Although major changes
                              categories by a nationally recognized statistical    tend to be rare, the Fund's fundamental strategy
                              rating organization such as S&P or Moody's,          can only be changed by a vote of the majority of
                              corporate debt and government obligations (which     the Fund's outstanding shares.
                              include mortgage-backed securities). The Fund also
                              may invest in money market funds.                    The Fund allocates at least 4% of its assets to
                                                                                   each of the major asset classes (stocks, bonds,
                              In allocating among the type of underlying mutual    and cash) - The Fund intends to remain fully
                              funds for the Fund, IFSI uses investment research    invested at all times, and does not intend to
                              provided by the Sub-Adviser that identifies and      make more defensive investments in adverse market
                              analyzes major market trends on an                   conditions

                                                                                   DEFINITION OF THE DOW JONES U.S.

                                         American Independence NestEgg
                                           Capital Preservation Fund                                 Acquiring Fund
                              --------------------------------------------------   -------------------------------------------------
                              ongoing basis to arrive at a strategy involving      STYLE INDEXES a series of six unmanaged indexes
                              those asset classes, countries, sectors and styles   representing the six main categories of stocks
                              of investing the Adviser believes appropriate to     within the U.S. stock market. The six indexes,
                              the Fund. If the reorganization is approved, the     and the approximate number of companies in each
                              Acquiring Fund will not retain the existing          index, are:
                              Sub-Adviser, La Jolla Economics.
                                                                                   -    Large Growth Index (100 companies)

                                                                                   -    Large Value Index (125 companies)

                                                                                   -    Mid Growth Index (200 companies)

                                                                                   -    Mid Value Index (250 companies)

                                                                                   -    Small Growth Index (300 companies)

                                                                                   -    Small Value Index (350 companies)

                                                                                   The large, mid and small indexes include only
                                                                                   companies with these respective sizes. Dow Jones
                                                                                   defines large-cap as those companies that make up
                                                                                   70% of what it considers to be the total
                                                                                   float-adjusted market capitalization; mid-cap is
                                                                                   the next 20%; and small-cap is the next 5%. (The
                                                                                   companies in the smallest 5% are considered
                                                                                   micro-cap and are eliminated due to their low
                                                                                   liquidity.) Currently, Dow Jones reviews the
                                                                                   composition of the Dow Jones U.S. Style Indexes
                                                                                   twice a year, in March and September. The equity
                                                                                   portion of each Dow Jones U.S. Target Date Index
                                                                                   is made up of one-third large cap, one-third
                                                                                   mid-cap and one-third small-cap and is equally
                                                                                   divided between growth and value.

                                                                                   The growth and value indexes include only
                                                                                   companies with these respective stock
                                                                                   characteristics. The indexes use a methodology
                                                                                   that is designed to exclude most companies that
                                                                                   cannot be clearly classified as either growth or
                                                                                   value, as well as companies that are very small
                                                                                   and thinly traded.

                                                                                   Although the Adviser does not

                              American Independence NestEgg Capital Preservation
                                                     Fund                                            Acquiring Fund
                              --------------------------------------------------   -------------------------------------------------
                                                                                   currently intend to do so, at some time in the
                                                                                   future, the Fund may also seek to achieve its
                                                                                   objective by investing in a set of underlying
                                                                                   Master Portfolios each representing various asset
                                                                                   classes and sectors which are representative of
                                                                                   the sub-indexes which comprise the Dow Jones U.S.
                                                                                   Target Date Indexes. If the Fund was to do this,
                                                                                   it would bear a portion of the underlying
                                                                                   portfolio's expenses. Shareholders would be
                                                                                   notified in advance in the event the Fund was to
                                                                                   achieve its objective by investing through master
                                                                                   portfolios.

Target Allocation             Set forth below is a chart showing each Fund's       Set forth below is a chart showing each Fund's
                              target allocation range for the asset class          target allocation range for the asset class
                              represented by underlying index funds and ETFs.      represented by underlying Dow Jones Style
                                                                                   Indexes.

                              Equity Index Funds or ETFs 20-40%                    Equity Indexes-17.9%
                              Bond Index Funds or ETFs 50-80%                      Bond Indexes-75.2%
                              Money Market Funds 0-10%                             Cash Index-6.8%

Diversification               Each Fund is diversified for the purpose of the Investment Company Act and is subject to diversification requirements under the Internal Revenue Code of 1986, as amended (the "Code").

Restricted and illiquid       The Fund may not invest more than 15% of its net assets in illiquid securities.
securities

Borrowing                     The Fund may not borrow money or issue senior        The Fund may not borrow money or issue senior
                              securities, except to the extent permitted under     securities, except that the each Fund may borrow
                              the 1940 Act, including the rules, regulations and   from banks and enter into reverse repurchase
                              any orders obtained thereunder.                      agreements for temporary purposes and then in
                                                                                   amounts not in excess of 10% of the value of its
                                                                                   total assets at the time of such borrowing; or
                                                                                   pledge any assets except in connection with any
                                                                                   such borrowing and in amounts not in excess of
                                                                                   the lesser of the dollar amounts borrowed or 10%
                                                                                   of the value of its total assets at the time of
                                                                                   such borrowing.

                              American Independence NestEgg Capital Preservation
                                                     Fund                                            Acquiring Fund
                              --------------------------------------------------   -------------------------------------------------
Lending                       The Fund may not make loans to other parties,        The Fund may not make loans, except that the each
                              except to the extent permitted under the 1940 Act,   Fund may (a) purchase and hold debt instruments
                              including the rules, regulations and any orders      in accordance with its investment objective and
                              obtained thereunder. For the purposes of this        policies; (b) enter into repurchase agreements
                              limitation, entering into repurchase agreements,     with respect to portfolio securities; and (c)
                              lending securities and acquiring any debt            lend portfolio securities against collateral
                              securities are not deemed to be the making of        consisting of cash or securities which is
                              loans.                                               consistent with the Fund's permitted investments
                                                                                   and is equal at all times to at least 100% of the
                                                                                   value of the securities loaned.

Derivative Instruments        The Funds may purchase certain "derivative" instruments as described below under various headings.
                              Derivative instruments are instruments that derive value from the performance of underlying assets, interest or currency exchange rates or indices, and include, but are not limited to, participation certificates, custodial receipts, futures contracts, options, forward foreign currency contracts, interest rate swaps and structured debt obligations (including collateralized mortgage obligations and other types of mortgage-related securities, "stripped" securities and various floating rate instruments).

Other investment policies     As described above, the Funds have substantially similar principal investment strategies and policies.
and restrictions              Certain of the non-principal investment policies and restrictions are different. For a more complete discussion of each Fund's other investment policies and fundamental and non-fundamental investment restrictions, see the SAI.

                                                BUYING, SELLING AND EXCHANGING SHARES

Sales Charges and Rule        Premium shares are offered with an initial sales     Institutional Class shares are offered without
12b-1 Fees                    charge of 1.50% of the offering price which is       sales charges, CDSCs or distribution and other
                              waived under certain circumstances.                  12b-1 fees. Class I shares redeemed within 60
                                                                                   days of purchase are charged a redemption fee of
                                                                                   2.00% of the amount redeemed.

                              Premium shares are subject to a 12b-1 fee of [up to] 0.75% of average daily net assets. Premium shares are also subject to a service organization fee of 0.25%. However, BISYS has contractually agreed to waive 0.20% of the 12b-1 fee at least until March 1, 2006. Further reductions to the annual operating fees for Premium Class shareholders are offered at least until March 1, 2006. See "Management and Other Fees"

                              American Independence NestEgg Capital Preservation
                                                     Fund                                            Acquiring Fund
                              --------------------------------------------------   -------------------------------------------------
                              below.

                              Service shares are offered without a sales charge.
                              Service shares are subject to a 12b-1 distribution fee of up to 0.25% of average daily net assets.
                              Service shares are also subject to a service organization fee of 0.25%. However, BISYS has contractually agreed to waive 0.20% of the 12b-1 fee at least until March 1, 2006. Further reductions to the annual operating fees for Service shareholders are also offered at least until March 1, 2006. See "Management and Other
                              Fees" below.

Management and Other Fees     An annual management fee of 0.70% of the average     The Fund pays Arrivato a management fee at an
                              daily net assets of the NestEgg Capital              annual rate of 0.60% of the Fund's average daily
                              Preservation Fund is attributable to investors in    net assets.
                              Premium and Service shares.

                              At least until March 1, 2006, the total annual       The total operating expenses of the Fund are
                              operating fees for the Nest Egg Capital              being limited to 0.95% for Institutional Class
                              Preservation Fund are being capped at 1.55% for      shares until 3/1/09 after giving effect to
                              Premium shareholders and 1.00% for Service           expense reductions approved by Arrivato. The
                              shareholders. Prior giving effect to the fee cap,    fund has not yet commenced operations. Prior to
                              expenses excluding management, the 12b-1 fee and     giving effect to the expense reductions,
                              the service organization fee were 1.00% Premium      expenses excluding the management fee would have
                              shares 0.99% for Service shares; total Fund          been .88% for Institutional Class shares and
                              operating expenses were 2.97% and 2.47% for          total annual Fund operating expenses would have
                              Premium and Service shares, respectively.            been 1.48% for Institutional Class shares.


Buying Shares                 Investors in Premium and Service shares may          Purchases of Institutional Class shares may only
                              establish non-retirement accounts with a minimum     be made by (i) trusts or investment management
                              initial investment of $1000 and retirement           and other fiduciary accounts managed or
                              accounts with a minimum initial investment of        administered by Arrivato or its affiliates or
                              $250, which may be waived by the Fund in certain     correspondents pursuant to a written agreement,
                              circumstances. Subsequent investments are subject    (ii) persons who are purchasing shares with the
                              to a $50 minimum, which also may be waived by the    proceeds of a distribution from a trust,
                              Fund in certain circumstances.                       investment management and other

                              American Independence NestEgg Capital Preservation
                                                     Fund                                            Acquiring Fund
                              --------------------------------------------------   -------------------------------------------------
                              Investors may purchase shares directly in the Fund   fiduciary account managed or administered by
                              by mail, overnight service, electronic or wire       Arrivato or its affiliates or correspondents,
                              transfer or through enrollment in the automatic      pursuant to a written agreement, and (iii) other
                              investment plan. If you are investing through a      persons or organizations authorized by the
                              financial advisor, your financial advisor will       Distributor. The minimum investment amount is
                              give you instructions on how to purchase shares in   $5,000,000, which may be waived by the Fund if it
                              the Fund.                                            considers it in the best interest of the Fund and
                                                                                   its shareholders. Institutional Class shares may
                                                                                   be purchased directly, through the Distributor or
                                                                                   through banks, brokers and other investment
                                                                                   representatives. If you are investing directly,
                                                                                   you may obtain an application to open an account
                                                                                   with the Fund online or by telephone. Initial
                                                                                   purchases may be made by mail, express delivery,
                                                                                   wire or through the Fund's automatic investment
                                                                                   plan. Subsequent purchases may be made by mail,
                                                                                   express delivery, wire, automatic investment plan
                                                                                   or, in certain circumstances, by telephone. If
                                                                                   you are investing through a financial advisor,
                                                                                   your financial advisor will give you instructions
                                                                                   on how to purchase shares in the Fund.

Exchanging Shares             Subject to minimum investment requirements,          Investors in the Fund's Institutional Class
                              investors in the Nest Egg Capital Preservation       shares may exchange their shares for the same
                              Fund may exchange their shares for the same class    Institutional Class shares in any other American
                              of shares in any other Nest Egg Fund or the Money    Independence Fund. The Fund's overall exchange
                              Market Fund. The overall exchange privilege is       privilege is subject to change on 60 days' notice
                              subject to change on 60 days' notice. To prevent     if the change is material. Additionally, the Fund
                              disruption in the management of funds managed by     will suspend, limit or terminate the exchange
                              IFSI, the Nest Egg Capital Preservation Fund may     privilege of any shareholder who makes more than
                              refuse any purchase or exchange request if           12 exchanges in a calendar year or otherwise
                              management determines that such request would        demonstrates what the Fund believes to be a
                              adversely affect the net asset value of the Nest     pattern of "market timing."
                              Egg Capital Preservation Fund. The management of
                              the Nest Egg Capital Preservation                    Exchanges may be made by fax, mail, express
                                                                                   delivery, telephone, or

                              American Independence NestEgg Capital Preservation
                                                     Fund                                            Acquiring Fund
                              --------------------------------------------------   -------------------------------------------------
                              Fund reserves the right to limit activity to five    by enrolling in the systematic withdrawal plan.
                              exchanges within a one year period with no more      There is a $25 minimum on exchanging fund shares.
                              than three exchanges in a calendar quarter. This
                              policy has been adopted in part to counter "market
                              timing" strategies. If you intend to engage in
                              market timing, do not invest in Nest Egg Capital
                              Preservation Fund shares.

                              Exchanges of Nest Egg Capital Preservation Fund shares may be made in writing or by telephone.

Selling Shares                Sales of Nest Egg Capital Preservation Fund Shares   Some sell orders, including those for more than
                              may be made by telephone, mail, overnight service,   $100,000, must be placed in writing with a
                              electronically or by requesting wire transfer or     signature guarantee. If you are investing
                              through the systematic withdrawal plan. Shares of    directly, sales of Fund shares may be effected by
                              the Fund are sold at the net asset value per share   fax, mail, express delivery, telephone (via wire
                              next calculated after the Fund receives your         or ACH transfer with a minimum sell order of
                              request to sell in good order. Redemptions may       $1,000) or through the systematic withdrawal
                              also be effected through financial intermediaries    plan. A request received before the
                              in certain instances.                                close of regular trading on the New York Stock
                                                                                   Exchange (generally 4 p.m. Eastern Time) that has
                                                                                   been determined to be in "good order" will be
                                                                                   processed at that day's NAV plus any applicable
                                                                                   sales charge or redemption fee. If you are
                                                                                   investing through a financial advisor, your
                                                                                   advisor will give you instructions on how to sell
                                                                                   your shares.


COMPARISON OF PRINCIPAL RISKS OF INVESTING IN THE FUNDS




Because each Fund has substantially similar investment objectives, investment policies and strategies, the Funds are subject to the same principal risks. You could lose money on your investment or not make as much as if you invested elsewhere.

STOCK MARKET RISK

Stock prices change daily, and may rise or fall in response to business, political, or economic news. Declines in the market may occur rapidly or slowly, and may be short- or long-lived. The Funds' share prices change with the value of the Funds' securities, and when you sell shares they may be worth more or less than what you paid for them.

STYLE RISK

Growth stocks and value stocks tend to perform differently in different markets. Because the Funds invests in both types of stocks, their performance may lag whichever category performs best during a given period.

MID- AND SMALL-CAP RISK

Because midsized and small companies tend to have limited business lines, financial resources, and competitive advantages compared to larger companies, their stock prices tend to fluctuate more than those of larger companies, and may move in a different direction than the broader market. Shares of small companies in particular may be thinly traded, making them potentially less easy to buy or sell at a desired time or price. Rising interest rates and changes in key personnel may hurt small businesses more than large ones.

DERIVATIVES RISK

Derivatives, including futures and options, could produce losses that are substantially greater than the amount invested. Derivatives could also add to the fund's expenses or eliminate some opportunities for gains. With some derivatives, there is also a risk that the Funds could lose money if the counterparty to the derivative fails to honor its contractual obligation.

INTEREST RATE RISK

When interest rates rise, market prices of bonds generally fall, which could hurt the total return of the Fund's bond allocation. Debt and money market securities have varying levels of sensitivity to changes in interest rates. In general, the price of a debt or money market security can fall when interest rates rise and can rise when interest rates fall. Securities with longer maturities, mortgage securities, and the securities of issuers in the financial services sector can be more sensitive to interest rate changes. In other words, the longer the maturity of a security, the greater the impact a change in interest rates could have on the security's price. In addition, short-term and long-term interest rates do not necessarily move in the same amount or the same direction. Short-term securities tend to react to changes in short-term interest rates, and long-term securities tend to react to changes in long-term interest rates.

PREPAYMENT RISK

Many types of debt securities, including mortgage securities, are subject to prepayment risk. Prepayment occurs when the issuer of a security can repay principal prior to the security's maturity. Securities subject to prepayment can offer less potential for gains during a declining interest rate environment and similar or greater potential for loss in a rising interest rate environment. In addition, the potential impact of prepayment features on the price of a debt security can be difficult to predict and result in greater volatility. This risk could affect the total return of the Fund's bond allocation.

CREDIT RISK

The Fund's bond allocation could perform poorly if the credit quality of its bonds declines, or if a bond goes into default. Hard economic times, corporate malfeasance, and incorrect assessment of risks are among the types of factors that could cause a decline in credit quality.

An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

INVESTMENT COMPANIES


By investing in shares of investment companies each American Independence NestEgg Fund indirectly pays a portion of the operating, management and other expenses of each investment company. Therefore, you may indirectly pay higher total operating expenses and other costs than you might pay by owning the underlying mutual funds. Because the Funds may invest in open-end funds, you may receive more taxable capital gains distribution than would be the case if you invested directly in the underlying mutual fund.


INDEX RISK

In addition to the risks above, the Dow Jones U.S. Target Date Funds are also subject to Index Risk. Because the Funds use an indexing strategy, your money remains fully exposed to market conditions (as measured by the index) during market declines. In addition, the Fund could underperform the Target Date Index over the short or long term. Reasons for this include the effects of Fund expenses and transaction costs; differences between the stocks and bonds (and their weightings) in the Target Date Index and in the Fund's portfolio; and the timing and magnitude of shareholder transactions in fund shares.


RISK DIFFERENCES AMONG THE FUNDS

The NestEgg Capital Preservation and the NestEgg 2010 Funds (and the corresponding Dow Jones U.S. 2010 and 2015 Funds) are currently subject to the highest levels of Bond Investment Risk, Credit Risk and Interest Rate Risk and lowest levels of Stock Investment Risk and Foreign Investment Risk of all of the Funds although they are not free of Stock Investment Risk altogether. The NestEgg 2020 Fund (and the corresponding Dow Jones U.S. 2020 Fund) is currently subject to a significant level of Bond Investment Risk, Credit Risk and Interest Rate Risk, but less than the NestEgg Capital Preservation and NestEgg 2010 Funds (and the corresponding Dow Jones U.S. 2010 and 2015 Funds). Likewise, the NestEgg 2020 Fund (and the Dow Jones U.S. 2020 Fund) is currently subject to a significant level of Stock Investment Risk and Foreign Investment Risk but less than the NestEgg 2030 and 2040 Funds (and the corresponding Dow Jones U.S. 2020 and 2030 Funds). The NestEgg 2030 and the NestEgg 2040 Funds (and the corresponding Dow Jones U.S. 2030 and 2040 Funds) currently have the highest levels of Stock Investment Risk and Foreign Investment Risk and the lowest levels of Bond Investment Risk, Credit Risk and Interest Rate Risk, although they are not free of Bond Investment Risk, Credit Risk and Interest Rate Risk altogether.

REASONS FOR THE REORGANIZATION.

     The Trustees of the American Independence Funds believe that the proposed Reorganization is in the best interests of the Fund and the shareholders. The Trustees considered the following matters, among others, in approving the proposal.

     First, IFSI, the investment adviser to the Fund, informed the Trustees that it does not intend to continue to provide investment advisory services to the American Independence Funds. Consequently, a change in your American Independence Fund's investment adviser is necessary.

     Second, the Trustees reviewed with Arrivato the investment objective, investment policies and strategy and past performance of the Dow Jones U.S. Target Date Indexes and the Trustees concluded that the Fund and the shareholders would benefit by implementing the strategy of the Dow Jones U.S. Target Date Funds.

     Third, the Institutional Class shares received in the Reorganization will provide Fund shareholders with exposure to a substantially similar investment product as they currently have with a lower expense ratio. Arrivato has agreed to limit the expense ratio of the Fund for a three year period.

     Fourth, the transaction is structured to qualify as a tax-free reorganization under Section 368(a) of the Internal Revenue Code of 1986 and therefore will not be treated as a taxable sale of your American Independence shares.

     Arrivato and INTRUST will pay all costs of the Reorganization, including legal costs and the costs of preparing and printing the American Independence Funds' proxy statements and solicitation.

     The Board of Trustees of the Arrivato Fund also considered that the Reorganization presents an excellent opportunity for the Arrivato Fund to acquire investment assets without the obligation to pay commissions or other transaction costs that a fund normally incurs when purchasing securities. This opportunity provides an economic benefit to the Arrivato Fund and its shareholders.

                     TRUSTEES' EVALUATION AND RECOMMENDATION

     For the reasons described above, the Trustees, including the Independent Trustees, approved the Reorganization. In particular, the Trustees determined that the Reorganization is in the best interests of your Fund. Similarly, the Board of Trustees of the Arrivato Fund, including its Independent Trustees, approved the Reorganization. They also determined that the Reorganization is in the best interests of the Arrivato Fund.

                                  PROPOSAL 1(G)
           COMPARISON OF THE AMERICAN INDEPENDENCE NESTEGG 2010 FUND
                                       TO
                        NESTEGG DOW JONES U.S. 2015 FUND


THE AMERICAN INDEPENDENCE NESTEGG 2010 FUND and its corresponding Acquiring Fund will pursue the same investment objectives, utilize substantially similar principal investment strategies to pursue their investment objectives, and hold substantially similar securities. American Independence Financial Services, LLC will be the new advisor to the Acquiring Fund.

For more information regarding the differences between principal investments, investment process and risks of the American Independence NestEgg Funds and the Arrivato Target Date Funds see Appendix B "PRINCIPAL INVESTMENTS, INVESTMENT PROCESS AND RISKS OF THE DOW JONES U.S. TARGET DATE FUNDS AND THE AMERICAN INDEPENDENCE NESTEGG FUNDS".

COMPARISON OF CURRENT FEES AND EXPENSES

The following chart shows current operating expense ratios for the NestEgg 2010 Fund and fees paid by existing shareholders if the reorganization is approved. Ratios are shown at three levels:

a) Gross expenses are the total operating expenses of a fund, and represent what a shareholder could potentially pay if waiver and expense reimbursements were not in place;

b) Net expenses are those expenses that a shareholder can expect to actually pay, after an adviser or other service provider has waived fees and/or reimbursed expenses; and

c) The contractual expense limitation is the ratio at which a fund's adviser has contractually agreed to maintain the expenses a shareholder will pay.


    AMERICAN INDEPENDENCE/                            GROSS OPERATING   NET OPERATING      CONTRACTUAL
           NEW FUND                 SHARE CLASS        EXPENSE RATIO    FUND EXPENSES   EXPENSE CAP RATIO
    ----------------------      -------------------   ---------------   -------------   -----------------
American Independence NestEgg
   2010 Fund                    Service                    1.86%            1.00%             1.00%
American Independence NestEgg
   2010 Fund                    Premium                    2.37%            1.55%             1.55%
New NestEgg Dow Jones U.S.
   2015 Fund                    Institutional Class        1.17%            0.95%             0.95%


----------


(1) The expense ratios for the NestEgg 2010 Fund are based on the actual expenses for the Fund's most recent fiscal year ended October 31, 2005. The ratios for the Acquiring Funds are based on estimates for the current fiscal year ending October 31, 2006.



(2) The new Fund will feature an Institutional Class of shares which will have Expense Ratios which shall be capped as a percentage of net assets (pursuant to an agreement which shall run a minimum of three years until March 1, 2009).



In the Reorganization, the Acquiring Fund will have a lower contractual expense cap than the corresponding the Fund. The Acquiring Fund's Adviser has contractually committed to maintain the shown contractual expense cap for the Institutional Class of shares until March 1, 2009.

                        SHAREHOLDER TRANSACTION EXPENSES


                                                          AMERICAN
                                                        INDEPENDENCE      AMERICAN INDEPENDENCE    PROPOSED NESTEGG DOW
                                                        NESTEGG 2010        NESTEGG 2010 FUND      JONES U.S. 2015 FUND
             FEES PAID BY YOU DIRECTLY               FUND SERVICE CLASS       PREMIUM CLASS        INSTITUTIONAL CLASS(1)
             -------------------------               ------------------   ---------------------   -----------------------
Maximum Sales Charge Load) imposed on Purchases
   (as a percentage of offering price.............          None                  1.50%                    None
ANNUAL FUND OPERATING EXPENSES (FEES PAID FROM
   FUND ASSETS)...................................
MANAGEMENT FEE....................................          0.70%                 0.70%                    0.60%
Distribution (12b-1) fee..........................          0.25%                 0.75%                    None
Other expenses....................................          0.82%                 0.83%                    0.57%
Total Fund Operating Expenses.....................          1.86%                 2.37%                    1.17%
Fee Waiver/Expense Reimbursement..................          0.86%                 0.82%                    0.22%
Net Expenses......................................          1.00%                 1.55%                    0.95%



(1) The expenses are based on estimated pro forma annual expenses. Future expenses may be greater or less.



The hypothetical example below helps you compare the cost of investing in each Fund. It assumes that: (a) you invest $10,000 in each Fund for the time periods shown, (b) you reinvest all dividends and distributions, (c) your investment has a 5% return each year, and (d) redemption at the end of each period and (e) the Fund's gross operating expenses remain the same, except the expiration of the of the contractual fee waivers on October 31, 2006. The examples are for comparison purposes only and are not a representation of either Fund's actual expenses or returns, either past or future.



                                       1 YEAR   3 YEARS   5 YEARS   10 YEARS
                                       ------   -------   -------   --------
AMERICAN INDEPENDENCE
NESTEGG 2010 FUND
Service Class Shares                    $250      $644     $1,062    $2,228
Premium Class Shares                    $158      $659     $1,187    $2,634
ACQUIRING NESTEGG DOW JONES 2015 FUND
Institutional Class Shares              $ 97      $350     $  622    $1,401



Set forth below is performance information for the American independence Capital Preservation Fund. The Chart shows how the Fund's total return (not including any deduction for sales charges) has varied from year to year. The table shows average total return for the Fund over time for each class of shares compared to a broad based market index. The bar chart gives you an indication of the risks of investing in the Fund, including the fact that you could incur a loss and experience volatility of returns year to year. Past performance does not indicate future results. The Acquiring Fund has not yet commenced operations.



PERFORMANCE BAR CHART AND TABLE
YEAR-BY-YEAR TOTAL RETURNS(1)



[Bar graph in %]




               SERVICE CLASS          PREMIUM CLASS
               -------------          -------------
2000              0.42%                  -0.33%
2001             -1.31%                  -2.04%
2002             -7.83%                  -8.47%
2003             14.43%                  13.89%

2004   7.20%   6.49%
2005   3.36%   2.89%

Service Class
Best quarter:     8.36%   Q2   '03
Worst quarter:   -8.46%   Q3   '02

Premium Class
Best quarter:     8.13%   Q2   '03
Worst quarter:   -1.50%   Q1   '03

----------


(1) These figures are as of December 31 of each year. They do not reflect sales charges and would be lower if they did. The Fund's after-tax returns shown below are calculated using the historical highest individual federal marginal income tax rates, and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.



Set forth below is performance information for the Fund. The Chart shows how the Fund's total return (not including any deduction for sales charges) has varied from year to year. The table shows average total return for the Fund over time for each class of shares compared to a broad based market index. The bar chart gives you an indication of the risks of investing in the Fund, including the fact that you could incur a loss and experience volatility of returns year to year. Past performance does not indicate future results. The Acquiring Fund has not yet commenced operations.



                                                            AVERAGE ANNUAL TOTAL RETURNS
                                                       -------------------------------------
                                                         ONE YEAR ENDED     FIVE YEARS ENDED
                                        INCEPTION      DECEMBER 31, 2005   DECEMBER 31, 2005   SINCE INCEPTION
                                     ---------------   -----------------   -----------------   ---------------
SERVICE CLASS(1)                     January 4, 1999
Return Before Taxes                                    3.36%               2.89%               3.36%
Return after taxes on Distribution                     2.25%               2.03%               2.42%
Return after taxes on distribution
   and sale of shares                                  2.75%               1.99%               2.34%

PREMIUM CLASS (1)                    January 4, 1999
Return Before Taxes                                    1.35%               1.95%               2.47%
Return after taxes on Distribution                     0.43%               1.19%               1.61%
Return after taxes on distribution
   and sale of shares                                  1.42%               1.24%               1.62%
Lehman Brothers Aggregate
   Bond Index                                          2.43%               5.87%               5.69%
Lipper Flexible Portfolio Fund                         6.34%               2.54%               3.09%
Wilshire 5000 Index                                    6.25%               3.48%               0.81%
Morgan Stanley Capital
   International Europe
   Australasia and Far East
   (MSCI EAFE) Index                                  14.02%               4.94%               4.86%


(1) These figures reflect deduction of sales charges. After-tax returns are calculated using historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from hose shown. After-tax returns shown are not relevant to investors who hold Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

COMPARISON OF INVESTMENT OBJECTIVES, PRINCIPAL INVESTMENT STRATEGIES AND
POLICIES

The American Independence NestEgg 2010 Fund and its corresponding Acquiring Fund will pursue the same investment objectives, utilize substantially similar principal investment strategies to pursue their investment objective and hold substantially similar securities. American Independence Financial Services, LLC will be the new advisor to the Acquiring Fund. For more information regarding the differences between principal investments, investment process and risks of the American Independence NestEgg Funds and the Dow Jones U.S. Target Date Funds see Appendix B "PRINCIPAL INVESTMENTS, INVESTMENT PROCESS AND RISKS OF THE DOW JONES U.S. TARGET DATE FUNDS AND THE AMERICAN INDEPENDENCE NESTEGG FUNDS.

As a result, the proposed Reorganization is expected to cause minimal portfolio turnover or transaction expenses from the sale of securities that are incompatible with the investment objective(s) of the Acquiring Fund.

The following is a summary of more complete information appearing later in this Proxy Statement/Prospectus or incorporated herein. You should read carefully the entire Proxy Statement/Prospectus, including the form of Agreement and Plan of Reorganization attached as EXHIBIT A-1, because it contains details that are not in the summary.


                                    American Independence NestEgg 2010 Fund                          Acquiring Fund
                              --------------------------------------------------   -------------------------------------------------
Business                      A diversified series of American Independence        A diversified series of Arrivato Funds, an
                              Funds, an open-end management investment company     open-end management investment company organized
                              organized as a Delaware business trust.              as a Delaware business trust.

Net assets as of              $17.8 million                                        None. The Fund is newly created and does not
December 31, 2005                                                                  intend to commence operations until the
                                                                                   Reorganization occurs.

Investment advisers and       Investment Adviser:                                  Investment Adviser:
portfolio managers            IFSI                                                 Arrivato

                              Portfolio Manager and Subadviser to the Fund:        Portfolio Manager to the Fund:

                              Thomas S. Gangel, President of IFSI, is              Jared Goldstrom, Vice President and Portfolio
                              responsible for the investment management            Manager. Mr. Goldstrom joined Arrivato Advisors
                              oversight for IFSI in its role as adviser to the     in May of 2005. Before joining Arrivato, Mr.
                              NestEgg Funds. Mr. Gangel has over 16 years of       Goldstrom was Head Trader of a private investment
                              experience in the investment and trust industry,     fund based out of New York. Prior to that he was
                              including the development of equity and fixed        Head Managing Trader at E*Trade Professional, the
                              income investment services and individual            trading division of E*Trade Securities. Mr.
                              portfolio and relationship management. IFSI          Goldstrom graduated from Emory University with a
                              discharges its responsibilities subject to the       B.A. in

                                    American Independence NestEgg 2010 Fund                          Acquiring Fund
                              --------------------------------------------------   -------------------------------------------------
                              supervision of, and policies set by, the Trustees    Economics. Mr. Goldstrom is a member of the
                              of the Trust. Prior to his employment with INTRUST   Securities Trader Association and also holds the
                              Bank N.A. in 1997.                                   Chartered Portfolio Management certification.

                              The Sub-Investment Adviser:

                              La Jolla Economics, 7608 La Jolla Boulevard, La
                              Jolla, CA is a registered investment adviser and, since 1997, has provided investment management, advisory, administrative and asset management consulting to institutional and corporate investors.

Investment objective          The Fund seeks to maximize assets for retirement     The Fund's fundamental strategy is to seek to
                              or other purposes, consistent with the               track the overall performance of the Dow Jones
                              quantitatively measured risk that investors on       U.S. Target Date 2015 Index, before operating
                              average may be willing to accept given their         expenses The Fund seeks to provide capital
                              investment time horizon of the year 2010. This       appreciation and current income consistent with
                              objective is non-fundamental and may be changed by   its current asset allocation. The Fund's
                              the Trustees of the Fund without shareholder         fundamental strategy may only be changed by a
                              approval.                                            vote of a majority of the outstanding shares.

Primary investments           The Fund may invest in underlying funds              Under normal circumstances, the Fund intend to
                              representing all the following widely recognized     invest at least 80% of its assets, determined at
                              asset classes:                                       the time of purchase, in securities included in
                                                                                   the Dow Jones U.S. Target Date 2015 Indexes and
                              -    money market instruments                        in derivative instruments, such as futures
                                                                                   contracts and options, that provide exposure to
                              -    bonds, such as US government bonds, bonds       the stocks of companies in the Dow Jones U.S.
                                   issued by corporations, mortgage-backed         Target Date Indexes.
                                   securities and foreign bonds form four
                                   separate sub-categories of bond investments     The Fund may invest in

                              -    stocks of the largest US companies - stocks     -    common stocks of companies traded on major
                                   of all other publicly traded US corporations         U.S. stock exchanges,

                              -    stocks that trade outside the United States     -    Fixed income securities included in the
                                                                                        Lehman Government, Corporate, and
                              -    mortgage related securities

                              Types of Underlying Funds

                              EQUITY INDEX FUNDS: Equity ETFs:

                              -    Vanguard Institutional Index IShares

                              -    S&P 500 Index Vanguard Value

                                    American Independence NestEgg 2010 Fund                          Acquiring Fund
                              --------------------------------------------------   -------------------------------------------------
                              Index IShares                                        Mortgage Bond Indexes

                              -    S&P 500 Growth Index Vanguard Growth Index      -    Short term Money Market securities
                                   IShares
                                                                                   -    Exchange-traded funds that provide exposure
                              -    S&P 400 Value Index Vanguard MidCap Index            to one or more Dow Jones U.S. Style Indexes,
                                   Fund IShares                                         the Lehman U.S. Bond index, or derivatives
                                                                                        that serve this same purpose such as options
                              -    S&P 400 Growth Index Vanguard Small Cap Index        and futures.
                                   Fund IShares

                              -    Russell 2000 Index Vanguard Small Cap Value
                                   Index Fund IShares

                              -    Russell 2000 Value Index Vanguard Small Cap
                                   Growth Index IShares

                              -    Russell 2000 Growth Index IShares

                              BOND INDEX FUNDs:

                              -    Vanguard Total Bond Market Fund

Investment strategies         The Fund, like the other NestEgg Funds, pursues a    The Fund's fundamental strategy is to seek to
                              common strategy of allocating and reallocating       track the overall performance of the Dow Jones
                              investments among underlying mutual funds            U.S. Target Date 2015 Index, before operating
                              representing stocks, bonds and money market          expenses.
                              instruments.
                                                                                   The Fund may use statistical sampling techniques
                              Many of the underlying mutual funds invest, either   in seeking to track the performance of the 2015
                              directly or indirectly, in stocks, bonds or other    Index. The Fund intends to adjust its holdings to
                              securities with the goal of matching a specific      reflect any changes arising from changes in the
                              stock or bond index and are commonly known as        composition of the 2015 Index.
                              index funds and exchange traded funds ("ETFs").
                              Most of the indexes of the underlying equity         As of June 30, 2005, the allocation of the 2015
                              mutual funds are well-known broad-based market       Index was 34.7% equally divided among the six Dow
                              indexes, such as the S&P 500 Index of large          Jones U.S. Style Indexes, 61.3% equally divided
                              company stocks. Other stock indexes of underlying    among three U.S. bond indexes and 4% in one cash
                              stock funds representing a smaller portion of the    index. The Fund's asset allocation will become
                              Fund's investments reflect a particular market       more conservative over time by decreasing equity
                              segment and include mid- to small-capitalization     exposure as the Fund approaches its target date.
                              stocks, foreign securities, emerging market
                              securities and depositary receipts. The indexes of   The assets of the Arrivato Dow Jones U.S. 2015
                              the underlying bond funds consist of intermediate    Fund will be rebalanced monthly. Although major
                              and long-term bonds, including investment grade      changes tend to be rare, the Fund's fundamental
                              bonds that have been rated within the four highest   strategy can only be changed by a vote of the
                              rating categories by a nationally recognized         majority of the Fund's
                              statistical rating

                                    American Independence NestEgg 2010 Fund                          Acquiring Fund
                              --------------------------------------------------   -------------------------------------------------
                              organization such as Standard & Poor's Corporation   outstanding shares.
                              (S&P) or Moody's Investor Service, Inc. (Moody's),
                              corporate debt and government obligations (which     The Fund allocates at least 4% of its assets to
                              include mortgage-backed securities).                 each of the major asset classes (stocks, bonds,
                                                                                   and cash) - The Fund intends to remain fully
                              The Fund also may invest in money market funds.      invested at all times, and does not intend to
                                                                                   make more defensive investments in adverse market
                              QUANTITATIVELY MEASURED RISK gauges both the         conditions
                              frequency and degree to which an asset class will
                              perform below the long-term expected average.        DEFINITION OF THE DOW JONES U.S. STYLE INDEXES a
                                                                                   series of six unmanaged indexes representing the
                              An investment's TIME HORIZON marks the point when    six main categories of stocks within the U.S.
                              investors plan to start making net withdrawals. As   stock market. The six indexes, and the
                              a general rule, investors with a longer time         approximate number of companies in each index,
                              horizon have a greater tolerance for risk than       are:
                              investors with a shorter time horizon. Long-term
                              investors are more likely to accept a greater risk   -    Large Growth Index (100 companies)
                              of short-term loss for the opportunity of
                              achieving greater long-term gains.                   -    Large Value Index (125 companies)

                              INDEXES are composed of groups of securities         -    Mid Growth Index (200 companies)
                              chosen to represent an entire stock or bond
                              market, or a major market segment. Indexes may       -    Mid Value Index (250 companies)
                              include securities that meet objective criteria,
                              such as country of origin, industry sector or        -    Small Growth Index (300 companies)
                              company size. Including a security in an index
                              means merely that it has satisfied the selection     -    Small Value Index (350 companies)
                              criteria. It implies no expectation about
                              anticipated performance, good or bad.                The large, mid and small indexes include only
                                                                                   companies with these respective sizes. Dow Jones
                              In allocating among the underlying type of mutual    defines large-cap as those companies that make up
                              funds for the Fund, IFSI uses investment research    70% of what it considers to be the total
                              provided by the Sub-Adviser that identifies and      float-adjusted market capitalization; mid-cap is
                              analyzes major market trends on an ongoing basis     the next 20%; and small-cap is the next 5%. (The
                              to arrive at a strategy involving those asset        companies in the smallest 5% are considered
                              classes, countries, sectors and styles of            micro-cap and are eliminated due to their low
                              investing the Adviser believes appropriate to the    liquidity.) Currently, Dow Jones reviews the
                              Fund. If the reorganization is approved, the         composition of the Dow Jones U.S. Style Indexes
                              Acquiring Fund will not retain the                   twice a year,

                                    American Independence NestEgg 2010 Fund                          Acquiring Fund
                              --------------------------------------------------   -------------------------------------------------
                              existing Sub-Adviser, La Jolla Economics.            in March and September. The equity portion of
                                                                                   each Dow Jones U.S. Target Date Index is made up
                                                                                   of one-third large cap, one-third mid-cap and
                                                                                   one-third small-cap and is equally divided
                                                                                   between growth and value.

                                                                                   The growth and value indexes include only
                                                                                   companies with these respective stock
                                                                                   characteristics. The indexes use a methodology
                                                                                   that is designed to exclude most companies that
                                                                                   cannot be clearly classified as either growth or
                                                                                   value, as well as companies that are very small
                                                                                   and thinly traded.

                                                                                   Although the Adviser does not currently intend to
                                                                                   do so, at some time in the future, the Fund may
                                                                                   also seek to achieve its objective by investing
                                                                                   in a set of underlying Master Portfolios each
                                                                                   representing various asset classes and sectors
                                                                                   which are representative of the sub-indexes which
                                                                                   comprise the Dow Jones U.S. Target Date Indexes.
                                                                                   If the Fund was to do this, it would bear a
                                                                                   portion of the underlying portfolio's expenses.
                                                                                   Shareholders would be notified in advance in the
                                                                                   event the Fund was to achieve its objective by
                                                                                   investing through master portfolios.

Target Allocation             Based on current assessment of markets, the range    Set forth below is a chart showing each Fund's
                              of asset allocation represented by the underlying    target allocation range for the asset class
                              mutual funds and ETFs of Fund is.                    represented by underlying Dow Jones Style
                                                                                   Indexes.

                              Equity Index Funds or ETFs 35-50%                    Equity Indexes-34.7%
                              Bond Index Funds or ETFs 45-65%                      Bond Indexes-61.3%
                              Money Market Funds 0-10%                             Cash Index-4%

                              As the stated time horizon approaches, the           The Fund's asset allocation will
                              allocation will shift

                                    American Independence NestEgg 2010 Fund                          Acquiring Fund
                              --------------------------------------------------   -------------------------------------------------
                              towards more conservative investments and have       become more conservative over time by decreasing
                              lower expected returns. By the time the NestEgg      equity exposure as the Fund approaches its target
                              2010 Fund reaches its time horizon, it has tilted    date. The assets of the Fund are rebalanced
                              as far as it will go in favor of capital             monthly.
                              preservation at the expense of capital return..

Diversification               Each Fund is diversified for the purpose of the Investment Company Act and is subject to diversification requirements under the Internal Revenue Code of 1986, as amended (the "Code").

Restricted and illiquid       The Fund may not invest more than 15% of its net assets in illiquid securities.
securities

Borrowing                     The Fund may not borrow money or issue senior        The Fund may not borrow money or issue senior
                              securities, except to the extent permitted under     securities, except that the each Fund may borrow
                              the 1940 Act, including the rules, regulations and   from banks and enter into reverse repurchase
                              any orders obtained thereunder.                      agreements for temporary purposes and then in
                                                                                   amounts not in excess of 10% of the value of its
                                                                                   total assets at the time of such borrowing; or
                                                                                   pledge any assets except in connection with any
                                                                                   such borrowing and in amounts not in excess of
                                                                                   the lesser of the dollar amounts borrowed or 10%
                                                                                   of the value of its total assets at the time of
                                                                                   such borrowing.

Lending                       The Fund may not make loans to other parties,        The Fund may not make loans, except that the each
                              except to the extent permitted under the 1940 Act,   Fund may (a) purchase and hold debt instruments
                              including the rules, regulations and any orders      in accordance with its investment objective and
                              obtained thereunder. For the purposes of this        policies; (b) enter into repurchase agreements
                              limitation, entering into repurchase agreements,     with respect to portfolio securities; and (c)
                              lending securities and acquiring any debt            lend portfolio securities against collateral
                              securities are not deemed to be the making of        consisting of cash or securities which is
                              loans.                                               consistent with the Fund's permitted investments
                                                                                   and is equal at all times to at least 100% of the
                                                                                   value of the securities loaned.

Derivative                    The Funds may purchase certain "derivative" instruments as described below

                                    American Independence NestEgg 2010 Fund                          Acquiring Fund
                              --------------------------------------------------   -------------------------------------------------
Instruments                   under various headings. Derivative instruments are instruments that derive value from the performance of underlying assets, interest or currency exchange rates or indices, and include, but are not limited to, participation certificates, custodial receipts, futures contracts, options, forward foreign currency contracts, interest rate swaps and structured debt obligations (including collateralized mortgage obligations and other types of mortgage-related securities, "stripped" securities and various floating rate instruments).

Other investment policies     As described above, the Funds have substantially similar principal investment strategies and policies.
and restrictions              Certain of the non-principal investment policies and restrictions are different. For a more complete discussion of each Fund's other investment policies and fundamental and non-fundamental investment restrictions, see the SAI.

                                                BUYING, SELLING AND EXCHANGING SHARES

Sales Charges and Rule        Premium shares are offered with an initial sales     Institutional Class shares are offered without
12b-1 Fees                    charge of 1.50% of the offering price which is       sales charges, CDSCs or distribution and other
                              waived under certain circumstances.                  12b-1 fees. Institutional Class shares redeemed
                                                                                   within 60 days of purchase are charged a
                              Premium shares are subject to a 12b-1 fee of up      redemption fee of 2.00% of the amount redeemed.
                              to 0.75% of average daily net assets. Premium
                              shares are also subject to a service organization
                              fee of 0.25%. However, BISYS has contractually
                              agreed to waive 0.20% of the 12b-1 fee at least
                              until March 1, 2006. Further reductions to the
                              annual operating fees for Premium Class
                              shareholders are offered at least until March 1,
                              2006. See "Management and Other Fees" below.

                              Service shares are offered without a sales charge.
                              Service shares are subject to a 12b-1 distribution fee of up to 0.25% of average daily net assets.
                              Service shares are also subject to a service organization fee of 0.25%. However, BISYS has contractually agreed to waive 0.20% of the 12b-1 fee at least until March 1, 2006. Further reductions to the annual operating fees for Service shareholders are also offered at least until March 1, 2006. See "Management and Other
                              Fees"

                                      American Independence NestEgg 2010
                                                     Fund                                            Acquiring Fund
                              --------------------------------------------------   -------------------------------------------------
                              below.

Management and Other Fees     An annual management fee of 0.70% of the average     The Fund pays Arrivato a management fee at an
                              daily net assets of the NestEgg 2010 Fund is         annual rate of 0.60% of the Fund's average daily
                              attributable to investors in Premium and Service     net assets.
                              shares.

                              At least until March 1, 2006, the total annual       The total operating expenses of the Fund are
                              operating fees for the Nest Egg 2010 Fund are        being limited to 0.95% for Institutional Class
                              being capped at 1.55% for Premium shareholders       shares until 3/1/09 after giving effect to
                              and 1.00% for Service shareholders. Prior to         expense reductions approved by Arrivato. Fund has
                              giving effect to the fee cap, expenses excluding     not yet commenced operations. Prior to giving
                              management, the 12b-1 fee and the service            effect to the expense reductions, expenses
                              organization fee were 0.58% for Premium shares       excluding the management fee would have been
                              0.57% for Service shares; total Fund operating       0.57% for Institutional Class shares and total
                              expenses were 2.37% and 1.86% for Premium and        annual Fund operating expenses would have been
                              Service shares, respectively.                        1.17% for Class I shares.

Buying Shares                 Investors in Premium and Service shares may          Purchases of Institutional Class shares may only
                              establish non-retirement accounts with a minimum     be made by (i) trusts or investment management
                              initial investment of $1000 and retirement           and other fiduciary accounts managed or
                              accounts with a minimum initial investment of        administered by Arrivato or its affiliates or
                              $250, which may be waived by the Fund in certain     correspondents pursuant to a written agreement,
                              circumstances. Subsequent investments are subject    (ii) persons who are purchasing shares with the
                              to a $50 minimum, which also may be waived by the    proceeds of a distribution from a trust,
                              Fund in certain circumstances. Investors may         investment management and other fiduciary account
                              purchase shares directly in the Fund by mail,        managed or administered by ARRIVATO or its
                              overnight service, electronic or wire transfer or    affiliates or correspondents, pursuant to a
                              through enrollment in the automatic investment       written agreement, and (iii) other persons or
                              plan. If you are investing through a financial       organizations authorized by the Distributor. The
                              advisor, your financial advisor will give you        minimum investment amount is $5,000,000, which
                              instructions on how to purchase shares in the        may be waived by the Fund if it considers it in
                              Fund.                                                the best interest of the Fund and its
                                                                                   shareholders. Institutional Class shares may be
                                                                                   purchased directly, through the Distributor or
                                                                                   through banks, brokers and other investment
                                                                                   representatives.

                                      American Independence NestEgg 2010
                                                     Fund                                            Acquiring Fund
                              --------------------------------------------------   -------------------------------------------------
                                                                                   If you are investing directly, you may obtain an
                                                                                   application to open an account with the Fund
                                                                                   online or by telephone. Initial purchases may be
                                                                                   made by mail, express delivery, wire or through
                                                                                   the Fund's automatic investment plan. Subsequent
                                                                                   purchases may be made by mail, express delivery,
                                                                                   wire, automatic investment plan or, in certain
                                                                                   circumstances, by telephone. If you are investing
                                                                                   through a financial advisor, your financial
                                                                                   advisor will give you instructions on how to
                                                                                   purchase shares in the Fund.

Exchanging Shares             Subject to minimum investment requirements,          Investors in the Fund's Institutional Class
                              investors in the Nest Egg 2010 Fund may exchange     shares may exchange their shares for the same
                              their shares for the same class of shares in any     Institutional Class shares in any other American
                              other NestEgg Fund or the Money Market Fund. The     Independence Fund. The Fund's overall exchange
                              overall exchange privilege is subject to change on   privilege is subject to change on 60 days' notice
                              60 days' notice. To prevent disruption in the        if the change is material. Additionally, the Fund
                              management of funds managed by IFSI, the NestEgg     will suspend, limit or terminate the exchange
                              2010 Fund may refuse any purchase or exchange        privilege of any shareholder who makes more than
                              request if management determines that such request   12 exchanges in a calendar year or otherwise
                              would adversely affect the net asset value of the    demonstrates what the Fund believes to be a
                              NestEgg 2010 Fund. The management of the NestEgg     pattern of "market timing."
                              2010 Fund reserves the right to limit activity to
                              five exchanges within a one year period with no      Exchanges may be made by fax, mail, express
                              more than three exchanges in a calendar quarter.     delivery, telephone, or by enrolling in the
                              This policy has been adopted in part to counter      systematic withdrawal plan. There is a $25
                              "market timing" strategies. If you intend to         minimum on exchanging fund shares.
                              engage in market timing, do not invest in NestEgg
                              2010 Fund shares

                              Exchanges of NestEgg 2010 Fund shares may be made in writing or by telephone.


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

                                      American Independence NestEgg 2010
                                                     Fund                                            Acquiring Fund
                              --------------------------------------------------   -------------------------------------------------
Selling Shares                Sales of NestEgg 2010 Fund Shares may be made by     Some sell orders, including those for more than
                              telephone, mail, overnight service, electronically   $100,000, must be placed in writing with a
                              or by requesting wire transfer or through the        signature guarantee. If you are investing
                              systematic withdrawal plan. Shares of the Fund are   directly, sales of Fund shares may be effected by
                              sold at the net asset value per share next           fax, mail, express delivery, telephone (via wire
                              calculated after the Fund receives your request to   or ACH transfer with a minimum sell order of
                              sell in good order. Redemptions may also be          $1,000) or through the systematic withdrawal
                              effected through financial intermediaries in         plan. A purchase request received before the
                              certain instances.                                   close of regular trading on the New York Stock
                                                                                   Exchange (generally 4 p.m. Eastern Time) that has
                                                                                   been determined to be in "good order" will be
                                                                                   processed at that day's NAV plus any applicable
                                                                                   sales charge or redemption fee. If you are
                                                                                   investing through a financial advisor, your
                                                                                   advisor will give you instructions on how to sell
                                                                                   your shares.

COMPARISON OF PRINCIPAL RISKS OF INVESTING IN THE FUNDS

Because each Fund has substantially similar investment objectives, investment policies and strategies, the Funds are subject to the same principal risks. You could lose money on your investment or not make as much as if you invested elsewhere.

STOCK MARKET RISK

Stock prices change daily, and may rise or fall in response to business, political, or economic news. Declines in the market may occur rapidly or slowly, and may be short- or long-lived. The Funds' share prices change with the value of the Funds' securities, and when you sell shares they may be worth more or less than what you paid for them.

STYLE RISK

Growth stocks and value stocks tend to perform differently in different markets. Because the Funds invests in both types of stocks, their performance may lag whichever category performs best during a given period.

MID-AND SMALL-CAP RISK

Because midsized and small companies tend to have limited business lines, financial resources, and competitive advantages compared to larger companies, their stock prices tend to fluctuate more than those of larger companies, and may move in a different direction than the broader market. Shares of small companies in particular may be thinly traded, making them potentially less easy to buy or sell at a desired time or price. Rising interest rates and changes in key personnel may hurt small businesses more than large ones.

DERIVATIVES RISK

Derivatives, including futures and options, could produce losses that are substantially greater than the amount invested. Derivatives could also add to the fund's expenses or eliminate some opportunities for gains. With some derivatives, there is also a risk that the Funds could lose money if the counterparty to the derivative fails to honor its contractual obligation.

FOREIGN INVESTMENT RISK

Since the Funds may directly or indirectly invest in foreign securities, the Funds are subject to additional risks. Foreign securities often trade on markets that have less reliable information available and lower transaction volumes than markets in the United States. Consequently, stock and bond prices can be more volatile and more difficult to value. Investing in foreign markets is generally more expensive, due to currency exchange costs, higher commissions on trades and higher custodial fees. Currencies may weaken relative to the U.S. dollar, eroding the dollar value of investments denominated in those currencies. The Dow Jones U.S. Funds do not intent to invest in foreign securities except through ADR programs as described below.

INTEREST RATE RISK

When interest rates rise, market prices of bonds generally fall, which could hurt the total return of the Fund's bond allocation. Debt and money market securities have varying levels of sensitivity to changes in interest rates. In general, the price of a debt or money market security can fall when interest rates rise and can rise when interest rates fall. Securities with longer maturities, mortgage securities, and the securities of issuers in the financial services sector can be more sensitive to interest rate changes. In other words, the longer the maturity of a security, the greater the impact a change in interest rates could have on the security's price. In addition, short-term and long-term interest rates do not necessarily move in the same amount or the same direction. Short-term securities tend to react to changes in short-term interest rates, and long-term securities tend to react to changes in long-term interest rates.

PREPAYMENT RISK

Many types of debt securities, including mortgage securities, are subject to prepayment risk. Prepayment occurs when the issuer of a security can repay principal prior to the security's maturity. Securities subject to prepayment can offer less potential for gains during a declining interest rate environment and similar or greater potential for loss in a rising interest rate environment. In addition, the potential impact of prepayment features on the price of a debt security can be difficult to predict and result in greater volatility. This risk could affect the total return of the Fund's bond allocation.

CREDIT RISK

The Fund's bond allocation could perform poorly if the credit quality of its bonds declines, or if a bond goes into default. Hard economic times, corporate malfeasance, and incorrect assessment of risks are among the types of factors that could cause a decline in credit quality.

An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

INVESTMENT COMPANIES

By investing in shares of investment companies each American Independence NestEgg Fund indirectly pays a portion of the operating, management and other expenses of each investment company. Therefore, you may indirectly pay higher total operating expenses and other costs than you might pay by owning the underlying mutual funds. Because the Funds may invest in open-end funds, you may receive more taxable capital gains distribution than would be the case if you invested directly in the underlying mutual fund. In addition, because a Fund may invest up to 100% of its assets in investment companies, the category of which is considered under the Standard Industry Code to be an "industry", the Fund "concentrates" (that is, it invests more than 25% of) its investments in a single industry.

INDEX RISK

In addition to the risks above, the Dow Jones U.S. Target Date Funds are also subject to Index Risk. Because the Funds use an indexing strategy, your money remains fully exposed to market conditions (as measured by the index) during market declines. In addition, the Fund could underperform the Target Date Index over the short or long term. Reasons for this include the effects of Fund expenses and transaction costs; differences between the stocks and bonds (and their weightings) in the Target Date Index and in the Fund's portfolio; and the timing and magnitude of shareholder transactions in fund shares.

RISK DIFFERENCES AMONG THE FUNDS

The NestEgg Capital Preservation and the NestEgg 2010 Funds (and the corresponding Dow Jones U.S. 2010 and 2015 Funds) are currently subject to the highest levels of Bond Investment Risk, Credit Risk and Interest Rate Risk and lowest levels of Stock Investment Risk and Foreign Investment Risk of all of the Funds although they are not free of Stock Investment Risk altogether. The NestEgg 2020 Fund (and the corresponding Dow Jones U.S. 2020 Fund) is currently subject to a significant level of Bond

Investment Risk, Credit Risk and Interest Rate Risk, but less than the NestEgg Capital Preservation and NestEgg 2010 Funds (and the corresponding Dow Jones U.S. 2010 and 2015 Funds). Likewise, the NestEgg 2020 Fund (and the Dow Jones U.S. 2020 Fund) is currently subject to a significant level of Stock Investment Risk and Foreign Investment Risk but less than the NestEgg 2030 and 2040 Funds (and the corresponding Dow Jones U.S. 2020 and 2030 Funds). The NestEgg 2030 and the NestEgg 2040 Funds (and the corresponding Dow Jones U.S. 2030 and 2040 Funds) currently have the highest levels of Stock Investment Risk and Foreign Investment Risk and the lowest levels of Bond Investment Risk, Credit Risk and Interest Rate Risk, although they are not free of Bond Investment Risk, Credit Risk and Interest Rate Risk altogether.

REASONS FOR THE REORGANIZATION.

     The Trustees of the American Independence Funds believe that the proposed Reorganization is in the best interests of the Fund and the shareholders. The Trustees considered the following matters, among others, in approving the proposal.

     First, IFSI, the investment adviser to the Fund, informed the Trustees that it does not intend to continue to provide investment advisory services to the American Independence Funds. Consequently, a change in your American Independence Fund's investment adviser is necessary.

     Second, the Trustees reviewed with Arrivato the investment objective, investment policies and strategy and past performance of the Dow Jones U.S. Target Date Indexes and the Trustees concluded that the Fund and the shareholders would benefit by implementing the strategy of the Dow Jones U.S. Target Date Funds.

     Third, the Institutional Class shares received in the Reorganization will provide Fund shareholders with exposure to a substantially similar investment product as they currently have with a lower expense ratio. Arrivato has agreed to cap the expense ratio of the Institutional Class of shares of the Fund for a three year period.

     Fourth, the transaction is structured to qualify as a tax-free reorganization under Section 368(a) of the Internal Revenue Code of 1986 and therefore will not be treated as a taxable sale of your American Independence shares.

     Arrivato and INTRUST will pay all costs of the Reorganization, including legal costs and the costs of preparing and printing the American Independence Funds' proxy statements and solicitation.

     The Board of Trustees of the Arrivato Fund also considered that the Reorganization presents an excellent opportunity for the Arrivato Fund to acquire investment assets without the obligation to pay commissions or other transaction costs that a fund normally incurs when purchasing securities. This opportunity provides an economic benefit to the Arrivato Fund and its shareholders.

                     TRUSTEES' EVALUATION AND RECOMMENDATION

     For the reasons described above, the Trustees, including the Independent Trustees, approved the Reorganization. In particular, the Trustees determined that the Reorganization is in the best interests of your Fund. Similarly, the Board of Trustees of the Arrivato Fund, including its Independent Trustees, approved the Reorganization. They also determined that the Reorganization is in the best interests of the Arrivato Fund.

                                  PROPOSAL 1(H)
              COMPARISON OF THE AMERICAN INDEPENDENCE NESTEGG 2020 FUND
                                       TO
                        NESTEGG DOW JONES U.S. 2020 FUND


THE AMERICAN INDEPENDENCE NESTEGG 2020 FUND and its corresponding Acquiring Fund will pursue the same investment objectives, utilize substantially similar principal investment strategies to pursue their investment objectives, and hold substantially similar securities. American Independence Financial Services, LLC will be the new adviser to the Acquiring Fund.

For more information regarding the differences between principal investments, investment process and risks of the American Independence NestEgg Funds and the Dow Jones U.S Target Date Funds, see Appendix B "PRINCIPAL INVESTMENTS, INVESTMENT PROCESS AND RISKS OF THE DOW JONES U.S. TARGET DATE FUNDS AND THE AMERICAN INDEPENDENCE NESTEGG FUNDS".

COMPARISON OF CURRENT FEES AND EXPENSES

The following chart shows current operating expense ratios for the NestEgg 2020 Fund and fees paid by existing shareholders if the reorganization is approved. Ratios are shown at three levels:

a) Gross expenses are the total operating expenses of a fund, and represent what a shareholder could potentially pay if waiver and expense reimbursements were not in place;

b) Net expenses are those expenses that a shareholder can expect to actually pay, after an adviser or other service provider has waived fees and/or reimbursed expenses; and

c) The contractual expense limitation is the ratio at which a fund's adviser has contractually agreed to maintain the expenses a shareholder will pay.


     AMERICAN INDEPENDENCE/                                                             NET OPERATING      CONTRACTUAL
            NEW FUND                  SHARE CLASS       GROSS OPERATING EXPENSE RATIO   FUND EXPENSES   EXPENSE CAP RATIO
     ----------------------       -------------------   -----------------------------   -------------   -----------------
American Independence NestEgg
   2020 Fund                      Service (1)                       1.75%                   1.00%             1.00%
American Independence NestEgg
   2020 Fund                      Premium (1)                       2.26%                   1.55%             1.55%
Acquiring NestEgg Dow Jones U.S.
   2020 Fund                      Institutional Class               1.07%                   0.95%             0.95%


----------
(1) The expense ratios for the American Independence Fund are based on the actual expenses for the Fund's most recent fiscal year ended October 31, 2005. The ratios for the Acquiring Funds are based on estimates for the current fiscal year.



(2) The new Fund will feature an Institutional Class of shares which will have Expense Ratios which shall be limited as a percentage of net assets (pursuant to an agreement which shall run for three years until March 1, 2009.


In the Reorganization, the Acquiring Fund will have a lower contractual expense cap than the corresponding the Fund. The Adviser has contractually committed to maintain the shown contractual expense limitation for three years.

                        SHAREHOLDER TRANSACTION EXPENSES


                                                    AMERICAN INDEPENDENCE     AMERICAN INDEPENDENCE   ACQUIRING NESTEGG DOW JONES
                                                  NESTEGG 2020 FUND SERVICE     NESTEGG 2020 FUND     U.S.2020 FUND INSTITUTIONAL
           FEES PAID BY YOU DIRECTLY                        CLASS                 PREMIUM CLASS                CLASS(1)
           -------------------------              -------------------------   ---------------------   ---------------------------
Maximum Sales Charge Load) imposed on Purchases
   (as a percentage of offering price..........             None                      1.50%                    None
ANNUAL FUND OPERATING EXPENSES (FEES PAID FROM
   FUND ASSETS)................................
Management fee.................................             0.70%                     0.70%                    0.60%
Distribution (12b-1) fee.......................             0.25%                     0.75%                    None
Other expenses.................................             0.80%                     0.80%                    0.47%
Total Fund Operating Expenses..................             1.75%                     2.25%                    1.07%
Fee Waiver/Expense Reimbursement...............             0.75%                     0.70%                    0.12%
Net Expenses...................................             1.00%                     1.55%                    0.95%



(1) The expenses are based on estimated pro forma annual expenses. Future expenses may be greater or less.



The hypothetical example below helps you compare the cost of investing in each Fund. It assumes that: (a) you invest $10,000 in each Fund for the time periods shown, (b) you reinvest all dividends and distributions, (c) your investment has a 5% return each year, and (d) redemption at the end of each period and (e) the Fund's gross operating expenses remain the same, except the expiration of the of the contractual fee waivers on October 31, 2006. The examples are for comparison purposes only and are not a representation of either Fund's actual expenses or returns, either past or future.



                                       1 YEAR   3 YEARS   5 YEARS   10 YEARS
                                       ------   -------   -------   --------
NESTEGG  2020 FUND
Service Class Shares                    $247      $618     $1,013    $2,118
Premium Class Shares                    $156      $634     $1,139    $2,529
PROPOSED NESTEGG DOW JONES 2020 FUND
Institutional Class Shares              $ 97      $328     $  578    $1,295



PERFORMANCE BAR CHART AND TABLE
YEAR-BY-YEAR TOTAL RETURNS
[Bar graph in %]


            Service Class              Premium Class
2000          -3.90%                    -4.62%
2001          -6.90%                    -7.59%
2002         -12.40%                   -13.01%
2003          19.32%                    18.72%
2004           8.63%                     8.12%
2005           4.12%                     3.56%

Service Class
Best quarter:     10.43%  Q2   '03
Worst quarter:   -11.69%  Q3   '02

Premium Class
Best quarter:     10.29%  Q2   '03
Worst quarter:    -2.24%  Q1   '03

----------


(1) These figures are as of December 31 of each year. They do not reflect sales charges and would be lower if they did. The Fund's after-tax returns shown below are calculated using the historical highest individual federal marginal income tax rates, and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

Set forth below is performance information for the Fund. The Chart shows how the Fund's total return (not including any deduction for sales charges) has varied from year to year. The table shows average total return for the Fund over time for each class of shares compared to a broad based market index. The bar chart gives you an indication of the risks of investing in the Fund, including the fact that you could incur a loss and experience volatility of returns year to year. Past performance does not indicate future results. The Acquiring Fund has not yet commenced operations.



                                                            AVERAGE ANNUAL TOTAL RETURNS
                                                       -------------------------------------
                                                         ONE YEAR ENDED     FIVE YEARS ENDED
                                        INCEPTION      DECEMBER 31, 2005   DECEMBER 31, 2005   SINCE INCEPTION
                                     ---------------   -----------------   -----------------   ---------------
SERVICE CLASS (1)                    January 4, 1999
Return Before Taxes                                    4.12%               1.94%               2.61%
Return after taxes on Distribution                     3.56%               1.33%               1.96%
Return after taxes on distribution
   and sale of shares                                  2.81%               1.28%               1.85%

PREMIUM CLASS (1)                    January 4, 1999
Return Before Taxes                                    1.97%               1.03%               1.74%
Return after taxes on Distribution                     1.56%               0.57%               1.16%
Return after taxes on
   distribution and sale of shares                     1.38%               0.56%               1.14%
Lehman Brothers Aggregate
   Bond Index                                          2.43%               5.87%               5.69%
Lipper Flexible Portfolio Fund                         6.34%               2.54%               3.09%
Wilshire 5000 Index                                    6.25%               3.48%               0.81%
Morgan Stanley Capital
   International Europe
    Australasia and Far East
    (MSCI EAFE) Index                                 14.02%               4.94%               4.86%


(1) These figures reflect deduction of sales charges. After-tax returns are calculated using historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from hose shown. After-tax returns shown are not relevant to investors who hold Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

COMPARISON OF INVESTMENT OBJECTIVES, PRINCIPAL INVESTMENT STRATEGIES AND
POLICIES

The American Independence NestEgg 2020 Fund and its corresponding Acquiring Fund will pursue the same investment objectives, utilize substantially similar principal investment strategies to pursue their investment objective and hold substantially similar securities. American Independence Financial Services, LLC will be the new advisor to the Fund. For more information regarding the differences between principal investments, investment process and risks of the American Independence NestEgg Funds and the Dow Jones U.S. Target Date Funds see Appendix B "PRINCIPAL INVESTMENTS, INVESTMENT PROCESS AND RISKS OF THE DOW JONES U.S. TARGET DATE FUNDS AND THE AMERICAN INDEPENDENCE NESTEGG FUNDS.

As a result, the proposed Reorganization is expected to cause minimal portfolio turnover or transaction expenses from the sale of securities that are incompatible with the investment objective(s) of the Acquiring Fund.

The following is a summary of more complete information appearing later in this Proxy Statement/Prospectus or incorporated herein. You should read carefully the entire Proxy Statement/Prospectus, including the form of Agreement and Plan of Reorganization attached as EXHIBIT A-1, because it contains details that are not in the summary.


                                    American Independence NestEgg 2020 Fund                          Acquiring Fund
                              --------------------------------------------------   -------------------------------------------------
Business                      A diversified series of American Independence        A diversified series of Arrivato Funds, an
                              Funds, an open-end management investment company     open-end management investment company organized
                              organized as a Delaware business trust.              as a Delaware business trust.

Net assets as of December     $31.3 million                                        The Arrivato Dow Jones U.S. 2020 Fund is newly
31, 2005                                                                           created and does not intend to commence
                                                                                   operations until the Reorganization occurs.

Investment advisers and       Investment Adviser:                                  Investment Adviser:
portfolio managers            IFSI                                                 Arrivato

                              Portfolio Manager and Subadviser to the Fund:        Portfolio Manager to the Fund: Jared Goldstrom,
                              Thomas S. Gangel, President of IFSI, is              Vice President and Portfolio Manager. Mr.
                              responsible for the investment management            Goldstrom joined Arrivato Advisors in May of
                              oversight for IFSI in its role as adviser to the     2005. Before joining Arrivato, Mr. Goldstrom was
                              NestEgg Funds. Mr. Gangel has over 16 years of       Head Trader of a private investment fund based
                              experience in the investment and trust industry,     out of New York. Prior to that he was Head
                              including the development of equity and fixed        Managing Trader at E*Trade Professional, the
                              income investment services and individual            trading division of E*Trade Securities. Mr.
                              portfolio and relationship management. IFSI          Goldstrom graduated from Emory University with a
                              discharges its responsibilities subject to the       B.A. in Economics. Mr. Goldstrom is a member of
                              supervision of, and policies set by, the Trustees    the Securities Trader Association and also holds
                              of the Trust. Prior to his employment with INTRUST   the Chartered Portfolio Management certification.
                              Bank N.A. in 1997.

                              The Sub-Investment Adviser: La Jolla Economics,
                              7608 La Jolla Boulevard, La Jolla, CA is a

                                    American Independence NestEgg 2020 Fund                          Acquiring Fund
                              --------------------------------------------------   -------------------------------------------------
                              registered investment adviser and, since 1997, has
                              provided investment management, advisory,
                              administrative and asset management consulting to
                              institutional and corporate investors.

Investment objective          The Fund seeks to maximize assets for retirement     The Fund's fundamental strategy is to seek to
                              or other purposes, consistent with the               track the overall performance of the Dow Jones
                              quantitatively measured risk that investors on       U.S. Target Date 2020 Index, before operating
                              average may be willing to accept given their         expenses. The Fund seeks to provide capital
                              investment time horizon of the year 2020. This       appreciation and current income consistent with
                              objective is non-fundamental and may be changed by   its current asset allocation. The Fund's
                              the Trustees of the Fund without shareholder         fundamental strategy may only be changed by a
                              approval.                                            vote of a majority of the outstanding shares.

Primary investments           The Fund may invest in underlying funds              Under normal circumstances, the Fund intend to
                              representing all the following widely recognized     invest at least 80% of its assets, determined at
                              asset classes:                                       the time of purchase, in securities included in
                                                                                   the Dow Jones U.S. Target Date 2020 Indexes and
                              -    money market instruments                        in derivative instruments, such as futures
                                                                                   contracts and options, that provide exposure to
                              -    bonds, such as US government bonds, bonds       the stocks of companies in the Dow Jones U.S.
                                   issued by corporations, mortgage-backed         Target Date Indexes.
                                   securities and foreign bonds form four
                                   separate sub-categories of bond investments     The Fund may invest in

                              -    stocks of the largest US companies - stocks     -    common stocks of companies traded on major
                                   of all other publicly traded US corporations         U.S. stock exchanges,

                              -    stocks that trade outside the United States     -    Fixed income securities included in the
                                                                                        Lehman Government, Corporate, and Mortgage
                              -    mortgage related securities                          Bond Indexes

                              Types of Underlying Funds EQUITY INDEX FUNDS:        -    Short term Money Market securities
                              Equity ETFs:
                                                                                   -    Exchange-traded funds that provide exposure
                              -    Vanguard Institutional Index IShares -S&P 500        to one or more
                                   Index Vanguard Value Index IShares

                              -    S&P 500 Growth Index Vanguard Growth Index
                                   IShares

                              -    S&P 400 Value Index Vanguard

                                    American Independence NestEgg 2020 Fund                          Acquiring Fund
                              --------------------------------------------------   -------------------------------------------------
                                   MidCap Index Fund IShares                       Dow Jones U.S. Style Indexes, the Lehman U.S.
                                                                                   Bond index, or derivatives that serve this same
                              -    S&P 400 Growth Index Vanguard Small Cap Index   purpose such as options and futures.
                                   Fund IShares

                              -    Russell 2000 Index Vanguard Small Cap Value
                                   Index Fund IShares

                              -    Russell 2000 Value Index Vanguard Small Cap
                                   Growth Index IShares

                              -    Russell 2000 Growth Index IShares

                              BOND INDEX FUNDs:

                              -    Vanguard Total Bond Market Fund

Investment strategies         The Fund, like the other NestEgg Funds, pursues a    The Fund's fundamental strategy is to seek to
                              common strategy of allocating and reallocating       track the overall performance of the Dow Jones
                              investments among underlying mutual funds            U.S. Target Date 2020 Index, before operating
                              representing stocks, bonds and money market          expenses.
                              instruments.
                                                                                   The Fund may use statistical sampling techniques
                              Many of the underlying mutual funds invest, either   in seeking to track the performance of the 2020
                              directly or indirectly, in stocks, bonds or other    Index. The Fund intends to adjust its holdings to
                              securities with the goal of matching a specific      reflect any changes arising from changes in the
                              stock or bond index and are commonly known as        composition of the 2020 Index.
                              index funds and exchange traded funds ("ETFs").
                              Most of the indexes of the underlying equity         As of June 30, 2005, the allocation of the 2020
                              mutual funds are well-known broad-based market       Index was 50.6% equally divided among the six Dow
                              indexes, such as the S&P 500 Index of large          Jones U.S. Style Indexes, 45.4% equally divided
                              company stocks. Other stock indexes of underlying    among three U.S. bond indexes and 4% in one cash
                              stock funds representing a smaller portion of the    index. The Fund's asset allocation will become
                              Fund's investments reflect a particular market       more conservative over time by decreasing equity
                              segment and include mid- to small-capitalization     exposure as the Fund approaches its target date.
                              stocks, foreign securities, emerging market
                              securities and depositary receipts. The indexes of   The assets of the Arrivato Dow Jones U.S. 2020
                              the underlying bond funds consist of intermediate    Fund will be rebalanced monthly. Although major
                              and long-term bonds, including                       changes tend to be rare, the Fund's fundamental
                                                                                   strategy can only be changed by a vote of the
                                                                                   majority of the Fund's outstanding

                                    American Independence NestEgg 2020 Fund                          Acquiring Fund
                              --------------------------------------------------   -------------------------------------------------
                              investment grade bonds that have been rated within   shares.
                              the four highest rating categories by a nationally
                              recognized statistical rating organization such as   The Fund allocates at least 4% of its assets to
                              Standard & Poor's Corporation (S&P) or Moody's       each of the major asset classes (stocks, bonds,
                              Investor Service, Inc. (Moody's), corporate debt     and cash) - The Fund intends to remain fully
                              and government obligations (which include            invested at all times, and does not intend to
                              mortgage-backed securities).                         make more defensive investments in adverse market
                                                                                   conditions
                              The Fund also may invest in money market funds.
                                                                                   DEFINITION OF THE DOW JONES U.S. STYLE INDEXES A
                              QUANTITATIVELY MEASURED RISK gauges both the         series of six unmanaged indexes representing the
                              frequency and degree to which an asset class will    six main categories of stocks within the U.S.
                              perform below the long-term expected average.        stock market. The six indexes, and the
                                                                                   approximate number of companies in each index,
                              An investment's TIME HORIZON marks the point when    are:
                              investors plan to start making net withdrawals. As
                              a general rule, investors with a longer time         -    Large Growth Index (100 companies)
                              horizon have a greater tolerance for risk than
                              investors with a shorter time horizon. Long-term     -    Large Value Index (125 companies)
                              investors are more likely to accept a greater risk
                              of short-term loss for the opportunity of            -    Mid Growth Index (200 companies)
                              achieving greater long-term gains.
                                                                                   -    Mid Value Index (250 companies)
                              INDEXES are composed of groups of securities
                              chosen to represent an entire stock or bond          -    Small Growth Index (300 companies)
                              market, or a major market segment. Indexes may
                              include securities that meet objective criteria,     -    Small Value Index (350 companies)
                              such as country of origin, industry sector or
                              company size. Including a security in an index       The large, mid and small indexes include only
                              means merely that it has satisfied the selection     companies with these respective sizes. Dow Jones
                              criteria. It implies no expectation about            defines large-cap as those companies that make up
                              anticipated performance, good or bad.                70% of what it considers to be the total
                                                                                   float-adjusted market capitalization; mid-cap is
                              In allocating among the underlying type of mutual    the next 20%; and small-cap is the next 5%. (The
                              funds for the Fund,                                  companies in the smallest 5% are considered
                                                                                   micro-cap and are eliminated due to their low
                                                                                   liquidity.) Currently, Dow Jones reviews the
                                                                                   composition of the Dow Jones U.S. Style Indexes
                                                                                   twice a year, in March and September. The equity
                                                                                   portion of each Dow Jones U.S. Target Date

                                    American Independence NestEgg 2020 Fund                          Acquiring Fund
                              --------------------------------------------------   -------------------------------------------------
                              IFSI uses investment research provided by the        Index is made up of one-third large cap,
                              Sub-Adviser that identifies and analyzes major       one-third mid-cap and one-third small-cap and is
                              market trends on an ongoing basis to arrive at a     equally divided between growth and value.
                              strategy involving those asset classes, countries,
                              sectors and styles of investing the Adviser          The growth and value indexes include only
                              believes appropriate to the Fund. If the             companies with these respective stock
                              reorganization is approved, the Acquiring Fund       characteristics. The indexes use a methodology
                              will not retain the existing Sub-Adviser, La Jolla   that is designed to exclude most companies that
                              Economics.                                           cannot be clearly classified as either growth or
                                                                                   value, as well as companies that are very small
                                                                                   and thinly traded.

                                                                                   Although the Adviser does not currently intend to
                                                                                   do so, at some time in the future, the Fund may
                                                                                   also seek to achieve its objective by investing
                                                                                   in a set of underlying Master Portfolios each
                                                                                   representing various asset classes and sectors
                                                                                   which are representative of the sub-indexes which
                                                                                   comprise the Dow Jones U.S. Target Date Indexes.
                                                                                   If the Fund was to do this, it would bear a
                                                                                   portion of the underlying portfolio's expenses.
                                                                                   Shareholders would be notified in advance in the
                                                                                   event the Fund was to achieve its objective by
                                                                                   investing through master portfolios.

Target Allocation             Based on current assessment of markets, the range    Set forth below is a chart showing each Fund's
                              of asset allocation represented by the underlying    target allocation range for the asset class
                              mutual funds and ETFs of the Fund is.                represented by underlying Dow Jones Style
                                                                                   Indexes.
                              Equity Index Funds or ETFs 50-65% Bond Index Funds
                              or ETFs 30-50% Money Market Funds 0-10%              Equity Indexes-50.6%
                                                                                   Bond Indexes-45.4%
                              As the stated time horizon approaches, the           Cash Index-4%
                              allocation will shift towards more conservative
                              investments and have lower expected returns. By      The Fund's asset allocation will become more
                              the time the                                         conservative over time by decreasing equity
                                                                                   exposure as the Fund approaches its target date.
                                                                                   The assets of the Fund are rebalanced monthly.

                                    American Independence NestEgg 2020 Fund                          Acquiring Fund
                              --------------------------------------------------   -------------------------------------------------
                              Fund reaches its time horizon, it has tilted as
                              far as it will go in favor of capital preservation
                              at the expense of capital return..

Diversification               Each Fund is diversified for the purpose of the Investment Company Act and is subject to diversification requirements under the Internal Revenue Code of 1986, as amended (the "Code").

Restricted and illiquid       The Fund may not invest more than 15% of its net assets in illiquid securities.
securities

Borrowing                     The Fund may not borrow money or issue senior        The Fund may not borrow money or issue senior
                              securities, except to the extent permitted under     securities, except that the each Fund may borrow
                              the 1940 Act, including the rules, regulations and   from banks and enter into reverse repurchase
                              any orders obtained thereunder.                      agreements for temporary purposes and then in
                                                                                   amounts not in excess of 10% of the value of its
                                                                                   total assets at the time of such borrowing; or
                                                                                   pledge any assets except in connection with any
                                                                                   such borrowing and in amounts not in excess of
                                                                                   the lesser of the dollar amounts borrowed or 10%
                                                                                   of the value of its total assets at the time of
                                                                                   such borrowing.

Lending                       The Fund may not make loans to other parties,        The Fund may not make loans, except that the each
                              except to the extent permitted under the 1940 Act,   Fund may (a) purchase and hold debt instruments
                              including the rules, regulations and any orders      in accordance with its investment objective and
                              obtained thereunder. For the purposes of this        policies; (b) enter into repurchase agreements
                              limitation, entering into repurchase agreements,     with respect to portfolio securities; and (c)
                              lending securities and acquiring any debt            lend portfolio securities against collateral
                              securities are not deemed to be the making of        consisting of cash or securities which is
                              loans.                                               consistent with the Fund's permitted investments
                                                                                   and is equal at all times to at least 100% of the
                                                                                   value of the securities loaned.

Derivative Instruments        The Funds may purchase certain "derivative" instruments as described below under various headings.
                              Derivative instruments are instruments that derive value from the performance of underlying assets, interest or currency exchange rates or indices, and include, but are not limited to, participation certificates, custodial receipts, futures contracts, options, forward foreign currency contracts, interest rate swaps and structured debt obligations

                                    American Independence NestEgg 2020 Fund                          Acquiring Fund
                              --------------------------------------------------   -------------------------------------------------
                              (including collateralized mortgage obligations and other types of mortgage-related securities,
                              "stripped" securities and various floating rate instruments).

Other investment policies     As described above, the Funds have substantially similar principal investment strategies and policies.
and restrictions              Certain of the non-principal investment policies and restrictions are different. For a more complete discussion of each Fund's other investment policies and fundamental and non-fundamental investment restrictions, see the SAI.

                                                BUYING, SELLING AND EXCHANGING SHARES

Sales Charges and Rule        Premium shares are offered with an initial sales     Institutional Class shares are offered without
12b-1 Fees                    charge of 1.50% of the offering price which is       sales charges, CDSCs or distribution and other
                              waived under certain circumstances.                  12b-1 fees. Class I shares redeemed within 60
                                                                                   days of purchase are charged a redemption fee of
                              Premium shares are subject to a 12b-1 fee of up      2.00% of the amount redeemed.
                              to 0.75% of average daily net assets. Premium
                              shares are also subject to a service organization
                              fee of 0.25%. However, BISYS has contractually
                              agreed to waive 0.20% of the 12b-1 fee at least
                              until March 1, 2006. Further reductions to the
                              annual operating fees for Premium Class
                              shareholders are offered at least until March 1,
                              2006. See "Management and Other Fees" below.

                              Service shares are offered without a sales charge.
                              Service shares are subject to a 12b-1 distribution fee of up to 0.25% of average daily net assets.
                              Service shares are also subject to a service organization fee of 0.25%. However, BISYS has contractually agreed to waive 0.20% of the 12b-1 fee at least until March 1, 2006. Further reductions to the annual operating fees for Service shareholders are also offered at least until March 1, 2006. See "Management and Other
                              Fees" below.

Management and                An annual management fee of                          The Fund pays Arrivato a

                                    American Independence NestEgg 2020 Fund                          Acquiring Fund
                              --------------------------------------------------   -------------------------------------------------
Other Fees                    0.70% of the average daily net assets of the         management fee at an annual rate of 0.60% of the
                              NestEgg 2020 Fund is attributable to investors in    Fund's average daily net assets.
                              Premium and assets. shares.

                              At least until March 1, 2006, the total annual       The total operating expenses of the Fund are
                              operating fees for the Nest Egg 2020 Fund are        being limited to 0.95% for Institutional Class
                              being capped at 1.55% for Premium shareholders and   shares until 3/1/09 after giving effect to
                              1.00% for Service shareholders. Prior to giving      expense reductions approved by Arrivato. The
                              effect to the fee cap, expenses excluding            Fund has not commenced operations. Prior to
                              management, the 12b-1 fee and the service            giving effect to the expense reductions,
                              organization fee were 0.51% for Premium shares       expenses excluding the management fee would have
                              0.51% for Service shares; total Fund operating       been 0.47% for Institutional Class shares and
                              expenses were 2.21% and 1.71% for Premium and        total annual Fund operating expenses would have
                              Service shares, respectively.                        been 1.07% for Institutional Class shares.

Buying Shares                 Investors in Premium and Service shares may          Purchases of Institutional Class shares may only
                              establish non-retirement accounts with a minimum     be made by (i) trust or investment management
                              initial investment of $1000 and retirement           and other fiduciary accounts managed or
                              accounts with a minimum initial investment of        administered by Arrivato or its affiliates or
                              $250, which may be waived by the Fund in certain     correspondents pursuant to a written agreement,
                              circumstances. Subsequent investments are subject    (ii) persons who are purchasing shares with the
                              to a $50 minimum, which also may be waived by the    proceeds of a distribution from a trust,
                              Fund in certain circumstances. Investors may         investment management and other fiduciary account
                              purchase shares directly in the Fund by mail,        managed or administered by Arrivato or its
                              overnight service, electronic or wire transfer or    affiliates or correspondents, pursuant to a
                              through enrollment in the automatic investment       written agreement, and (iii) other persons or
                              plan. If you are investing through a financial       organizations authorized by the Distributor. The
                              advisor, your financial advisor will give you        minimum investment amount is $5,000,000, which
                              instructions on how to purchase shares in the        may be waived by the Fund if it considers it in
                              Fund.                                                the best interest of the Fund and its
                                                                                   shareholders. Institutional Class shares may be
                                                                                   purchased directly, through the Distributor or
                                                                                   through banks, brokers and other investment
                                                                                   representatives. If you are investing directly,
                                                                                   you may obtain

                                    American Independence NestEgg 2020 Fund                          Acquiring Fund
                              --------------------------------------------------   -------------------------------------------------
                                                                                   an application to open an account with the Fund
                                                                                   online or by telephone. Initial purchases may be
                                                                                   made by mail, express delivery, wire or through
                                                                                   the Fund's automatic investment plan. Subsequent
                                                                                   purchases may be made by mail, express delivery,
                                                                                   wire, automatic investment plan or, in certain
                                                                                   circumstances, by telephone. If you are investing
                                                                                   through a financial advisor, your financial
                                                                                   advisor will give you instructions on how to
                                                                                   purchase shares in the Fund.

Exchanging Share              Subject to minimum investment requirements,          Investors in the Fund's Institutional Class
                              investors in the NestEgg 2020 Fund may exchange      shares may exchange their shares for the same
                              their shares for the same class of shares in any     Institutional Class shares in any other American
                              other NestEgg Fund or the Money Market Fund. The     Independence Fund. The Fund's overall exchange
                              overall exchange privilege is subject to change on   privilege is subject to change on 60 days' notice
                              60 days' notice. To prevent disruption in the        if the change is material. Additionally, the Fund
                              management of funds managed by IFSI, the NestEgg     will suspend, limit or terminate the exchange
                              2020 Fund may refuse any purchase or exchange        privilege of any shareholder who makes more than
                              request if management determines that such request   12 exchanges in a calendar year or otherwise
                              would adversely affect the net asset value of the    demonstrates what the Fund believes to be a
                              NestEgg 2020 Fund. The management of the NestEgg     pattern of "market timing."
                              2020 Fund reserves the right to limit activity to
                              five exchanges within a one year period with no      Exchanges may be made by fax, mail, express
                              more than three exchanges in a calendar quarter.     delivery, telephone, or by enrolling in the
                              This policy has been adopted in part to counter      systematic withdrawal plan. There is a $25
                              "market timing" strategies. If you intend to         minimum on exchanging fund shares.
                              engage in market timing, do not invest in NestEgg
                              2020 Fund shares.

                              Exchanges of NestEgg 2020 Fund shares may be made in writing or by telephone.

                                    American Independence NestEgg 2020 Fund                          Acquiring Fund
                              --------------------------------------------------   -------------------------------------------------
Selling Shares                Sales of NestEgg 2020 Fund Shares may be made by     Some sell orders, including those for more than
                              telephone, mail, overnight service, electronically   $100,000, must be placed in writing with a
                              or by requesting wire transfer or through the        signature guarantee. If you are investing
                              systematic withdrawal plan. Shares of the Fund are   directly, sales of Fund shares may be effected by
                              sold at the net asset value per share next           fax, mail, express delivery, telephone (via wire
                              calculated after the Fund receives your request to   or ACH transfer with a minimum sell order of
                              sell in good order. Redemptions may also be          $1,000) or through the systematic withdrawal
                              effected through financial intermediaries in         plan. A purchase request received before the
                              certain instances.                                   close of regular trading on the New York Stock
                                                                                   Exchange (generally 4 p.m. Eastern Time) that has
                                                                                   been determined to be in "good order" will be
                                                                                   processed at that day's NAV plus any applicable
                                                                                   sales charge or redemption fee. If you are
                                                                                   investing through a financial advisor, your
                                                                                   advisor will give you instructions on how to sell
                                                                                   your shares.


COMPARISON OF PRINCIPAL RISKS OF INVESTING IN THE FUNDS

Because each Fund has substantially similar investment objectives, investment policies and strategies, the Funds are subject to the same principal risks. You could lose money on your investment or not make as much as if you invested elsewhere.

STOCK MARKET RISK

Stock prices change daily, and may rise or fall in response to business, political, or economic news. Declines in the market may occur rapidly or slowly, and may be short- or long-lived. The Funds' share prices change with the value of the Funds' securities, and when you sell shares they may be worth more or less than what you paid for them.

STYLE RISK

Growth stocks and value stocks tend to perform differently in different markets. Because the Funds invests in both types of stocks, their performance may lag whichever category performs best during a given period.

MID- AND SMALL-CAP RISK

Because midsized and small companies tend to have limited business lines, financial resources, and competitive advantages compared to larger companies, their stock prices tend to fluctuate more than those of larger companies, and may move in a different direction than the broader market. Shares of small companies in particular may be thinly traded, making them potentially less easy to buy or sell at a desired time or price. Rising interest rates and changes in key personnel may hurt small businesses more than large ones.

DERIVATIVES RISK

Derivatives, including futures and options, could produce losses that are substantially greater than the amount invested. Derivatives could also add to the fund's expenses or eliminate some opportunities for gains. With some derivatives, there is also a risk that the Funds could lose money if the counterparty to the derivative fails to honor its contractual obligation.

FOREIGN INVESTMENT RISK

Since the Funds may directly or indirectly invest in foreign securities, the Funds are subject to additional risks. Foreign securities often trade on markets that have less reliable information available and lower transaction volumes than markets in the United States. Consequently, stock and bond prices can be more volatile and more difficult to value. Investing in foreign markets is generally more expensive, due to currency exchange costs, higher commissions on trades and higher custodial fees. Currencies may weaken relative to the U.S. dollar, eroding the dollar value of investments denominated in those currencies. The Dow Jones U.S. Funds do not intent to invest in foreign securities except through ADR programs as described below.




INTEREST RATE RISK

When interest rates rise, market prices of bonds generally fall, which could hurt the total return of the Fund's bond allocation. Debt and money market securities have varying levels of sensitivity to changes in interest rates. In general, the price of a debt or money market security can fall when interest rates rise and can rise when interest rates fall. Securities with longer maturities, mortgage securities, and the securities of issuers in the financial services sector can be more sensitive to interest rate changes. In other words, the longer the maturity of a security, the greater the impact a change in interest rates could have on the security's price. In addition, short-term and long-term interest rates do not necessarily move in the same amount or the same direction. Short-term securities tend to react to changes in short-term interest rates, and long-term securities tend to react to changes in long-term interest rates.

PREPAYMENT RISK

Many types of debt securities, including mortgage securities, are subject to prepayment risk. Prepayment occurs when the issuer of a security can repay principal prior to the security's maturity. Securities subject to prepayment can offer less potential for gains during a declining interest rate environment and similar or greater potential for loss in a rising interest rate environment. In addition, the potential impact of prepayment features on the price of a debt security can be difficult to predict and result in greater volatility. This risk could affect the total return of the Fund's bond allocation.

CREDIT RISK

The Fund's bond allocation could perform poorly if the credit quality of its bonds declines, or if a bond goes into default. Hard economic times, corporate malfeasance, and incorrect assessment of risks are among the types of factors that could cause a decline in credit quality.

An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

INVESTMENT COMPANIES

By investing in shares of investment companies each American Independence NestEgg Fund indirectly pays a portion of the operating, management and other expenses of each investment company. Therefore, you may indirectly pay higher total operating expenses and other costs than you might pay by owning the underlying mutual funds. Because the Funds may invest in open-end funds, you may receive more taxable capital gains distribution than would be the case if you invested directly in the underlying mutual fund. In addition, because a Fund may invest up to 100% of its assets in investment companies, the category of which is considered under the Standard Industry Code to be an "industry", the Fund "concentrates" (that is, it invests more than 25% of) its investments in a single industry.

INDEX RISK


In addition to the risks above, the Dow Jones U.S. Target Date Funds are also subject to Index Risk. Because the Funds use an indexing strategy, your money remains fully exposed to market conditions (as measured by the index) during market declines. In addition, the Fund could underperform the Target Date Index over the short or long term. Reasons for this include the effects of Fund expenses and transaction costs; differences between the stocks and bonds (and their weightings) in the Target Date Index and in the Fund's portfolio; and the timing and magnitude of shareholder transactions in fund shares.


RISK DIFFERENCES AMONG THE FUNDS

The NestEgg Capital Preservation and the NestEgg 2010 Funds (and the corresponding Dow Jones U.S. 2010 and 2015 Funds) are currently subject to the highest levels of Bond Investment Risk, Credit Risk and Interest Rate Risk and lowest levels of Stock Investment Risk and Foreign Investment Risk of all of the Funds although they are not free of Stock Investment Risk altogether. The NestEgg 2020 Fund (and the corresponding Dow Jones U.S. 2020 Fund) is currently subject to a significant level of Bond Investment Risk, Credit Risk and Interest Rate Risk, but less than the NestEgg Capital Preservation and NestEgg 2010 Funds (and the corresponding NestEgg Dow Jones U.S. 2010 and 2015 Funds). Likewise, the NestEgg 2020 Fund (and the NestEgg Dow Jones U.S. 2020 Fund) is currently subject to a significant level of Stock Investment Risk and Foreign Investment Risk but less than the NestEgg 2030 and 2040 Funds (and the corresponding NestEgg Dow Jones U.S. 2020 and 2030 Funds). The NestEgg 2030 and the NestEgg 2040 Funds (and the corresponding NestEgg Dow Jones U.S. 2030 and 2040 Funds) currently have the highest levels of Stock Investment Risk and Foreign Investment Risk and the lowest levels of Bond Investment Risk, Credit Risk and Interest Rate Risk, although they are not free of Bond Investment Risk, Credit Risk and Interest Rate Risk altogether.

REASONS FOR THE REORGANIZATION.

     The Trustees of the American Independence Funds believe that the proposed Reorganization is in the best interests of the Fund and the shareholders. The Trustees considered the following matters, among others, in approving the proposal.

     First, IFSI, the investment adviser to the Fund, informed the Trustees that it does not intend to continue to provide investment advisory services to the American Independence Funds. Consequently, a change in your American Independence Fund's investment adviser is necessary.

     Second, the Trustees reviewed with Arrivato the investment objective, investment policies and strategy and past performance of the Dow Jones U.S. Target Date Indexes and the Trustees concluded that the Fund and the shareholders would benefit by implementing the strategy of the Dow Jones U.S. Target Date Funds.

     Third, the Institutional Class shares received in the Reorganization will provide Fund shareholders with exposure to a substantially similar investment product as they currently have with a lower expense ratio. Arrivato has agreed to cap the expense ratio of the Fund for a five year period.

     Fourth, the transaction is structured to qualify as a tax-free reorganization under Section 368(a) of the Internal Revenue Code of 1986 and therefore will not be treated as a taxable sale of your American Independence shares.

     Arrivato and INTRUST will pay all costs of the Reorganization, including legal costs and the costs of preparing and printing the American Independence Funds' proxy statements and solicitation.

     The Trustees also considered that Arrivato and INTRUST will benefit from the Reorganization. See "Will Arrivato and INTRUST Benefit from the Reorganizations."

     The Board of Trustees of the Arrivato Fund also considered that the Reorganization presents an excellent opportunity for the Arrivato Fund to acquire investment assets without the obligation to pay commissions or other transaction costs that a fund normally incurs when purchasing securities. This opportunity provides an economic benefit to the Arrivato Fund and its shareholders.

                     TRUSTEES' EVALUATION AND RECOMMENDATION

     For the reasons described above, the Trustees, including the Independent Trustees, approved the Reorganization. In particular, the Trustees determined that the Reorganization is in the best interests of your Fund. Similarly, the Board of Trustees of the Arrivato Fund, including its Independent Trustees, approved the Reorganization. They also determined that the Reorganization is in the best interests of the Arrivato Fund.

                                  PROPOSAL 1(I)
             COMPARISON OF THE AMERICAN INDEPENDENCE NESTEGG 2030 FUND
                                       TO
                  NESTEGG DOW JONES U.S. 2030 TARGET DATE FUND


THE AMERICAN INDEPENDENCE NESTEGG 2030 FUND and its corresponding Acquiring Fund will pursue the same investment objectives, utilize substantially similar principal investment strategies to pursue their investment objectives, and hold substantially similar securities. American Independence Financial Services, LLC will be the new advisor to the Fund.

For more information regarding the differences between principal investments, investment process and risks of the American Independence NestEgg Funds and the Dow Jones U.S. Target Date Funds see Appendix B "PRINCIPAL INVESTMENTS, INVESTMENT PROCESS AND RISKS OF THE DOW JONES U.S. TARGET DATE FUNDS AND THE AMERICAN INDEPENDENCE NESTEGG FUNDS".

COMPARISON OF CURRENT FEES AND EXPENSES

The following chart shows current operating expense ratios for the NestEgg 2030 Fund and fees paid by existing shareholders if the reorganization is approved. Ratios are shown at three levels:

a) Gross expenses are the total operating expenses of a fund, and represent what a shareholder could potentially pay if waiver and expense reimbursements were not in place;

b) Net expenses are those expenses that a shareholder can expect to actually pay, after an adviser or other service provider has waived fees and/or reimbursed expenses; and

c) The contractual expense cap is the ratio at which a fund's adviser has contractually agreed to maintain the expenses a shareholder will pay.


    AMERICAN INDEPENDENCE/                            GROSS OPERATING   NET OPERATING      CONTRACTUAL
           NEW FUND                 SHARE CLASS        EXPENSE RATIO    FUND EXPENSES   EXPENSE CAP RATIO
    ----------------------      -------------------   ---------------   -------------   -----------------
American Independence NestEgg
   2030 Fund                    Service (1)                1.90%            1.00%             1.00%
American Independence NestEgg
   2030 Fund                    Premium (1)                2.40%            1.55%             1.55%
New NestEgg Dow Jones U.S.
   2030 Fund                    Institutional Class        1.13%            0.95%             0.95%
                                (1)(2)


----------
(1) The expense ratios for the American Independence Fund are based on the actual expenses for the Fund's most recent fiscal year ended October 31, 2004. The ratios for the Acquiring Fund are based on estimates for the current fiscal year.


(2) The new Fund will feature an Institutional Class of shares which will have Expense Ratios which shall be limited as a percentage of net assets (pursuant to an agreement which shall run a minimum of three years until
      March 1, 2009).



In the Reorganization, the Acquiring Fund will have a lower contractual expense cap than the corresponding Fund. The Acquiring Fund's Adviser has contractually committed to maintain the shown contractual expense cap until March 1, 2009.

                        SHAREHOLDER TRANSACTION EXPENSES


                                                       AMERICAN       AMERICAN      ACQUIRING NESTEGG
                                                     INDEPENDENCE   INDEPENDENCE    DOW JONES U.S.
                                                     NESTEGG 2030   NESTEGG 2030       2030 FUND
                                                     FUND SERVICE   FUND PREMIUM     INSTITUTIONAL
             FEES PAID BY YOU DIRECTLY                   CLASS          CLASS          CLASS(1)
             -------------------------               ------------   ------------   ----------------
Maximum Sales Charge Load) imposed on Purchases
(as a percentage of offering price ...............       None           1.50%       None
ANNUAL FUND OPERATING EXPENSES (FEES PAID FROM
FUND ASSETS)
Management fee ...................................       0.70%          0.70%       0.60%
Distribution (12b-1) fee .........................       0.25%          0.75%       None
Other expenses ...................................       0.95%          0.97%       0.53%
Total Fund Operating Expenses ....................       1.90%          2.42%       1.13%
Fee Waiver/Expense Reimbursement .................       0.90%          0.87%       0.18%
Net Expenses .....................................       1.00%          1.55%       0.95%



(1) The expenses are based on estimated pro forma annual expenses. Future expenses may be greater or less.



The hypothetical example below helps you compare the cost of investing in each Fund. It assumes that: (a) you invest $10,000 in each Fund for the time periods shown, (b) you reinvest all dividends and distributions, (c) your investment has a 5% return each year, and (d) redemption at the end of each period and (e) the Fund's gross operating expenses remain the same. The examples are for comparison purposes only and are not a representation of either Fund's actual expenses or returns, either past or future.



                                       1 YEAR   3 YEARS   5 YEARS   10 YEARS
                                       ------   -------   -------   --------
AMERICAN INDEPENDENCE
NESTEGG 2030 FUND
Service Class Shares                    $250      $652     $1,079    $2,267
Premium Class Shares                    $158      $667     $1,204    $2,672
ACQUIRING NESTEGG DOW JONES 2030 FUND
Institutional Class Shares              $ 97      $341     $  605    $1,359



PERFORMANCE BAR CHART AND TABLE
YEAR-BY-YEAR TOTAL RETURNS -PREMIUM SHARES(1)
[Bar graph in %]


       Service Class     Premium Class
2000       -6.02%            -6.72%
2001      -10.52%           -11.18%
2002      -15.70%           -16.29%
2003       23.88%            23.07%
2004       10.23%             9.62%
2005        4.79%             4.26%


Service Class
Best quarter:     12.93%   Q2   '03
Worst quarter:   -13.79%   Q3   '02

Premium Class
Best quarter:     12.67%   Q2   '03
Worst quarter:    -3.44%   Q1   '03

----------


(1) These figures are as of December 31 of each year. They do not reflect sales charges and would be lower if they did. The Fund's after-tax returns shown below are calculated using the historical highest individual federal marginal income tax rates, and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

Set forth below is performance information for the Fund. The Chart shows how the Fund's total return (not including any deduction for sales charges) has varied from year to year. The table shows average total return for the Fund over time for each class of shares compared to a broad based market index. The bar chart gives you an indication of the risks of investing in the Fund, including the fact that you could incur a loss and experience volatility of returns year to year. Past performance does not indicate future results. The Acquiring Fund has not yet commenced operations.



                                                             AVERAGE ANNUAL TOTAL RETURNS
                                                        -------------------------------------
                                                          ONE YEAR ENDED     FIVE YEARS ENDED
                                         INCEPTION      DECEMBER 31, 2005   DECEMBER 31, 2005   SINCE INCEPTION
                                      ---------------   -----------------   -----------------   ---------------

SERVICE CLASS (1)                     January 4, 1999   4.79%               1.54%               2.36%
Return Before Taxes                                     4.33%               1.06%               1.90%
Return after taxes on Distribution
Return after taxes on distribution                      3.44%               1.04%               1.76%
  and sale of shares
PREMIUM CLASS(1)                      January 4, 1999
Return Before Taxes                                     2.68%               0.60%               1.46%
Return after taxes on Distribution                      2.32%               0.21%               1.07%
Return after taxes on distribution                      2.02%               0.29%               1.03%
  and sale of shares
Lehman Brothers Aggregate
  Bond Index                                           2.43%               5.87%               5.69%
Lipper Flexible Portfolio Fund                         6.34%               2.54%               3.09%
Wilshire 5000 Index                                    6.25%               3.48%               0.81%
Morgan Stanley Capital
  International Europe
  Australasia and Far East
  (MSCI EAFE) Index                                   14.02%               4.94%               4.86%


(1) These figures reflect deduction of sales charges. After-tax returns are calculated using historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from hose shown. After-tax returns shown are not relevant to investors who hold Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

COMPARISON OF INVESTMENT OBJECTIVES, PRINCIPAL INVESTMENT STRATEGIES AND
POLICIES

The American Independence NestEgg 2030 Fund and its corresponding Acquiring Fund will pursue the same investment objectives, utilize substantially similar principal investment strategies to pursue their investment objective and hold substantially similar securities. American Independence Financial Services, LLC will be the new advisor to the Fund. For more information regarding the differences between principal investments, investment process and risks of the American Independence NestEgg Funds and the proposed NestEgg Dow Jones U.S. Target Date Funds see Appendix B "PRINCIPAL INVESTMENTS, INVESTMENT PROCESS AND RISKS OF THE NESTEGG DOW JONES U.S. TARGET DATE FUNDS AND THE AMERICAN INDEPENDENCE NESTEGG FUNDS.

As a result, the proposed Reorganization is expected to cause minimal portfolio turnover or transaction expenses from the sale of securities that are incompatible with the investment objective(s) of the Acquiring Fund.

The following is a summary of more complete information appearing later in this Proxy Statement/Prospectus or incorporated herein. You should read carefully the entire Proxy Statement/Prospectus, including the form of Agreement and Plan of Reorganization attached as EXHIBIT A-1, because it contains details that are not in the summary.


                                    American Independence NestEgg 2030 Fund                          Acquiring Fund
                              --------------------------------------------------   -------------------------------------------------
Business                      A diversified series of American Independence        A diversified series of Arrivato Funds, an
                              Funds, an open-end management investment company     open-end management investment company organized
                              organized as a Delaware business trust.              as a Delaware business trust.

Net assets as of              $18.8 million                                        The Arrivato Dow Jones U.S. 2030 Fund is newly
December 31, 2005                                                                  created and does not intend to commence
                                                                                   operations until the Reorganization occurs.

Investment advisers and       Investment Adviser:                                  Investment Adviser:
portfolio managers            IFSI                                                 Arrivato

                              Portfolio Manager and Subadviser to the Fund:        Portfolio Manager to the Fund:

                              Thomas S. Gangel, President of IFSI, is              Jared Goldstrom, Vice President and Portfolio
                              responsible for the investment management            Manager. Mr. Goldstrom joined Arrivato Advisors
                              oversight for IFSI in its role as adviser to the     in May of 2005. Before joining Arrivato, Mr.
                              NestEgg Funds. Mr. Gangel has over 16 years of       Goldstrom was Head Trader of a private investment
                              experience in the investment and trust industry,     fund based out of New York. Prior to that he was
                              including the development of equity and fixed        Head Managing Trader at E*Trade Professional, the
                              income investment services and individual            trading division of E*Trade Securities. Mr.
                              portfolio and relationship management. IFSI          Goldstrom graduated from Emory University with a
                              discharges its responsibilities subject to the       B.A. in Economics. Mr. Goldstrom is a member of
                              supervision of, and policies set by, the Trustees    the Securities Trader Association and also holds
                              of the Trust. Prior to his employment with INTRUST   the Chartered Portfolio Management certification.
                              Bank N.A. in 1997.

                              The Sub-Investment Adviser:

                              La Jolla Economics, 7608 La Jolla

                                    American Independence NestEgg 2030 Fund                          Acquiring Fund
                              --------------------------------------------------   -------------------------------------------------
                              Boulevard, La Jolla, CA is a registered investment
                              adviser and, since 1997, has provided investment
                              management, advisory, administrative and asset
                              management consulting to institutional and
                              corporate investors.

Investment objective          The Fund seeks to maximize assets for retirement     The Fund's fundamental strategy is to seek to
                              or other purposes, consistent with the               track the overall performance of the Dow Jones
                              quantitatively measured risk that investors on       U.S. Target Date 2030 Index, before operating
                              average may be willing to accept given their         expenses. The Fund seeks to provide capital
                              investment time horizon of the year 2030. This       appreciation and current income consistent with
                              objective is non-fundamental and may be changed by   its current asset allocation. The Fund's
                              the Trustees of the Fund without shareholder         fundamental strategy may only be changed by a
                              approval.                                            vote of a majority of the outstanding shares.

Primary investments           The Fund may invest in underlying funds              Under normal circumstances, the Fund intend to
                              representing all the following widely recognized     invest at least 80% of its assets, determined at
                              asset classes:                                       the time of purchase, in securities included in
                                                                                   the Dow Jones U.S. Target Date 2030 Indexes and
                              -    money market instruments                        in derivative instruments, such as futures
                                                                                   contracts and options, that provide exposure to
                              -    bonds, such as US government bonds, bonds       the stocks of companies in the Dow Jones U.S.
                                   issued by corporations, mortgage-backed         Target Date Indexes.
                                   securities and foreign bonds form four
                                   separate sub-categories of bond investments     The  Fund may invest in

                              -    stocks of the largest US companies - stocks     -    common stocks of companies traded on major
                                   of all other publicly traded US corporations         U.S. stock exchanges,

                              -    stocks that trade outside the United States     -    Fixed income securities included in the
                                                                                        Lehman Government, Corporate, and Mortgage
                              -    mortgage related securities                          Bond Indexes

                              Types of Underlying Funds                            -    Short term Money Market securities

                              EQUITY INDEX FUNDS: Equity ETFs:                     -    Exchange-traded funds that provide exposure
                                                                                        to one or more Dow Jones U.S. Style Indexes,
                              -    Vanguard Institutional Index IShares                 the Lehman U.S. Bond index, or derivatives
                                                                                        that serve this same purpose such as options
                              -    S&P 500 Index Vanguard Value Index IShares           and futures.

                              -    S&P 500 Growth Index Vanguard Growth Index
                                   IShares

                              -    S&P 400 Value Index Vanguard MidCap Index
                                   Fund IShares

                              -    S&P 400 Growth Index Vanguard Small Cap Index
                                   Fund IShares

                              -    Russell 2000 Index Vanguard Small Cap Value
                                   Index Fund IShares

                              -    Russell 2000 Value Index Vanguard

                                    American Independence NestEgg 2030 Fund                          Acquiring Fund
                              --------------------------------------------------   -------------------------------------------------
                                   Small Cap Growth Index IShares

                              -    Russell 2000 Growth Index IShares

                              BOND INDEX FUNDs:

                              -    Vanguard Total Bond Market Fund

Investment strategies         The Fund, like the other NestEgg Funds, pursues a    The Fund's fundamental strategy is to seek to
                              common strategy of allocating and reallocating       track the overall performance of the Dow Jones
                              investments among underlying mutual funds            U.S. Target Date 2030 Index, before operating
                              representing stocks, bonds and money market          expenses.
                              instruments.
                                                                                   The Fund may use statistical sampling techniques
                              Many of the underlying mutual funds invest, either   in seeking to track the performance of the 2030
                              directly or indirectly, in stocks, bonds or other    Index. The Fund intends to adjust its holdings to
                              securities with the goal of matching a specific      reflect any changes arising from changes in the
                              stock or bond index and are commonly known as        composition of the 2030 Index.
                              index funds and exchange traded funds ("ETFs").
                              Most of the indexes of the underlying equity         As of June 30, 2005, the allocation of the 2030
                              mutual funds are well-known broad-based market       Index was 79.1% equally divided among the six Dow
                              indexes, such as the S&P 500 Index of large          Jones U.S. Style Indexes, 16.9% equally divided
                              company stocks. Other stock indexes of underlying    among three U.S. bond indexes and 4% in one cash
                              stock funds representing a smaller portion of the    index. The Fund's asset allocation will become
                              Fund's investments reflect a particular market       more conservative over time by decreasing equity
                              segment and include mid- to small-capitalization     exposure as the Fund approaches its target date.
                              stocks, foreign securities, emerging market
                              securities and depositary receipts. The indexes of   The assets of the Arrivato Dow Jones U.S. 2030
                              the underlying bond funds consist of intermediate    Fund will be rebalanced monthly. Although major
                              and long-term bonds, including investment grade      changes tend to be rare, the Fund's fundamental
                              bonds that have been rated within the four highest   strategy can only be changed by a vote of the
                              rating categories by a nationally recognized         majority of the Fund's outstanding shares.
                              statistical rating organization such as Standard &
                              Poor's Corporation (S&P) or Moody's Investor         The Fund allocates at least 4% of its assets to
                              Service, Inc. (Moody's), corporate debt and          each of the major asset classes (stocks, bonds,
                              government obligations (which include                and cash) - The Fund intends to remain fully
                              mortgage-backed securities). The Fund also may       invested at all times, and does not
                              invest in money market funds.


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

                                    American Independence NestEgg 2030 Fund                          Acquiring Fund
                              --------------------------------------------------   -------------------------------------------------
                              QUANTITATIVELY MEASURED RISK gauges both the         intend to make more defensive investments in
                              frequency and degree to which an asset class will    adverse market conditions
                              perform below the long-term expected average.
                                                                                   DEFINITION OF THE DOW JONES U.S. STYLE INDEXES A
                              An investment's TIME HORIZON marks the point when    series of six unmanaged indexes representing the
                              investors plan to start making net withdrawals. As   six main categories of stocks within the U.S.
                              a general rule, investors with a longer time         stock market. The six indexes, and the
                              horizon have a greater tolerance for risk than       approximate number of companies in each index,
                              investors with a shorter time horizon. Long-term     are:
                              investors are more likely to accept a greater risk
                              of short-term loss for the opportunity of            -    Large Growth Index (100 companies)
                              achieving greater long-term gains.
                                                                                   -    Large Value Index (125 companies)
                              INDEXES are composed of groups of securities
                              chosen to represent an entire stock or bond          -    Mid Growth Index (200 companies)
                              market, or a major market segment. Indexes may
                              include securities that meet objective criteria,     -    Mid Value Index (250 companies)
                              such as country of origin, industry sector or
                              company size. Including a security in an index       -    Small Growth Index (300 companies)
                              means merely that it has satisfied the selection
                              criteria. It implies no expectation about            -    Small Value Index (350 companies)
                              anticipated performance, good or bad.
                                                                                   The large, mid and small indexes include only
                              In allocating among the underlying type of mutual    companies with these respective sizes. Dow Jones
                              funds for the Fund, IFSI uses investment research    defines large-cap as those companies that make up
                              provided by the Sub-Adviser that identifies and      70% of what it considers to be the total
                              analyzes major market trends on an ongoing basis     float-adjusted market capitalization; mid-cap is
                              to arrive at a strategy involving those asset        the next 20%; and small-cap is the next 5%. (The
                              classes, countries, sectors and styles of            companies in the smallest 5% are considered
                              investing the Adviser believes appropriate to the    micro-cap and are eliminated due to their low
                              Fund. If the reorganization is approved, the         liquidity.) Currently, Dow Jones reviews the
                              Acquiring Fund will not retain the existing          composition of the Dow Jones U.S. Style Indexes
                              Sub-Adviser, La Jolla Economics.                     twice a year, in March and September. The equity
                                                                                   portion of each Dow Jones U.S. Target Date Index
                                                                                   is made up of one-third large cap, one-third
                                                                                   mid-cap and one-third small-cap and is equally
                                                                                   divided between growth and value.

                                                                                   The growth and value indexes include only
                                                                                   companies with these respective stock
                                                                                   characteristics. The indexes use a methodology
                                                                                   that is designed to exclude most companies that
                                                                                   cannot be clearly classified as either growth

                                    American Independence NestEgg 2030 Fund                          Acquiring Fund
                              --------------------------------------------------   -------------------------------------------------
                                                                                   or value, as well as companies that are very
                                                                                   small and thinly traded.

                                                                                   Although the Adviser does not currently intend to
                                                                                   do so, at some time in the future, the Fund may
                                                                                   also seek to achieve its objective by investing
                                                                                   in a set of underlying Master Portfolios each
                                                                                   representing various asset classes and sectors
                                                                                   which are representative of the sub-indexes which
                                                                                   comprise the Dow Jones U.S. Target Date Indexes.
                                                                                   If the Fund was to do this, it would bear a
                                                                                   portion of the underlying portfolio's expenses.
                                                                                   Shareholders would be notified in advance in the
                                                                                   event the Fund was to achieve its objective by
                                                                                   investing through master portfolios.

Target Allocation             Based on current assessment of markets, the range    Set forth below is a chart showing each Fund's
                              of asset allocation represented by the underlying    target allocation range for the asset class
                              mutual funds and ETFs of the Fund is.                represented by underlying Dow Jones Style
                                                                                   Indexes.

                              Equity Index Funds or ETFs 65-80%                    Equity Indexes-79.1%
                              Bond Index Funds or ETFs 15-30%                      Bond Indexes-16.9%
                              Money Market Funds 0-10%                             Cash Index-4%

                              As the stated time horizon approaches, the           The Fund's asset allocation will become more
                              allocation will shift towards more conservative      conservative over time by decreasing equity
                              investments and have lower expected returns. By      exposure as the Fund approaches its target date.
                              the time the Fund reaches its time horizon, it has   The assets of the Fund are rebalanced monthly.
                              tilted as far as it will go in favor of capital
                              preservation at the expense of capital return..

Diversification               Each Fund is diversified for the purpose of the Investment Company Act and is subject to diversification requirements under the Internal Revenue Code of 1986, as amended (the "Code").

Restricted and illiquid       The Fund may not invest more than 15% of its net     Same
securities                    assets in illiquid securities.

Borrowing                     The Fund may not borrow money or issue senior        The Fund may not borrow money or issue senior
                              securities, except to the                            securities, except that the

                                    American Independence NestEgg 2030 Fund                          Acquiring Fund
                              --------------------------------------------------   -------------------------------------------------
                              extent permitted under the 1940 Act, including the   each Fund may borrow from banks and enter into
                              rules, regulations and any orders obtained           reverse repurchase agreements for temporary
                              thereunder.                                          purposes and then in amounts not in excess of 10%
                                                                                   of the value of its total assets at the time of
                                                                                   such borrowing; or pledge any assets except in
                                                                                   connection with any such borrowing and in amounts
                                                                                   not in excess of the lesser of the dollar amounts
                                                                                   borrowed or 10% of the value of its total assets
                                                                                   at the time of such borrowing.

Lending                       The Fund may not make loans to other parties,        The Fund may not make loans, except that the each
                              except to the extent permitted under the 1940 Act,   Fund may (a) purchase and hold debt instruments
                              including the rules, regulations and any orders      in accordance with its investment objective and
                              obtained thereunder. For the purposes of this        policies; (b) enter into repurchase agreements
                              limitation, entering into repurchase agreements,     with respect to portfolio securities; and (c)
                              lending securities and acquiring any debt            lend portfolio securities against collateral
                              securities are not deemed to be the making of        consisting of cash or securities which is
                              loans.                                               consistent with the Fund's permitted investments
                                                                                   and is equal at all times to at least 100% of the
                                                                                   value of the securities loaned.

Derivative Instruments        The Funds may purchase certain "derivative" instruments as described below under various headings.
                              Derivative instruments are instruments that derive value from the performance of underlying assets, interest or currency exchange rates or indices, and include, but are not limited to, participation certificates, custodial receipts, futures contracts, options, forward foreign currency contracts, interest rate swaps and structured debt obligations (including collateralized mortgage obligations and other types of mortgage-related securities, "stripped" securities and various floating rate instruments).

Other investment policies     As described above, the Funds have substantially similar principal investment strategies and policies.
andrestrictions               Certain of the non-principal investment policies and restrictions are different. For a more complete discussion of each Fund's other investment policies and fundamental and non-fundamental investment restrictions, see the SAI.

                                                BUYING, SELLING AND EXCHANGING SHARES

Sales Charges and Rule        Premium shares are offered with an initial sales     Institutional Class shares are offered without
12b-1 Fees                    charge of 1.50% of the offering price which is       sales charges, CDSCs or distribution and other
                              waived under certain circumstances.                  12b-1 fees. Institutional Class shares redeemed
                                                                                   within 60 days of purchase are

                                    American Independence NestEgg 2030 Fund                          Acquiring Fund
                              --------------------------------------------------   -------------------------------------------------
                              Premium shares are subject to a 12b-1 fee of up to   charged a  redemption  fee of 2.00% of the amount
                              0.75% of average daily net assets. Premium shares    redeemed.
                              are also subject to a service organization fee of
                              0.25%. However, BISYS has contractually agreed to
                              waive 0.20% of the 12b-1 fee at least until March
                              1, 2006. Further reductions to the annual
                              operating fees for Premium Class shareholders are
                              offered at least until March 1, 2006. See
                              "Management and Other Fees" below.

                              Service shares are offered without a sales charge.
                              Service shares are subject to a 12b-1 distribution fee of up to 0.25% of average daily net assets.
                              Service shares are also subject to a service organization fee of 0.25%. However, BISYS has contractually agreed to waive 0.20% of the 12b-1 fee at least until March 1, 2006. Further reductions to the annual operating fees for Service shareholders are also offered at least until March 1, 2006. See "Management and Other
                              Fees" below.

Management and Other Fees     An annual management fee of 0.70% of the average     The Fund pays Arrivato a management fee at an
                              daily net assets of the Nest Egg 2030 Fund is        annual rate of 0.60% of the Fund's average daily
                              attributable to investors in Premium and Service     net assets.
                              shares.

                              At least until March 1, 2006, the total annual       The total operating expenses of the Fund are
                              operating fees for the Nest Egg 2030 Fund are        being limited to 0.95% for Institutional Class
                              being capped at 1.55% for Premium shareholders and   shares until 3/1/09 after giving effect to
                              1.00% for Service shareholders. Prior to giving      expense reductions approved by Arrivato. The Fund
                              effect to the fee cap, expenses excluding            has not commenced operations. Prior to giving
                              management, the 12b-1 fee and the service            effect to the expense reductions, expenses
                              organization fee were 0.66% for Premium and          excluding the management fee would have been
                              Service shares; total Fund operating expenses were   0.53% for Institutional Class shares and total
                              2.42% and 1.90% for Premium and Service shares,      annual Fund operating expenses would have been
                              respectively.                                        1.13% for Class I shares.

Buying Shares                 Investors in Premium and Service shares may          Purchases of Institutional Class shares may only
                              establish non-retirement                             be made by (i) trusts

                                    American Independence NestEgg 2030 Fund                          Acquiring Fund
                              --------------------------------------------------   -------------------------------------------------
                              accounts with a minimum initial investment of        or investment management and other fiduciary
                              $1000 and retirement accounts with a minimum         accounts managed or administered by Arrivato or
                              initial investment of $250, which may be waived by   its affiliates or correspondents pursuant to a
                              the Fund in certain circumstances. Subsequent        written agreement, (ii) persons who are
                              investments are subject to a $50 minimum, which      purchasing shares with the proceeds of a
                              also may be waived by the Fund in certain            distribution from a trust, investment management
                              circumstances. Investors may purchase shares         and other fiduciary account managed or
                              directly in the Fund by mail, overnight service,     administered by Arrivato or its affiliates or
                              electronic or wire transfer or through enrollment    correspondents, pursuant to a written agreement,
                              in the automatic investment plan. If you are         and (iii) other persons or organizations
                              investing through a financial advisor, your          authorized by the Distributor. The minimum
                              financial advisor will give you instructions on      investment amount is $5,000,000, which may be
                              how to purchase shares in the Fund.                  waived by the Fund if it considers it in the best
                                                                                   interest of the Fund and its shareholders.
                                                                                   Institutional Class shares may be purchased
                                                                                   directly, through the Distributor or through
                                                                                   banks, brokers and other investment
                                                                                   representatives. If you are investing directly,
                                                                                   you may obtain an application to open an account
                                                                                   with the Fund online or by telephone. Initial
                                                                                   purchases may be made by mail, express delivery,
                                                                                   wire or through the Fund's automatic investment
                                                                                   plan. Subsequent purchases may be made by mail,
                                                                                   express delivery, wire, automatic investment plan
                                                                                   or, in certain circumstances, by telephone. If
                                                                                   you are investing through a financial advisor,
                                                                                   your financial advisor will give you instructions
                                                                                   on how to purchase shares in the Fund.

Exchanging Shares             Subject to minimum investment requirements,          Investors in the Fund's Institutional Class
                              investors in the NestEgg 2030 Fund may exchange      shares may exchange their shares for the same
                              their shares for the same class of shares in any     Institutional Class shares in any other American
                              other NestEgg Fund or the Money Market Fund. The     Independence Fund. The Fund's overall exchange
                              overall exchange privilege is subject to change on   privilege is subject to change on 60 days' notice
                              60 days' notice. To prevent disruption in the        if the change is material. Additionally, the Fund
                              management of funds managed by IFSI, the NestEgg     will suspend, limit or terminate the exchange
                              2030 Fund may refuse any purchase or exchange        privilege of any shareholder who makes more than
                                                                                   12

                                    American Independence NestEgg 2030 Fund                          Acquiring Fund
                              --------------------------------------------------   -------------------------------------------------
                              request if management determines that such request   exchanges in a calendar year or otherwise
                              would adversely affect the net asset value of the    demonstrates what the Fund believes to be a
                              NestEgg 2030 Fund. The management of the NestEgg     pattern of "market timing."
                              2030 Fund reserves the right to limit activity to
                              five exchanges within a one year period with no      Exchanges may be made by fax, mail, express
                              more than three exchanges in a calendar quarter.     delivery, telephone, or by enrolling in the
                              This policy has been adopted in part to counter      systematic withdrawal plan. There is a $25
                              "market timing" strategies. If you intend to         minimum on exchanging fund shares.
                              engage in market timing, do not invest in NestEgg
                              2030 Fund shares.

                              Exchanges of NestEgg 2030 Fund shares may be made in writing or by telephone.

Selling Shares                Sales of NestEgg 2030 Fund Shares may be made by     Some sell orders, including those for more than
                              telephone, mail, overnight service, electronically   $100,000, must be placed in writing with a
                              or by requesting wire transfer or through the        signature guarantee. If you are investing
                              systematic withdrawal plan. Shares of the Fund are   directly, sales of Fund shares may be effected by
                              sold at the net asset value per share next           fax, mail, express delivery, telephone (via wire
                              calculated after the Fund receives your request to   or ACH transfer with a minimum sell order of
                              sell in good order. Redemptions may also be          $1,000 or through the systematic withdrawal
                              effected through financial intermediaries in         plan. [A purchase request received before the
                              certain instances.                                   close of regular trading on the New York Stock
                                                                                   Exchange (generally 4 p.m. Eastern Time) that has
                                                                                   been determined to be in "good order" will be
                                                                                   processed at that day's NAV plus any applicable
                                                                                   sales charge or redemption fee. If you are
                                                                                   investing through a financial advisor, your
                                                                                   advisor will give you instructions on how to sell
                                                                                   your shares.


COMPARISON OF PRINCIPAL RISKS OF INVESTING IN THE FUNDS

Because each Fund has substantially similar investment objectives, investment policies and strategies, the Funds are subject to the same principal risks. You could lose money on your investment or not make as much as if you invested elsewhere.

STOCK MARKET RISK

Stock prices change daily, and may rise or fall in response to business, political, or economic news. Declines in the market may occur rapidly or slowly, and may be short- or long-lived. The Funds' share prices change with the value of the Funds' securities, and when you sell shares they may be worth more or less than what you paid for them.

STYLE RISK

Growth stocks and value stocks tend to perform differently in different markets. Because the Funds invests in both types of stocks, their performance may lag whichever category performs best during a given period.

MID- AND SMALL-CAP RISK

Because midsized and small companies tend to have limited business lines, financial resources, and competitive advantages compared to larger companies, their stock prices tend to fluctuate more than those of larger companies, and may move in a different direction than the broader market. Shares of small companies in particular may be thinly traded, making them potentially less easy to buy or sell at a desired time or price. Rising interest rates and changes in key personnel may hurt small businesses more than large ones.

DERIVATIVES RISK

Derivatives, including futures and options, could produce losses that are substantially greater than the amount invested. Derivatives could also add to the fund's expenses or eliminate some opportunities for gains. With some derivatives, there is also a risk that the Funds could lose money if the counterparty to the derivative fails to honor its contractual obligation.

FOREIGN INVESTMENT RISK

Since the Funds may directly or indirectly invest in foreign securities, the Funds are subject to additional risks. Foreign securities often trade on markets that have less reliable information available and lower transaction volumes than markets in the United States. Consequently, stock and bond prices can be more volatile and more difficult to value. Investing in foreign markets is generally more expensive, due to currency exchange costs, higher commissions on trades and higher custodial fees. Currencies may weaken relative to the U.S. dollar, eroding the dollar value of investments denominated in those currencies. The Dow Jones Funds do not intent to invest in foreign securities except through ADR programs as described below.

INTEREST RATE RISK

When interest rates rise, market prices of bonds generally fall, which could hurt the total return of the Fund's bond allocation. Debt and money market securities have varying levels of sensitivity to changes in interest rates. In general, the price of a debt or money market security can fall when interest rates rise and can rise when interest rates fall. Securities with longer maturities, mortgage securities, and the securities of issuers in the financial services sector can be more sensitive to interest rate changes. In other words, the longer the maturity of a security, the greater the impact a change in interest rates could have on the security's price. In addition, short-term and long-term interest rates do not necessarily move in the same amount or the same direction. Short-term securities tend to react to changes in short-term interest rates, and long-term securities tend to react to changes in long-term interest rates.

PREPAYMENT RISK

Many types of debt securities, including mortgage securities, are subject to prepayment risk. Prepayment occurs when the issuer of a security can repay principal prior to the security's maturity. Securities subject to prepayment can offer less potential for gains during a declining interest rate environment and similar or greater potential for loss in a rising interest rate environment. In addition, the potential impact of prepayment features on the price of a debt security can be difficult to predict and result in greater volatility. This risk could affect the total return of the Fund's bond allocation.

CREDIT RISK

The Fund's bond allocation could perform poorly if the credit quality of its bonds declines, or if a bond goes into default. Hard economic times, corporate malfeasance, and incorrect assessment of risks are among the types of factors that could cause a decline in credit quality.

An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

INVESTMENT COMPANIES

By investing in shares of investment companies each American Independence NestEgg Fund indirectly pays a portion of the operating, management and other expenses of each investment company. Therefore, you may indirectly pay higher total operating expenses and other costs than you might pay by owning the underlying mutual funds. Because the Funds may invest in open-end funds, you may receive more taxable capital gains distribution than would be the case if you invested directly in the underlying mutual fund. In addition, because a Fund may invest up to 100% of its assets in investment companies, the category of which is considered under the Standard Industry Code to be an "industry", the Fund "concentrates" (that is, it invests more than 25% of) its investments in a single industry.

INDEX RISK

In addition to the risks above, the Dow Jones Target Date Funds are also subject to Index Risk. Because the Funds use an indexing strategy, your money remains fully exposed to market conditions (as measured by the index) during market declines. In addition, the Fund could underperform the Target Date Index over the short or long term. Reasons for this include the effects of Fund expenses and transaction costs; differences between the stocks and bonds (and their weightings) in the Target Date Index and in the Fund's portfolio; and the timing and magnitude of shareholder transactions in fund shares.


RISK DIFFERENCES AMONG THE FUNDS

The NestEgg Capital Preservation and the NestEgg 2010 Funds (and the corresponding NestEgg Dow Jones U.S. 2010 and 2015 Funds) are currently subject to the highest levels of Bond Investment Risk, Credit Risk and Interest Rate Risk and lowest levels of Stock Investment Risk and Foreign Investment Risk of all of the Funds although they are not free of Stock Investment Risk altogether. The NestEgg 2020 Fund (and the corresponding NestEgg Dow Jones U.S. 2020 Fund) is currently subject to a significant level of Bond Investment Risk, Credit Risk and Interest Rate Risk, but less than the NestEgg Capital Preservation and NestEgg 2010 Funds (and the corresponding NestEgg Dow Jones U.S. 2010 and 2015 Funds). Likewise, the NestEgg 2020 Fund (and the NestEgg Dow Jones U.S. 2020
Fund) is currently subject to a significant level of Stock Investment Risk and Foreign Investment Risk but less than the NestEgg 2030 and 2040 Funds (and the corresponding NestEgg Dow Jones U.S 2020 and 2030 Funds). The NestEgg 2030 and the NestEgg 2040 Funds (and the corresponding NestEgg Dow Jones U.S. 2030 and 2040 Funds) currently have the highest levels of Stock Investment Risk and Foreign Investment Risk and the lowest levels of Bond Investment Risk, Credit Risk and Interest Rate Risk, although they are not free of Bond Investment Risk, Credit Risk and Interest Rate Risk altogether.

REASONS FOR THE REORGANIZATION.

     The Trustees of the American Independence Funds believe that the proposed Reorganization is in the best interests of the Fund and the shareholders. The Trustees considered the following matters, among others, in approving the proposal.

     First, IFSI, the investment adviser to the Fund, informed the Trustees that it does not intend to continue to provide investment advisory services to the American Independence Funds. Consequently, a change in your American Independence Fund's investment adviser is necessary.

     Second, the Trustees reviewed with Arrivato the investment objective, investment policies and strategy and past performance of the Fund and the Trustees concluded that the Fund and the shareholders would benefit by implementing the strategy of the Dow Jones Target Date Funds.

     Third, the Institutional Class shares received in the Reorganization will provide Fund shareholders with exposure to a substantially similar investment product as they currently have with a lower expense ratio. Arrivato has agreed to cap the expense ratio of the Institutional Class shares of the Fund for a three year period.

     Fourth, the transaction is structured to qualify as a tax-free reorganization under Section 368(a) of the Internal Revenue Code of 1986 and therefore will not be treated as a taxable sale of your American Independence shares.

     Arrivato and INTRUST will pay all costs of the Reorganization, including legal costs and the costs of preparing and printing the American Independence Funds' proxy statements and solicitation.

     The Trustees also considered that Arrivato and INTRUST will benefit from the Reorganization. See "Will Arrivato and INTRUST Benefit from the Reorganizations."

     The Board of Trustees of the Arrivato Fund also considered that the Reorganization presents an excellent opportunity for the Arrivato Fund to acquire investment assets without the obligation to pay commissions or other transaction costs that a fund normally incurs when purchasing securities. This opportunity provides an economic benefit to the Arrivato Fund and its shareholders.

                      BOARD'S EVALUATION AND RECOMMENDATION

     For the reasons described above, the Trustees, including the Independent Trustees, approved the Reorganization. In particular, the Trustees determined that the Reorganization is in the best interests of your Fund. Similarly, the Board of Trustees of the Arrivato Fund, including its Independent Trustees, approved the Reorganization. They also determined that the Reorganization is in the best interests of the Arrivato Fund.

                                  PROPOSAL 1(J)
            COMPARISON OF THE AMERICAN INDEPENDENCE NESTEGG 2040 FUND
                                       TO
                        NESTEGG DOW JONES U.S. 2040 FUND


THE AMERICAN INDEPENDENCE NESTEGG 2040 FUND and its corresponding Acquiring Fund will pursue the same investment objectives, utilize substantially similar principal investment strategies to pursue their investment objectives, and hold substantially similar securities. American Independence Financial Services, LLC will be the new advisor to the Fund.

For more information regarding the differences between principal investments, investment process and risks of the American Independence NestEgg Funds and the Dow Jones U.S. Target Date Funds see Appendix B "PRINCIPAL INVESTMENTS, INVESTMENT PROCESS AND RISKS OF THE NESTEGG DOW JONES U.S. TARGET DATE FUNDS AND THE AMERICAN INDEPENDENCE NESTEGG FUNDS".

COMPARISON OF CURRENT FEES AND EXPENSES

The following chart shows current operating expense ratios for the NestEgg 2040 Fund and fees paid by existing shareholders if the reorganization is approved. Ratios are shown at three levels:

a) Gross expenses are the total operating expenses of a fund, and represent what a shareholder could potentially pay if waiver and expense reimbursements were not in place;

b) Net expenses are those expenses that a shareholder can expect to actually pay, after an adviser or other service provider has waived fees and/or reimbursed expenses; and

c) The contractual expense limitation is the ratio at which a fund's adviser has contractually agreed to maintain the expenses a shareholder will pay.


     AMERICAN INDEPENDENCE/                                    GROSS OPERATING   NET OPERATING      CONTRACTUAL
            NEW FUND                      SHARE CLASS           EXPENSE RATIO    FUND EXPENSES   EXPENSE CAP RATIO
     ----------------------       --------------------------   ---------------   -------------   -----------------
American Independence NestEgg
   2040 Fund                      Service (1)                       1.90%            1.00%             1.00%
American Independence NestEgg
   2040 Fund                      Premium (1)                       2.41%            1.55%             1.55%
New NestEgg Dow Jones U.S. 2040
   Fund                           Institutional Class (1)(2)        1.20             0.95              0.95%



----------
(1) The expense ratios for the American Independence Fund are based on the actual expenses for the Fund's most recent fiscal year ended October 31, 2005. The ratios for the Acquiring Funds are based on estimates for the current fiscal year ending October 31, 2006.



(2) The Acquiring Fund will feature an Institutional Class of shares which will have Expense Ratios which shall be limited as a percentage of net assets (pursuant to an agreement which shall run for three years until March 1, 2009).



In the Reorganization, the Acquiring Fund will have a lower contractual expense cap than the corresponding American Independence Portfolio. The Adviser has contractually committed to maintain the shown contractual expense cap for the Institutional Class of shares until March 1, 2009.

                        SHAREHOLDER TRANSACTION EXPENSES


                                                     AMERICAN INDEPENDENCE   AMERICAN INDEPENDENCE   ACQUIRING NESTEGG DOW(1)
                                                       NESTEGG 2040 FUND       NESTEGG 2040 FUND      JONES U.S. 2040 FUND
             FEES PAID BY YOU DIRECTLY                   SERVICE CLASS           PREMIUM CLASS         INSTITUTIONAL CLASS
             -------------------------               ---------------------   ---------------------   -----------------------
Maximum Sales Charge Load) imposed on Purchases
   (as a percentage of offering price.............           None                    1.50%                   None
ANNUAL FUND OPERATING EXPENSES (FEES PAID FROM
   FUND ASSETS)...................................
Management fee....................................           0.70%                   0.70%                   0.60%
Distribution (12b-1) fee..........................           0.25%                   0.75%                   None
Other expenses....................................           0.96%                   0.96%                   0.60%
Total Fund Operating Expenses.....................           1.96%                   2.41%                   1.20%
Fee Waiver/Expense Reimbursement..................           0.90%                   0.86%                   0.25%
Net Expenses......................................           1.00%                   1.55%                   0.95%



-----------------

(1) The expenses are based on estimated proforma annual expenses. Future expenses may be greater or less.



The hypothetical example below helps you compare the cost of investing in each Fund. It assumes that: (a) you invest $10,000 in each Fund for the time periods shown, (b) you reinvest all dividends and distributions, (c) your investment has a 5% return each year, and (d) redemption at the end of each period and (e) the Fund's gross operating expenses remain the same. The examples are for comparison purposes only and are not a representation of either Fund's actual expenses or returns, either past or future.



                                       1 YEAR   3 YEARS   5 YEARS   10 YEARS
                                       ------   -------   -------   --------
NESTEGG  2040 FUND
Service Class Shares                    $250      $652     $1,079    $2,267
Premium Class Shares                    $158      $667     $1,204    $2,672
PROPOSED NESTEGG DOW JONES 2040 FUND
Institutional Class Shares              $ 97      $356     $  636    $1,432


PERFORMANCE BAR CHART AND TABLE
YEAR-BY-YEAR TOTAL RETURNS(1)
[Bar graph in %]

                 SERVICE CLASS            PREMIUM CLASS
                 -------------            -------------
2000                -10.03%                  -10.70%
2001                -13.88%                  -14.52%
2002                -18.93%                  -19.39%
2003                 29.32%                   28.32%
2004                 11.70%                   11.08%
2004                  5.61%                    5.04%

Service Class
Best quarter:     15.43%   Q2   '03
Worst quarter:   -15.94%   Q3   '02

Premium Class
Best quarter:     14.98%   Q2   '03
Worst quarter:    -4.09%   Q1   '03

-----------------


(1) These figures are as of December 31 of each year. They do not reflect sales charges and would be lower if they did. The Fund's after-tax returns shown below are calculated using the historical highest individual federal marginal income tax rates, and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

Set forth below is performance information for the Fund. The Chart shows how the Fund's total return (not including any deduction for sales charges) has varied from year to year. The table shows average total return for the Fund over time for each class of shares compared to a broad based market index. The bar chart gives you an indication of the risks of investing in the Fund, including the fact that you could incur a loss and experience volatility of returns year to year. Past performance does not indicate future results. The Acquiring Fund has not yet commenced operations.



                                                           AVERAGE ANNUAL TOTAL RETURNS
                                                        ----------------------------------
                                                                              FIVE YEARS
                                                          ONE YEAR ENDED    ENDED DECEMBER
                                         INCEPTION      DECEMBER 31, 2005      31, 2005      SINCE INCEPTION
                                      ---------------   -----------------   --------------   ---------------
SERVICE CLASS (1)                     January 4, 1999
Return Before Taxes                                           5.61%              1.27%            2.06%
Return after taxes on Distribution                            5.42%              0.98%            1.80%
Return after taxes on distribution
   and sale of shares                                         3.86%              0.91%            1.62%
PREMIUM CLASS (1)                     January 4, 1999
Return Before Taxes                                           3.44%              0.33%            1.17%
Return after taxes on Distribution                            3.31%              0.08%            0.94%
Return after taxes on distribution
   and sale of shares                                         2.40%              0.13%            0.87%
Wilshire 5000 Index                                           6.25%              3.48%            0.81%
Lipper Flexible Portfolio
   Index Fund                                                 6.34%              2.54%            3.09%
MSCI EAFE Index                                              14.02%              4.94%            4.86%


(1) These figures reflect deduction of sales charges. After-tax returns are calculated using historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from hose shown. After-tax returns shown are not relevant to investors who hold Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

COMPARISON OF INVESTMENT OBJECTIVES, PRINCIPAL INVESTMENT STRATEGIES AND
POLICIES

The American Independence NestEgg 2040 Fund and its corresponding Acquiring Fund will pursue the same investment objectives, utilize substantially similar principal investment strategies to pursue their investment objective and hold substantially similar securities. American Independence Financial Services, LLC will be the new advisor to the Fund. For more information regarding the differences between principal investments, investment process and risks of the American Independence NestEgg Funds and the Arrivato Target Date Funds see Appendix B "PRINCIPAL INVESTMENTS, INVESTMENT PROCESS AND RISKS

OF THE ACQUIRING NESTEGG DOW JONES U.S. TARGET DATE FUNDS AND THE AMERICAN INDEPENDENCE NESTEGG FUNDS.


As a result, the proposed Reorganization is expected to cause minimal portfolio turnover or transaction expenses from the sale of securities that are incompatible with the investment objective(s) of the Acquiring Fund.

The following is a summary of more complete information appearing later in this Proxy Statement/Prospectus or incorporated herein. You should read carefully the entire Proxy Statement/Prospectus, including the form of Agreement and Plan of Reorganization attached as EXHIBIT A-1, because it contains details that are not in the summary.


                                    American Independence NestEgg 2040 Fund                          Acquiring Fund
                              --------------------------------------------------   -------------------------------------------------
Business                      A diversified series of American Independence        A diversified series of Arrivato Funds, an
                              Funds, an open-end management investment company     open-end management investment company organized
                              organized as a Delaware business trust.              as a Delaware business trust.

Net assets as of              $19,5 million                                        The Arrivato Dow Jones U.S. 2040 Fund is newly
December 31, 2005                                                                  created and does not intend to commence
                                                                                   operations until the Reorganization occurs.

Investment advisers and       Investment Adviser:                                  Investment Adviser:
portfolio managers            IFSI                                                 Arrivato

                              Portfolio Manager and Subadviser to the Fund:        Portfolio Manager to the Fund:

                              Thomas S. Gangel, President of IFSI, is              Jared Goldstrom, Vice President and Portfolio
                              responsible for the investment management            Manager. Mr. Goldstrom joined Arrivato Advisors
                              oversight for IFSI in its role as adviser to the     in May of 2005. Before joining Arrivato, Mr.
                              NestEgg Funds. Mr. Gangel has over 16 years of       Goldstrom was Head Trader of a private investment
                              experience in the investment and trust industry,     fund based out of New York. Prior to that he was
                              including the development of equity and fixed        Head Managing Trader at E*Trade Professional, the
                              income investment services and individual            trading division of E*Trade Securities. Mr.
                              portfolio and relationship management. IFSI          Goldstrom graduated from Emory University with a
                              discharges its responsibilities subject to the       B.A. in Economics. Mr. Goldstrom is a member of
                              supervision of, and policies set by, the Trustees    the Securities Trader Association and also holds
                              of the Trust. Prior to his employment with INTRUST   the Chartered Portfolio Management certification.
                              Bank N.A. in 1997.

                              The Sub-Investment Adviser:

                              La Jolla Economics, 7608 La Jolla Boulevard, La
                              Jolla, CA is a registered investment adviser and, since 1997,

                                    American Independence NestEgg 2040 Fund                          Acquiring Fund
                              --------------------------------------------------   -------------------------------------------------
                              has provided investment management, advisory,
                              administrative and asset management consulting to
                              institutional and corporate investors.

Investment objective          The Fund seeks to maximize assets for retirement     The Fund's fundamental strategy is to seek to
                              or other purposes, consistent with the               track the overall performance of the Dow Jones
                              quantitatively measured risk that investors on       U.S. Target Date 2040 Index, before operating
                              average may be willing to accept given their         expenses. The Fund seeks to provide capital
                              investment time horizon of the year 2040. This       appreciation and current income consistent with
                              objective is non-fundamental and may be changed by   its current asset allocation. The Fund's
                              the Trustees of the Fund without shareholder         fundamental strategy may only be changed by a
                              approval.                                            vote of a majority of the outstanding shares.

Primary investments           The Fund may invest in underlying funds              Under normal circumstances, the Fund intend to
                              representing all the following widely recognized     invest at least 80% of its assets, determined at
                              asset classes:                                       the time of purchase, in securities included in
                                                                                   the Dow Jones U.S. Target Date 2040 Indexes and
                              -    money market instruments                        in derivative instruments, such as futures
                                                                                   contracts and options, that provide exposure to
                              -    bonds, such as US government bonds, bonds       the stocks of companies in the Dow Jones U.S.
                                   issued by corporations, mortgage-backed         Target Date Indexes.
                                   securities and foreign bonds form four
                                   separate sub-categories of bond investments     The Fund may invest in

                              -    stocks of the largest US companies - stocks     -    common stocks of companies traded on major
                                   of all other publicly traded US corporations         U.S. stock exchanges,

                              -    stocks that trade outside the United States     -    Fixed income securities included in the
                                                                                        Lehman Government, Corporate, and Mortgage
                              -    mortgage related securities                          Bond Indexes

                              Types of Underlying Funds                            -    Short term Money Market securities

                              EQUITY INDEX FUNDS: Equity ETFs:                     -    Exchange-traded funds that provide exposure
                                                                                        to one or more Dow Jones U.S. Style Indexes,
                              -    Vanguard Institutional Index IShares -S&P 500        the Lehman U.S. Bond index, or derivatives
                                   Index Vanguard Value Index IShares                   that serve this same purpose such as options
                                                                                        and
                              -    S&P 500 Growth Index Vanguard Growth Index
                                   IShares

                              -    S&P 400 Value Index Vanguard MidCap Index
                                   Fund IShares

                              -    S&P 400 Growth Index Vanguard Small Cap Index
                                   Fund IShares

                              -    Russell 2000 Index Vanguard Small Cap Value
                                   Index Fund IShares

                              -    Russell 2000 Value Index Vanguard Small Cap
                                   Growth Index IShares

                              -    Russell 2000 Growth Index IShares

                                    American Independence NestEgg 2040 Fund                          Acquiring Fund
                              --------------------------------------------------   -------------------------------------------------
                              BOND INDEX FUNDs:                                    futures.

                              -    Vanguard Total Bond Market Fund


Investment strategies         The Fund, like the other NestEgg Funds, pursues a    The Fund's fundamental strategy is to seek to
                              common strategy of allocating and reallocating       track the overall performance of the Dow Jones
                              investments among underlying mutual funds            U.S. Target Date 2040 Index, before operating
                              representing stocks, bonds and money market          expenses.
                              instruments.
                                                                                   The Fund may use statistical sampling techniques
                              Many of the underlying mutual funds invest, either   in seeking to track the performance of the 2040
                              directly or indirectly, in stocks, bonds or other    Index. The Fund intends to adjust its holdings to
                              securities with the goal of matching a specific      reflect any changes arising from changes in the
                              stock or bond index and are commonly known as        composition of the 2040 Index.
                              index funds and exchange traded funds ("ETFs").
                              Most of the INDEXES of the underlying equity         As of June 30, 2005, the allocation of the 2040
                              mutual funds are well-known broad-based market       Index was 90.4% equally divided among the six Dow
                              indexes, such as the S&P 500 Index of large          Jones U.S. Style Indexes, 5.6% equally divided
                              company stocks. Other stock indexes of underlying    among three U.S. bond indexes and 4% in one cash
                              stock funds representing a smaller portion of the    index. The Fund's asset allocation will become
                              Fund's investments reflect a particular market       more conservative over time by decreasing equity
                              segment and include mid- to small-capitalization     exposure as the Fund approaches its target date.
                              stocks, foreign securities, emerging market
                              securities and depositary receipts. The indexes of   The assets of the proposed NestEgg Dow Jones U.S.
                              the underlying bond funds consist of intermediate    2040 Fund will be rebalanced monthly. Although
                              and long-term bonds, including investment grade      major changes tend to be rare, the Fund's
                              bonds that have been rated within the four highest   fundamental strategy can only be changed by a
                              rating categories by a nationally recognized         vote of the majority of the Fund's outstanding
                              statistical rating organization such as Standard &   shares.
                              Poor's Corporation (S&P) or Moody's Investor
                              Service, Inc. (Moody's), corporate debt and          The Fund allocates at least 4% of its assets to
                              government obligations (which include                each of the major asset classes (stocks, bonds,
                              mortgage-backed securities).                         and cash) - The Fund intends to remain fully
                                                                                   invested at all times, and does not intend to
                              The Fund also may invest in money market funds.      make more defensive investments in adverse market

                              QUANTITATIVELY MEASURED RISK gauges both the frequency and degree to which an asset class will perform below the long-term expected average.

                                    American Independence NestEgg 2040 Fund                          Acquiring Fund
                              --------------------------------------------------   -------------------------------------------------
                              An investment's time horizon marks the point when    conditions
                              investors plan to start making net withdrawals. As
                              a general rule, investors with a longer time         DEFINITION OF THE DOW JONES U.S. STYLE INDEXES a
                              horizon have a greater tolerance for risk than       series of six unmanaged indexes representing the
                              investors with a shorter time horizon. Long-term     six main categories of stocks within the U.S.
                              investors are more likely to accept a greater risk   stock market. The six indexes, and the
                              of short-term loss for the opportunity of            approximate number of companies in each index,
                              achieving greater long-term gains. indexes are       are:
                              composed of groups of securities chosen to
                              represent an entire stock or bond market, or a       -    Large Growth Index (100 companies)
                              major market segment. Indexes may include
                              securities that meet objective criteria, such as     -    Large Value Index (125 companies)
                              country of origin, industry sector or company
                              size. Including a security in an index means         -    Mid Growth Index (200 companies)
                              merely that it has satisfied the selection
                              criteria. It implies no expectation about            -    Mid Value Index (250 companies)
                              anticipated performance, good or bad.
                                                                                   -    Small Growth Index (300 companies)
                              In allocating among the underlying type of mutual
                              funds for the Fund, IFSI uses investment research    -    Small Value Index (350 companies)
                              provided by the Sub-Adviser that identifies and
                              analyzes major market trends on an ongoing basis     The large, mid and small indexes include only
                              to arrive at a strategy involving those asset        companies with these respective sizes. Dow Jones
                              classes, countries, sectors and styles of            defines large-cap as those companies that make up
                              investing the Adviser believes appropriate to the    70% of what it considers to be the total
                              Fund. If the reorganization is approved, the         float-adjusted market capitalization; mid-cap is
                              Acquiring Fund will not retain the existing          the next 20%; and small-cap is the next 5%. (The
                              Sub-Adviser, La Jolla Economics.                     companies in the smallest 5% are considered
                                                                                   micro-cap and are eliminated due to their low
                                                                                   liquidity.) Currently, Dow Jones reviews the
                                                                                   composition of the Dow Jones U.S. Style Indexes
                                                                                   twice a year, in March and September. The equity
                                                                                   portion of each Dow Jones U.S. Target Date Index
                                                                                   is made up of one-third large cap, one-third
                                                                                   mid-cap and one-third small-cap and is equally
                                                                                   divided between growth and value.

                                    American Independence NestEgg 2040 Fund                          Acquiring Fund
                              --------------------------------------------------   -------------------------------------------------
                                                                                   The growth and value indexes include only
                                                                                   companies with these respective stock
                                                                                   characteristics. The indexes use a methodology
                                                                                   that is designed to exclude most companies that
                                                                                   cannot be clearly classified as either growth or
                                                                                   value, as well as companies that are very small
                                                                                   and thinly traded.

                                                                                   Although the Adviser does not currently intend to
                                                                                   do so, at some time in the future, the Fund may
                                                                                   also seek to achieve its objective by investing
                                                                                   in a set of underlying Master Portfolios each
                                                                                   representing various asset classes and sectors
                                                                                   which are representative of the sub-indexes which
                                                                                   comprise the Dow Jones U.S. Target Date Indexes.
                                                                                   If the Fund was to do this, it would bear a
                                                                                   portion of the underlying portfolio's expenses.
                                                                                   Shareholders would be notified in advance in the
                                                                                   event the Fund was to achieve its objective by
                                                                                   investing through master portfolios.

Target Allocation             Based on current assessment of markets, the range    Set forth below is a chart showing each Fund's
                              of asset allocation represented by the underlying    target allocation range for the asset class
                              mutual funds and ETFs of the Fund is.                represented by underlying Dow Jones Style
                                                                                   Indexes.
                              Equity Index Funds or ETFs 80-95% Bond Index Funds
                              or ETFs 0-15% Money Market Funds 0-10%               Equity Indexes-90.4%
                                                                                   Bond Indexes-5.6%
                              As the stated time horizon approaches, the           Cash Index-4%
                              allocation will shift towards more conservative
                              investments and have lower expected returns. By      The Fund's asset allocation will become more
                              the time the Fund reaches its time horizon, it has   conservative over time by decreasing equity
                              tilted as far as it will go in favor of capital      exposure as the Fund approaches its target date.
                              preservation at the expense of capital return.       The assets of the Fund are rebalanced monthly.

Diversification               Each Fund is diversified for the purpose of the Investment Company Act and is subject to diversification requirements under the Internal Revenue Code of

                                    American Independence NestEgg 2040 Fund                          Acquiring Fund
                              --------------------------------------------------   -------------------------------------------------
                              1986, as amended (the "Code").

Restricted and illiquid       The Fund may not invest more than 15% of its net assets in illiquid securities.
securities

Borrowing                     The Fund may not borrow money or issue senior        The Fund may not borrow money or issue senior
                              securities, except to the extent permitted under     securities, except that the each Fund may borrow
                              the 1940 Act, including the rules, regulations and   from banks and enter into reverse repurchase
                              any orders obtained thereunder.                      agreements for temporary purposes and then in
                                                                                   amounts not in excess of 10% of the value of its
                                                                                   total assets at the time of such borrowing; or
                                                                                   pledge any assets except in connection with any
                                                                                   such borrowing and in amounts not in excess of
                                                                                   the lesser of the dollar amounts borrowed or 10%
                                                                                   of the value of its total assets at the time of
                                                                                   such borrowing.

Lending                       The Fund may not make loans to other parties,        The Fund may not make loans, except that the each
                              except to the extent permitted under the 1940 Act,   Fund may (a) purchase and hold debt instruments
                              including the rules, regulations and any orders      in accordance with its investment objective and
                              obtained thereunder. For the purposes of this        policies; (b) enter into repurchase agreements
                              limitation, entering into repurchase agreements,     with respect to portfolio securities; and (c)
                              lending securities and acquiring any debt            lend portfolio securities against collateral
                              securities are not deemed to be the making of        consisting of cash or securities which is
                              loans.                                               consistent with the Fund's permitted investments
                                                                                   and is equal at all times to at least 100% of the
                                                                                   value of the securities loaned.

Derivative Instruments        The Funds may purchase certain "derivative" instruments as described below under various headings.
                              Derivative instruments are instruments that derive value from the performance of underlying assets, interest or currency exchange rates or indices, and include, but are not limited to, participation certificates, custodial receipts, futures contracts, options, forward foreign currency contracts, interest rate swaps and structured debt obligations (including collateralized mortgage obligations and other types of mortgage-related securities, "stripped" securities and various floating rate instruments).

Other investment policies     As described above, the Funds have substantially similar principal investment strategies and policies.
and restrictions              Certain of the non-principal investment policies and restrictions are different. For a more complete discussion of each Fund's other investment policies and fundamental and non-fundamental investment

                                    American Independence NestEgg 2040 Fund                          Acquiring Fund
                              --------------------------------------------------   -------------------------------------------------
                              restrictions, see the SAI.

                                                 BUYING, SELLING AND EXCHANGE SHARE

Sales Charges and Rule        Premium shares are offered with an initial sales     Institutional Class shares are offered without
12-1 Fees                     charge of 1.50% of the offering price which is       sales charges, CDSCs or distribution and other
                              waived under certain circumstances.                  12b-1 fees. Class I shares redeemed within 60
                                                                                   days of purchase are charged a redemption fee of
                              Premium shares are subject to a 12b-1 fee of up to   2.00% of the amount redeemed.
                              0.75% of average daily net assets. Premium shares
                              are also subject to a service organization fee of
                              0.25%. However, BISYS has contractually agreed to
                              waive 0.20% of the 12b-1 fee at least until March
                              1, 2006. Further reductions to the annual
                              operating fees for Premium Class shareholders are
                              offered at least until March 1, 2006. See
                              "Management and Other Fees" below.

                              Service shares are offered without a sales charge.
                              Service shares are subject to a 12b-1 distribution fee of up to 0.25% of average daily net assets.
                              Service shares are also subject to a service organization fee of 0.25%. However, BISYS has contractually agreed to waive 0.20% of the 12b-1 fee at least until March 1, 2006. Further reductions to the annual operating fees for Service shareholders are also offered at least until March 1, 2006. See "Management and Other
                              Fees" below.

Management and Other Fees     An annual management fee of 0.70% of the average     The Fund pays Arrivato a management fee at an
                              daily net assets of the NestEgg 2040 Fund is         annual rate of 0.60% of the Fund's average daily
                              attributable to investors in Premium and Service     net assets.
                              shares.
                                                                                   The total operating expenses of the Fund are
                              At least until March 1, 2006, the total annual       being limited to 0.95% for Institutional Class
                              operating fees for the NestEgg 2040 Fund are being   shares until 3/1/09 after giving effect to
                              capped at 1.55% for Premium shareholders and 1.00%   expense reductions approved by Arrivato. Prior to
                              for Service shareholders. Prior to giving effect     giving effect to the expense reductions, expenses
                              to the fee cap, expenses

                                    American Independence NestEgg 2040 Fund                          Acquiring Fund
                              --------------------------------------------------   -------------------------------------------------
                              excluding management, the 12b-1 fee and the          excluding the management fee were 0.60% for
                              service organization fee were 0.65% for Premium      Institutional Class shares and total annual Fund
                              and Service shares; total Fund operating expenses    operating expenses were 1.20% for Institutional
                              were 2.41% and 1.90% for Premium and Service         Class shares.
                              shares, respectively.
                                                                                   Purchases of Institutional Class shares may only
Buying Shares                 Investors in Premium and Service shares may          be made by (i) trusts or investment management
                              establish non-retirement accounts with a minimum     and other fiduciary accounts managed or
                              initial investment of $1000 and retirement           administered by Arrivato or its affiliates or
                              accounts with a minimum initial investment of        correspondents pursuant to a written agreement,
                              $250, which may be waived by the Fund in certain     (ii) persons who are purchasing shares with the
                              circumstances. Subsequent investments are subject    proceeds of a distribution from a trust,
                              to a $50 minimum, which also may be waived by the    investment management and other fiduciary account
                              Fund in certain circumstances. Investors may         managed or administered by Arrivato or its
                              purchase shares directly in the Fund by mail,        affiliates or correspondents, pursuant to a
                              overnight service, electronic or wire transfer or    written agreement, and (iii) other persons or
                              through enrollment in the automatic investment       organizations authorized by the Distributor. The
                              plan. If you are investing through a financial       minimum investment amount is $5,000,000, which
                              advisor, your financial advisor will give you        may be waived by the Fund if it considers it in
                              instructions on how to purchase shares in the        the best interest of the Fund and its
                              Fund.                                                shareholders. Institutional Class shares may be
                                                                                   purchased directly, through the Distributor or
                                                                                   through banks, brokers and other investment
                                                                                   representatives. If you are investing directly,
                                                                                   you may obtain an application to open an account
                                                                                   with the Fund online or by telephone. Initial
                                                                                   purchases may be made by mail, express delivery,
                                                                                   wire or through the Fund's automatic investment
                                                                                   plan. Subsequent purchases may be made by mail,
                                                                                   express delivery, wire, automatic investment plan
                                                                                   or, in certain circumstances, by telephone. If
                                                                                   you are investing through a financial advisor,
                                                                                   your financial advisor will give you instructions
                                                                                   on how to purchase shares in the Fund.

Exchanging Shares             Subject to minimum investment requirements,          Investors in the Fund's Institutional Class
                              investors in the NestEgg                             shares may exchange their

                                    American Independence NestEgg 2040 Fund                          Acquiring Fund
                              --------------------------------------------------   -------------------------------------------------
                              2040 Fund may exchange their shares for the same     shares for the same Institutional Class shares in
                              class of shares in any other NestEgg Fund or the     any other American Independence Fund. The Fund's
                              Money Market Fund. The overall exchange privilege    overall exchange privilege is subject to change
                              is subject to change on 60 days' notice. To          on 60 days' notice if the change is material.
                              prevent disruption in the management of funds        Additionally, the Fund will suspend, limit or
                              managed by IFSI, the NestEgg 2040 Fund may refuse    terminate the exchange privilege of any
                              any purchase or exchange request if management       shareholder who makes more than 12 exchanges in a
                              determines that such request would adversely         calendar year or otherwise demonstrates what the
                              affect the net asset value of the NestEgg 2040       Fund believes to be a pattern of "market timing."
                              Fund. The management of the Nest Egg 2040 Fund
                              reserves the right to limit activity to five         Exchanges may be made by fax, mail, express
                              exchanges within a one year period with no more      delivery, telephone, or by enrolling in the
                              than three exchanges in a calendar quarter. This     systematic withdrawal plan. There is a $25
                              policy has been adopted in part to counter "market   minimum on exchanging fund shares.
                              timing" strategies. If you intend to engage in
                              market timing, do not invest in NestEgg 2040 Fund
                              shares.

                              Exchanges of NestEgg 2040 Fund shares may be made in writing or by telephone.

Selling Shares                Sales of NestEgg 2040 Fund Shares may be made by     Some sell orders, including those for more than
                              telephone, mail, overnight service, electronically   $100,000, must be placed in writing with a
                              or by requesting wire transfer or through the        signature guarantee. If you are investing
                              systematic withdrawal plan. Shares of the Fund are   directly, sales of Fund shares may be effected by
                              sold at the net asset value per share next           fax, mail, express delivery, telephone (via wire
                              calculated after the Fund receives your request to   or ACH transfer with a minimum sell order of
                              sell in good order. Redemptions may also be          $1,000) or through the systematic withdrawal
                              effected through financial intermediaries in         plan. A purchase request received before the
                              certain instances.                                   close of regular trading on the New York Stock
                                                                                   Exchange (generally 4 p.m. Eastern Time) that has
                                                                                   been determined to be in "good order" will be
                                                                                   processed at that day's NAV plus any applicable
                                                                                   sales charge or redemption fee. If you are
                                                                                   investing through a financial advisor, your
                                                                                   advisor will give you instructions on how to sell
                                                                                   your shares.

COMPARISON OF PRINCIPAL RISKS OF INVESTING IN THE FUNDS

Because each Fund has substantially similar investment objectives, investment policies and strategies, the Funds are subject to the same principal risks. You could lose money on your investment or not make as much as if you invested elsewhere.

STOCK MARKET RISK

Stock prices change daily, and may rise or fall in response to business, political, or economic news. Declines in the market may occur rapidly or slowly, and may be short- or long-lived. The Funds' share prices change with the value of the Funds' securities, and when you sell shares they may be worth more or less than what you paid for them.

STYLE RISK

Growth stocks and value stocks tend to perform differently in different markets. Because the Funds invests in both types of stocks, their performance may lag whichever category performs best during a given period.

MID- AND SMALL-CAP RISK

Because midsized and small companies tend to have limited business lines, financial resources, and competitive advantages compared to larger companies, their stock prices tend to fluctuate more than those of larger companies, and may move in a different direction than the broader market. Shares of small companies in particular may be thinly traded, making them potentially less easy to buy or sell at a desired time or price. Rising interest rates and changes in key personnel may hurt small businesses more than large ones.

DERIVATIVES RISK

Derivatives, including futures and options, could produce losses that are substantially greater than the amount invested. Derivatives could also add to the fund's expenses or eliminate some opportunities for gains. With some derivatives, there is also a risk that the Funds could lose money if the counterparty to the derivative fails to honor its contractual obligation.

FOREIGN INVESTMENT RISK

Since the Funds may directly or indirectly invest in foreign securities, the Funds are subject to additional risks. Foreign securities often trade on markets that have less reliable information available and lower transaction volumes than markets in the United States. Consequently, stock and bond prices can be more volatile and more difficult to value. Investing in foreign markets is generally more expensive, due to currency exchange costs, higher commissions on trades and higher custodial fees. Currencies may weaken relative to the U.S. dollar, eroding the dollar value of investments denominated in those currencies. The Dow Jones Funds do not intent to invest in foreign securities except through ADR programs as described below.

INTEREST RATE RISK

When interest rates rise, market prices of bonds generally fall, which could hurt the total return of the Fund's bond allocation. Debt and money market securities have varying levels of sensitivity to changes in interest rates. In general, the price of a debt or money market security can fall when interest rates rise and can rise when interest rates fall. Securities with longer maturities, mortgage securities, and the securities of issuers in the financial services sector can be more sensitive to interest rate changes. In other words, the longer the maturity of a security, the greater the impact a change in interest rates could have on the security's price. In addition, short-term and long-term interest rates do not necessarily move in the same amount or the same direction. Short-term securities tend to react to changes in short-term interest rates, and long-term securities tend to react to changes in long-term interest rates.

PREPAYMENT RISK

Many types of debt securities, including mortgage securities, are subject to prepayment risk. Prepayment occurs when the issuer of a security can repay principal prior to the security's maturity. Securities subject to prepayment can offer less potential for gains during a declining interest rate environment and similar or greater potential for loss in a rising interest rate environment. In addition, the potential impact of prepayment features on the price of a debt security can be difficult to predict and result in greater volatility. This risk could affect the total return of the Fund's bond allocation.

CREDIT RISK

The Fund's bond allocation could perform poorly if the credit quality of its bonds declines, or if a bond goes into default. Hard economic times, corporate malfeasance, and incorrect assessment of risks are among the types of factors that could cause a decline in credit quality.

An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

INVESTMENT COMPANIES

By investing in shares of investment companies each American Independence NestEgg Fund indirectly pays a portion of the operating, management and other expenses of each investment company. Therefore, you may indirectly pay higher total operating expenses and other costs than you might pay by owning the underlying mutual funds. Because the Funds may invest in open-end funds, you may receive more taxable capital gains distribution than would be the case if you invested directly in the underlying mutual fund. In addition, because a Fund may invest up to 100% of its assets in investment companies, the category of which is considered under the Standard Industry Code to be an "industry", the Fund "concentrates" (that is, it invests more than 25% of) its investments in a single industry.

INDEX RISK


In addition to the risks above, the Dow Jones U.S. Target Date Funds are also subject to Index Risk. Because the Funds use an indexing strategy, your money remains fully exposed to market conditions (as measured by the index) during market declines. In addition, the Fund could underperform the Target Date Index over the short or long term. Reasons for this include the effects of Fund expenses and transaction costs; differences between the stocks and bonds (and their weightings) in the Target Date Index and in the Fund's portfolio; and the timing and magnitude of shareholder transactions in fund shares.


RISK DIFFERENCES AMONG THE FUNDS


The American Independence NestEgg Capital Preservation and the NestEgg 2010 Funds (and the corresponding NestEgg Dow Jones U.S. 2010 and 2015 Funds) are currently subject to the highest levels of Bond Investment Risk, Credit Risk and Interest Rate Risk and lowest levels of Stock Investment Risk and Foreign Investment Risk of all of the Funds although they are not free of Stock Investment Risk altogether. The NestEgg 2020 Fund (and the corresponding Dow Jones U.S. 2020 Fund) is currently subject to a significant level of Bond Investment Risk, Credit Risk and Interest Rate Risk, but less than the NestEgg Capital Preservation and NestEgg 2010 Funds (and the corresponding Dow Jones U.S. 2010 and 2015 Funds). Likewise, the NestEgg 2020 Fund (and the Dow Jones U.S.2020 Fund) is currently subject to a significant level of Stock Investment Risk and Foreign Investment Risk but less than the NestEgg 2030 and 2040 Funds (and the corresponding Dow Jones U.S. 2020 and 2030 Funds). The NestEgg 2030 and the NestEgg 2040 Funds (and the corresponding NestEgg Dow Jones U.S. 2030 and 2040 Funds) currently have the highest levels of Stock Investment Risk and Foreign Investment Risk and the lowest levels of Bond Investment Risk, Credit Risk and Interest Rate Risk, although they are not free of Bond Investment Risk, Credit Risk and Interest Rate Risk altogether.


REASONS FOR THE REORGANIZATION.

     The Trustees of the American Independence Funds believe that the proposed Reorganization is in the best interests of the Fund and the shareholders. The Trustees considered the following matters, among others, in approving the proposal.

     First, IFSI, the investment adviser to the Fund, informed the Trustees that it does not intend to continue to provide investment advisory services to the American Independence Funds. Consequently, a change in your American Independence Fund's investment adviser is necessary.

     Second, the Trustees reviewed with Arrivato the investment objective, investment policies and strategy and past performance of the Dow Jones U.S. Target Date Indexes and the Trustees concluded that the Fund and the shareholders would benefit by implementing the strategy of the Dow Jones U.S. Target Date Funds.

     Third, the Institutional Class shares received in the Reorganization will provide Fund shareholders with exposure to a substantially similar investment product as they currently have with a lower expense ratio. Arrivato has agreed to cap the expense ratio of the Institutional Class of shares of the Fund for a three year period.

     Fourth, the transaction is structured to qualify as a tax-free reorganization under Section 368(a) of the Internal Revenue Code of 1986 and therefore will not be treated as a taxable sale of your American Independence shares.

     Arrivato and INTRUST will pay all costs of the Reorganization, including legal costs and the costs of preparing and printing the American Independence Funds' proxy statements and solicitation.

     The Trustees also considered that Arrivato and INTRUST will benefit from the Reorganization. See "Will Arrivato and INTRUST Benefit from the Reorganizations."

     The Board of Trustees of the Arrivato Fund also considered that the Reorganization presents an excellent opportunity for the Arrivato Fund to acquire investment assets without the obligation to pay commissions or other transaction costs that a fund normally incurs when purchasing securities. This opportunity provides an economic benefit to the Arrivato Fund and its shareholders.

                      BOARD'S EVALUATION AND RECOMMENDATION

     For the reasons described above, the Trustees, including the Independent Trustees, approved the Reorganization. In particular, the Trustees determined that the Reorganization is in the best interests of your Fund. Similarly, the Board of Trustees of the Arrivato Fund, including its Independent Trustees, approved the Reorganization. They also determined that the Reorganization is in the best interests of the Arrivato Fund.

               TERMS OF EACH AGREEMENT AND PLAN OF REORGANIZATION

The Reorganizations


     - Each Reorganization is scheduled to occur at 4:00 p.m., Eastern time, on February 28, 2006, unless your American Independence Fund and the corresponding Arrivato Fund agree in writing to a later date. Your American Independence Fund will transfer all of its assets to the corresponding Arrivato Fund. The corresponding Arrivato Fund will assume your American Independence Fund's liabilities that are included in the calculation of your American Independence Fund's net asset value on the Closing Date. The net asset value of both Funds will be computed as of 4:00 p.m., Eastern time, on the Closing Date.


     - Each Arrivato Fund will issue to the corresponding American Independence Fund Institutional Class shares with an aggregate net asset value equal to the net assets attributable to the corresponding American Independence Fund's Service Class, Premium Class or Institutional shares. These shares will immediately be distributed to your American Independence Fund's shareholders in proportion to the relative net asset value of their holdings of your American Independence Fund's shares on the Closing Date. As a result, each American Independence Fund's shareholders will end up as Institutional Class shareholders of the corresponding Arrivato Fund.

     - After the distribution of shares, your American Independence Fund will be liquidated and dissolved.

     - Each Reorganization is intended to result in no income, gain or loss being recognized for federal income tax purposes and will not take place unless both Funds involved in the Reorganization receive a satisfactory opinion concerning the tax consequences of the Reorganization from Thacher Proffitt & Wood LLP, counsel to the Arrivato Funds.

Agreement and Plan of Reorganization

     The shareholders of each American Independence Fund are being asked to approve an Agreement and Plan of Reorganization substantially in the form attached as EXHIBIT A-1 (each, a "Plan"). The description of the Plan contained herein is qualified in its entirety by the attached copies, as appropriate.

     Conditions to Closing each Reorganization. The obligation of each Fund to consummate each Reorganization is subject to the satisfaction of certain conditions, including each Fund's performance of all of its obligations under the Plan, the receipt of certain documents and financial statements from your American Independence Fund and the receipt of all consents, orders and permits necessary to consummate the Reorganization (see Sections 7 and 8 of the Plan). The consummation of each Reorganization is not contingent on consummation of any other Reorganization.

     The obligations of both Funds are subject to the approval of the Plan by the necessary vote of the outstanding shares of your American Independence Fund, in accordance with the provisions of American Independence Funds' trust instrument and by-laws. The Funds' obligations are also subject to the receipt of a favorable opinion of Thacher Proffitt & Wood LLP as to the United States federal income tax consequences of each Reorganization (see Section 8.5 of the Plan).

     Termination of the Plan. The board of either the American Independence Funds or the corresponding Arrivato Fund may terminate the Plan (even if the shareholders of your American Independence Fund have already approved it) at any time before the Closing Date, if that board believes in good faith that proceeding with the Reorganization would no longer be in the best interests of shareholders.

                        TAX STATUS OF EACH REORGANIZATION

     Each Reorganization is intended to result in no income, gain or loss being recognized for United States federal income tax purposes and will not take place unless both Funds involved in the Reorganization receive a satisfactory opinion from Thacher, Proffitt & Wood LLP, counsel to the Arrivato Funds, substantially to the effect that each Reorganization will be a "reorganization" within the meaning of Section 368(a) of the Code.

     As a result, for federal income tax purposes:

     - No gain or loss will be recognized by your American Independence Fund upon (1) the transfer of all of its assets to the corresponding Arrivato Fund as described in this Proxy Statement/Prospectus or (2) the distribution by your American Independence Fund of Arrivato Fund shares to your American Independence Fund's shareholders;

     - No gain or loss will be recognized by the corresponding Arrivato Fund upon the receipt of your American Independence Fund's assets solely in exchange for the issuance of Arrivato Fund shares to your American Independence Fund and the assumption of your American Independence Fund's liabilities by the Arrivato Fund;

     - The basis of the assets of your American Independence Fund acquired by the corresponding Arrivato Fund will be the same as the basis of those assets in the hands of your American Independence Fund immediately before the transfer;

     - The tax holding period of the assets of your American Independence Fund in the hands of the corresponding Arrivato Fund will include your American Independence Fund's tax holding period for those assets;

     - You will not recognize gain or loss upon the exchange of your shares of your American Independence Fund solely for the Arrivato Fund shares as part of the Reorganization;

     - The basis of the Arrivato Fund shares received by you in the Reorganization will be the same as the basis of your shares of your American Independence Fund surrendered in the exchange; and

     - The tax holding period of the Arrivato Fund shares you receive will include the tax holding period of the shares of your American Independence Fund surrendered in the exchange, provided that you held the shares of your American Independence Fund as capital assets on the date of the exchange.

     In rendering such opinions, counsel shall rely upon, among other things, reasonable assumptions as well as representations of your American Independence Fund and the Arrivato Fund (see the annexes to the Plan).

     No tax ruling has been or will be received from the Internal Revenue Service ("IRS") in connection with the Reorganizations. An opinion of counsel is not binding on the IRS or a court, and no assurance can be given that the IRS would not assert, or a court would not sustain, a contrary position.

     You should consult your tax adviser for the particular tax consequences to you of the Reorganizations, including the applicability of any state, local or foreign tax laws.

                         VOTING RIGHTS AND REQUIRED VOTE

     Each share of your American Independence Fund is entitled to one vote and each fractional share shall be entitled to a proportionate fractional vote. A quorum is required to conduct business at the Meeting. With respect to each American Independence Fund, the presence in person or by proxy of a majority of the outstanding shares of an American Independence Fund entitled to cast votes at the Meeting will constitute a quorum with respect to that American Independence Fund. INTRUST Bank will not vote any proxies in its capacity as trustee or co-trustee of any pension plans that are invested in the Funds, and will pass through to the plan sponsors of those pension plans this proxy statement and related material so that the plan sponsors may bote the proxies on behalf of their respective plan participants. A favorable vote of a "majority of the outstanding voting securities" of the applicable American Independence Fund is required to approve each Proposal. Under the Investment Company Act, the vote of a majority of the outstanding voting securities means the affirmative vote of the lesser of (i) 67% or more of the shares of the applicable American Independence Fund represented at the meeting, if at least 50% of all outstanding shares of the American Independence Fund are represented at the meeting, or (ii) 50% or more of the outstanding shares of the American Independence Fund entitled to vote at the meeting.

            SHARES                             QUORUM                                  VOTING
            ------               ---------------------------------    ----------------------------------------
In General                       All shares "present" in person or    Shares "present" in person will be voted
                                 by proxy are counted towards a       in person at the Meeting. Shares present
                                 quorum.                              by proxy will be voted in accordance
                                                                      with instructions.

Broker Non-Vote (where the       Considered "present" at Meeting      Broker non-votes do not count as a vote
underlying holder has not        for purposes of quorum.              "for" and effectively result in a vote
voted and the broker does not                                         "against" Proposals 1(a)-(w).
have discretionary authority
to vote the shares)

Proxy with No Voting             Considered "present" at Meeting      Voted "for" the proposal.
Instruction (other than Broker   for purposes of quorum.
Non-Vote)

Vote to Abstain                  Considered "present" at Meeting      Abstentions do not constitute a vote
                                 for purposes of quorum.              "for" and effectively result in a vote
                                                                      "against" Proposals 1(a)-(J).

                 ADDITIONAL INFORMATION ABOUT THE ARRIVATO FUNDS

Investment Adviser

     Arrivato serves as the investment adviser to each Arrivato Fund. Arrivato commenced operations on October 8, 2004 and provides investment management and financial services to the Arrivato Funds.

     The Board of Trustees of the Arrivato Funds Trust is responsible for overseeing the performance of each of Arrivato Fund's investment adviser and subadviser, if any, and determining whether to approve and renew the fund's investment advisory agreement and the subadvisory agreements. Following the reorganization, all current members of the Board of Trustees of the American Independence Funds will become member of a combined Board of Trustees with the Arrivato Funds.

HOW TO INVEST

     In this section, you will find information on how to invest in the Arrivato Funds, including how to buy, sell and exchange fund shares. It is also the place to look for information on transaction policies, dividends, taxes, and the many services and choices you have as an Arrivato Fund's shareholder.

     You can find out more about the topics covered here by contacting the Arrivato Dow Jones U.S. Target Date Funds, speaking with your financial representative or a representative of your workplace retirement plan or other investment provider.

     You buy or sell shares at the share price. When you buy Class A shares, you pay an initial sales charge unless you qualify for a waiver or reduced sales charge. However, the Institutional Class shares of the Arrivato Funds you receive in the Reorganizations will not be subject to any sales charge. When you buy Class B shares, you do not pay an initial sales charge. However, if you sell within five years of purchase, you will pay a contingent deferred sales charge. These shares would then convert to Class A shares eight years after the original date of purchase. Class Y shares do not impose a sales charge.

HOW TO BUY FUND SHARES

Use the instructions on these pages if you are investing directly with Arrivato Dow Jones U.S. Target Funds. If you are investing through a financial advisor, your advisor will be able to give you instructions.

                FIRST INVESTMENT                                 ADDITIONAL INVESTMENT
-----------------------------------------------   --------------------------------------------------
By mail or express delivery

-    Complete and sign an application (if you     -    Make out an investment check to "Arrivato Dow
     need an application, you may download it          Jones U.S. Target Date Funds"
     from the web site or call 1-866-410-2006)

-    Send the application to us at the            -    Return a deposit stub or write a letter that
     appropriate address, along with an                includes your name, account number, the
     investment check made out to "Arrivato Dow        amount of your investment, and the fund name
     Jones Funds"                                      and share class

                                                  -    Sign the letter, enclose the check, and mail
                                                       it to the appropriate address

By wire

-    Call 1-866-410-2006 for instructions         Request your bank to wire Federal funds to:
     before wiring any money
                                                  Street Address
                                                  City, State Zip
                                                  DDA#
                                                  ABA#

                                                  -    Specify the fund name and share class, your
                                                       name, and your account number

                                                  -    Be aware that your bank may charge a fee to
                                                       wire money

By phone

Initial investments cannot be made by phone       -    To use this service, call 1-866-410-2006 to
Please complete and mail an application to the         verify that the service is in place, then
appropriate address.                                   using the voice prompts you may place your
                                                       purchase order

                                                  -    Prior to placing a purchase order by phone
                                                       via ACH transfer, you must first have your
                                                       bank account instructions established on your
                                                       account. If you did not select this option
                                                       when establishing your account, verify that
                                                       your bank is a member of the Automated
                                                       Clearing House system. You may then download
                                                       and complete an Additional Services Request
                                                       Form* available at www.arrivatofunds.com or
                                                       call us at 1-866-410-2006 to have one mailed
                                                       to your address of record

Automatic investment plan

You can enroll in the automatic investment plan   -    To make changes to your automatic investment
by completing the appropriate section on the           plan you may do so online at
application.                                           www.arrivatofunds.com. If you did not select
                                                       this

                                                       option when establishing your account,
                                                       verify that your bank is a member of the
                                                       Automated Clearing House system. You may then
                                                       download and complete an Additional Services
                                                       Request Form* available at
                                                       www.arrivatofunds.com or call us at
                                                       1-866-410-2006 to have one mailed to your
                                                       address of record

* Note: A signature guarantee is required in order to add bank account instructions to your account.

Web site
www.arrivatofunds.com

Regular mail
Arrivato Dow Jones Funds
PO Box 183049
Columbus, Ohio 43218-3049

Express, registered, or certified
Arrivato Dow Jones Funds
C/O BISYS
3435 Stelzer Road
Columbus, Ohio 43219

HOW TO SELL OR EXCHANGE SHARES

          EXCHANGING INTO ANOTHER FUND                              SELLING SHARES
-----------------------------------------------   --------------------------------------------------
Be sure to obtain and read a current prospectus   Some sell orders, including those for more than
for the fund you are exchanging into. For         $100,000, must be placed in writing with a
additional information please contact us at       signature guarantee (see page XX). There is a $25
1-866-410-2006                                    minimum on exchanges of fund shares.

By fax

     Send a fax to 614-428-3391 that includes     -    Write a letter that includes your account
     your account number, the fund and share           number, the fund and share class, and the
     class you are exchanging out of, the              dollar value or number of shares to be sold
     dollar value or number of shares to be
     exchanged, and the name and share class of   -    Have the letter signed by all account owners,
     the fund you are exchanging into.                 with the name(s) and address exactly as they
                                                       are on the account

                                                  -    Mail or fax the letter to the appropriate
                                                       address

                                                  -    Fax number for Exchanging/Selling/Update to
                                                       the Funds is 1-866-410-2006.

     Have the fax signed by all account owners, with the name(s) and address exactly as they are on the account.

By mail or express delivery

-    Write a letter that includes your account    -    Write a letter that includes your account
     number, the fund and share class you are          number, the fund and share class, and the
     exchanging out of, the dollar value or            dollar value or number of shares to be sold
     number of shares to be exchanged, and the
     name and share class of the fund you are
     exchanging into

-    Have the letter signed by all account
     owners, with the name(s) and address         -    Have the letter signed by all account owners,
     exactly as they are on the account                with the name(s) and address exactly as they
                                                       are on the account
-    Mail the letter to the appropriate address
                                                  -    Mail the letter to the appropriate address

                                                  -    Fax number for Exchanging/Selling/Update to
                                                       the Funds is 1-866-410-2006

By phone, wire, or ACH

-    Call 1-866-410-2006 to request an exchange   -    To use this service, call 1-866-410-2006 to
                                                       verify that the service is in place, then
                                                       using the voice prompts you may place
                                                       your sell order

                                                  -    Prior to placing a sell order by phone via
                                                       wire or ACH transfer,you must first have
                                                       your bank account instructions established
                                                       on your account. If you did not select this
                                                       option when establishing your account,
                                                       verify that your bank is a member of the
                                                       Automated Clearing House system. You may
                                                       then download and complete an Additional
                                                       Services Request Form* available at
                                                       www.arrivatofunds.com or call us at
                                                       1-866-410-2006 to have one mailed to your
                                                       address of record

                                                  -    Telephone redemption to your address of
                                                       record is available unless you declined it on
                                                       your application

                                                  -    minimum sell order for wire is $1,000, for
                                                       ACH transfer $100

Systematic withdrawal plan

You can enroll in the systematic withdrawal       -    To make changes to your systematic withdrawal
plan by completing the appropriate section on          plan you may do so online at
the application. You must have a minimum               www.arrivatofunds.com. If you did not select
balance of $1,000 to set up your systematic            this option when establishing your account,
withdrawal plan. Withdrawals can be for as             verify that your bank is a member of the
little as $100 each.                                   Automated Clearing House system. You may then
                                                       download and complete an Additional Services
                                                       Request Form* available at
                                                       www.arrivatofunds.com or call us at
                                                       1-866-410-2006 to have one mailed to your
                                                       address of record

* Note: A signature guarantee is required in order to add bank account instructions to your account.

Regular mail:
Arrivato Dow Jones Funds
PO Box 183049
Columbus, Ohio 43218-3049

Express, registered or certified

Arrivato Dow Jones Funds
c/o BISYS
3435 Stelzer Road
Columbus, Ohio 43219

SHAREHOLDER SERVICES AND POLICIES

As an Arrivato Fund's shareholder, you have access to a variety of services and privileges that you can tailor to your particular investment needs. Many of these are described below.

There are also a number of policies affecting the ways you do business with us that you may find helpful to know about. The most important of these policies are described following the services.

How much of this service and policy information applies to you will depend on the type of account your Arrivato Fund shares are held in. For instance, the information on dividends and taxes applies to all investors.

If you are investing through a financial advisor, check the materials you received from them about how to buy and sell shares. In general, you should follow the information in those materials in any case where it is different from what it says in this prospectus. Please note that a financial advisor may charge fees in addition to those charged by the Funds.

Shareholder Services

You can set up many of these services on your initial application. To add services to an existing account, or to modify services you have in place, go to www.arrivatofunds.com and download our Additional Services Request Form or call 1-866-410-2006 and one will be mailed to your address of record.

Tax-advantaged investment plans

A full range of retirement and other tax-advantaged investment plans is available directly from Arrivato Dow Jones U.S. Target Date Funds or from your financial advisor, including IRA, SEP, 401(k), Coverdale and pension plans. All Funds and both share classes are eligible for investment in tax-advantaged accounts.

For information about the plans, including the features, fees, and limitations, go to the web site or call 1-866-410-2006 or speak with your financial advisor. Before choosing and maintaining a tax-deferred plan, you may also want to consult your tax advisor.

Exchange privilege

As an Arrivato Dow Jones U.S. Target Date Funds investor, you can exchange all of your shares of one Arrivato Dow Jones U.S. Target Date Fund for the same class of shares in any other Arrivato Dow Jones U.S. Target Date Fund.

Our "one copy per household" policy


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

We typically send just one copy of any shareholder report and prospectus to each household. If the members of your household prefer to receive their own copies, please contact your financial advisor, go to www.arrivatofunds.com, or call 1-866-410-2006.

Automatic Investment Plan

Investing money regularly is one of the easiest ways to stay on track with your financial goals. Our Automatic Investment Plan lets you set up regular automatic transfers of $25 or more from your bank account into your fund account. Transfers occur on whatever day of the month you specify (or the next business day, in months when that day is not a business day) and are automatically invested in the fund(s) and share class you specify.

To set up your Automatic Investment Plan, download the form online or call 1-866-410-2006. Note that your bank must be a U.S. bank with ACH transfer services, and that you will be responsible for any loss or expense to the Funds if a scheduled transfer cannot be made because of a low bank balance.

Systematic Withdrawal Plan

Our Systematic Withdrawal Plan lets you set up regular withdrawals monthly, bi-monthly, quarterly or annually from your Arrivato Dow Jones U.S. Target Date Funds investment. You must have a minimum account balance of $10,000 to set up your Systematic Withdrawal Plan. Withdrawals can be for as little as $100 each. Transfers occur on whatever day of the month you specify (or the next business day, in months when that day is not a business day).

Directed reinvestments

Generally, dividends and capital gains distributions are automatically reinvested in shares of the same fund and share class that paid the dividend or distribution. If you like, however, you can choose to have your dividends or distributions paid in cash. Simply complete the appropriate section on your new account application.

Dollar cost averaging

Dollar cost averaging is a technique that allows you to take advantage of a basic mathematical principal in your investing. You simply invest a fixed dollar amount in a given fund at regular intervals, such as every month. When share prices are low, your fixed dollar amount buys more shares; when prices are higher, it buys fewer shares. The result is that you have the potential to reduce your average cost per share, since you are buying more shares when the price is low.

Dollar cost averaging has the best chance of working for you when you stick with a regular schedule over time. You should be aware, though, that dollar cost averaging will not prevent you from buying at a market peak, nor will it keep you from losing money in a declining market.

POLICIES ABOUT TRANSACTIONS

Business hours

The Funds are open for business each day the New York Stock Exchange (NYSE) is open. The price of each share class of each Arrivato Dow Jones U.S. Target Date Fund is calculated every business day, as of the close of regular trading on the NYSE. The close of trading is typically 4 p.m. Eastern time, but sometimes can be earlier, as in the case of scheduled half-day trading or unscheduled suspensions of trading.

If the NYSE is closed because of an emergency, the Funds could be open for shareholder transactions if the Federal Reserve wire system is open, but they are not required to be open. You can find out if the Funds are open by calling 1-866-410-2006.

Determining when your order will be processed


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


You can place an order to buy or sell shares at any time. A purchase request received by Arrivato Dow Jones U.S. Target Date Funds before the close of regular trading on the New York Stock Exchange (generally 4 p.m. Eastern Time) that has been determined to be in "good order", will be processed at the next determined NAV plus any applicable sale charge or redemption fee. Because any order you place through an investment advisor has to be forwarded to Arrivato Dow Jones U.S. Target Date Funds before it can be processed, you'll need to allow extra time. A representative of your financial advisor should be able to tell you when your order will be processed. It is the responsibility of your financial advisor to forward your order to the transfer agent in a timely manner.


Paying for shares you buy

Fund shares can only be paid for with U.S. dollars. You can pay for shares with a personal check, bank check, wire transfer, or ACH transfer. Please note that we cannot accept cash, starter checks, money orders, or third party checks (checks made out to you and signed over to us.

Wire transaction policies

Wire transactions are generally completed within 24 hours of when you place your order. The Funds can only send wires of $1,000 or more and may only accept wires of $1,000 or more.

Although we do not charge a fee to send or receive wires, your bank might. We recommend that you check in advance with your bank about any wire fees and policies they may have.

If you cannot reach us by phone

Although we strive to provide a high level of service to our investors, during times of extraordinary market activity or other unusual circumstances it may be difficult to reach us by telephone. In such a case, you will need to place orders in writing, as described on page XX.

Selling shares in trust, business, or organization accounts

Selling shares in these types of accounts often requires additional documentation. Please call 1-866-410-2006 or contact your financial advisor for more information.

Our Customer Identification Program

To help the government fight the funding of terrorism and money laundering activities, Federal law requires all financial institutions to obtain, verify, and record information that identifies each person who opens an account. What this means for you: When you open an account, we will ask for your name, address, date of birth, and other information (your tax identification number or other government-issued identification number, for example) that will allow us to identify you. We may also ask to see your driver's license or other identifying documents. Additional information may be required in certain circumstances. New Account Applications without such information may not be accepted. If you have applied for a tax identification number, the application must be provided at the time you open or reopen an account and the number submitted within 14 days of the establishment of the account. To the extent permitted by applicable law, the Company reserves the right to place limits on transactions in your account until your identity is verified.

For your protection, when we receive an order from an investor, we take security precautions such as recording calls or requesting personalized security codes or other information. It is important to understand that as long as we take reasonable steps to ensure that an order to buy or sell shares is genuine, we are not responsible for any losses that may occur.

Your account may have telephone or online transaction privileges. If you do not plan on using these privileges, you can ensure that no one will ever be able to misuse them by declining the telephone and online privileges (either on your application or through subsequent notice to us). Another step you can take to help ensure account security is to verify the accuracy of all confirmation statements from us immediately after you receive them.


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

Orders that require a signature guarantee

There are several circumstances where you will need to place your order to sell shares in writing and accompany your order with a signature guarantee (the original guarantee, not a copy). The main circumstances are:

-    when you want to sell more than $100,000 worth of shares

-    when you want to send the proceeds to a third party

- when the address or bank of record on the account has changed in the past 60 days

You do not need a signature guarantee if you want money wired or sent ACH transfer to a bank account that is already on file with us. Also, you do not generally need a signature guarantee for an exchange, although we may require one in certain circumstances.

A signature guarantee is simply a certification of your signature -- a valuable safeguard against fraud. You can get a signature guarantee from any financial institution that participates in the Stock Transfer Agents Medallion Program (STAMP), including most brokers, banks, savings institutions, and credit unions. Note that you cannot get a signature guarantee from a notary public.

Timing of payment for shares you sell

Ordinarily, when you sell shares, we send out money within one business day of when your order is processed (which may or may not be when it is received), although it could take up to seven days.

There are two main circumstances under which payment to you could be delayed more than seven days:

- when you are selling shares you bought recently and paid for by check or ACH transfer and your payment has not yet cleared (maximum delay: 10 days)

-    when unusual circumstances prompt the SEC to permit further delays

If you plan to sell shares soon after buying them, you may want to consider paying by wire to avoid delays in receiving the proceeds when you sell.

How the Funds calculate share prices

The price at which you buy and sell shares of these Funds is the net asset value per share (NAV) for the share class and fund involved. We calculate a NAV for each fund and share class every day the Funds are open for business. With each fund, to calculate the NAV for a given share class, we add up the total assets for that share class, subtract its total liabilities, and divide the result by the number of shares outstanding

Limits on exchanges, purchases, and redemptions

Exchanges are a shareholder privilege, not a right. We may modify or terminate the exchange privilege, giving shareholders 60 days' notice if the changes are material. During unusual circumstances we may suspend the exchange privilege temporarily for all shareholders without notice.

At any time and without prior notice, we may suspend, limit, or terminate the exchange privilege of any shareholder who makes more than 12 exchanges in a calendar year or otherwise demonstrates what we believe is a pattern of "market timing." We may also reject or limit purchase orders, for these or other reasons.

The Fund's Board has adopted policies and procedures designed to detect and deter frequent purchases and redemptions of Fund shares or excessive or short-term trading that may disadvantage long-term Fund shareholders. The Board has approved a 2.00% redemption fee on shares purchased and redeemed within a 60 day period if the advisor believes the investor is involved in market timing or other excessive, short-term trading. The Funds reserve


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

the right to restrict, reject or cancel, without any prior notice, any purchase or exchange order for any reason, including any purchase or exchange order accepted by any shareholder's financial intermediary.

Risks Associated with Excessive or Short-Term Trading

To the extent that the Funds or agents are unable to curtail excessive trading practices in the Fund, these practices may interfere with the efficient management of a Fund's portfolio, and may result in the Fund engaging in certain activities to a greater extent than it otherwise would, such as maintaining higher cash balances, using its line of credit and engaging in portfolio transactions. Increased portfolio transactions and use of the line of credit would correspondingly increase the Fund's operating costs and decrease the Fund's investment performance; maintenance of a higher level of cash balances would likewise result in lower fund investment performance during periods of rising markets.

Purchases and exchanges of shares of the Fund should be made for investment purposes only. The Fund reserves the right to reject any purchase request (including the purchase portion of any exchange) by any investor or group of investors for any reason without prior notice, including, in particular, if they believe the trading activity in the account(s) would be harmful or disruptive to a Fund. If the Fund or the Transfer Agent believes that a shareholder or financial intermediary has engaged in market timing or other excessive, short-term trading activity, it may, in its discretion, request that the shareholder or financial intermediary stop such activities or refuse to process purchases or exchanges in the accounts. In its discretion, the Fund or the Transfer Agent may restrict or prohibit transactions by such identified shareholders or intermediaries. In making such judgments, the Fund and the Transfer Agent seek to act in a manner that they believe is consistent with the best interests of all shareholders. The Fund and the Transfer Agent also reserve the right to notify financial intermediaries of a shareholder's trading activity. The Fund may also permanently ban a shareholder from opening new accounts or adding to existing accounts in the Fund. Transactions placed in violation of the Funds' excessive trading policy are not deemed accepted by the Funds and may be canceled or revoked by a Fund on the next business day following receipt by the Fund.

Shareholders seeking to engage in excessive trading practices may deploy a variety of strategies to avoid detection, and, despite the efforts of the Fund to prevent their excessive trading, there is no guarantee that the Funds or their agents will be able to identify such shareholders or curtail their trading practices. The ability of the Funds and their agents to detect and curtail excessive trading practices may also be limited by operational systems and technological limitations. Because the Funds will not always be able to detect frequent trading activity, investors should not assume that the Fund will be able to detect or prevent all frequent trading or other practices that disadvantage the Fund. For example, the ability of the Fund to monitor trades that are placed by omnibus or other nominee accounts is severely limited in those instances in which the financial intermediary, including a financial adviser, broker or retirement plan administrator, maintains the record of the Fund's underlying beneficial owners. Omnibus or other nominee account arrangements are common forms of holding shares of the Fund, particularly among certain financial intermediaries such as financial advisers, brokers or retirement plan administrators. These arrangements often permit the financial intermediary to aggregate their clients' transaction and ownership positions that does not identify the particular underlying shareholder(s) to the Fund. If excessive trading is detected in an omnibus account, the Fund may request that the financial intermediary or plan sponsor take action to prevent the particular investor or investors from engaging in that trading. Rejection of future purchases by a retirement plan because of excessive trading activity by one or more plan participants is likely to impose adverse consequences on the plan and on other participants who did not engage in excessive trading. To avoid these consequences, for retirement plans, the Fund generally will communicate with the financial intermediary or plan sponsor and request that the financial intermediary or plan sponsor take action to cause the excessive trading activity by that participant or participants to cease. If excessive trading activity recurs, the Fund may refuse all future purchases from the plan, including those of plan participants not involved in the activity.

The identification of excessive trading activity involves judgments that are inherently subjective and the above actions alone or taken together with other means by which the Funds seek to discourage excessive trading (through the use of redemption fees, for example) cannot eliminate the possibility that such trading activity in a Fund will occur.

How the Funds value their holdings


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

We typically value securities using market quotations or information furnished by a pricing service. However, when market quotations are not available, or when we have reason to believe that available quotations may not be accurate, we may value securities according to methods that are approved by the Funds' Board of Trustees and which are intended to reflect fair value. Fair valuation involves subjective judgments and it is possible that the fair value determined for a security may differ materially from the value that could be realized upon the sale of the security.

For example, we may use fair value methods if a security's value is believed to have been materially affected by a significant event, such as a natural disaster, a bankruptcy filing, or a substantial fluctuation in domestic or foreign markets, that occurs after the close of the security's major trading exchange. In such a case, a fund's value for a security is likely to be different from the last quoted market or pricing service price.


     The International Equity Fund primarily invests in securities of non-U.S. issuers and the markets for these securities generally close prior to the time the Fund determines its net asset value. However, the value of these securities continues to be influenced by changes in the global markets. Consequently, the trustees have determined to use the fair value of these securities as of the time the fund determines its net asset value, based upon data from a pricing service. On a daily basis, the pricing service recommends changes, based upon a proprietary model, to the closing market prices of each non-U.S. security held by the fund to reflect the security's fair value at the time the fund determines its net asset value. The fund applies these recommendations in accordance with procedures approved by the trustees. A security's fair value determined in this manner may differ from the security's closing market price on the date the fund determines its net asset value or the opening price of the security on the next business day. The fund's use of this method may significantly affect its net asset value compared to the net asset value that would have been determined using closing market prices. The fund also may take other factors influencing specific markets or issuers into consideration in determining the fair value of a non-U.S. security.


Share certificates

We do not issue share certificates.

OTHER RIGHTS WE RESERVE

You should be aware that we may do any of the following:

- reject your account application if you fail to give us a correct Social Security or other tax ID number

- withhold a percentage of your distributions as required by federal tax law if we have been notified by the IRS that you are subject to backup withholding, or if you fail to give us a correct taxpayer ID number or certification that you are exempt from backup withholding

- close your account and send you the proceeds if the value of your account falls below $1,000 as a result of withdrawals (as opposed to market activity); however, before we close your account, we will give you 30 days' notice so you can either increase your balance or close your account

- pay you for shares you sell by "redeeming in kind," that is, by giving you marketable securities rather than cash (which typically happens only with very large redemptions); in such a case, you will continue to bear the risks associated with these securities as long as you own them, and when you sell these portfolio securities, you may pay brokerage charges.

- change, add, or withdraw various services, fees and account policies at any time (for example, we may adjust the minimum amounts for fund investments or wire transfers, or change the policies for telephone orders)


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

- suspend or delay redemptions during times when the NYSE is unexpectedly closed, when trading is restricted, or when an emergency prevents the fund from trading portfolio securities or pricing its shares

-    withdraw or suspend the offering of shares at any time

-    reject any order we believe may be fraudulent or unauthorized

-    reject or limit purchases of shares for any reason

-    reject a telephone redemption if we believe it is advisable to do so

DISTRIBUTIONS AND TAXES

Mutual funds pass along to shareholders virtually all of their net earnings. A fund can earn money in two ways: by receiving interest, dividends, or other income payments from securities it holds, or by selling securities for more than what it paid for them. Keep in mind that a fund's earnings are separate from any gains or losses you may realize from your own transactions in fund shares. A fund is not necessarily obligated to pay its shareholders a distribution during any particular period.

Choices for receiving dividends and distributions

You can choose how you receive your dividends and distributions. You can:

- have all dividends and distributions automatically reinvested in fund shares, at NAV (this is the only option for retirement accounts and other tax-deferred accounts)

- have all dividends and distributions sent to you by check or sent to your bank account by ACH transfer

Please indicate your preference on your application. If you do not give us any instructions, we will reinvest all dividends and distributions in the fund from which they originated. To change the dividend and distribution arrangement on an existing account, visit the web site or call 1-866-410-2006.

Note that if any dividend or distribution payments are returned as undeliverable, those payments and any future payments will be reinvested until we receive valid instructions otherwise. You will not receive any interest on uncashed dividend and distribution checks.

Because each shareholder's tax situation is unique, ask your tax professional for more information about the possible tax consequences of your Arrivato Dow Jones Fund investments.

Tax consequences of buying and selling fund shares

In general, buying and selling fund shares will have tax consequences for you. (An important exception is an IRA or other tax-advantaged account.) When you sell shares, you typically will realize either a capital gain or loss. If you have a gain, how it is taxed depends in part on how long you owned the shares. Note that for tax purposes, an exchange from one fund to another is the same as a sale.

Tax status of dividends and distributions

The tax status of the fund earnings you receive and your own fund transactions generally depend on their type:


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

Generally taxed at ordinary income rates:

-    short-term capital gains from selling fund shares

- taxable income dividends paid by a fund (although non-corporate taxpayers may be entitled to a reduced tax rate on these dividends based on the amount of qualified dividend income received by the Funds)

-    short-term capital gains distributions paid by a fund

Generally taxed at capital gains rates:

-    long-term capital gains from selling fund shares

-    long-term capital gains distributions paid by a fund

In addition, fund payments and transactions may be subject to state and local taxes.

It is the policy of the American Independence Funds to continue to qualify as a regulated investment company, after the acquisition, by complying with the provisions available to certain investment companies, as defined in applicable sections of the Internal Revenue Code, and to make distributions of net investment income and net realized capital gains sufficient to relieve it from all, or substantially all, federal income taxes. Accordingly, no provision for federal income tax is required.

At October 31, 2005, the American Independence Funds listed below had net capital loss carry forwards to offset future net capital gains, if any, to the extent provided by the Treasury regulations. To the extent that these carry forwards are used to offset future capital gains, it is probable that the gains that are offset will not be distributed to shareholders. The American Independence Funds' ability to carry forward the pre-merger losses of the American Independence Funds and use them to offset future gains will likely not be limited.

At October 31, 2005, the following Funds had a net capital loss carry forward which is available to offset future net capital gains, if any:

                                                    AMOUNT             EXPIRES
                                                  ----------          --------
Ultra Short Bond Fund                             $  171,658             2013
Stock Fund                                         1,065,621             2010
Stock Fund                                           166,929             2011
Kansas Tax-Exempt Bond Fund*                         617,546             2008
Kansas Tax-Exempt Bond Fund*                       1,379,613             2009
Kansas Tax-Exempt Bond Fund*                           2,495             2011
Kansas Tax-Exempt Bond Fund*                         122,004             2012
Kansas Tax-Exempt Bond Fund*                          88,129             2013
---------------

*       Information is as of the Fund's tax year ended August 31, 2005.


Tax status statements

Every January, each Arrivato Fund mails out detailed tax information to it shareholders. These statements tell you the amount and the tax category of any dividends or distributions you received. They also have certain details on your purchases and sales of shares.

Note that dividends or distributions that are declared in the last quarter of a given year are taxed in that year, even though you may not receive the money until the following January.

"Buying a dividend"

If you invest right before a fund pays a dividend, you will be getting some of your investment back as a taxable dividend. You can avoid this, if you want, by investing after the fund declares a dividend. In tax-advantaged retirement accounts you don't need to worry about this.

     You must provide your social security number or other taxpayer identification number to the fund along with the certifications required by the Internal Revenue Service when you open an account. If you do not or if it is otherwise legally required to do so, the Arrivato Fund will withhold 28% "backup withholding" tax from your dividends and distributions, sale proceeds and any other payments to you.

     You should ask your tax adviser about any federal, state and foreign tax considerations, including possible additional withholding taxes for non-U.S. shareholders. You may also consult the "Tax Status" section of each Arrivato Fund's statement of additional information for a more detailed discussion of U.S. federal income tax considerations, including qualified dividend income considerations that may affect the Arrivato Fund and its shareholders.

     Arrivato Funds' Rule 12b-1 Plans. As described above, each Arrivato Fund has adopted a Rule 12b-1 plan for its Class A shares and Class B shares (the "Plans"). Because the Rule 12b-1 fees payable under each Plan are an ongoing expense, over time they may increase the cost of your investment and your shares may cost more than shares that are not subject to a distribution or service fee or sales charge.

     Compensation and Services. Each Class A Plan is a reimbursement plan, and distribution expenses of BISYS are expected to substantially exceed the distribution fees paid by the fund in a given year. Pursuant to each Class A Plan the fund reimburses BISYS for its actual expenditures to finance any activity primarily intended to result in the sale of Class A shares or to provide services to holders of Class A shares, provided the categories of expenses for which reimbursement is made are approved by the board of trustees. The expenses of the fund pursuant to the Class A Plan are accrued daily at a rate which may not exceed the annual rate of 0.50% of the fund's average daily net assets attributable to Class A shares.


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

     The Class C Plan provides that the fund shall pay to BISYS, as the fund's distributor for its Class C shares a distribution fee equal on an annual basis to 1.00% of the fund's average daily net assets attributable to Class C shares. The distribution fee compensates BISYS for its distribution services with respect to Class C shares. BISYS also pays commissions to broker-dealers and the cost of printing prospectuses and reports used for sales purposes and the preparation and printing of sales literature and other distribution-related expenses. The plan authorizes BISYS to pay a service fee to broker-dealers at a rate of up to 0.25% of the fund's average daily net assets attributable to Class C shares owned by shareholders for whom that broker-dealer is the holder or dealer of record. This service fee compensates the broker-dealer for providing personal services and/or account maintenance services rendered by the broker-dealer with respect to Class B shares.

     Trustee Approval and Oversight. Each Plan was last approved by the board of trustees of each Arrivato Fund, including a majority of the independent trustees, by votes cast in person at meetings called for the purpose of voting on the Plan on July 12, 2005. Pursuant to the Plan, at least quarterly, BISYS will provide each fund with a written report of the amounts expended under the Plan and the purpose for which these expenditures were made. The trustees review these reports on a quarterly basis to determine their continued appropriateness.

     Term, Termination and Amendment. Each Plan's adoption, terms, continuance and termination are governed by Rule 12b-1 under the Investment Company Act. The board of trustees believes that there is a reasonable likelihood that the Plans will benefit each fund and its current and future shareholders. The Plans may not be amended to increase materially the annual percentage limitation of average net assets which may be spent for the services described therein without approval of the shareholders of the fund affected thereby, and material amendments of the Plans must also be approved by the trustees as provided in Rule 12b-1.

                       INFORMATION CONCERNING THE MEETING

Solicitation of Proxies


     In addition to the mailing of these proxy materials, proxies may be solicited by telephone, by fax or in person by the trustees and officers of your American Independence Fund or its affiliates, including personnel of your American Independence Fund's transfer agent, Arrivato Funds' investment adviser, Arrivato, Arrivato Funds' transfer agent, BISYS, or by broker-dealer firms.
At present the Funds have not retained the service of a proxy solicitor but reserve the right to do so in the future. Arrivato and INTRUST will bear the cost of such solicitation.


Revoking Proxies

     An American Independence Fund shareholder signing and returning a proxy has the power to revoke it at any time before it is exercised:

     - by filing a written notice of revocation with your American Independence Fund's transfer agent, BISYS Fund Services, at P.O. Box 182733, Columbus, Ohio 43218-2733, or

     - by returning a duly executed proxy with a later date before the time of

     -    the Meeting, or

     - if a shareholder has executed a proxy but is present at the Meeting and wishes to vote in person, by notifying the secretary of your American Independence Fund (without complying with any formalities) at any time before it is voted. Being present at the Meeting alone does NOT revoke a previously executed and returned proxy.

Outstanding Shares


     Only shareholders of record on February 1, 2006 (the "record date") are entitled to notice of and to vote at the Meeting. As of the record date, the following number of shares of each American Independence Fund were outstanding.



                                                      SHARES OUTSTANDING
                                                  (AS OF FEBRUARY 1, 2006)
                                                  --------------------------
American Independence Fund (as of
   February 1, 2006............................
UltraShort Bond Fund...........................           5,530,612.46
Intermediate Bond Fund.........................           4,951,542.53
Stock Fund.....................................           6,801,421.61
International Multi-Manager Stock Fund.........           6,937,157.57
Kansas Tax-Exempt Bond Fund....................          14,752,400.67
NestEgg Capital Preservation Fund..............             537,086.95
NestEgg 2010 Fund..............................           1,356,524.76
NestEgg 2020 Fund..............................           2,761,579.35
NestEgg 2030 Fund..............................           1,693,050.04
NestEgg 2040 Fund..............................           1,762,608.71


Other Business

     Your American Independence Fund's Board of Trustees knows of no business to be presented for consideration at the Meeting other than Proposals 1(a)-(k). If other business is properly brought before the Meeting, proxies will be voted according to the best judgment of the persons named as proxies.

Adjournments

     If, by the time scheduled for the Meeting, a quorum of shareholders of a Fund is not present or if a quorum is present but sufficient votes "for" the proposals have not been received, the persons named as proxies may propose the Meeting with respect to one or more of the Funds to another date and time, and the Meeting may be held as adjourned within a reasonable time after the date set for the original Meeting for that Fund without further notice. Any such adjournment will require the affirmative vote of a majority of the votes cast on the question in person or by proxy at the session of the Meeting to be adjourned. The persons named as proxies will vote all proxies in favor of the adjournment that voted in favor of the proposal or that abstained. They will vote against such adjournment those proxies required to be voted against the proposal. Broker non-votes will be disregarded in the vote for adjournment. If the adjournment requires setting a new record date or the adjournment is for more than 120 days of the original Meeting (in which case the Board of Trustees of your American Independence Fund will set a new record date), your American Independence Fund will give notice of the adjourned meeting to its shareholders.

Telephone Voting

     In addition to soliciting proxies by mail, by fax or in person, your American Independence Fund may also arrange to have votes recorded by telephone by officers and employees of your American Independence Fund or by personnel of the adviser or transfer agent or a third party solicitation firm. The telephone voting procedure is designed to verify a shareholder's identity, to allow a shareholder to authorize the voting of shares in accordance with the shareholder's instructions and to confirm that the voting instructions have been properly recorded. If these procedures were subject to a successful legal challenge, these telephone votes would not be counted at the Meeting. Your American Independence Fund has not obtained an opinion of counsel about telephone voting, but is currently not aware of any challenge.

     - A shareholder will be called on a recorded line at the telephone number in the Fund's account records and will be asked to provide the shareholder's social security number or other identifying information.

     - The shareholder will then be given an opportunity to authorize proxies to vote his or her shares at the Meeting in accordance with the shareholder's instructions.

     - To ensure that the shareholder's instructions have been recorded correctly, the shareholder will also receive a confirmation of the voting instructions by mail.

     - A toll-free number will be available in case the voting information contained in the confirmation is incorrect.

     - If the shareholder decides after voting by telephone to attend the Meeting, the shareholder can revoke the proxy at that time and vote the shares at the Meeting.

Shareholders' Proposals


     Your American Independence Fund is not required, and does not intend, to hold meetings of shareholders each year. Instead, meetings will be held only when and if required. Any shareholders desiring to present a proposal for consideration at the next meeting for shareholders must submit the proposal in writing, so that it is received by your American Independence Fund within a reasonable time before any meeting. If the Reorganization is completed, your American Independence Fund will not hold another shareholder meeting.


Appraisal Rights

     If the Reorganization of your American Independence Fund is approved at the Meeting, shareholders of your American Independence Fund will not have the right to dissent and obtain payment of the fair value of their shares because the exercise of appraisal rights is subject to the forward pricing requirements of Rule 22c-1 under the Investment Company Act, which supersede state law. Shareholders of your American Independence Funds, however, have the right to redeem their Fund shares until the closing date of the Reorganizations.




             OWNERSHIP OF SHARES OF THE AMERICAN INDEPENDENCE FUNDS


     To the knowledge of your American Independence Fund, as of February 1, 2006, the following persons owned of record or beneficially 5% or more of the outstanding shares of each of the American Independence Funds.



                                                                      PERCENT OF THE
                                                                        CLASS TOTAL
                                                                       ASSETS HELD BY
FUND/CLASS                                        NO. OF SHARES       THE SHAREHOLDER
----------                                        -------------       ---------------
INTERMEDIATE BOND FUND - INSTL SERVICE CLASS

TRANSCO & COMPANY
P O BOX 523
C/O INTRUST BANK/TRUST DIVISION
BELLEVILLE IL 62222                                 4,951,382.297            100.00%

INTL MULTI-MANAGER STOCK FUND - SERVICE CLS

TRANSCO & COMPANY
P O BOX 523
C/O INTRUST BANK/TRUST DIVISION
BELLEVILLE IL 62222                                 6,928,638.903             99.88%

KANSAS TAX-EXEMPT BOND FUND CLASS A

MICHAEL A BELLUOMO
MICHAEL A BELLUOMO LIVING TRUST
2245 BULLINGER ST
WICHITA KS 672045531
                                                      13,181.987              17.26%

PERSHING LLC
P O BOX 2052
JERSEY CITY NJ 073039998
                                                      11,121.858              14.56%

JOHN D CANNON
400 S MARTINSON
WICHITA KS 67213
                                                       8,122.309              10.64%

ANNA RUTH KICE
JACK W KICE
3103 HARAHEY RDG
MANHATTAN KS 66502
                                                       7,885.759              10.33%

KIM R ROBERTSON
9447 WYNCROFT ST
WICHITA KS 672051407
                                                       5,729.361               7.50%

ROBERT HETTENBACH
ROBERT HETTENBACH TRUST
101 S FLORENCE
WICHITA KS 67209
                                                       5,526.753               7.24%

DANIEL E MONNAT
GRACE WU-MONNAT
1435 LIEUNETT
WICHITA KS 67203
                                                        5,062.239              6.63%

KANSAS TAX-EXEMPT BOND FUND INSTITUTIONAL CLASS

TRANSCO & COMPANY
P O BOX 523
C/O INTRUST BANK/TRUST DIVISION
BELLEVILLE IL 62222                                14,237,943.655             97.01%


STOCK FUND - SERVICE CLASS

TRANSCO & COMPANY
P O BOX 523
C/O INTRUST BANK/TRUST DIVISION
BELLEVILLE IL 62222                                 6,790,579.353             99.84%

ULTRA SHORT BOND FUND SERVICE

TRANSCO & COMPANY
P O BOX 523
C/O INTRUST BANK/TRUST DIVISION
BELLEVILLE IL 62222                                 5,528,156.672             99.96%

NESTEGG 2010 FUND - INSTL SERVICE CLASS

TRANSCO & CO
P O BOX 523
C/O INTRUST BANK/TRUST DIVISION
BELLEVILLE IL 62222                                 1,334,113.300             99.38%

NESTEGG 2010 FUND - PREMIUM CLASS

MG TRUST CUSTODIAN OR TRUSTEE
WARD FEED YARD INC EMPLOYEE PROFI
SUITE 300
DENVER CO 80202
                                                      12,239.741              87.15%

PERSHING LLC
P O BOX 2052
JERSEY CITY NJ 073039998
                                                       1,804.171              12.85%

NESTEGG 2020 FUND - INSTL SERVICE CLASS

TRANSCO & CO
P O BOX 523
C/O INTRUST BANK/TRUST DIVISION
BELLEVILLE IL 62222                                2,728,240.320              99.72%

NESTEGG 2020 FUND - PREMIUM CLASS

MG TRUST CUSTODIAN OR TRUSTEE
WARD FEED YARD  INC  EMPLOYEE PROFI
SUITE 300
DENVER CO 80202
                                                      12,674.032              49.25%
PERSHING LLC
P O  BOX 2052
JERSEY CITY NJ 073039998
                                                      12,609.048              49.00%

NESTEGG 2030 FUND - INSTL SERVICE CLASS

TRANSCO & CO
P O BOX 523
C/O INTRUST BANK/TRUST DIVISION
BELLEVILLE IL 62222                                1,656,854.743             99.43%

NESTEGG 2030 FUND - PREMIUM CLASS

MG TRUST CUSTODIAN OR TRUSTEE
WARD FEED YARD INC  EMPLOYEE PROFI
SUITE 300
DENVER CO 80202
                                                      20,273.821             76.12%

PERSHING LLC
P O BOX 2052
JERSEY CITY NJ 073039998
                                                       5,703.343             21.41%

NESTEGG 2040 FUND - INSTL SERVICE CLASS

TRANSCO & CO
P O BOX 523
C/O INTRUST BANK/TRUST DIVISION
BELLEVILLE IL 62222                                1,709,429.087             99.52%

NESTEGG 2040 FUND - PREMIUM CLASS

JAMES O VANARSDALE
501 N MAIN
MACKSVILLE KS 67557
                                                      20,328.343             45.22%

MG TRUST CUSTODIAN OR TRUSTEE
WARD FEED YARD  INC  EMPLOYEE PROFI
SUITE 300
DENVER CO 80202
                                                      15,394.245             34.24%

PERSHING LLC
P O BOX 2052
JERSEY CITY NJ 073039998
                                                       8,468.875             18.84%

NESTEGG CAPITAL PRESERVATION FUND-PREMIUM

PERSHING LLC
P O  BOX 2052
JERSEY CITY NJ 073039998
                                                      20,451.801             77.05%

MG TRUST CUSTODIAN OR TRUSTEE
WARD FEED YARD INC  EMPLOYEE PROFI
SUITE 300
DENVER CO 80202
                                                       6,091.726             22.95%

NESTEGG CAPITAL PRESERVATION FUND - SERVICE CLASS

TRANSCO & CO
P O BOX 523
C/O INTRUST BANK/TRUST DIVISION
BELLEVILLE IL 62222                                  510,073.725             99.91%



     As of February 1, 2006, the trustees and officers of your American Independence Fund, as a group, owned in the aggregate less than 1% of the outstanding shares of your American Independence Fund.


     INTRUST or other companies controlled by INTRUST (the "INTRUST Companies") beneficially own shares of certain American Independence Funds. The INTRUST Companies intend to hire an independent fiduciary to vote their shares in a fiduciary capacity.

                                     EXPERTS

American Independence Funds


     The financial statements and financial highlights of each American Independence Fund incorporated by reference in the respective American Independence Funds' Annual Report for the most recent fiscal year end have been audited by KPMG LLP, independent registered public accounting firm, as set forth in their reports thereon incorporated by reference into this registration statement. Such financial statements and financial highlights are incorporated herein by reference in reliance on such reports given on the authority of such firm as experts in accounting and auditing.


Arrivato Funds

     Since the Arrivato Funds have not commenced operation at the time of this proxy, there are no financial statements and financial highlights for the Arrivato Funds.

                              AVAILABLE INFORMATION

     The American Independence Funds and the Arrivato Funds are subject to the informational requirements of the Securities Exchange Act of 1934 and the Investment Company Act and file reports, proxy statements and other information with the SEC. These reports, proxy statements and other information filed by the Funds can be inspected and copied (for a duplication fee) at the public reference facilities of the SEC at 450 Fifth Street, N.W., Washington, D.C. Copies of these materials can also be obtained by mail from the Public Reference Branch, Office of Consumer Affairs and Information Services, SEC, Washington, D.C. 20549, at prescribed rates. In addition, copies of these documents may be viewed on-screen or downloaded from the SEC's Internet site at http://www.sec.gov.


Information about the American Independence Funds is incorporated into this Proxy Statement/Prospectus by reference from the current Prospectus dated March 1, 2005 which accompanies this Proxy Statement/Prospectus and Annual Report dated October 31, 2005, which have previously been mailed to shareholders. Copies of the annual report may be obtained without charge by writing or calling the American Independence Funds at the address and telephone number shown on the cover page of this Proxy Statement/Prospectus. Additional information about the American Independence Funds is included in the American Independence Funds' statement of additional information, dated March 1, 2005 and the statement of additional information relating to this Proxy Statement/Prospectus copies of which may be obtained without charge by writing or calling the American Independence Funds at the address or telephone number shown on the cover page of the Proxy/Prospectus.



Information about the Arrivato Dow Jones U.S. Target Date Funds is incorporated into this Proxy Statement/Prospectus by reference from the Arrivato Dow Jones U.S. Target Date Funds' prospectus dated September 15, 2005 which accompanies this Proxy Statement/Prospectus. Additional information about the Arrivato Funds is included in the Funds' statement of additional information, dated September 15, 2005 and the statement of additional information relating to this Proxy Statement/Prospectus copies of which accompanies this Proxy Statement/Prospectus.

             EXHIBIT A--FORM OF AGREEMENT AND PLAN OF REORGANIZATION
              SERVICE CLASS, PREMIUM CLASS AND INSTITUTIONAL CLASS

                      AGREEMENT AND PLAN OF REORGANIZATION

     THIS AGREEMENT AND PLAN OF REORGANIZATION (the "Agreement") is made as of the __ day of _______ 2005, by and between Arrivato Funds Trust, a Delaware business trust (the "Acquiring Trust"), with its principal place of business at 350 Fifth Avenue, 59th Floor, New York, NY 10118, and American Independence Funds, a Delaware business trust (the "American Independence Trust"), on behalf of the Stock Fund, International Multi-Manager Stock Fund, UltraShort Bond Fund, Intermediate Bond Fund, NestEgg Capital Preservation Fund, NestEgg 2010 Fund, NestEgg 2020 Fund, NestEgg 2030 Fund and NestEgg 2040 Fund (the "Acquired Funds"), with its principal place of business at 3435 Stelzer Road, Columbus, Ohio 43219. The Acquiring Funds and the Acquired Funds are sometimes referred to collectively herein as the "Funds" and individually as a "Fund."

     This Agreement is intended to be and is adopted as a plan of a "reorganization" as defined in Section 368(a)(1)[(C)/(D)] of the United States Internal Revenue Code of 1986, as amended (the "Code") and the Treasury Regulations thereunder. The reorganization (the "Reorganization") will consist of (1) the transfer of all of the assets of the Acquired Funds to the Acquiring Funds in exchange solely for (A) the issuance of Class I shares of beneficial interest of the Acquiring Fund (collectively, the "Acquiring Fund Shares" and each, an "Acquiring Fund Share") to the Acquired Fund, and (B) the assumption by the Acquiring Fund of the liabilities of the Acquired Fund that are both set forth on the Statements of Assets and Liabilities (as defined below) and also included in the calculation of net asset value ("NAV") on the closing date of the Reorganization (the "Closing Date") (collectively, the "Assumed Liabilities"), and (2) the distribution by the Acquired Fund, on or promptly after the Closing Date as provided herein, of the Acquiring Fund Shares to the shareholders of the Acquired Fund in liquidation and dissolution of the Acquired Fund, all upon the terms and conditions hereinafter set forth in this Agreement.

     WHEREAS, the Acquiring Trust and the American Independence Trust are each registered investment companies classified as management companies of the open-end type.

     WHEREAS, the Acquiring Fund is authorized to issue shares of beneficial interest.

     WHEREAS, the Board of Trustees of the American Independence Trust and the Board of Trustees of the Acquiring Trust have determined that the Reorganization is in the best interests of the Acquired Fund shareholders and the Acquiring Fund shareholders, respectively, and is not dilutive of the interests of those shareholders.

     NOW, THEREFORE, in consideration of the premises of the covenants and agreements hereinafter set forth, the parties hereto covenant and agree as follows:

1. TRANSFER OF ASSETS OF THE ACQUIRED FUNDS IN EXCHANGE FOR THE ACQUIRING FUND SHARES AND ASSUMPTION OF THE ASSUMED LIABILITIES; LIQUIDATION AND TERMINATION OF THE ACQUIRED FUND.

     1.1 Subject to the terms and conditions herein set forth and on the basis of the representations and warranties contained herein, the Acquired Fund will transfer all of its assets as set forth in Paragraph 1.2 (the "Acquired Assets") to the Acquiring Fund free and clear of all liens and encumbrances (other than those arising under the Securities Act of 1933, as amended (the "Securities Act"), liens for taxes not yet due and contractual restrictions on the transfer of the Acquired Assets) and the Acquiring Fund agrees in exchange therefor: (i) to issue to the Acquired Fund the number of Acquiring Fund Shares, including fractional Acquiring Fund Shares, of each class with an aggregate NAV equal to the NAV of the Acquired Fund attributable to the corresponding class of the Acquired Fund's shares, as determined in the manner set forth in Paragraphs 2.1 and 2.2; and (ii) to assume the Assumed Liabilities. Such transactions shall take place at the Closing (as defined in Paragraph 3.1 below).

     1.2 (a) The Acquired Assets shall consist of all of the Acquired Fund's property, including, without limitation, all portfolio securities and instruments, dividends and interest receivables, cash, goodwill, contractual rights and choses in action of the Acquired Fund or the American Independence Trust in respect of the Acquired Fund, all other intangible property owned by the Acquired Fund, originals or copies of all books and records of the Acquired Funds, and all other assets of the Acquired Fund on the Closing Date. The Acquiring Fund shall also be entitled to receive (or, to the extent agreed upon between the American Independence Trust and the Acquiring Trust, be provided access to) copies of all records that the American Independence Trust is required to maintain under the Investment Company Act of 1940, as amended (the "Investment Company Act"), and the rules of the Securities and Exchange Commission (the "Commission") thereunder to the extent such records pertain to the Acquired Fund.

     (b) The Acquired Funds have provided the Acquiring Funds with a list of all of the Acquired Fund's securities and other assets as of the date of execution of this Agreement, and the Acquiring Fund has provided the Acquired Fund with a copy of the current fundamental investment policies and restrictions and fair value procedures applicable to the Acquiring Fund. The Acquired Fund reserves the right to sell any of such securities or other assets before the Closing Date (except to the extent sales may be limited by representations of the Acquired Fund contained herein and made in connection with the issuance of the tax opinion provided for in Paragraph 8.5 hereof).

     1.3 The Acquired Fund will endeavor to discharge all of its known liabilities and obligations that are or will become due prior to the Closing.

     1.4 On or as soon after the Closing Date as is conveniently practicable (the "Liquidation Date"), the American Independence Trust shall liquidate the Acquired Fund and distribute pro rata to its shareholders of record, determined as of the close of regular trading on the New York Stock Exchange on the Closing Date (the "Acquired Fund Shareholders"), the Acquiring Fund Shares received by the Acquired Funds pursuant to Paragraph 1.1 hereof. Each Acquired Fund Shareholder shall receive the number of Acquiring Fund Shares of Class Institutional shares of beneficial interest of the Acquired Fund (the "Acquired Fund Shares") held by such Acquired Fund Shareholder that have an aggregate NAV equal to the aggregate NAV of the Acquired Fund Shares held of record by such Acquired Fund Shareholder on the Closing Date. Such liquidation and distribution will be accomplished by the American Independence Trust instructing the Acquiring Trust to transfer the Acquiring Fund Shares then credited to the account of the Acquired Fund on the books of the Acquiring Fund to open accounts on the share records of the Acquiring Fund established and maintained by the Acquiring Fund's transfer agent in the names of the Acquired Fund Shareholders and representing the respective pro rata number of the Acquiring Fund Shares due the Acquired Fund Shareholders. The American Independence Trust shall promptly provide the Acquiring Trust with evidence of such liquidation and distribution. All issued and outstanding Acquired Fund Shares will simultaneously be cancelled on the books of the Acquired Fund, and the Acquired Fund will be dissolved. The Acquiring Fund shall not issue certificates representing the Acquiring Fund Shares in connection with such exchange.

     1.5 Ownership of Acquiring Fund Shares will be shown on the books of the Acquiring Fund's transfer agent. Any certificates representing ownership of Acquired Fund Shares that remain outstanding on the Closing Date shall be deemed to be cancelled and shall no longer evidence ownership of Acquired Fund Shares.

     1.6 Any transfer taxes payable upon issuance of Acquiring Fund Shares in a name other than the registered holder of the Acquired Fund Shares on the books of the Acquired Fund as of that time shall, as a condition of such issuance and transfer, be paid by the person to whom such Acquiring Fund Shares are to be issued and transferred.

     1.7 Any reporting responsibility of the American Independence Trust with respect to the Acquired Fund for taxable periods ending on or before the Closing Date, including, but not limited to, the responsibility for filing of regulatory reports, Tax Returns (as defined in Paragraph 4.1), or other documents with the Commission, any state securities commissions, and any federal, state or local tax authorities or any other relevant regulatory authority, is and shall remain the responsibility of the American Independence Trust.

2.   VALUATION

     2.1 The NAV of the Acquiring Fund Shares and the NAV of the Acquired Fund shall, in each case, be determined as of the close of business (4:00 p.m., New York time) on the Closing Date (the "Valuation Time"). The NAV of each Acquiring Fund Share shall be computed by Arrivato Advisers, LLC (the "Acquiring Fund Adviser") in the manner set forth in the Acquiring Funds' Declaration of Trust (the "Declaration"), or By-Laws, and the Acquiring Fund's then-current prospectus and statement of additional information. The NAV of the Acquired Fund shall be computed by BISYS Fund Services (the "Acquired Fund Administrator") by calculating the value of the Acquired Assets and by subtracting therefrom the amount of the liabilities of the Acquired Fund on the Closing Date included on the Statement of Assets and Liabilities of the Acquired Fund delivered pursuant to Paragraph 5.7 (the "Statement of Assets and Liabilities"), said assets and liabilities to be valued in the manner set forth in the Acquiring Fund's then current prospectus and statement of additional information. The Acquiring Fund Adviser shall confirm to the Acquiring Fund the NAV of the Acquired Fund.

     2.2 The number of Acquiring Fund Shares to be issued (including fractional shares, if any) in exchange for the Acquired Assets and the assumption of the Assumed Liabilities shall be determined by the Acquiring Fund Adviser by dividing the NAV of the Acquired Fund, as determined in accordance with Paragraph 2.1, by the NAV of each Acquiring Fund Share, as determined in accordance with Paragraph 2.1.

     2.3 The Acquiring Fund and the Acquired Fund shall cause the Acquiring Fund Adviser and the Acquired Fund Administrator, respectively, to deliver a copy of its valuation report to the other party at Closing. All computations of value shall be made by the Acquiring Fund Adviser and the Acquired Fund Administrator in accordance with its regular practice as pricing agent for the Acquiring Fund and the Acquired Fund, respectively.

3.   CLOSING AND CLOSING DATE


     3.1 The Closing Date shall be February 28, 2006, or such later date as the parties may agree to in writing. All acts necessary to consummation the Reorganization (the "Closing") shall be deemed to take place simultaneously as of 5:00 p.m. (Eastern time) on the Closing Date unless otherwise provided. The Closing shall be held at the offices of Thacher, Proffitt & Wood LLP, Two World Financial Center, New York, New York 10281, or at such other place as the parties may agree.

     3.2 Portfolio securities that are held other than in book-entry form in the name of INTRUST Bank, N.A. shall be duly endorsed in proper form for transfer, in such condition as to constitute good delivery thereof in accordance with the custom of brokers, and shall be accompanied by all necessary federal and state stock transfer stamps or a check for the appropriate purchase price thereof. Portfolio securities held of record by the Acquired Fund Custodian in book-entry form on behalf of the Acquired Fund shall be delivered by the Acquired Fund Custodian through the Depository Trust Company to the Acquiring Fund Custodian and by the Acquiring Fund Custodian recording the beneficial ownership thereof by the Acquiring Fund on the Acquiring Fund Custodian's records. Any cash shall be delivered by the Acquired Fund Custodian transmitting immediately available funds by wire transfer to the Acquiring Fund Custodian the cash balances maintained by the Acquired Fund Custodian and the Acquiring Fund Custodian crediting such amount to the account of the Acquiring Fund.

     3.3 The Acquiring Fund Custodian shall deliver within one business day after the Closing a certificate of an authorized officer stating that: (a) the Acquired Assets have been delivered in proper form to the Acquiring Fund on the Closing Date, and (b) all necessary transfer taxes including all applicable federal and state stock transfer stamps, if any, have been paid, or provision for payment has been made in conjunction with the delivery of portfolio securities as part of the Acquired Assets.

     3.4 If on the Closing Date (a) the New York Stock Exchange is closed to trading or trading thereon shall be restricted or (b) trading or the reporting of trading on such exchange or elsewhere is disrupted so that accurate appraisal of the NAV of the Acquiring Fund Shares or the Acquired Fund pursuant to Paragraph 2.1 is impracticable, the Closing Date shall be postponed until the first business day after the day when trading shall have been fully resumed and reporting shall have been restored.

     3.5 The Acquired Fund shall deliver at the Closing a list of the names, addresses, federal taxpayer identification numbers and backup withholding and nonresident alien withholding status and certificates of the Acquired Fund Shareholders and the number and percentage ownership of outstanding Acquired Fund Shares owned by each Acquired Fund Shareholder as of the Valuation Time, certified by the President or a Secretary of the American Independence Trust and its Treasurer, Secretary or other authorized officer (the "Shareholder List") as being an accurate record of the information (a) provided by the Acquired Fund Shareholders, (b) provided by the Acquired Fund Custodian, or (c) derived from the American Independence Trust's records by such officers or one of the American Independence Trust's service providers. The Acquiring Fund shall issue and deliver to the Acquired Fund a confirmation evidencing the Acquiring Fund Shares to be credited on the Closing Date, or provide evidence satisfactory to the Acquired Fund that such Acquiring Fund Shares have been credited to the Acquired Fund's account on the books of the Acquiring Fund. At the Closing, each party shall deliver to the other such bills of sale, checks, assignments, stock certificates, receipts or other documents as such other party or its counsel may reasonably request.

4.   REPRESENTATIONS AND WARRANTIES

     4.1 Except as set forth on a disclosure schedule previously provided by the American Independence Trust to the Acquiring Trust (which disclosure schedule shall be organized by the sections of this Section 4.1 and any disclosure shall only modify the portions of this Section 4.1 expressly identified in such schedule), the American Independence Trust, on behalf of the Acquired Fund, represents, warrants and covenants to the Acquiring Fund, which representations, warranties and covenants will be true and correct on the date hereof and on the Closing Date as though made on and as of the Closing Date, as follows:

     (a) The Acquired Fund is a series of the American Independence Funds Trust. The American Independence Funds Trust is a business trust validly existing and in good standing under the laws of the state of Delaware and has the power to own all of its properties and assets and, subject to approval by the Acquired Fund's shareholders, to perform its obligations under this Agreement. The Acquired Fund is not required to qualify to do business in any jurisdiction in which it is not so qualified or where failure to qualify would subject it to any material liability or disability. Each of the American Independence Funds Trust and the Acquired Fund has all necessary federal, state and local authorizations to own all of its properties and assets and to carry on its business as now being conducted;

     (b) The American Independence Funds Trust is a registered investment company classified as a management company of the open-end type, and its registration with the Commission as an investment company under the Investment Company Act is in full force and effect;

     (c) The American Independence Funds Trust is not in violation of, and the execution and delivery of this Agreement and the performance of its obligations under this Agreement in respect of the Acquired Fund will not result in a violation of, any provision of the American Independence Trust's Trust Instrument or By-Laws or any material agreement, indenture, instrument, contract, lease or other undertaking with respect to the Acquired Fund to which the American Independence Trust is a party or by which the Acquired Fund or any of its assets are bound;

     (d) No litigation or administrative proceeding or investigation of or before any court or governmental body is currently pending or to its knowledge threatened against the Acquired Fund or any of the Acquired Fund's properties or assets. The Acquired Fund knows of no facts which might form the basis for the institution of such proceedings. Neither the American Independence Trust nor the Acquired Fund is a party to or subject to the provisions of any order, decree or judgment of any court or governmental body which materially adversely affects the Acquired Fund's business or its ability to consummate the transactions contemplated herein or would be binding upon the Acquiring Fund as the successor to the Acquired Fund;

     (e) The Acquired Fund has no material contracts or other commitments (other than this Agreement or agreements for the purchase and sale of securities entered into in the ordinary course of business and consistent with its obligations under this Agreement) which will not be terminated at or prior to the Closing Date and no such termination will result in liability to the Acquired Fund (or the Acquiring Fund);

     (f) The statement of assets and liabilities of the Acquired Fund, and the related statements of operations and changes in net assets, as of and for the fiscal year ended October 31, 2005, have been audited by KPMG LLP, independent registered public accounting firm, and are in accordance with generally accepted accounting principles ("GAAP") consistently applied and fairly reflect, in all material respects, the financial condition of the Acquired Fund as of such date and the results of its operations for the period then ended, and all known liabilities, whether actual or contingent, of the Acquired Fund as of the date thereof are disclosed therein. The Statement of Assets and Liabilities will be in accordance with GAAP consistently applied and will fairly reflect, in all material respects, the financial condition of the Acquired Fund as of such date and the results of its operations for the period then ended. Except for the Assumed Liabilities, the Acquired Fund will not have any known or contingent liabilities on the Closing Date. No significant deficiency, material weakness, fraud, significant change or other factor that could significantly affect the internal controls of the Acquired Fund has been disclosed or is required to be disclosed in the Acquired Fund's reports on Form N-CSR to enable the chief executive officer and chief financial officer or other officers of the Acquired Fund to make the certifications required by the Sarbanes-Oxley Act, and no deficiency, weakness, fraud, change, event or other factor exists that will be required to be disclosed in the Acquiring Fund's Form N-CSR after the Closing Date;


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     (g) Since the most recent fiscal year end, except as specifically disclosed in the Acquired Fund's prospectus, its statement of additional information as in effect on the date of this Agreement, or its annual report for the period ended October 31, 2005, there has not been any material adverse change in the Acquired Fund's financial condition, assets, liabilities, business or prospects, or any incurrence by the Acquired Fund of indebtedness, except for normal contractual obligations incurred in the ordinary course of business or in connection with the settlement of purchases and sales of portfolio securities. For the purposes of this subparagraph (g) (but not for any other purpose of this Agreement), a decline in NAV per Acquired Fund Share arising out of its normal investment operations or a decline in market values of securities in the Acquired Fund's portfolio or a decline in net assets of the Acquired Fund as a result of redemptions shall not constitute a material adverse change;

     (h) (A) For each taxable year of its operation since its inception, the Acquired Fund has met, and for the current taxable year it will meet, the requirements of Subchapter M of the Code for qualification and treatment as a regulated investment company. The Acquired Fund will qualify as such as of the Closing Date and will satisfy the diversification requirements of Section 851(b)(3) of the Code without regard to the last sentence of Section 851(d) of the Code. The Acquired Fund has not taken any action, caused any action to be taken or caused any action to fail to be taken which action or failure could cause the Acquired Fund to fail to qualify as a regulated investment company under the Code;

          (B) Within the times and in the manner prescribed by law, the Acquired Fund has properly filed on a timely basis all Tax Returns (as defined below) that it was required to file, and all such Tax Returns were complete and accurate in all respects. The Acquired Fund has not been informed by any jurisdiction that the jurisdiction believes that the Acquired Fund was required to file any Tax Return that was not filed; and the Acquired Fund does not know of any basis upon which a jurisdiction could assert such a position;

          (C) The Acquired Fund has timely paid, in the manner prescribed by law, all Taxes (as defined below), which were due and payable or which were claimed to be due;

          (D) All Tax Returns filed by the Acquired Fund constitute complete and accurate reports of the respective Tax liabilities and all attributes of the Acquired Fund or, in the case of information returns and payee statements, the amounts required to be reported, and accurately set forth all items required to be included or reflected in such returns;

          (E) The Acquired Fund has not waived or extended any applicable statute of limitations relating to the assessment or collection of Taxes;

          (F) The Acquired Fund has not been notified that any examinations of the Tax Returns of the Acquired Fund are currently in progress or threatened, and no deficiencies have been asserted or assessed against the Acquired Fund as a result of any audit by the Internal Revenue Service or any state, local or foreign taxing authority, and, to its knowledge, no such deficiency has been proposed or threatened;

          (G) The Acquired Fund has no actual or potential liability for any Tax obligation of any taxpayer other than itself. The Acquired Fund is not and has never been a member of a group of corporations with which it has filed (or been required to file) consolidated, combined or unitary Tax Returns. The Acquired Fund is not a party to any Tax allocation, sharing, or indemnification agreement;

          (H) The unpaid Taxes of the Acquired Fund for tax periods through the Closing Date do not exceed the accruals and reserves for Taxes (excluding accruals and reserves for deferred


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

     Taxes established to reflect timing differences between book and Tax income) set forth on the Statement of Assets and Liabilities, rather than in any notes thereto (the "Tax Reserves"). All Taxes that the Acquired Fund is or was required by law to withhold or collect have been duly withheld or collected and, to the extent required, have been timely paid to the proper governmental agency;

          (I) The Acquired Fund has delivered to the Acquiring Fund or made available to the Acquiring Fund complete and accurate copies of all Tax Returns of the Acquired Fund, together with all related examination reports and statements of deficiency for all periods not closed under the applicable statutes of limitations and complete and correct copies of all private letter rulings, revenue agent reports, information document requests, notices of proposed deficiencies, deficiency notices, protests, petitions, closing agreements, settlement agreements, pending ruling requests and any similar documents submitted by, received by or agreed to by or on behalf of the Acquired Fund. The Acquired Fund has disclosed on its federal income Tax Returns all positions taken therein that could give rise to a substantial understatement of federal income Tax within the meaning of Section 6662 of the Code;

          (J) The Acquired Fund has not undergone, has not agreed to undergo, and is not required to undergo (nor will it be required as a result of the transactions contemplated in this Agreement to undergo) a change in its method of accounting resulting in an adjustment to its taxable income pursuant to Section 481 of the Code. The Acquired Fund will not be required to include any item of income in, or exclude any item of deduction from, taxable income for any taxable period (or portion thereof) ending after the Closing Date as a result of any (i) change in method of accounting for a taxable period ending on or prior to the Closing Date under Section 481(c) of the Code (or any corresponding or similar provision of state, local or foreign income Tax law); (ii) "closing agreement" as described in Section 7121 of the Code (or any corresponding or similar provision of state, local or foreign income Tax law) executed on or prior to the Closing Date; (iii) installment sale or open transaction disposition made on or prior to the Closing Date; or (iv) prepaid amount received on or prior to the Closing Date;

          (K) The Acquired Fund has not taken or agreed to take any action, and is not aware of any agreement, plan or other circumstance, that is inconsistent with the representations set forth in Annex B;

          (L) There are (and as of immediately following the Closing there will be) no liens on the assets of the Acquired Fund relating to or attributable to Taxes, except for Taxes not yet due and payable;

          (M) The Tax bases of the assets of the Acquired Fund are accurately reflected on the Acquired Fund's Tax books and records;

          (N) The Acquired Fund has not incurred (or been allocated) an "overall foreign loss" as defined in Section 904(f)(2) of the Code which has not been previously recaptured in full as provided in Sections 904(f)(2) and/or 904(f)(3) of the Code;

          (O) The Acquired Fund is not a party to a gain recognition agreement under Section 367 of the Code;

          (P) The Acquired Fund does not own any interest in an entity that is characterized as a partnership for income tax purposes;


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

          (Q) The Acquired Fund's Tax attributes are not limited under the Code (including but not limited to any capital loss carry forward limitations under Sections 382 or 383 of the Code and the Treasury Regulations thereunder) or comparable provisions of state law; and

          (R) For purposes of this Agreement, "Taxes" or "Tax" shall mean all taxes, charges, fees, levies or other similar assessments or liabilities, including without limitation income, gross receipts, ad valorem, premium, value-added, excise, real property, personal property, sales, use, transfer, withholding, employment, unemployment, insurance, social security, business license, business organization, environmental, workers compensation, payroll, profits, license, lease, service, service use, severance, stamp, occupation, windfall profits, customs, duties, franchise and other taxes imposed by the United States of America or any state, local or foreign government, or any agency thereof, or other political subdivision of the United States or any such government, and any interest, fines, penalties, assessments or additions to tax resulting from, attributable to or incurred in connection with any tax or any contest or dispute thereof; and "Tax Returns" shall mean all reports, returns, declarations, statements or other information required to be supplied to a governmental or regulatory authority or agency, or to any other person, in connection with Taxes and any associated schedules or work papers produced in connection with such items;

     (i) All issued and outstanding Acquired Fund Shares are, and at the Closing Date will be, duly and validly issued and outstanding, fully paid and nonassessable by the Acquired Fund. All of the issued and outstanding Acquired Fund Shares will, at the time of Closing, be held of record by the persons and in the amounts set forth in the Shareholder List submitted to the Acquiring Fund pursuant to Paragraph 3.5 hereof. The Acquired Fund does not have outstanding any options, warrants or other rights to subscribe for or purchase any Acquired Fund Shares, nor is there outstanding any security convertible into any Acquired Fund Shares;

     (j) At the Closing Date, the Acquired Fund will have good and marketable title to the Acquired Assets, and full right, power and authority to sell, assign, transfer and deliver the Acquired Assets to the Acquiring Fund, and, upon delivery and payment for the Acquired Assets, the Acquiring Fund will acquire good and marketable title thereto, subject to no restrictions on the full transfer thereof, except such restrictions as might arise under the Securities Act;

     (k) The American Independence Funds Trust has the trust power and authority to enter into and perform its obligations under this Agreement. The execution, delivery and performance of this Agreement have been duly authorized by all necessary action on the part of the American Independence Funds Trust's Board of Trustees, and, subject to the approval of the Acquired Fund's shareholders, assuming due authorization, execution and delivery by the Acquiring Fund, this Agreement will constitute a valid and binding obligation of the Acquired Fund, enforceable in accordance with its terms, subject as to enforcement, to bankruptcy, insolvency, reorganization, moratorium and other laws relating to or affecting creditors' rights and to general equity principles;

     (l) The information to be furnished by the Acquired Fund to the Acquiring Fund for use in applications for orders, registration statements, proxy materials and other documents which may be necessary in connection with the transactions contemplated hereby and any information necessary to compute the total return of the Acquired Fund shall be accurate and complete and shall comply in all material respects with federal securities and other laws and regulations applicable thereto;

     (m) The information included in the proxy statement (the "Proxy Statement") forming part of the Acquiring Fund's Registration Statement on Form N-14 filed in connection with this Agreement (the "Registration Statement") that has been furnished in writing by the Acquired Fund to the Acquiring Fund for inclusion in the Registration Statement, on the effective date of that Registration Statement and on the


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

Closing Date, will conform in all material respects to the applicable requirements of the Securities Act, the Securities Exchange Act of 1934, as amended (the "Exchange Act"), and the Investment Company Act and the rules and regulations of the Commission thereunder and will not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading;

     (n) Upon the effectiveness of the Registration Statement, no consent, approval, authorization or order of any court or governmental authority is required for the consummation by the American Independence Trust or the Acquired Fund of the transactions contemplated by this Agreement;

     (o) All of the issued and outstanding Acquired Fund Shares have been offered for sale and sold in conformity with all applicable federal and state securities laws, except as may have been previously disclosed in writing to the Acquiring Fund;

     (p) The prospectus and statement of additional information of the Acquired Funds and any amendments or supplements thereto, furnished to the Acquiring Funds, did not as of their dates or the dates of their distribution to the public contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances in which such statements were made, not misleading;

     (q) The Acquired Funds currently comply in all material respects with, and since its organization has complied in all material respects with, the requirements of, and the rules and regulations under, the Investment Company Act, the Securities Act, the Exchange Act, state "Blue Sky" laws and all other applicable federal and state laws or regulations. The Acquired Fund currently complies in all material respects with, and since its organization has complied in all material respects with, all investment objectives, policies, guidelines and restrictions and any compliance procedures established by the American Independence Trust with respect to the Acquired Fund. All advertising and sales material used by the Acquired Fund complies in all material respects with and has complied in all material respects with the applicable requirements of the Securities Act, the Investment Company Act, the rules and regulations of the Commission, and, to the extent applicable, the Conduct Rules of the National Association of Securities Dealers, Inc. (the "NASD") and any applicable state regulatory authority. All registration statements, prospectuses, reports, proxy materials or other filings required to be made or filed with the Commission, the NASD or any state securities authorities by the Acquired Fund have been duly filed and have been approved or declared effective, if such approval or declaration of effectiveness is required by law. Such registration statements, prospectuses, reports, proxy materials and other filings under the Securities Act, the Exchange Act and the Investment Company Act (i) are or were in compliance in all material respects with the requirements of all applicable statutes and the rules and regulations thereunder and (ii) do not or did not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances in which they were made, not false or misleading;

     (r) Neither the Acquired Funds nor, to the knowledge of the Acquired Funds, any "affiliated person" of the Acquired Fund has been convicted of any felony or misdemeanor, described in Section 9(a)(1) of the Investment Company Act, nor, to the knowledge of the Acquired Fund, has any affiliated person of the Acquired Fund been the subject, or presently is the subject, of any proceeding or investigation with respect to any disqualification that would be a basis for denial, suspension or revocation of registration as an investment adviser under
Section 203(e) of the Investment Advisers Act of 1940, as amended (the "Investment Advisers Act"), or Rule 206(4)-4(b) thereunder or of a broker-dealer under Section 15 of the Exchange Act, or for disqualification as an investment adviser, employee, officer or director of an investment company under Section 9 of the Investment Company Act; and


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

     (s) The tax representation certificate to be delivered by American Independence Funds Trust on behalf of the Acquired Fund to the Acquiring Trust and Thacher, Proffitt & Wood LLP at the Closing pursuant to Paragraph 7.4 (the "Acquired Fund Tax Representation Certificate") will not on the Closing Date contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements therein not misleading.

     4.2 Except as set forth on a disclosure schedule previously provided by the Acquiring Trust to the American Independence Funds Trust (which disclosure schedule shall be organized by the sections of this Section 4.2 and any disclosure shall only modify the portions of this Section 4.2 expressly identified in such schedule), the Acquiring Trust, on behalf of the Acquiring Fund, represents, warrants and covenants to the Acquired Funds, which representations, warranties and covenants will be true and correct on the date hereof and on the Closing Date as though made on and as of the Closing Date, as follows:

     (a) The Acquiring Trust is a business trust duly organized, validly existing and in good standing under the laws of the State of Delaware. The Acquiring Trust has the power to own all of its properties and assets and to perform the obligations under this Agreement. The Acquiring Fund is not required to qualify to do business in any jurisdiction in which it is not so qualified or where failure to qualify would subject it to any material liability or disability. Each of the Acquiring Trust and the Acquiring Funds have all necessary federal, state and local authorizations to own all of its properties and assets and to carry on its business as now being conducted;

     (b) The Acquiring Trust is a registered investment company classified as a management company of the open-end type, and its registration with the Commission as an investment company under the Investment Company Act is in full force and effect;

     (c) The Acquiring Fund's registration statement on Form N-1A that will be in effect on the Closing Date, and the prospectus and statement of additional information of the Acquiring Fund included therein, will conform in all material respects with the applicable requirements of the Securities Act and the Investment Company Act and the rules and regulations of the Commission thereunder, and did not as of the effective date thereof and will not as of the Closing Date contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances in which they were made, not misleading;

     (d) The Registration Statement, the Proxy Statement and statement of additional information with respect to the Acquiring Funds, and any amendments or supplements thereto in effect on or prior to the Closing Date included in the Registration Statement (other than written information furnished by the Acquired Funds for inclusion therein, as covered by the Acquired Funds' warranty in Paragraph 4.1(m) hereof) will conform in all material respects to the applicable requirements of the Securities Act and the Investment Company Act and the rules and regulations of the Commission thereunder. Neither the Registration Statement nor the Proxy Statement (other than written information furnished by the Acquired Funds for inclusion therein, as covered by the Acquired Fund's warranty in Paragraph 4.1(m) hereof) includes or will include any untrue statement of a material fact or omits to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading;

     (e) The Acquiring Trust is not in violation of, and the execution and delivery of this Agreement and performance of its obligations under this Agreement will not result in a violation of, any provisions of the Declaration of Trust or by-laws of the Acquiring Trust or any material agreement, indenture, instrument, contract, lease or other undertaking with respect to the Acquiring Fund to which the Acquiring Trust is a party or by which the Acquiring Fund or any of its assets is bound;


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

     (f) No litigation or administrative proceeding or investigation of or before any court or governmental body is currently pending or threatened against the Acquiring Fund or any of the Acquiring Fund's properties or assets. The Acquiring Fund knows of no facts which might form the basis for the institution of such proceedings. Neither the Acquiring Trust nor the Acquiring Fund is a party to or subject to the provisions of any order, decree or judgment of any court or governmental body which materially adversely affects the Acquiring Fund's business or its ability to consummate the transactions contemplated herein;

     (g) The statement of assets and liabilities of the Acquiring Funds, have been audited by Grant Thornton LLP, independent registered public accounting firm, and are in accordance with GAAP consistently applied and fairly reflect, in all material respects, the financial condition of the Acquiring Funds as of such date and all known liabilities, whether actual or contingent, of the Acquiring Funds as of the date thereof are disclosed therein;

     (h) (A) For the current taxable year the Acquiring Fund will meet, the requirements of Subchapter M of the Code for qualification and treatment as a regulated investment company and will qualify as such as of the Closing Date and will satisfy the diversification requirements of Section 851(b)(3) of the Code without regard to the last sentence of Section 851(d) of the Code. The Acquiring Funds have not taken any action, caused any action to be taken or caused any action to fail to be taken which action or failure could cause the Acquiring Funds to fail to qualify as a regulated investment company under the Code;

          (B) Within the times and in the manner prescribed by law, the Acquiring Funds has properly filed on a timely basis all Tax Returns that it was required to file, and all such Tax Returns were complete and accurate in all respects. The Acquiring Funds have not been informed by any jurisdiction that the jurisdiction believes that the Acquiring Fund was required to file any Tax Return that was not filed; and the Acquiring Funds do not know of any basis upon which a jurisdiction could assert such a position;

          (C) The Acquiring Funds have timely paid, in the manner prescribed by law, all Taxes that were due and payable or that were claimed to be due;

          (D) All Tax Returns filed by the Acquiring Funds constitute complete and accurate reports of the respective liabilities for Taxes and all attributes of the Acquiring Fund or, in the case of information returns and payee statements, the amounts required to be reported, and accurately set forth all items required to be included or reflected in such returns;

          (E) The Acquiring Funds have not waived or extended any applicable statute of limitations relating to the assessment or collection of Taxes;

          (F) The Acquiring Funds have not been notified that any examinations of the Tax Returns of the Acquiring Fund are currently in progress or threatened, and no deficiencies have been asserted or assessed against the Acquiring Fund as a result of any audit by the Internal Revenue Service or any state, local or foreign taxing authority, and, to its knowledge, no such deficiency has been proposed or threatened;

          (G) The Acquiring Funds have no actual or potential liability for any Tax obligation of any taxpayer other than itself. The Acquiring Funds are not and has never been a member of a group of corporations with which it has filed (or been required to file) consolidated, combined or unitary Tax Returns. The Acquiring Funds are not a party to any Tax allocation, sharing, or indemnification agreement;


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

          (H) The Acquiring Trust has delivered to American Independence Trust or made available to American Independence Trust complete and accurate copies of all Tax Returns of the Acquiring Fund, together with all related examination reports and statements of deficiency for all periods not closed under the applicable statutes of limitations and complete and correct copies of all private letter rulings, revenue agent reports, information document requests, notices of proposed deficiencies, deficiency notices, protests, petitions, closing agreements, settlement agreements, pending ruling requests and any similar documents submitted by, received by or agreed to by or on behalf of the Acquiring Fund. The Acquiring Fund has disclosed on its federal income Tax Returns all positions taken therein that could give rise to a substantial understatement of federal income Tax within the meaning of Section 6662 of the Code;

          (I) The Acquiring Funds have not undergone, have not agreed to undergo, and is not required to undergo (nor will it be required as a result of the transactions contemplated in this Agreement to undergo) a change in its method of accounting resulting in an adjustment to its taxable income pursuant to Section 481 of the Code. The Acquiring Funds will not be required to include any item of income in, or exclude any item of deduction from, taxable income for any taxable period (or portion thereof) ending after the Closing Date as a result of any (i) change in method of accounting for a taxable period ending on or prior to the Closing Date under Section 481(c) of the Code (or any corresponding or similar provision of state, local or foreign income Tax law); (ii) "closing agreement" as described in Section 7121 of the Code (or any corresponding or similar provision of state, local or foreign income Tax law) executed on or prior to the Closing Date; (iii) installment sale or open transaction disposition made on or prior to the Closing Date; or (iv) prepaid amount received on or prior to the Closing Date;

          (J) The Acquiring Funds have not taken or agreed to take any action, and is not aware of any agreement, plan or other circumstance, that is inconsistent with the representations set forth in Annex A;

          (K) The Acquiring Fund has not incurred (or been allocated) an "overall foreign loss" as defined in Section 904(f)(2) of the Code which has not been previously recaptured in full as provided in Sections 904(f)(2) and/or 904(f)(3) of the Code;

          (L) The Acquiring Funds are not a party to a gain recognition agreement under Section 367 of the Code;

          (M) The Acquiring Funds' Tax attributes are not limited under the Code (including but not limited to any capital loss carry forward limitations under Sections 382 or 383 of the Code and the Treasury Regulations thereunder) or comparable provisions of state law, except as set forth on
     Schedule 4.2;

     (i) The authorized capital of the Acquiring Funds consist of an unlimited number of shares of beneficial interest, no par value per share. As of the Closing Date, the Acquiring Fund will be authorized to issue an unlimited number of shares of beneficial interest, no par value per share. The Acquiring Funds Shares to be issued and delivered to the Acquired Funds for the account of the Acquired Funds Shareholders pursuant to the terms of this Agreement will have been duly authorized on the Closing Date and, when so issued and delivered, will be duly and validly issued, fully paid and non-assessable. The Acquiring Funds do not have outstanding any options, warrants or other rights to subscribe for or purchase any Acquiring Funds shares, nor is there outstanding any security convertible into any Acquiring Funds shares;


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

     (j) The Acquiring Trust has the trust power and authority to enter into and perform its obligations under this Agreement. The execution, delivery and performance of this Agreement have been duly authorized by all necessary action on the part of the Acquiring Trust's Board of Trustees, and, assuming due authorization, execution and delivery by the Acquired Funds, this Agreement will constitute a valid and binding obligation of the Acquiring Funds, enforceable in accordance with its terms, subject as to enforcement, to bankruptcy, insolvency, reorganization, moratorium and other laws relating to or affecting creditors' rights and to general equity principles;

     (k) The information to be furnished in writing by the Acquiring Funds or the Acquiring Fund Adviser for use in applications for orders, registration statements, proxy materials and other documents which may be necessary in connection with the transactions contemplated hereby shall be accurate and complete in all material respects and shall comply in all material respects with federal securities and other laws and regulations applicable thereto or the requirements of any form for which its use is intended, and shall not contain any untrue statement of a material fact or omit to state a material fact necessary to make the information provided not misleading;

     (l) No consent, approval, authorization or order of or filing with any court or governmental authority is required for the execution of this Agreement or the consummation of the transactions contemplated by the Agreement by the Acquiring Funds, except for the registration of the Acquiring Fund Shares under the Securities Act and the Investment Company Act;

     (m) Neither the Acquiring Funds nor, to the knowledge of the Acquiring Funds, any "affiliated person" of the Acquiring Funds has been convicted of any felony or misdemeanor, described in Section 9(a)(1) of the Investment Company Act, nor, to the knowledge of the Acquiring Fund, has any affiliated person of the Acquiring Fund been the subject, or presently is the subject, of any proceeding or investigation with respect to any disqualification that would be a basis for denial, suspension or revocation of registration as an investment adviser under Section 203(e) of the Investment Advisers Act or Rule 206(4)-4(b) thereunder or of a broker-dealer under Section 15 of the Exchange Act, or for disqualification as an investment adviser, employee, officer or director of an investment company under Section 9 of the Investment Company Act; and

     (n) Since the most recent fiscal year end, except as specifically disclosed in the Acquiring Funds' prospectus, its statement of additional information as in effect on the date of this Agreement, there has not been any material adverse change in the Acquiring Funds' financial condition, assets, liabilities, business or prospects, or any incurrence by the Acquiring Fund of indebtedness, except for normal contractual obligations incurred in the ordinary course of business or in connection with the settlement of purchases and sales of portfolio securities. For the purposes of this subparagraph (n) (but not for any other purpose of this Agreement), a decline in NAV per Acquiring Fund Share arising out of its normal investment operations or a decline in market values of securities in the Acquiring Funds' portfolio or a decline in net assets of the Acquiring Fund as a result of redemptions shall not constitute a material adverse change;

     (o) The tax representation certificate to be delivered by the Acquiring Trust on behalf of the Acquiring Fund to the American Independence Trust and Thacher, Proffitt & Wood LLP at Closing pursuant to Section 6.3 (the "Acquiring Fund Tax Representation Certificate") will not on the Closing Date contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements therein not misleading.


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5.   COVENANTS OF THE FUNDS

     5.1 The Acquired Funds will operate the Acquired Fund's business in the ordinary course of business between the date hereof and the Closing Date. It is understood that such ordinary course of business will include the declaration and payment of customary dividends and other distributions and any other dividends and other distributions necessary or advisable (except to the extent dividends or other distributions that are not customary may be limited by representations made in connection with the issuance of the tax opinion described in Paragraph 8.5 hereof), in each case payable either in cash or in additional shares.

     5.2 The American Independence Funds Trust will call a special meeting of the Acquired Funds' shareholders to consider approval of this Agreement and act upon the matters set forth in the Proxy Statement.

     5.3 To the extent that INTRUST, or an affiliate of INTRUST, has voting discretion with respect to any Acquired Fund Shares owned on behalf of an INTRUST client, INTRUST shall not vote on behalf of such client and shall pass-through the voting power to the underlying INTRUST client.

     5.4 The Acquiring Funds will prepare the notice of meeting, form of proxy and Proxy Statement (collectively, "Proxy Materials") to be used in connection with such meeting, and will promptly prepare and file with the Commission the Registration Statement. The American Independence Trust will provide the Acquiring Funds with information reasonably requested for the preparation of the Registration Statement in compliance with the Securities Act, the Exchange Act, and the Investment Company Act.

     5.5 The Acquired Funds covenants that the Acquiring Fund Shares to be issued hereunder are not being acquired by the Acquired Funds for the purpose of making any distribution thereof other than in accordance with the terms of this Agreement.

     5.6 The Acquired Funds will assist the Acquiring Funds in obtaining such information as the Acquiring Funds reasonably require concerning the beneficial ownership of the Acquired Fund Shares.

     5.7 Subject to the provisions of this Agreement, each Fund will take, or cause to be taken, all actions, and do or cause to be done, all things reasonably necessary, proper or advisable to consummate the transactions contemplated by this Agreement.

     5.8 The Acquired Fund shall furnish to the Acquiring Fund on the Closing Date a Statement of Assets and Liabilities of the Acquired Fund as of the Closing Date setting forth the NAV (as computed pursuant to Paragraph 2.1) of the Acquired Fund as of the Valuation Time, which statement shall be prepared in accordance with GAAP consistently applied and certified by the American Independence Funds Trust's Treasurer or Assistant Treasurer. As promptly as practicable, but in any case within 30 days after the Closing Date, the American Independence Trust shall furnish to the Acquiring Trust, in such form as is reasonably satisfactory to the Acquiring Trust, a statement of the earnings and profits of the Acquired Fund for federal income tax purposes, and of any capital loss carryovers and other items that will be carried over to the Acquiring Fund under the Code, and which statement will be certified by the Treasurer of the American Independence Trust.

     5.9 No Fund shall take any action that is inconsistent with the representations set forth in, with respect to the Acquired Funds, the Acquired Funds Tax Representation Certificate and, with respect to the Acquiring Funds, the Acquiring Funds Tax Representation Certificate.

     5.10 From and after the date of this Agreement and until the Closing Date, each of the Funds and the American Independence Trust and the Acquiring Trust shall use its commercially reasonable efforts to cause the Reorganization to qualify, and will not knowingly take any action, cause any action to be taken, fail to take any action or cause any action to fail to be taken, which action or failure to act could prevent the Reorganization from qualifying, as a reorganization under the provisions of Section 368(a) of the Code. The parties hereby adopt this Agreement as a "plan of reorganization" within the meaning of Sections 1.368-2(g) and 1.368-3(a) of the income tax regulations promulgated under the Code. Unless otherwise required pursuant to a "determination" within the meaning of Section 1313(a) of the Code, the parties hereto shall treat and report the transactions contemplated hereby as a reorganization within the meaning of Section [368(a)(1)(C)/(D)] of the Code and shall not take any position inconsistent with such treatment.

     5.11 From and after the date of this Agreement and through the time of the Closing, each Fund shall use its commercially reasonable efforts to cause it to qualify, and will not knowingly take any action, cause any action to be taken, fail to take any action or cause any action to fail to be taken, which action or failure to act could prevent it from qualifying as a regulated investment company under the provisions of Subchapter M of the Code.

     5.12 Each Fund shall prepare, or cause to be prepared, all of its Tax Returns for taxable periods that end on or before the Closing Date and shall timely file, or cause to be timely filed, all such Tax Returns. Each Fund shall make any payments of Taxes required to be made by it with respect to any such Tax Returns.

6.   CONDITIONS PRECEDENT TO OBLIGATIONS OF THE ACQUIRED FUND

     The obligations of the Acquired Funds to complete the transactions provided for herein shall be, at its election, subject to the performance by the Acquiring Funds of all the obligations to be performed by it hereunder on or before the Closing Date, and, in addition thereto, the following further conditions, unless waived by the Acquired Funds in writing:

     6.1 All representations and warranties by the Acquiring Trust on behalf of the Acquiring Funds contained in this Agreement shall be true and correct as of the date hereof and, except as they may be affected by the transactions contemplated by this Agreement, as of the Closing Date with the same force and effect as if made on and as of the Closing Date;

     6.2 The Acquiring Trust shall have delivered to the American Independence Trust on the Closing Date a certificate of the Acquiring Trust on behalf of the Acquiring Fund executed in its name by its President or Vice President and its Treasurer or Assistant Treasurer, in form and substance satisfactory to the American Independence Funds Trust and dated as of the Closing Date, to the effect that the representations and warranties of the Acquiring Trust made in this Agreement are true and correct at and as of the Closing Date, except as they may be affected by the transactions contemplated by this Agreement, that each of the conditions to Closing in this Article 6 have been met, and as to such other matters as the American Independence Trust shall reasonably request;

     6.3 The Acquiring Trust on behalf of the Acquiring Funds shall have delivered to the American Independence Funds Trust and Thacher, Proffitt & Wood LLP an Acquiring Fund Tax Representation Certificate, satisfactory to the American Independence Trust and Thacher, Proffitt & Wood LLP, substantially in the form attached to this Agreement as Annex A, concerning certain tax-related matters with respect to the Acquiring Funds;

     6.4 With respect to the Acquiring Funds, the Board of Trustees of the Acquiring Trust shall have determined that the Reorganization is in the best interests of the Acquiring Funds and, based upon such determination, shall have approved this Agreement and the transactions contemplated hereby; and

     6.5 The American Independence Trust shall have received at the Closing a favorable opinion as to the due authorization of this Agreement by the Acquiring Trust and related matters of Thacher, Proffitt & Wood LLP, dated as of the Closing Date, in a form reasonably satisfactory to the American Independence Trust.

7.   CONDITIONS PRECEDENT TO OBLIGATIONS OF THE ACQUIRING FUNDS

     The obligations of the Acquiring Funds to complete the transactions provided for herein shall be, at its election, subject to the performance by the Acquired Funds of all the obligations to be performed by it hereunder on or before the Closing Date and, in addition thereto, the following further conditions, unless waived by the Acquiring Funds in writing:

     7.1 All representations and warranties of the American Independence Trust on behalf of the Acquired Funds contained in this Agreement shall be true and correct as of the date hereof and, except as they may be affected by the transactions contemplated by this Agreement, as of the Closing Date with the same force and effect as if made on and as of the Closing Date;

     7.2 The American Independence Funds Trust shall have delivered to the Acquiring Fund the Statement of Assets and Liabilities of the Acquired Funds pursuant to Paragraph 5.7, together with a list of its portfolio securities showing the federal income tax bases and holding periods of such securities, as of the Closing Date, certified by the American Independence Funds Trust's Treasurer or Assistant Treasurer;

     7.3 The American Independence Funds Trust shall have delivered to the Acquiring Trust on the Closing Date a certificate of the American Independence Trust on behalf of the Acquired Fund executed in its name by its President or Vice President and a Treasurer or Assistant Treasurer, in form and substance reasonably satisfactory to the Acquiring Trust and dated as of the Closing Date, to the effect that the representations and warranties of the American Independence Trust contained in this Agreement are true and correct at and as of the Closing Date, except as they may be affected by the transactions contemplated by this Agreement, that each of the conditions to Closing in this
Article 7 have been met, and as to such other matters as the Acquiring Trust shall reasonably request;

     7.4 The American Independence Funds Trust on behalf of the Acquired Funds shall have delivered to the Acquiring Trust and Thacher, Proffitt & Wood LLP an Acquired Fund Tax Representation Certificate, satisfactory to the Acquiring Trust and Thacher, Proffitt & Wood LLP, substantially in the form attached to this Agreement as Annex B, concerning certain tax-related matters with respect to the Acquired Funds;

     7.5 The Acquiring Trust shall have received at the Closing a favorable opinion as to the due authorization of this Agreement by the American Independence Trust and related matters of Thacher, Proffitt & Wood LLP, dated as of the Closing Date, in a form reasonably satisfactory to the Acquiring Trust; and

     7.6 With respect to the Acquired Funds, the Board of Trustees of the American Independence Trust shall have determined that the Reorganization is in the best interests of the Acquired Fund and, based upon such determination, shall have approved this Agreement and the transactions contemplated hereby.

8.   FURTHER CONDITIONS PRECEDENT

     If any of the conditions set forth below does not exist on or before the Closing Date with respect to either party hereto, the other party to this Agreement shall, at its option, not be required to consummate the transactions contemplated by this Agreement:

     8.1 This Agreement and the transactions contemplated herein shall have been approved by the requisite vote of the Acquired Fund's shareholders in accordance with the provisions of the American Independence Trust's Trust Instrument and By-Laws, and certified copies of the resolutions evidencing such approval by the Acquired Fund's shareholders shall have been delivered by the Acquired Funds to the Acquiring Funds. Notwithstanding anything herein to the contrary, neither party hereto may waive the conditions set forth in this Paragraph 8.1;

     8.2 On the Closing Date, no action, suit or other proceeding shall be pending before any court or governmental agency in which it is sought to restrain or prohibit, or obtain damages or other relief in connection with, this Agreement or the transactions contemplated herein;

     8.3 All consents of other parties and all other consents, orders and permits of federal, state and local regulatory authorities (including those of the Commission and of state Blue Sky and securities authorities) deemed necessary by either party hereto to permit consummation, in all material respects, of the transactions contemplated hereby shall have been obtained, except where failure to obtain any such consent, order or permit would not involve a risk of a material adverse effect on the assets or properties of either party hereto, provided that either party may waive any such conditions for itself;

     8.4 The Acquiring Trust's Registration Statement on Form N-14 shall have become effective under the Securities Act and no stop orders suspending the effectiveness of such Registration Statement shall have been issued and, to the best knowledge of the parties hereto, no investigation or proceeding for that purpose shall have been instituted or be pending, threatened or contemplated under the Securities Act;

     8.5 The parties shall have received an opinion of Thacher, Proffitt & Wood LLP, satisfactory to the American Independence Funds Trust and the Acquiring Trust and subject to customary assumptions and qualifications, substantially to the effect that for federal income tax purposes the acquisition by the Acquiring Funds of the Acquired Assets solely in exchange for the issuance of Acquiring Fund Shares to the Acquired Funds and the assumption of the Assumed Liabilities by the Acquiring Fund, followed by the distribution by the Acquired Fund, in liquidation of the Acquired Fund, of Acquiring Fund Shares to the Acquired Fund Shareholders in exchange for their Acquired Funds Shares and the termination of the Acquired Fund, will constitute a "reorganization" within the meaning of
Section 368(a) of the Code; and

     8.6 The Acquired Funds shall have distributed to its shareholders, in a distribution or distributions qualifying for the deduction for dividends paid under Section 561 of the Code, all of its investment company taxable income (as defined in Section 852(b)(2) of the Code determined without regard to Section 852(b)(2)(D) of the Code) for its taxable year ending on the Closing Date, all of the excess of (i) its interest income excludable from gross income under
Section 103(a) of the Code over (ii) its deductions disallowed under Sections 265 and 171(a)(2) of the Code for its taxable year ending on the Closing Date, and all of its net capital gain (as such term is used in Sections 852(b)(3)(A) and (C) of the Code), after reduction by any available capital loss carryforward, for its taxable year ending on the Closing Date.

9.   BROKERAGE FEES AND EXPENSES

     9.1 Each party hereto represents and warrants to the other party hereto that there are no brokers or finders entitled to receive any payments in connection with the transactions provided for herein.

     9.2 The parties have been informed by INTRUST Financial Services, Inc. ("IFSI") and the Acquiring Fund Adviser -- and the parties have entered into this Agreement in reliance on such information -- that such non-parties will pay (with each of IFSI and the Acquiring Fund Adviser being responsible for 50% of such amounts) all proxy statement and solicitation costs of the Funds associated with the Reorganization including, but not limited to, the expenses associated with the preparation, printing and mailing of any and all shareholder notices, communications, proxy statements, and necessary filings with the SEC or any other governmental authority in connection with the transactions contemplated by this Agreement and the fees and expenses of any proxy solicitation firm retained in connection with the Reorganization. Except for the foregoing, the IFSI shall bear the expenses of the Acquired Funds in connection with the transactions contemplated by this Agreement.

10.  ENTIRE AGREEMENT; SURVIVAL OF WARRANTIES

     10.1 The Acquiring Trust and the American Independence Funds Trust each agrees that neither party has made any representation, warranty or covenant not set forth herein or referred to in Paragraphs 4.1 or 4.2 hereof and that this Agreement constitutes the entire agreement between the parties.

     10.2 The representations and warranties contained in this Agreement or in any document delivered pursuant hereto or in connection herewith shall not survive the consummation of the transactions contemplated hereunder.

11.  TERMINATION

     11.1 This Agreement may be terminated by the mutual agreement of the Acquiring Trust and the American Independence Trust. In addition, either party may at its option terminate this Agreement at or prior to the Closing Date:

     (a) because of a material breach by the other of any representation, warranty, covenant or agreement contained herein to be performed at or prior to the Closing Date;

     (b) because of a condition herein expressed to be precedent to the obligations of the terminating party which has not been met and which reasonably appears will not or cannot be met;

     (c) by resolution of the Acquiring Trust's Board of Trustees if circumstances should develop that, in the good faith opinion of such Board, make proceeding with the Agreement not in the best interests of the Acquiring Fund's shareholders;

     (d) by resolution of the American Independence Trust's Board of Trustees if circumstances should develop that, in the good faith opinion of such Board, make proceeding with the Agreement not in the best interests of the Acquired Funds' shareholders; or

     (e) if the transactions contemplated by this Agreement shall not have occurred on or prior to December 31, 2006 or such other date as the parties may mutually agree upon in writing.

     11.2 In the event of any such termination, there shall be no liability for damages on the part of the Acquiring Funds, the Acquiring Trust, the American Independence Trust or the Acquired Funds, or the trustees or officers of the American Independence Trust, or the Acquiring Trust, but, subject to Paragraph 9.2, each party shall bear the expenses incurred by it incidental to the preparation and carrying out of this Agreement.

12.  AMENDMENTS

     This Agreement may be amended, modified or supplemented in such manner as may be mutually agreed upon in writing by the authorized officers of the American Independence Funds Trust and the Acquiring Trust; provided, however, that following the meeting of the Acquired Fund's shareholders called by the American Independence Funds Trust pursuant to Paragraph 5.2 of this Agreement, no such amendment may have the effect of changing the provisions regarding the method for determining the number of Acquiring Fund Shares to be received by the Acquired Fund Shareholders under this Agreement to their detriment without their further approval; provided that nothing contained in this Section 12 shall be construed to prohibit the parties from amending this Agreement to change the Closing Date.

13.  NOTICES

     Any notice, report, statement or demand required or permitted by any provisions of this Agreement shall be in writing and shall be given by prepaid telegraph, telecopy or certified mail addressed to the Acquired Fund, c/o INTRUST Financial Services, Inc., 105 North Main, Wichita, KS, with copies to Thacher, Proffitt & Wood LLP, Two World Financial Center, New York, NY 10281, and to the Acquiring Funds, c/o Arrivato Advisers, LLC, 350 Fifth Avenue, 59th Floor, New York, NY 10118, with copies to Thacher, Proffitt & Wood LLP, Two World Financial Center, New York, NY 10281.

14.  HEADINGS; COUNTERPARTS; GOVERNING LAW; ASSIGNMENT

     14.1 The article and paragraph headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.

     14.2 This Agreement may be executed in any number of counterparts, each of which shall be deemed an original.

     14.3 This Agreement shall be governed by and construed in accordance with the internal laws of the State of Delaware, without giving effect to conflict of laws principles (other than Delaware Code Title 6 Section 2708); provided that, in the case of any conflict between those laws and the federal securities laws, the latter shall govern.

     14.4 This Agreement shall bind and inure to the benefit of the parties hereto and their respective successors and assigns, but no assignment or transfer hereof or of any rights or obligations hereunder shall be made by either party without the prior written consent of the other party hereto. Nothing herein expressed or implied is intended or shall be construed to confer upon or give any person, firm or corporation, or other entity, other than the parties hereto and their respective successors and assigns, any rights or remedies under or by reason of this Agreement.

     14.5 It is expressly agreed that the obligations of the Acquiring Trust and the American Independence Funds Trust shall not be binding upon any of their respective trustees, shareholders, nominees, officers, agents or employees personally, but bind only to the property of the Acquiring Funds or the Acquired Funds, as the case may be, as provided in the trust instruments of the Acquiring Trust and the Instrument of Trust of the American Independence Funds Trust, respectively. The execution and delivery of this Agreement have been authorized by the trustees of the Acquiring Trust and of the American Independence Funds Trust and this Agreement has been executed by authorized officers of the Acquiring Trust and the American Independence Funds Trust, acting as such, and neither such authorization by such trustees nor such execution and delivery by such officers shall be deemed to have been made by any of them individually or to imposed any liability on any of them personally, but shall bind only the property of the Acquiring Funds and the Acquired Funds, as the case may be, as provided in the trust instruments of the Acquiring Trust and the Instrument of Trust of the American Independence Funds Trust, respectively.

     IN WITNESS WHEREOF, each of the parties hereto has caused this Agreement to be executed as of the date first set forth above by its President or Vice President and attested by its Secretary or Assistant Secretary.

                                        Attest: AMERICAN INDEPENDENCE FUNDS
                                        TRUST on behalf of [_______] FUND


                                        By:
                                            ------------------------------------
                                        Name:
                                              ----------------------------------
                                        Title: Secretary


                                        By:
                                            ------------------------------------
                                        Name:
                                              ----------------------------------
                                        Title: President


                                        Attest: ARRIVATO FUNDS TRUST
                                        on behalf of ARRIVATO FUNDS TRUST


                                        By:
                                            ------------------------------------
                                        Name:
                                              ----------------------------------
                                        Title: Secretary Title:


                                        By:
                                            ------------------------------------
                                        Name:
                                              ----------------------------------
                                        Title: Vice President

                                                                         Annex A

                        TAX REPRESENTATION CERTIFICATE OF
                           AMERICAN INDEPENDENCE FUNDS


      ON BEHALF OF THE STOCK FUND, INTERNATIONAL MULTI-MANAGER STOCK FUND, ULTRASHORT BOND FUND, INTERMEDIATE BOND FUND, KANSAS TAX-EXEMPT BOND FUND,
    NESTEGG CAPITAL PRESERVATION FUND, NESTEGG 2010 FUND, NESTEGG 2020 FUND,
                    NESTEGG 2030 FUND AND NESTEGG 2040 FUND


     This certificate is being delivered in connection with the transactions to be effected pursuant to the Agreement and Plan of Reorganization made as of [____], 2005 between Arrivato Funds Trust, a Delaware business trust, on behalf of its series Arrivato Dow Jones U.S. 2010 Fund, Arrivato Dow Jones U.S. 2015 Fund, Arrivato Dow Jones U.S. 2020 Fund, Arrivato Dow Jones U.S. 2030 Fund and Arrivato Dow Jones U.S. 2040 Fund ("Acquiring Funds"), and American Independence Funds Trust, a Delaware business trust ("American Independence Funds Trust"), on behalf of its series the Stock Fund, International Multi-Manager Stock Fund, UltraShort Bond Fund, Intermediate Bond Fund, NestEgg Capital Preservation Fund, NestEgg 2010 Fund, NestEgg 2020 Fund, NestEgg 2030 Fund and NestEgg 2040 Fund ("Acquired Funds") (the "Agreement"). Pursuant to the Agreement, Acquiring Funds will acquire all of the assets of Acquired Funds in exchange solely for (i) the assumption by Acquiring Funds of the Assumed Liabilities of Acquired Funds and
(ii) the issuance of shares of beneficial interest of Acquiring Funds (the "Acquiring Fund Shares") to Acquired Funds, followed by the distribution by Acquired Funds, in liquidation of Acquired Funds, of the Acquiring Fund Shares to the shareholders of Acquired Funds and the termination of Acquired Funds (the foregoing together constituting the "transaction").

     The undersigned officer of American Independence Trust, after consulting with its counsel, auditors and tax advisers regarding the meaning of and factual support for the following representations, on behalf of Acquired Funds, hereby certifies and represents that the following statements are true, complete and correct and will be true, complete and correct on the date of the transaction and thereafter as relevant. Unless otherwise indicated, all capitalized terms used but not defined herein shall have the meanings ascribed to them in the Agreement.

     1. The Acquired Funds are a series of American Independence Funds, a business trust organized under the laws of the state of Delaware, and Acquired Funds are, and has been at all times, treated as a separate corporation for federal tax purposes.

     2. As of the date of the transaction, the fair market value of the Acquiring Fund Shares received by each shareholder that holds shares of Acquired Funds (the "Acquired Fund Shares") will be approximately equal to the fair market value of the Acquired Fund Shares with respect to which such Acquiring Fund Shares are received, and the aggregate consideration received by Acquired Fund shareholders in exchange for their Acquired Fund Shares will be approximately equal to the fair market value of all of the outstanding Acquired Fund Shares immediately prior to the transaction. No property other than Acquiring Fund Shares will be distributed to shareholders of Acquired Fund in exchange for their Acquired Fund Shares, nor will any such shareholder receive cash or other property as part of the transaction.

     3. Neither the Acquired Funds nor any person "related" to the Acquired Funds (as defined in Treasury Regulation Section 1.368-1(e)(3)), nor any partnership in which Acquired Funds or any such related person is a partner, has redeemed, acquired or otherwise made any distributions with respect to


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

any shares of any Acquired Fund as part of the transaction, or otherwise pursuant to a plan of which the transaction is a part, other than redemptions and distributions made in the ordinary course of Acquired Funds' business as a series of an open-end investment company. To the best knowledge of management of the Acquired Funds, there is no plan or intention on the part of the shareholders of the Acquired Funds to engage in any transaction with the Acquired Funds, Acquiring Funds, or any person treated as related to Acquired Funds or Acquiring Funds under Treasury Regulation Section 1.368-1(e)(3) or any partnership in which Acquired Funds, Acquiring Funds, or any person treated as related to Acquired Funds or Acquiring Funds under Treasury Regulation Section 1.368-1(e)(3) is a partner involving the sale, redemption or exchange of any of the Acquired Fund Shares or any of the Acquiring Fund Shares to be received in the transaction, as the case may be, other than in the ordinary course of Acquired Funds' business as a series of an open-end investment company.

     4. Pursuant to the transaction, Acquired Funds will transfer to Acquiring Funds, and Acquiring Funds will acquire, at least 90% of the fair market value of the net assets, and at least 70% of the fair market value of the gross assets, Acquired Funds held immediately before the transaction. For the purposes of the foregoing, any amounts Acquired Funds uses to pay its transaction expenses and to make redemptions and distributions immediately before the transaction (except (a) redemptions in the ordinary course of its business required by section 22(e) of the Investment Company Act and (b) regular, normal dividend distributions made to conform to its policy of distributing all or substantially all of its income and gains to avoid the obligation to pay federal income tax and/or the excise tax under Section 4982 of the Code) will be included as assets it held immediately before the transaction.

     5. As of the date of the transaction, the fair market value of the Acquiring Fund Shares issued to Acquired Funds will be approximately equal to the fair market value of the Acquired Assets minus the Assumed Liabilities. Acquired Funds will not receive any consideration from Acquiring Funds in connection with the acquisition of the Acquired Assets other than the assumption of the Assumed Liabilities and the issuance of such Acquiring Fund Shares.

     6. The Assumed Liabilities assumed by the Acquiring Funds plus the Assumed Liabilities, if any, to which the transferred assets are subject were incurred by Acquired Fund in the ordinary course of its business. The Acquired Funds are not aware of any liabilities of any kind other than the Assumed Liabilities.

     7. As of the Closing Date, the adjusted basis and fair market value of the Acquired Assets will equal or exceed the Assumed Liabilities assumed for purposes of Section 357(d) of the Code.

     8. The Acquired Funds currently conducts their historic business within the meaning of Treasury Regulation Section 1.368-1(d)(2), which provides that, in general, a corporation's historic business is the business it has conducted most recently, but does not include a business that the corporation enters into as part of a plan of reorganization. The Acquired Funds assets transferred to Acquiring Funds will be Acquired Funds' historic business assets within the meaning of Treasury Regulation Section 1.368-1(d)(3), which provides that a corporation's historic business assets are the assets used in its historic business.

     9. The Acquired Funds will distribute to its shareholders the Acquiring Fund Shares it receives pursuant to the transaction, and its other properties, if any, and will be liquidated promptly thereafter.

     10. The expenses of the Acquired Funds incurred by it in connection with the transaction will be only such expenses that are solely and directly related to the transaction in accordance with Rev. Rul.

73-54, 1973-1 C.B. 187. The Acquired Funds will not pay any expenses incurred by its shareholders in connection with the transaction.

     11. There is no, and never has been any, indebtedness between the Acquiring Funds and Acquired Funds.

     12. The Acquired Funds have properly elected to be a regulated investment company under Subchapter M of the Code, has qualified for the special tax treatment afforded regulated investment companies under Subchapter M of the Code for each taxable year since inception, and qualifies for such treatment as of the time of the Closing.

     13. The Acquired Funds meet the requirements of an "investment company" in
Section 368(a)(2)(F) of the Code.

     14. The Acquired Funds are not under the jurisdiction of a court in a Title 11 or similar case within the meaning of Section 368(a)(3)(A) of the Code.

     15. The Acquired Funds do not pay compensation to any shareholder-employee.

     16. The Acquired Fund shareholders will not have dissenters' or appraisal rights in the transaction.

     17. The transaction is being undertaken for valid and substantial business purposes, including facilitating Acquired Funds' becoming a member of the Arrivato family of mutual funds, which, in the long term, is intended to result in lower expenses and increased assets.

     18. The Acquired Funds have no outstanding warrants, options, convertible securities or any other type of right pursuant to which any person could acquire stock in the Acquired Funds.

     The undersigned officer of American Independence Funds is authorized to make all of the representations set forth herein, and the undersigned is authorized to execute this certificate on behalf of the Acquired Funds. The undersigned recognizes that Thacher, Proffitt & Wood LLP will rely upon the foregoing representations in evaluating the United States federal income tax consequences of the transaction and rendering its opinion pursuant to Section
8.5 of the Agreement. If, prior to the date of the transaction, any of the representations set forth herein ceases to be accurate, the undersigned agrees to deliver immediately to Thacher, Proffitt & Wood LLP a written notice to that effect.

AMERICAN INDEPENDENCE FUNDS
on behalf of:


Stock Fund
International Multi-Manager Stock Fund
UltraShort Bond Fund
Intermediate Bond Fund
Kansas Tax-Exempt Bond Fund
NestEgg Capital Preservation Fund
NestEgg 2010 Fund
NestEgg 2020 Fund
NestEgg 2030 Fund
NestEgg 2040 Fund

By: /s/ Trent Statczar
    ---------------------------------


Name:   Trent Statczar
      -------------------------------



Title:  Treasurer
       ------------------------------



Dated: 2/13/2006

                                                                         Annex B

                        TAX REPRESENTATION CERTIFICATE OF


                              ARRIVATO FUNDS TRUST
    ON BEHALF OF STOCK FUND, INTERNATIONAL EQUITY FUND, SHORT-TERM BOND FUND,
              INTERMEDIATE BOND FUND, KANSAS TAX-EXEMPT BOND FUND,
      NESTEGG DOW JONES U.S. 2010 FUND, NESTEGG DOW JONES U.S. 2015 FUND, NESTEGG DOW JONES U.S. 2020 FUND, NESTEGG DOW JONES U.S. 2030 FUND,
                        NESTEGG DOW JONES U.S. 2040 FUND



     This certificate is being delivered in connection with the transactions to be effected pursuant to the Agreement and Plan of Reorganization made as of [_____], 2005 between Arrivato Funds Trust, a Delaware business trust ("Acquiring Trust"), on behalf of its series Stock Fund, International Equity Fund, Short-Term Bond Fund, Intermediate Term Bond Fund, Kansas Tax-Exempt Bond Fund NestEgg Dow Jones U.S. 2010 Fund, NestEgg Dow Jones U.S. 2015 Fund, NestEgg Dow Jones U.S. 2020 Fund, NestEgg Dow Jones U.S. 2030 Fund, NestEgg Dow Jones U.S. 2040 Fund ("Acquiring Fund"), and American Independence Funds Trust, a Delaware business trust, on behalf of its series the Stock Fund, International Multi-Manager Stock Fund, Ultra Short-Term Fund, Intermediate Bond Fund and Kansas Tax-Exempt Bond Fund ("Acquired Fund") (the "Agreement"). Pursuant to the Agreement, Acquiring Fund will acquire all of the assets of Acquired Fund in exchange solely for (i) the assumption by Acquiring Fund of the Assumed Liabilities of Acquired Fund, and (ii) the issuance of shares of beneficial interest of Acquiring Fund (the "Acquiring Fund Shares") to Acquired Fund, followed by the distribution by Acquired Fund, in liquidation of Acquired Fund, of the Acquiring Fund Shares to the shareholders of Acquired Fund and the termination of Acquired Fund (the foregoing together constituting the "transaction").


     The undersigned officer of Acquiring Trust, after consulting with its counsel, auditors and tax advisers regarding the meaning of and factual support for the following representations, on behalf of Acquiring Fund, hereby certifies and represents that the following statements are true, complete and correct and will be true, complete and correct on the date of the transaction and thereafter as relevant. Unless otherwise indicated, all capitalized terms used but not defined herein shall have the meanings ascribed to them in the Agreement.

     1. Acquiring Fund is a series of Acquiring Trust, a statutory trust organized under the laws of the State of Delaware, and Acquiring Fund will be treated after the Closing as a separate corporation for federal tax purposes. Acquiring Fund was newly organized solely for the purpose of effecting the transaction and continuing thereafter to operate as a regulated investment company. Prior to the transaction, Acquiring Fund did not and will not engage in any business activities. There shall be no shares of Acquiring Fund issued and outstanding prior to the Closing Date other than those issued to Arrivato Advisers, LLC or one of its affiliates in connection with the creation of Acquiring Fund, which shares shall be redeemed, for an amount equal to the price paid therefor, at or before the Closing.

     2. Neither Acquiring Fund nor any person "related" to Acquiring Fund (as defined in Treasury Regulation Section 1.368-1(e)(3)), nor any partnership of which Acquiring Fund or any such related person is a partner, has any plan or intention to redeem or otherwise acquire any of the Acquiring Fund Shares received by shareholders of Acquired Fund in the transaction except in the ordinary course of Acquiring Fund's business in connection with its legal obligation under Section 22(e) of the Investment Company Act of 1940, as amended (the "1940 Act"), as a series of a registered open-end investment company to redeem its own shares.

     3. After the transaction, Acquiring Fund will continue the historic business (as defined in Treasury Regulation Section 1.368-1(d)(2)) of Acquired Fund or will use a significant portion of the


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historic business assets (as defined in Treasury Regulation Section
1.368-1(d)(3)) of Acquired Fund in a business.

     4. Acquiring Fund has no plan or intention to sell or otherwise dispose of any assets of Acquired Fund acquired in the transaction, except for dispositions made in the ordinary course of its business or to maintain its qualification as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code").

     5. Any expenses of Acquired Fund incurred in connection with the transaction which are paid or assumed by Acquiring Fund will be expenses of Acquired Fund solely and directly related to the transaction in accordance with Rev. Rul. 73 54, 1973 1 C.B. 187. Acquiring Fund will not pay or assume the expenses, if any, incurred by any Acquired Fund Shareholders in connection with the transaction.

     6. There is no, and never has been any, indebtedness between Acquiring Fund and Acquired Fund.

     7. Acquiring Fund will qualify for the special tax treatment afforded regulated investment companies under Subchapter M of the Code for all taxable years ending after the date of the transaction.

     8. Acquiring Fund will meet the requirements of an "investment company" in
Section 368(a)(2)(F) of the Code from and after the date of the transaction.

     9. Acquiring Fund is not under the jurisdiction of a court in a Title 11 or similar case within the meaning of Section 368(a)(3)(A) of the Code.

     10. Acquiring Fund does not now own and has never owned, directly or indirectly, any shares of Acquired Fund.

     11. As of the date of the transaction, the fair market value of the Acquiring Fund Shares issued to Acquired Fund will be approximately equal to the fair market value of the Acquired Assets minus the Assumed Liabilities. Acquiring Fund will not furnish any consideration in connection with the acquisition of the Acquired Assets other than the assumption of the Assumed Liabilities and the issuance of such Acquiring Fund Shares.

     12. Immediately following the transaction, the Acquired Fund Shareholders will own all of the outstanding Acquiring Fund Shares and will own such shares solely by reason of their ownership of the Acquired Fund Shares immediately prior to the transaction. Acquiring Fund has no plan or intention to issue as part of the transaction any shares of Acquiring Fund other than the Acquiring Fund Shares issued in exchange for the Acquired Assets.

     13. The transaction is being undertaken for valid and substantial business purposes, including facilitating Acquired Fund's becoming a member of the Arrivato family of mutual funds, which, in the long term, is intended to result in lower expenses and increased assets.

     14. No Acquired Fund shareholder is acting as agent for Acquiring Fund in connection with the transaction or approval thereof. Acquiring Fund will not reimburse any Acquired Fund shareholder for Acquired Fund Shares such shareholder may have purchased or for other obligations such shareholder may have incurred.

     15. Acquiring Fund has no outstanding warrants, options, convertible securities or any other type of right pursuant to which any person could acquire stock in Acquiring Fund.


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

     The undersigned officer of Acquiring Trust is authorized to make all of the representations set forth herein, and the undersigned is authorized to execute this certificate on behalf of Acquiring Fund. The undersigned recognizes that Thacher, Proffitt & Wood LLP will rely upon the foregoing representations in evaluating the United States federal income tax consequences of the transaction and rendering its opinion pursuant to Section 8.5 of the Agreement. If, prior to the date of the transaction, any of the representations set forth herein ceases to be accurate, the undersigned agrees to deliver immediately to Thacher, Proffitt & Wood LLP a written notice to that effect.

ARRIVATO FUNDS TRUST


on behalf of Stock Fund, International Equity Fund, Short-Term Fund, Intermediate Bond Fund, Kansas Tax-Exempt Bond Fund. NestEgg Dow Jones U.S. 2010 Fund, NestEgg Dow Jones U.S. 2015 Fund, NestEgg Dow Jones U.S. 2020 Fund, NestEgg Dow Jones U.S. 2030 Fund, NestEgg Dow Jones U.S. 2040 Fund.




By:    /s/ Eric Rubin
       -------------------------------
Name:  Eric Rubin
       ------------------------------
Title: President
       ------------------------------




Dated: January 31, 2006




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                                   APPENDIX B.
    PRINCIPAL INVESTMENTS, INVESTMENT PROCESS AND RISKS OF THE DOW JONES U.S.
          TARGET DATE FUNDS AND THE AMERICAN INDEPENDENCE NESTEGG FUNDS

Below is a general description of the Dow Jones U.S. Target Date Funds and the American Independence NestEgg Funds, their principal investments, investment process and risks of investing in the Funds.

THE DOW JONES TARGET DATE FUNDS.

The Dow Jones U.S. Target Date Funds are five mutual funds offering distinct investment choices to suit a range of investment goals. Each Fund seeks to track the performance of one of the Dow Jones U.S. Target Date Indexes, a unique group of U.S. target date indexes, less operating expenses.

Each of the Dow Jones U.S. Target Date Funds is offered to investors who are saving for a particular goal in life -- such as retirement -- or need to withdraw a substantial portion of their investment in, or close to, the year named in the Fund's title.

Each Dow Jones U.S. Target Date Index contains thousands of domestic securities. Each Dow Jones U.S. Target Date Index invests in six stock categories (U.S. large-cap value, U.S. large-cap growth, U.S. mid-cap value, U.S. mid-cap growth, U.S. small-cap value and U.S. small-cap growth), in three bond categories (U.S. government bonds, U.S. corporate bonds and U.S. mortgage backed bonds), and cash and short-term money market securities. By investing in ten different asset classes, each Index attempts to maximize the diversification benefits offered by the total U.S. securities market. Allocations are made to stocks and fixed-income securities in the indexes according to a mathematical formula (Dow Jones U.S. Target Date Indexes Methodology).

The Dow Jones U.S. Target Date Funds invest in ten asset classes that correspond to the asset classes comprising the Dow Jones U.S. Target Date Indexes. Each Dow Jones U.S. Target Date Fund has a distinct asset mix. The allocation to stocks, bonds and cash for each Fund systematically grows more conservative as the target date in the Fund's title approaches.

The systematic reduction of equity risk over time exposes investors to higher levels of equity risk in the early years and lower levels of equity risk in the years immediately prior to their target dates.

As each Fund reaches the stated target date, Fund assets will be invested in an Asset Allocation Strategy that holds risk at approximately 20% of the risk of the U.S. Stock Market.

The Funds will pursue their objectives by investing primarily in the securities of the companies included in the benchmark and derivative instruments, such as futures contracts and options, relating to the benchmark. Futures contracts and options are used as a low-cost method of gaining exposure to a particular securities market without investing directly in those securities.


Under normal circumstances, the Funds intend to invest at least 80% of their assets, determined at the time of purchase, in securities included in the Dow Jones U.S. Target Date Indexes and in derivative instruments, such as futures contracts and options that provide exposure to the stocks of companies in the Dow Jones U.S. Target Date Indexes. Up to 20% of the fund's total assets may be used to purchase money market securities and exchange-traded funds.


In an effort to run an efficient and effective strategy, the funds use the process of 'optimization,' a statistical sampling technique. The sampling method could cause the portfolio to overweight or underweight securities held with respect to the Dow Jones U.S. Target Dated Index. Using cash flows and risk assessments as determinants, the funds first purchase securities with larger weightings as established by the Dow Jones U.S. Target Date Index, and then


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systematically add lesser weighted securities until an optimal point where replication of the performance is achieved without incurring unnecessary transaction costs.

The portfolio manager uses quantitative analysis techniques to structure the fund to obtain a high correlation to the Dow Jones U.S. Target Date Indexes, while keeping the funds as fully invested as possible in all market environments. To attempt to replicate the risk and return characteristics of the Dow Jones U.S. Target Date Indexes as closely as possible, the funds invest in a statistically selected sample of the securities found in the Dow Jones U.S. Target Date Indexes, using a process known as 'optimization.' This process selects stocks for the funds so that industry weightings, market capitalizations and fundamental characteristics (price-to-book ratios, price-to-earnings ratios, debt-to-asset ratios and dividend yields), closely replicate those of the securities in the Dow Jones U.S. Target Date Indexes. Over the long term, we seek a correlation between the performance of the funds, before expenses, and the Dow Jones U.S. Target Date Indexes of 98% or better. A figure of 100% would indicate perfect correlation.

The Dow Jones U.S. Style Indexes are a series of six unmanaged indexes representing the six main categories of stocks within the U.S. stock market.

The six indexes, and the approximate number of companies in each index, are

     -    Large Growth Index (100 companies) - Large Value Index (125 companies)
          - Mid Growth Index (200 companies)

     -    Mid Value Index (250 companies)

     -    Small Growth Index (300 companies)

     -    Small Value Index (350 companies)

The large, mid and small indexes include only companies with these respective sizes. Dow Jones defines large-cap as those companies that make up 70% of what it considers to be the total float-adjusted market capitalization; mid-cap is the next 20%; and small-cap is the next 5%. (The companies in the smallest 5% are considered micro-cap and are eliminated due to their low liquidity.) Currently, Dow Jones reviews the composition of the Dow Jones U.S. Style Indexes twice a year, in March and September. The equity portion of each Dow Jones U.S. Target Date Index is made up of one-third large cap, one-third mid-cap and one-third small-cap and is equally divided between growth and value.

The growth and value indexes include only companies with these respective stock characteristics. The indexes use a methodology that is designed to exclude most companies that cannot be clearly classified as either growth or value, as well as companies that are very small and thinly traded.

MARKET CAPITALIZATION is the total market value of all shares owned by investors.

Market capitalization may be measured for an individual company, a group of companies, or a stock market as a whole. Terms such as "small cap" and "large cap" refer to stocks with small and large total market values, respectively. "Float adjusted" market capitalization measures only those shares that are readily available for trading.

GROWTH STOCKS are stocks that appear to have above-average potential for growth of revenue, earnings and stock price over time.

VALUE STOCKS are stocks whose market price appears low in light of certain other measures of worth, such as book value, recent earnings, or earnings growth.


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

PRINCIPAL INVESTMENTS

Under normal circumstances, the funds intend to invest at least 80% of their assets, determined at the time of purchase, in securities included in the Dow Jones U.S. Target Date Indexes and in derivative instruments, such as futures contracts and options, that provide exposure to the stocks of companies in the Dow Jones U.S. Target Date Indexes.

The funds' securities are weighted to attempt to make the funds' total investment characteristics similar to those of the Dow Jones U.S. Target Date Indexes as a whole. We may exclude or remove any stock from the fund if we believe that the stock is illiquid or that the merit of the investment has been impaired by financial conditions or other extraordinary events. At times, the portfolio manager may purchase a stock not included in the Dow Jones U.S. Target Date Index when it is believed to be a cost-efficient way of approximating the Dow Jones U.S. Target Date Index's performance. For example, it may do so in anticipation of a stock being added to the Dow Jones U.S. Target Date Index. The fund may hold assets in short-term debt securities or money market instruments for liquidity purposes. The funds may lend their investment securities up to 30% of their total assets to approved institutional borrowers who need to borrow securities in order to complete certain transactions.

INVESTMENT PROCESS

In an effort to run an efficient and effective strategy, the funds use the process of 'optimization,' a statistical sampling technique. First, the funds buy the stocks that make up the larger equity capitalization portion of the Dow Jones U.S. Target Date Index's value in roughly the same proportion as the Dow Jones U.S. Target Date Index. Second, smaller stocks are analyzed and selected based on liquidity. In selecting smaller stocks, the portfolio manager tries to replicate the industry and risk characteristics of all of the smaller companies in the Dow Jones U.S. Target Date Index without buying all of those stocks. This approach attempts to maximize the fund's liquidity and returns while minimizing their costs.

Before investing, you should carefully consider your investment goals, your time horizon, and your tolerance for risk. This knowledge can be helpful in identifying the funds that may most closely match your investing needs. Remember that mutual funds are investments, not bank deposits. They are not insured or guaranteed by the FDIC or any other government agency. Their share prices will go up and down and you could lose money by investing in them. "Dow Jones," "Dow Jones U.S. Target Date Indexes," "Dow Jones U.S. Style Indexes," "Dow Jones U.S. Target 2010 Index," "Dow Jones U.S. Target 2015 Index," "Dow Jones U.S. Target 2020 Index," "Dow Jones U.S. Target 2030 Index," and "Dow Jones U.S. Target 2040 Index" are service marks of Dow Jones & Company, Inc. and have been licensed for use for certain purposes by Arrivato Advisors, LLC ("Arrivato Advisors" or the "Adviser"). The Arrivato Dow Jones U.S. Target Date Funds, based on the Dow Jones U.S. Target Date Indexes are not sponsored, endorsed, sold or promoted by Dow Jones, and Dow Jones makes no representation regarding the advisability of investing in such product(s).

PRINCIPAL RISKS OF INVESTING IN THE FUNDS.

STOCK MARKET RISK

Stock prices change daily, and may rise or fall in response to business, political, or economic news. Declines in the market may occur rapidly or slowly, and may be short- or long-lived. The fund's share price changes with the value of the fund's securities, and when you sell shares they may be worth more or less than what you paid for them.

STYLE RISK

Growth stocks and value stocks tend to perform differently in different markets. Because the fund invests in both types of stocks, its performance may lag whichever category performs best during a given period.


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

MID- AND SMALL-CAP RISK

Because midsized and small companies tend to have limited business lines, financial resources, and competitive advantages compared to larger companies, their stock prices tend to fluctuate more than those of larger companies, and may move in a different direction than the broader market. Shares of small companies in particular may be thinly traded, making them potentially less easy to buy or sell at a desired time or price. Rising interest rates and changes in key personnel may hurt small businesses more than large ones.

INDEX RISK


Because the Fund uses an indexing strategy, your money remains fully exposed to market conditions (as measured by the index) during market declines. In addition, the fund could under perform the Target Date Index over the short or long term. Reasons for this include the effects of Fund expenses and transaction costs; differences between the stocks and bonds (and their weightings) in the Target Date Index and in the fund's portfolio; and the timing and Arrivato Dow Jones Target Date Fund's magnitude of shareholder transactions in Fund shares.


INTEREST RATE RISK

When interest rates rise, market prices of bonds generally fall, which could hurt the total return of the Fund's bond allocation. Debt and money market securities have varying levels of sensitivity to changes in interest rates. In general, the price of a debt or money market security can fall when interest rates rise and can rise when interest rates fall. Securities with longer maturities, mortgage securities, and the securities of issuers in the financial services sector can be more sensitive to interest rate changes. In other words, the longer the maturity of a security, the greater the impact a change in interest rates could have on the security's price. In addition, short-term and long-term interest rates do not necessarily move in the same amount or the same direction. Short-term securities tend to react to changes in short-term interest rates, and long-term securities tend to react to changes in long-term interest rates.

PREPAYMENT RISK

Many types of debt securities, including mortgage securities, are subject to prepayment risk. Prepayment occurs when the issuer of a security can repay principal prior to the security's maturity. Securities subject to prepayment can offer less potential for gains during a declining interest rate environment and similar or greater potential for loss in a rising interest rate environment. In addition, the potential impact of prepayment features on the price of a debt security can be difficult to predict and result in greater volatility. This risk could affect the total return of the Fund's bond allocation.

CREDIT RISK

The Fund's bond allocation could perform poorly if the credit quality of its bonds declines, or if a bond goes into default. Hard economic times, corporate malfeasance, and incorrect assessment of risks are among the types of factors that could cause a decline in credit quality.

DERIVATIVES RISK

Derivatives, including futures and options, could produce losses that are substantially greater than the amount invested. Derivatives could also add to the fund's expenses or eliminate some opportunities for gains. With some derivatives, there is also a risk that the fund could lose money if the counterparty to the derivative fails to honor its contractual obligation.


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

THE AMERICAN INDEPENDENCE NESTEGG FUNDS.

The NestEgg Funds seek to maximize assets for retirement or other purposes consistent with the quantitatively measured risk that investors, on average, may be willing to accept given their investment time horizons. We attempt to manage the investment risk in each NestEgg Fund for investors whose time horizons correspond to the particular NestEgg Fund's name: NestEgg Capital Preservation for investors who are seeking income and moderate long-term growth of capital; and NestEgg 2040 for investors who plan to begin withdrawing a substantial portion of their investment in the decade beginning in the year 2040. Each Fund's investment objective is non-fundamental, which means that it may be changed without prior shareholder approval.

PRINCIPAL INVESTMENTS

The NestEgg Funds may invest in underlying funds representing all the following widely recognized asset classes:

     -    money market instruments

     -    bonds

     -    stocks of the largest US companies

     -    stocks of all other publicly traded US corporations

     -    stocks that trade outside the United States

     -    mortgage related securities

Within stocks and bonds are sub-categories of securities:

     - US government bonds, bonds issued by corporations, mortgage-backed securities and foreign bonds form four separate sub-categories of bond investments. The first two sub-categories are further subdivided by maturity: long-term and intermediate-term.

     - US stocks can be divided according to the value of their outstanding stock (or capitalization), into large-cap, mid-cap and small-cap groupings.

     - Utilities -- closely regulated power generating companies -- are generally mid-size, but their performance has differed enough from other mid-cap stocks to warrant a distinct grouping.

     - Micro-cap stocks -- the smallest 5% of publicly traded companies -- constitute their own grouping apart from the rest of the small-cap universe.

EXAMPLE OF UNDERLYING MUTUAL FUNDS

   INDEX FUNDS                           EXCHANGE TRADED FUND (ETF)
   -----------                           --------------------------
   Equity Index Fund:                      Equity ETF:
   Vanguard Institutional Index            IShares S&P 500 Index
   Vanguard Value Index                    IShares S&P 500 Growth Index
   Vanguard Growth Index                   IShares S&P 400 Value Index
   Vanguard MidCap Index Fund              IShares S&P 400 Growth Index
   Vanguard Small Cap Index Fund           IShares Russell 2000 Index
   Vanguard Small Cap Value Index Fund   IShares Russell 2000 Value Index
   Vanguard Small Cap Growth Index       IShares Russell 2000 Growth Index


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                                                              IShares EAFE Index

INVESTMENT PROCESS

Two general rules of investing shape the NestEgg Funds' strategies:

     - The greater an investment's potential return, the greater its potential loss. Historically, for example, stocks have outgained bonds, but the worst year for stocks on record was much worse than the worst year for bonds.

     - Investors with longer time horizons have greater risk tolerance because their investments have more time to recoup any losses.

     We take more risks in the NestEgg Funds with longer time horizons. This assumption of greater risks is linked with these Funds' pursuit of greater returns. As each NestEgg Fund approaches its time horizon, and its investors have less time to recover from market declines, we systematically reduce the level of risk. This systematic shift toward more conservative investments is designed to help stabilize the value of your NestEgg investment as the time nears for you to begin drawing on it.

     We do not limit our analysis to long-term trends, however. We also take into account current market conditions. If conditions in a market have increased risk levels of an investment class or index to a point that its risk outweighs its expected returns, we will not allocate as much of the NestEgg Fund's assets to it as we otherwise might. Conversely, we may reduce a NestEgg Fund's allocation to an investment class or index, even when risks have not increased, because its expected return has fallen. This usually happens because prices in a market have risen to the point that potential for further gains appears limited.

IFSI allocates each NestEgg Fund's assets across investment groups in accordance with information provided by La Jolla Economics. La Jolla Economics conducts ongoing research to ensure that we are keeping pace with the world's constantly changing financial markets. INTRUST identifies and selects the underlying mutual funds which best represent the asset classes targeted by La Jolla Economics. Set forth below is a chart showing each Fund's target allocation range for the asset class represented by underlying index funds and ETFs.

PRINCIPAL RISK OF INVESTING IN THE NESTEGG FUNDS

Because each underlying mutual fund invests in certain asset classes and/or specific investment style, such as growth stocks or value stocks, the risks associated with that asset class or investment style will affect the underlying mutual fund and the Fund in proportion to the percentage of the Fund's assets invested in that underlying fund. These risks include, as previously described, stock investment risk, foreign investment risk, bond investment risk, credit risk, interest rate risk and analytical risk. In addition, each Fund concentrates its investments in shares of other investment companies (mutual funds) consistent with its objective. Investment companies as an industry may be subject to market and economic factors not associated with other industries and therefore cause the Fund to be more prone to the risks associated with that industry.

Index funds employ a passive management approach, which is expected to result in performance that is approximately the same as that of the index. Some of the indexes are well-known broad-based market indexes, such as the S&P 500 Index of large company stock. By investing in underlying mutual funds, each Fund would indirectly pay a portion of the operating, management and other expenses of each mutual fund. In addition, each Fund would have to absorb any distributions paid by the underlying mutual funds. While many of the underlying mutual funds have relatively high minimum investment amounts or are available only to institutional investors, the Funds' shareholders may be able to invest directly in the underlying funds and may pay less cost than owning shares of the Funds.


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ETFs are baskets of securities that, like stocks, trade on exchanges such as the
American Stock Exchange and the New York Stock Exchange. ETFs are priced continuously and trade throughout the day. ETFs may track a securities index, a particular market sector, or a particular segment of a securities index or market sector. Some types of ETFs are:

     - "SPDRs" (S&P's Depositary Receipts), which are securities that represent ownership in a long-term unit investment trust that holds a portfolio of common stocks designed to track the performance of an S&P Index. Holders of SPDRs are entitled to receive proportionate quarterly cash distributions corresponding to the dividends that accrue to the stocks in the S&P Index's underlying investment portfolio, less any trust expenses.

     - "Qubes" (QQQQ), which are securities that represent ownership in the stocks of the Nasdaq 100 Index, a modified capitalization weighted index that includes the stocks of 100 of the largest and most actively traded non-financial companies listed on the Nasdaq Stock Market. Qubes use a unit investment trust structure that allows immediate reinvestment of dividends.

     - "iShares," which are securities that represent ownership in a long-term unit investment trust that holds a portfolio of common stocks designed to track the performance of specific indexes.

     - "HOLDRs" (Holding Company Depositary Receipts), which are trust-issued receipts that represent beneficial ownership in a specified group of 20 or more stocks. Unlike other ETFs, a fund can hold the group of stocks as one asset or unbundle the stocks and trade them separately, according to the fund's investment strategies.

ETFs and index funds can experience many of the same risks associated with individual securities. ETFs are subject to market risk where the market as a whole, or that specific sector, may decline. Stock ETFs and Index Funds that invest in volatile stock sectors, such as foreign issuers, smaller companies, or technology, are subject to the additional risks to which those sectors are subject. ETFs may trade at a discount to the aggregate value of the underlying securities. The underlying securities in an ETF may not follow the price movements of an entire industry or sector. Trading in an ETF may be halted if the trading in one or more of the ETF's underlying securities is halted. Although expense ratios for ETFs are generally low, frequent trading of ETFs by a mutual fund can generate brokerage expenses.

Besides the general risks described above the NestEgg Funds face additional risks discussed below.

Derivatives. Index futures contracts and options on index futures contracts are generally considered derivatives -- they derive their value from the prices of the indexes. Compared to conventional securities, derivatives can be more sensitive to changes in interest rates or to sudden fluctuations in market prices. The Funds offset this exposure to increased loss with bank deposits or money market investments, stable holdings that offset the potential volatility of their derivative investments, as required by the Securities and Exchange Commission.

Foreign Investment Risk. Certain of the underlying funds may invest in foreign securities. Overseas investing carries potential risks not associated with domestic investments. Such risks include, but are not limited to: (1) currency exchange rate fluctuations, (2) political and financial instability, (3) less liquidity and greater volatility of foreign investments, (4) lack of uniform accounting, auditing and financial reporting standards, (5) less government regulation and supervision of foreign stock exchanges, brokers and listed companies, (6) increased price volatility, (7) delays in transaction settlement in some foreign markets, and (8) adverse impact of conversion to the euro for countries joining the European Monetary Union.


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                              ARRIVATO FUNDS TRUST
                       STATEMENT OF ADDITIONAL INFORMATION


                               February 15, 2006



      This Statement of Additional Information is not a Prospectus. It should be read in conjunction with the related combined Proxy Statement and Prospectus (also dated February 15, 2006), which covers Institutional Class shares of the Stock Fund, International Equity Fund, Short-Term Bond Fund, Intermediate Bond Fund, Kansas Tax Exempt Bond Fund, NestEgg Dow Jones U.S. 2010 Fund, NestEgg Dow Jones U.S. 2015, NestEgg Dow Jones U.S. 2020 Fund, NestEgg Dow Jones U.S. 2030 Fund and NestEgg Dow Jones U.S. 2040 Fund, each a series of the Arrivato Funds (the "Arrivato Funds") to be issued in exchange for shares of the Stock Fund, International Multi-Manager Stock Fund, UltraShort Bond Fund, Intermediate Bond Fund, Kansas Tax Exempt Bond Fund, NestEgg Capital Preservation Fund, NestEgg 2010 Fund, NestEgg 2020 Fund, NestEgg 2030 Fund and NestEgg 2040 Fund, each a series of American Independence Funds (the "American Independence Funds"). Please retain this Statement of Additional Information for further reference.



     A copy of the Prospectus accompanies this Statement of Additional Information.



INTRODUCTION.................................................  2
EXHIBITS AND DOCUMENTS INCORPORATED BY REFERENCE.............  2
ADDITIONAL INFORMATION ABOUT ARRIVATO FUNDS TRUST (THE FUND).  2
   FUND HISTORY..............................................  2
   DESCRIPTION OF THE FUND AND ITS INVESTMENT RISKS..........  2
   MANAGEMENT OF THE FUND....................................  2
   CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES.......  2
   INVESTMENT ADVISORY AND OTHER SERVICES....................  3
   PORTFOLIO MANAGERS........................................  3
   BROKERAGE ALLOCATION AND OTHER PRACTICES..................  3
   CAPITAL STOCK AND OTHER SECURITIES........................  3
   PURCHASE, REDEMPTION AND PRICING OF SHARES................  3
   TAXATION OF THE FUND......................................  3
   UNDERWRITERS..............................................  3
   CALCULATION OF PERFORMANCE DATA...........................  3
   FINANCIAL STATEMENTS......................................  3


                                  INTRODUCTION


     This Statement of Additional Information is intended to supplement the information provided in a combined Proxy Statement and Prospectus dated February 15, 2006 (the "Proxy Statement and Prospectus") relating to the proposed reorganization of the American Independence Funds, into Arrivato Funds Trust, and in connection with the solicitation by the management of American Independence Funds of proxies to be voted at the Meeting of Shareholders of the American Independence Funds Trust to be held on February 28, 2006.


                EXHIBITS AND DOCUMENTS INCORPORATED BY REFERENCE


      The following documents are incorporated herein by reference, unless otherwise indicated and are included with this Statement of Additional Information. Shareholders will receive a copy of each document that is incorporated by reference upon any request to receive a copy of this Statement of Additional Information.

1. Arrivato Funds Trust statement of additional information for Class A and C Class shares, dated September 15, 2005 (the "SAI") (File No. 333-124214), as filed with the Securities and Exchange Commission September 15, 2005 (Accession No. 0000950123-05-011134), is incorporated herein by reference.



2. American Independence Fund's statement of additional information, dated March 1, (File No. 33-447), as filed with the Securities and Exchange Commission on February 28, 2005 (Accession No. 0000950152-05-001607), is incorporated herein by reference.



3. American Independence Funds' Annual Report for the fiscal year ended October 31, 2005 (File No. 81107505), as filed with the Securities and Exchange Commission on December 30, 2005 (Accession No.
     0001004726-05-000377), is incorporated by reference and previously furnished to the Shareholders.




                          ADDITIONAL INFORMATION ABOUT
                              ARRIVATO FUNDS TRUST


FUND HISTORY

     For additional information about Arrivato Funds Trust generally and its history, see "Fund History" in the SAI.

DESCRIPTION OF THE FUND AND ITS INVESTMENT RISKS

     For additional information about Arrivato Funds Trust's investment objective, policies, risks and restrictions, see "Investment Policies, Risks and Restrictions" in the SAI.

MANAGEMENT OF THE FUND

     For additional information about Arrivato Funds Trust's Board of Trustees and officers, see "Trustees and Officers" in the SAI. CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES

     For additional information, see "Annual Fee, Expense and Other Information
- Share ownership."

INVESTMENT ADVISORY AND OTHER SERVICES

     For additional information, see "Investment Adviser," "Shareholder Servicing/Transfer Agent," "Custodian" and "Independent Auditors" in Arrivato Funds Trust's SAI.

PORTFOLIO MANAGERS

     For addition information, see "Portfolio Management" in the Arrivato Funds Trust's SAI.

BROKERAGE ALLOCATION AND OTHER PRACTICES

     For additional information about the Arrivato Funds Trust's brokerage allocation practices, see "Portfolio Transactions" in the SAI.

CAPITAL STOCK AND OTHER SECURITIES

     For additional information about the voting rights and other characteristics of shares of beneficial interest of the Arrivato Funds Trust, see "Description of Shares" in the SAI.

PURCHASE, REDEMPTION AND PRICING OF SHARES

     For additional information about purchase, redemption and pricing of shares of the Arrivato Funds Trust see "Sales Charges," "Redeeming Shares," "Telephone and Online Transactions" and "Pricing of Shares" in the SAI.

TAXATION OF THE FUND

     For additional information about tax matters related to an investment in the Arrivato Funds Trust Fund, see "Tax Status" in the SAI.

UNDERWRITERS

     For additional information about the Arrivato Funds Trust's principal underwriter and distribution plans, see "Principal Underwriter and Distribution Plans" and "Sales Charges" in the SAI.

CALCULATION OF PERFORMANCE DATA

     For additional information about the investment performance of Arrivato Funds Trust's, see "Investment Results" in the SAI.

FINANCIAL STATEMENTS

     For additional information, see "Financial Statements" in Arrivato Funds Trust's SAI.

                                  EXHIBIT 17(B)
                               FORM OF PROXY CARD

                        AMERICAN INDEPENDENCE FUNDS TRUST


                      AMERICAN INDEPENDENCE [________]FUND
               SPECIAL MEETING OF SHAREHOLDERS -FEBRUARY 28, 2006



This proxy is solicited on behalf of the board of trustees of American Independence Funds Trust, on behalf of its series, ____________________ Fund (the "the Fund"). The undersigned hereby appoints David Bunstine and Curtis Barnes, each of them (with full powers of substitution) to vote for the undersigned all shares of beneficial interest of the undersigned in the above-referenced Fund at the Special Meeting of Shareholders to be held at 12:30 p.m , Eastern time, on February 28, 2006, at the Fund's offices at 3435 Stelzer Rd, Columbus, Ohio 43219 , and any adjournment thereof ("Meeting"), with all the power the undersigned would have if personally present.


The shares represented by this proxy will be voted as instructed on the reverse side. Unless instructions to the contrary are given on the reverse or if this proxy is executed but no instruction is given, this proxy shall be deemed to grant authority to vote "FOR" the proposal, with discretionary power to vote upon such other business as may properly come before the Meeting or any adjournment. The proxies intend to vote with management on any such other business properly brought before the Meeting. The undersigned hereby acknowledges receipt of the accompanying Notice of the Special Meeting and combined Proxy Statement and Prospectus.

                             Date February 15, 2006


                       YOUR VOTE IS VERY IMPORTANT. PLEASE
                       COMPLETE, SIGN, DATE AND RETURN THE
                          ENCLOSED PROXY CARD PROMPTLY.


------------------------------------


------------------------------------
Signature(s) of Shareholder(s)
(Sign in the Box)

NOTE: Please sign exactly as you name or names appear. When signing as attorney, executor, administrator, trustee or guardian, please give your full title as such. If a corporation or partnership, please sign in full corporate or partnership name by an authorized officer.

             NOTE: YOUR PROXY CARD IS NOT VALID UNLESS IT IS SIGNED

YOUR VOTE IS IMPORTANT. PLEASE VOTE BY FILLING IN THE APPROPRIATE BOX BELOW. THIS PROXY WILL BE VOTED "FOR" THE PROPOSAL BELOW IF NO SPECIFICATION IS MADE BELOW.

Your board of trustees recommends that you vote "FOR" Proposal 1.

(1) To approve an Agreement and Plan of Reorganization.

FOR [_]   AGAINST [_]   ABSTAIN [_]

(2) To transact such other business as may properly come before the meeting.

We need your vote before [__________], 2006.

                     PLEASE SIGN AND DATE THE REVERSE SIDE.